Exhibit 10.1

PURCHASE AND SALE AGREEMENT

BY AND BETWEEN

WING RESOURCES LLC,

AND

WING RESOURCES II LLC

(as Sellers)

AND

ALLIANCE RESOURCE PARTNERS, L.P.

(as Buyer)

Dated as of: June 21, 2019

6.2	Reasonable Efforts.	14
6.3	Termination Due to Impairments to the Property.	14
6.4	Amendment of Disclosure Schedules.	14
6.5	Limitations on Representations and Warranties.	15
6.6	Post-Closing Obligations.	17
6.7	Exclusivity.	17

TAX MATTERS		17

7.1	Transfer Taxes.	17
7.2	Asset Taxes.	18
7.3	Tax Allocation.	18
7.4	Tax Treatment of Indemnification; Tax Payments; Escrowed Amounts.	19
7.5	Refunds of Taxes.	19

ARTICLE 8 CONDITIONS PRECEDENT AND TERMINATION		19

8.1	Conditions to Obligations of Sellers.	19
8.2	Conditions to Obligations of Buyer.	20
8.3	Frustration of Closing Conditions.	20
8.4	Termination.	21
8.5	Effect of Termination and Remedies.	21

ARTICLE 9 CLOSING		22

9.1	Date and Place of Closing.	22
9.2	Closing Obligations.	22

ARTICLE 10 ASSUMPTION AND RETENTION OF OBLIGATIONS AND INDEMNIFICATION; DISCLAIMERS		23

10.1	Buyer’s Assumption of Liabilities and Obligations.	23
10.2	Indemnification.	23
10.3	Survival of Warranties, Representations and Covenants.	25
10.4	Reservation as to Non-Parties.	25
10.5	Express Negligence Rule.	25
10.6	No Recourse.	25
10.7	Reserved.	26
10.8	Waiver of Certain Damages.	26
10.9	Determination of Breach and Losses.	26
10.10	Notice and Defense.	26

ARTICLE 11 MISCELLANEOUS		27

11.1	Expenses.	27
11.2	Notices.	27
11.3	Governing Law; Jurisdiction; Venue; Jury Waiver.	28
11.4	Further Assurances.	28
11.5	Amendments; Waivers.	28
11.6	Assignment.	28
11.7	Counterparts/Fax Signatures.	28
11.8	Construction.	29
11.9	Entire Agreement.	29
11.10	Successors and Permitted Assigns.	29
11.11	Parties in Interest.	29
11.12	Severability.	29

ii

11.13	Joint Preparation.	29
11.14	Press Releases.	29
11.15	Disclosure Schedules.	30
11.16	Non-Party Affiliates.	30
11.17	Specific Performance.	30
11.18	Confidentiality.	30

ANNEX 1 – DEFINED TERMS		A

List of Exhibits

Exhibit A-Part 1             Tracts

Exhibit A-Part 2             Allocated Values

Exhibit B                        Form of Conveyance

Exhibit C                        Form of Certificate of Non-Foreign Status

Exhibit D                        Form of Asset Management Agreement

Exhibit E                        Target Formation

Exhibit F                         Sample Actual NRA Calculation

List of Disclosure Schedules

Section 4.11                    Contracts and Leases

Section 4.13                    No Cost-Bearing Interests

iii

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (the “Agreement”) is dated as of the 21st day of June, 2019 (the “Execution Date”), and is by and among Wing Resources LLC (“Wing I”), Wing Resources II LLC (“Wing II,” each of Wing I and Wing II, a “Seller,” and collectively, the “Sellers”), each a Delaware limited liability company, with an address of 2100 McKinney Ave, Suite 1540, Dallas, Texas 75201, on the one hand, and Alliance Resource Partners, L.P., a Delaware limited partnership (“Buyer”), whose address is 1717 S. Boulder Avenue, Suite 400, Tulsa, Oklahoma 74119-4833, on the other hand.  Sellers and Buyer are each individually referred to in this Agreement as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Sellers own certain rights, title and interests in and to certain mineral interests, royalty interests and overriding royalty interests in the oil, gas, and other minerals underlying certain lands located in Borden, Ector, Glasscock, Howard, Martin, Midland, Reagan and Upton Counties, Texas (collectively, the “Midland Basin”), Sellers desire to sell such rights, title and interests to Buyer, and Buyer desires to purchase such rights, titles and interests from Sellers.

NOW THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Sellers hereby agree as follows:

ARTICLE 1

PURCHASE AND SALE

1.1        Purchase and Sale.  Subject to the terms and conditions of this Agreement, at the Closing, Buyer agrees to purchase from each Seller, and each Seller agrees to sell, assign, transfer, convey and deliver to Buyer, all of such Seller’s right, title and interest in and to the Assets for the consideration specified in Article 2, and Buyer agrees to assume the Assumed Liabilities.

1.2        Effective Time.  If the Closing occurs, the purchase and sale of the Assets shall be effective as of May 1, 2019, at 7:00 a.m. Central time (the “Effective Time”).

1.3        Excluded Assets.  Notwithstanding any other provision of this Agreement to the contrary, the Assets to be conveyed and assigned under this Agreement do not include the Excluded Assets, all of which are reserved by Sellers.

ARTICLE 2

PURCHASE PRICE; REVENUES AND EXPENSES

2.1        Purchase Price.  Subject to the adjustments set forth below and the other terms and conditions of this Agreement, the purchase price to be paid by Buyer to Sellers in cash for the Assets is $145,000,000.00 (the “Purchase Price”).

2.2        Deposit.  Contemporaneously with the signing of this Agreement, Buyer shall deliver to Citibank, N.A., as Escrow Agent (the “Escrow Agent”) $10,875,000.00 (such amount, the “Deposit”) by wire transfer in immediately available funds to be held in accordance with the Escrow Agreement of even date herewith (the “Escrow Agreement”) by and among the Parties and the Escrow Agent.  At Closing, the Parties shall jointly instruct the Escrow Agent to deliver the Deposit (together with any interest accrued thereon) to Sellers and the amount thereof shall be applied against the Purchase Price to be delivered by Buyer to Sellers at Closing.  If this Agreement is terminated by Buyer or Sellers in accordance with Section

8.4 below, the Parties shall jointly instruct the Escrow Agent to pay the Deposit (together with any interest accrued thereon) to Buyer or to Sellers as provided in Section 8.5(a) or Section 8.5(c), as applicable.

2.3        Allocation of Purchase Price.  The unadjusted Purchase Price shall be allocated among each tract of the Lands identified on Exhibit A-Part 1 (each, a “Tract”), with each such Tract having the “Allocated Value” set forth for such Tract on Exhibit A-Part 2.

2.4        Adjustments to the Purchase Price at Closing.

(a)         At Closing, without limiting Section 2.5, the Purchase Price will be adjusted as set forth in Section 2.2 and this Section 2.4.  No later than two Business Days prior to the Closing Date, Sellers will in good faith prepare (as a reasonable and prudent Person) and provide to Buyer a preliminary settlement statement (the “Preliminary Settlement Statement”) identifying all adjustments to the Purchase Price, without duplication, known by Sellers to be made at Closing, in accordance with this Agreement and as of the time of the preparation of the Preliminary Settlement Statement (including reasonable estimates of any such amounts).  After the delivery of the Preliminary Settlement Statement to Buyer and prior to the Closing, Sellers shall consult in good faith with Buyer regarding any reasonable changes to the Preliminary Settlement Statement proposed by Buyer prior to the Closing.  Without limiting Section 2.5, the Preliminary Settlement Statement, as agreed upon in writing by Sellers and Buyer, will be used to adjust the Purchase Price at Closing; provided,  however, that if Sellers and Buyer cannot agree in writing on the Preliminary Settlement Statement prior to Closing, the Preliminary Settlement Statement as presented by Sellers (including any changes thereto which are agreed upon by the Parties) will be used to determine the adjusted Purchase Price at Closing.  Sellers and Buyer acknowledge that some items in the Preliminary Settlement Statement may be estimates or otherwise subject to change in the Final Settlement Statement.

(b)         The Purchase Price will be increased (without duplication) by the following:

(i)         the amount of any proceeds (including any lease bonuses, royalties and other proceeds and benefits) received by Buyer to the extent attributable to (x) any of the Assets and (y) the time period before the Effective Time;

(ii)        subject to Section 3.2, the Title Credit Amount of any Title Credit;

(iii)       the amount of all Taxes allocable to Buyer pursuant to Article 7 but paid or otherwise economically borne by Sellers; and

(iv)       as otherwise agreed in writing by the Parties.

(c)         The Purchase Price will be decreased (without duplication) by the following:

(i)         the amount of any proceeds (including any lease bonuses, royalties and other proceeds and benefits) received by any Seller to the extent attributable to (x) any of the Assets and (y) the period beginning on and following the Effective Time;

(ii)        subject to Section 3.2, the Title Defect Amount of any uncured Title Defect that is not waived in writing by Buyer;

(iii)       the Allocated Value of any Asset that Sellers elect to retain under Section 3.2(h);

(iv)       the amount of all Taxes allocable to Sellers pursuant to Article 7 but paid or otherwise economically borne by Buyer; and

(v)        as otherwise agreed in writing by the Parties.

2.5        Adjustments to the Purchase Price Following Closing.

(a)         Final Settlement Statement.  Within 120 days after the Closing Date (such 120th day, the “Final Settlement Date”), Sellers will prepare a proposed final settlement statement containing a final reconciliation of the adjustments to the Purchase Price specified in Section 2.4 (the “Final Settlement Statement”), provided,  however, that the failure of Sellers to deliver the proposed Final Settlement Statement to Buyer on or before the Final Settlement Date will not constitute a waiver of any right to an adjustment otherwise due; provided,  further, that if Sellers so fail to deliver the proposed Final Settlement Statement to Buyer on or before the Final Settlement Date, Buyer may deliver a proposed Final Settlement Statement to Sellers (in which case all further references to Buyer in this Section 2.5 (except as to the final five sentences of Section 2.5(c)) shall be deemed to be to Sellers and all further references to Sellers in this Section 2.5 (except as to the final five sentences of Section 2.5(c)) shall be deemed to be to Buyer); provided,  further, that if Buyer does not so deliver a proposed Final Settlement Statement within 30 days following the Final Settlement Date, then the Preliminary Settlement Statement will be deemed final and binding upon the Parties for all purposes under this Agreement.  During normal business hours and upon reasonable advance notice, Sellers shall provide or otherwise make available to Buyer such data and information supporting the amounts reflected on the proposed Final Settlement Statement and provide access to each Seller’s personnel and Representatives involved in preparing the proposed Final Settlement Statement, in each case as Buyer may reasonably request, to permit Buyer to comment on the proposed Final Settlement Statement.  Buyer will have 30 days (the “Review Period”) after receiving the Final Settlement Statement to provide Sellers with written exceptions to any items in the Final Settlement Statement that Buyer believes in good faith to be objectionable.  All items in the Final Settlement Statement as to which Buyer does not make a timely written exception within the Review Period will be deemed to be conclusively accepted by Buyer.

(b)         Payment of Post-Closing Adjustments.  Any adjustments to the Purchase Price (including disputed items as if they were undisputed by Buyer) as reflected in the Final Settlement Statement will be offset against each other so that only one payment is required between the Parties.  The Party owing payment will pay the other Party the net post-Closing adjustment to the Purchase Price set forth in the Final Settlement Statement within five Business Days following the date upon which all matters in the proposed Final Settlement Statement (excluding any Title Disputes) are either (x) agreed upon by the Sellers and Buyer in writing, (y) deemed accepted by Buyer at the end of the Review Period pursuant to Section 2.5(a), or (z) finally determined by the Accounting Consultant in accordance with Section 2.5(c), as applicable.

(c)         Resolution of Disputed Items.  After the completion and delivery of the proposed Final Settlement Statement, the Parties shall negotiate in good faith to attempt to reach agreement in writing on the amount due with respect to any disputed items in the proposed Final Settlement Statement; provided that any settlement negotiations will be subject to Federal Rule of Evidence 408 (and will not be discoverable in any Proceeding) and will not be communicated to the Accounting Consultant.  If the Parties agree in writing on the amount due with respect to any disputed items in the proposed Final Settlement Statement, and any payment adjustment is required, the Party owing payment will pay the other Party the amount of such payment within 10 days after the Parties reach such agreement in writing.  If the Parties are unable to agree in writing on the amount due with respect to any disputed items in the proposed Final Settlement Statement within 30 days after Sellers receive Buyer’s written exceptions to the proposed Final Settlement Statement, then the disputed items in the proposed Final Settlement Statement shall be exclusively and finally resolved by arbitration to be conducted in Dallas, Texas, by an independent accounting firm (the “Accounting Consultant”) selected by: (i) mutual written agreement of Buyer and Sellers; or (ii) absent such agreement, by the Dallas office of the American Arbitration Association (the “AAA”).  The Accounting Consultant, if selected in accordance with clause (ii) of the preceding sentence, shall not have performed substantial work on behalf of any Party within the five year period preceding the arbitration.  The Accounting Consultant, once appointed, shall have no ex parte communications with any of the Parties concerning the determination required under this Section 2.5(c).  All communications between any Party or its Affiliates and the Accounting Consultant shall be conducted in writing, with copies sent simultaneously to the other Parties in the same manner, or at a meeting or conference call to which each of the Parties and their respective Representatives have been invited and of which such Parties have been provided at least five days’ written notice.  Within ten days of appointment of the Accounting Consultant, each of Sellers and Buyer shall present the Accounting Consultant with its position with respect to the disputed items, and all other supporting information that it desires, with a copy to the other Parties.  The Accounting Consultant shall also be provided with a copy of this Agreement.  In no event shall the Accounting Consultant select an amount (x) for any upward adjustment to the Purchase Price that is greater than Sellers’ proposed amount or less than Buyer’s proposed amount or (y) for any downward adjustment to the Purchase Price that is greater than Buyer’s proposed amount or less than Sellers’ proposed amount.  Within 30 days after receipt of such materials from the Parties and after receipt of any additional information required by the Accounting Consultant, the Accounting Consultant shall make its determination, which shall be in accordance with the terms of this Agreement and shall be final and binding upon the Parties, without right of appeal, absent manifest error.  The Accounting Consultant may not award damages, interest or penalties to either Buyer or Sellers with respect to any matter.  Sellers and Buyer shall each bear their own respective legal fees and other costs of presenting its case.  Sellers shall bear 50% and Buyer shall bear 50% of the costs and expenses of the Accounting Consultant.

(d)         Further Revenues and Expenses.  For a period of three years following the Closing Date, if a Party or Parties receive revenues that belong to another Party under this Agreement, the Party or Parties receiving the revenues agrees to hold such revenues in trust for the benefit of the other Party or Parties and remit those revenues to the applicable Party within five Business Days following such first Party’s receipt thereof.

2.6        Payment Method.  Unless the Parties otherwise agree in writing, all payments made or otherwise required under this Agreement (a) to Sellers, will be made in United States dollars by wire transfer in immediately available funds to such account(s) as are designated in writing by the Sellers to Buyer and (b) to Buyer, will be made in United States dollars by wire transfer in immediately available funds to such account(s) as are designated in writing by Buyer to Sellers.

2.7        Principles of Accounting.  The Preliminary Settlement Statement and Final Settlement Statement will be prepared in accordance with accounting principles generally accepted in the petroleum industry, consistently applied, and applicable Laws.

ARTICLE 3

SCOPE OF DUE DILIGENCE AND TITLE DEFECTS

3.1        Scope of Due Diligence Review and Access.

(a)         In order to allow Buyer to conduct due diligence with respect to the Assets, from and after the execution and delivery of this Agreement until 5:00 p.m. Central time on July 29, 2019 (the “Title Claims Date”), Sellers shall provide Buyer with electronic access to all of the Records in Sellers’ possession; provided,  however, that notwithstanding any other provision of this Agreement, in no event shall Sellers be required to provide Buyer with physical access to the Assets or access to the Excluded Records. Buyer shall keep confidential all information made available to Buyer by or on behalf of Sellers or their Representatives until the Closing in accordance with the Confidentiality Agreement.

(b)         If Buyer exercises rights of access under this Article 3 or otherwise, or conducts examinations or inspections under this Article 3 or otherwise, then (a) such access, examination and inspection shall be at Buyer’s sole risk, cost and expense and Buyer waives and releases all claims against the Seller Indemnitees arising in connection with the performance of Buyer’s diligence of the Assets or arising in connection with the conduct of its directors, officers, employees, attorneys, contractors, agents and successors and assigns of such parties in connection with the performance of Buyer’s diligence of the Assets, and (b) Buyer SHALL RELEASE, INDEMNIFY, DEFEND AND HOLD HARMLESS the Seller Indemnitees from any and all Losses, arising out of or in any way connected with such matters, in each case except to the extent of any claims or Losses arising out of the mere discovery of existing conditions, or any diminution in value of the Assets resulting solely from any findings of Buyer.  AS TO ANY SELLER INDEMNITEE, THE FOREGOING RELEASE AND INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH CLAIMS, ACTIONS, CAUSES OF ACTION, LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE OUT OF (i) NEGLIGENCE (INCLUDING SOLE NEGLIGENCE, SIMPLE NEGLIGENCE, CONCURRENT NEGLIGENCE, ACTIVE OR PASSIVE NEGLIGENCE OF ANY SELLER INDEMNITEE, OR ANY OTHER PERSON, BUT EXPRESSLY NOT INCLUDING ANY RELEASE OR INDEMNITY OF ANY SELLER INDEMNITEE AGAINST ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT), OR (ii) STRICT LIABILITY OF ANY SELLER INDEMNITEE, OR ANY OTHER PERSON.

3.2        Title Defects and Purchase Price Adjustment.

(a)         Title Defect Notice.  Buyer shall give Sellers written notice of alleged Title Defects promptly upon Buyer’s discovery thereof, and in any event, prior to the Title Claims Date.  To be effective, such notice shall be in writing, delivered to Sellers before the Title Claims Date and shall include (i) a reasonably detailed description of the alleged Title Defect, including Buyer’s detailed findings and reasons for concluding that such alleged Title Defect exists, (ii) the Allocated Value of the Tract that includes the Asset affected by the Title Defect, (iii) the amount by which Buyer reasonably believes that the Allocated Value of the affected Tract is reduced by the alleged Title Defect and the computations and information upon which Buyer’s belief is based, and (iv) all supporting information and documents in Buyer’s possession or reasonable control relating to such asserted Title Defect necessary for Sellers to verify such Title Defect and the value thereof.  Except for any claim under the Special Warranty (but subject to any limitations on such claims in Article 10), Buyer shall be deemed for any and all purposes to have waived, and Sellers shall have no liability for, all Title Defects and other defects of title of which Sellers have not received a valid written notice from Buyer on or before the Title Claims Date meeting the requirements of this Section 3.2(a).  Further, between the Execution Date and the Title Claims Date, on Friday of each calendar week, Buyer shall submit to Sellers a written notice (which may be preliminary in nature) describing any Title Defects discovered by Buyer during such calendar week and shall make Representatives of Buyer available to discuss such written notice with Representatives of Sellers by telephone at reasonable times during normal business hours.  Notwithstanding the foregoing, Buyer shall be entitled to modify or amend any notice of Title Defect or other communication until the Title Claims Date, and Buyer shall not be deemed to have waived any Title Defects that are ultimately asserted in a valid written notice from Buyer on or before the Title Claims Date meeting the requirements of this Section 3.2(a).  Prior to the Title Claims Date, Sellers shall notify Buyer if any written alleged Title Defects received from Buyer prior to the Title Claims Date do not comply with the provisions of the second sentence of this Section 3.2(a).  Upon Sellers’ receipt prior to the Title Claims Date of any written notice from Buyer alleging a Title Defect (a “Defect Allegation”), Sellers shall review such Defect Allegation in good faith and determine whether Sellers believe such Defect Allegation meets the requirements of this Section 3.2(a).

If Sellers determine that any Defect Allegation fails to meet the requirements of this Section 3.2(a), Sellers shall provide written notice to Buyer of such determination (and reasonable detail of the basis for such determination) (a “Deficiency Notice”) as soon as reasonably practicable following Sellers’ receipt of such Defect Allegation.  Notwithstanding anything to the contrary, with respect to each Defect Allegation received by Sellers on or prior to July 24, 2019, Sellers may not dispute any alleged Title Defect set forth in any such Defect Allegation on the basis that it did not meet the requirements of this Section 3.2(a) unless they provide written notice to Buyer on or prior to July 25, 2019 of the basis upon which Sellers (acting in good faith) have determined that the Defect Allegation failed to meet the requirements of this Section 3.2(a).

(b)         Title Credit Notice.  Sellers may (but are not obligated to) give Buyer written notice of alleged Title Credits promptly upon Sellers’ discovery thereof, and in any event, prior to the Title Claims Date.  In the event that Buyer discovers a Title Credit, on or prior to the Title Claims Date it shall promptly notify Sellers upon such discovery (and in any event on or prior to the Title Claims Date).  To be effective, such notice from Sellers shall be in writing, delivered to Buyer prior to the Title Claims Date, and shall include (i) a reasonably detailed description of the alleged Title Credit, including Sellers’ detailed findings and reasons for concluding that such alleged Title Credit exists, (ii) the Allocated Value of the Tract that includes the Asset affected by the Title Credit, (iii) the amount by which Sellers reasonably believe that the Allocated Value of the affected Tract is increased by the alleged Title Credit and the computations and information upon which Sellers’ belief is based, and (iv) all supporting information and documents in Sellers’ possession or reasonable control relating to such asserted Title Credit necessary for Buyer to verify such Title Credit and the value thereof.  Sellers shall be deemed for any and all purposes to have waived, and Buyer shall have no liability for, all Title Credits of which Buyer has not received a valid written notice from Sellers on or before the Title Claims Date meeting the requirements of this Section 3.2(b).  Prior to the Title Claims Date, Buyer shall notify Sellers if any written alleged Title Credits received from Sellers prior to the Title Claims Date do not comply with the provisions of the third sentence of this Section 3.2(b).  Upon Buyer’s receipt prior to the Title Claims Date of any written notice from Buyer alleging a Title Credit (a “Credit Notice”), Buyer shall review such Credit Notice in good faith and determine whether Buyer believes such Credit Notice meets the requirements of this Section 3.2(b).  If Buyer determines that any Credit Notice fails to meet the requirements of this Section 3.2(b), Buyer shall provide written notice to Sellers of such determination (and reasonable detail of the basis for such determination) (a “Credit Deficiency Notice”) as soon as reasonably practicable following Buyer’s receipt of such Credit Notice.  Notwithstanding anything to the contrary, with respect to each Credit Notice received by Buyer on or prior to July 24, 2019, Buyer may not dispute any alleged Title Credit set forth in any such Credit Notice on the basis that it did not meet the requirements of this Section 3.2(b) unless it provides written notice to Sellers on or prior to July 25, 2019 of the basis upon which Buyer (acting in good faith) has determined that the Credit Notice failed to meet the requirements of this Section 3.2(b).

(c)         Title Defect Amounts.  The value of an uncured or unwaived Title Defect (a “Title Defect Amount”), and any adjustments to the Purchase Price for the same, shall be calculated as follows, without duplication:

(i)          if Buyer and Sellers agree in writing on the Title Defect Amount, that amount shall be the Title Defect Amount;

(ii)         if a Title Defect is an Encumbrance upon an Asset which is liquidated in amount, then the adjustment shall be the sum necessary to be paid to the obligee to remove the Title Defect from the affected Asset;

(iii)       if a Title Defect is solely in respect of a discrepancy between (A) Sellers’ Actual NRA for a Tract and (B) the aggregate Net Royalty Acres set forth on Exhibit A-Part 2 for such Tract (the “Stated NRA” for such Tract), then the Title Defect Amount shall be the product of (1) the Allocated Value for such Tract, multiplied by (2) a fraction, (x) the numerator of which is the absolute value of difference between the Stated NRA and the Actual NRA, and (y) the denominator of which is the Stated NRA;

(iv)        if the Title Defect represents an obligation or Encumbrance upon or other defect in title to the affected Tract of a type not described in Section 3.2(c)(i) through Section 3.2(c)(iii), above, then the Title Defect Amount shall be determined by taking into account the Allocated Value of the affected Tract, the legal effect of the Title Defect, the potential economic effect of the Title Defect over the life of the affected Tract, the values placed upon the Title Defect by Buyer and Sellers and such other reasonable factors as are necessary to make a proper evaluation; and

(v)         in no case shall the value of all Title Defects asserted with regard to the Assets included in a Tract exceed the Allocated Value of the affected Tract.  The Title Defect Amount with respect to a Title Defect shall be determined without any duplication of any costs or Losses included in any other Title Defect Amount hereunder, or for which Buyer otherwise receives credit in the calculation of the Purchase Price.

(d)         Certain Limitations on Adjustments.

(i)          Buyer shall have no remedy for any Title Defect, and Sellers shall have no remedy for any Title Credit, unless the Title Defect Amount for such Title Defect, or Title Credit Amount for such Title Credit, exceeds $25,000.00 (the “Title Threshold”), and no Title Defect or Title Credit shall be taken into consideration for the purpose of calculating any Purchase Price reduction or increase under this Section 3.2 unless the Title Defect Amount for such Title Defect, or Title Credit Amount for such Title Credit, exceeds the Title Threshold (which shall be treated as a threshold and not a deductible).

(ii)         Buyer shall have no remedy for any Title Defect unless and until the sum of the aggregate Title Defect Amounts for Title Defects with Title Defect Amounts exceeding the Title Threshold exceeds $2,175,000.00 (“Title Deductible”).  If, and only if, the Purchase Price reduction which would result from all Title Defect Amounts that exceed the Title Threshold exceeds the Title Deductible, then the Purchase Price shall be adjusted to the extent (and only to the extent) such Purchase Price reduction, in the aggregate, exceeds the Title Deductible.

(iii)       The Title Threshold and Title Deductible shall not apply to (i) any reduction to the Purchase Price arising out of Sellers’ exclusion of any Asset under Section 3.2(h) or (ii) Title Defects arising by, through or under any Seller or any of its Affiliates or any breach of the Special Warranty.

(e)         Title Credit Amounts.  The value of a Title Credit (a “Title Credit Amount”) shall be calculated as follows:

(i)          if Buyer and Sellers agree in writing on the Title Credit Amount, that amount shall be the Title Credit Amount;

(ii)         if a Title Credit results from the Actual NRA for the Tract that contains the affected Asset exceeding the Stated NRA for such Tract, then the Title Credit Amount shall be the product of (1) the Allocated Value for such Tract, multiplied by (2) a fraction,

(x) the numerator of which is the absolute value of difference between the Stated NRA and the Actual NRA, and (y) the denominator of which is the Stated NRA; or

(iii)       if the Title Credit is of a type not described in clauses (i) or (ii) above of this Section 3.2(e), then the Title Credit Amount will be determined by taking into account the Allocated Value of the affected Tract, the legal effect of the Title Credit, the potential economic effect of the Title Credit over the life of the affected Tract, the values placed upon the Title Credit by Buyer and Sellers and such other reasonable factors as are necessary to make a proper evaluation.

(iv)        The Title Credit Amount with respect to a Title Credit shall be determined without any duplication of any credit included in any other Title Credit Amount hereunder, or for which any Seller otherwise receives credit in the calculation of the Purchase Price.

(f)         Cure.  Sellers may, but shall not be obligated to, cure Title Defects prior to the Closing or after the Closing subject to the provisions of this Section 3.2(f) and Section 3.2(g).  In the event Sellers elect, in their sole discretion, to cure one or more Title Defects after Closing, Sellers shall deliver a written notice to Buyer prior to Closing identifying the Title Defects that Sellers have elected to cure (the “Cure Notice”).  If Sellers timely deliver a Cure Notice, (i) the Assets included in Tracts affected by the Title Defects described in the Cure Notice shall be conveyed to Buyer at Closing, (ii) subject to Section 3.2(d), the Purchase Price shall be reduced by the Title Defect Amount for such Title Defect, as alleged by Buyer, and such amount shall be delivered by Buyer to the Escrow Agent at Closing in accordance with Section 3.2(g), (iii) Sellers shall be permitted, but shall not be obligated, to attempt to cure such Title Defects for a period of 90 days after Closing (such period, the “Cure Period”), (iv) Buyer shall cooperate with Sellers in connection with any such attempts by Sellers to so cure and (v) upon Sellers curing any such Title Defect during the Cure Period, subject to Section 3.2(g), Buyer and Sellers shall promptly provide the Escrow Agent with joint written instructions to release to Sellers the Title Defect Amount for such cured Title Defect; provided,  however, if Sellers fail to cure any such Title Defect during the Cure Period, then subject to Section 3.2(g), Buyer and Sellers shall promptly provide the Escrow Agent with joint written instructions to release to Buyer the Title Defect Amount for such Title Defect.  Notwithstanding anything to the contrary, (x) the Cure Notice shall not constitute an admission by Sellers of the validity of any Title Defect asserted by Buyer or waiver of Sellers’ right to dispute any alleged Title Defect, and (y) in no event shall Sellers have any obligation to cure or attempt to cure any Title Defect identified in a Cure Notice.

(g)         Title Adjustments; Dispute Resolution.

(i)          Sellers and Buyer shall attempt to agree in writing on all alleged Title Defects and alleged Title Credits, the appropriate adjustment amounts for such alleged Title Defects and alleged Title Credits and the sufficiency of any cure of any such alleged Title Defects (any disagreement regarding the foregoing, a “Title Dispute”) prior to Closing.

(ii)         If Sellers and Buyer agree in writing prior to Closing on the existence of any Title Defect or Title Credit and the Title Defect Amount or Title Credit Amount in respect thereof, then subject to Section 3.2(d), the Purchase Price shall be reduced at Closing by the aggregate sum of all agreed Title Defect Amounts and the Purchase Price shall be increased at Closing by the aggregate sum of all agreed Title Credit Amounts.

(iii)       If Sellers and Buyer are unable to agree in writing prior to Closing on any Title Dispute, and if Sellers do not elect to cure under Section 3.2(f), then (i) the Assets included in the Tracts affected by the unresolved Title Defect shall nevertheless be conveyed to Buyer at the Closing, (ii) subject to Section 3.2(d), the Purchase Price shall be reduced by the Title Defect Amount for such Title Defect, as alleged by Buyer, and such amount shall be delivered by Buyer to the Escrow Agent at Closing and (iii) the Title Dispute shall be exclusively and finally resolved under Section 3.2(g)(iv).  Promptly following the final determination of any disputed Title Defect or Title Defect Amount by the Parties or by the Title Consultant in accordance with the procedures set forth in Section 3.2(g)(iv), the Parties shall deliver documentation to the Escrow Agent required to release from the escrow account the amounts so determined to be owed to either Party with respect to such disputed matter.

(iv)        If the Parties are unable to agree in writing as to any matters that constitute Title Disputes within 30 days following the expiration of the Cure Period, then the Title Disputes shall be exclusively and finally resolved by arbitration to be conducted in Dallas, Texas, by an independent title attorney (the “Title Consultant”) selected by: (i) mutual written agreement of Buyer and Sellers; or (ii) absent such agreement, by the Dallas office of the AAA.  The Title Consultant, if selected in accordance with clause (ii) of the preceding sentence, shall not have performed substantial work on behalf of any Party within the five year period preceding the arbitration.  The Title Consultant, once appointed, shall have no ex parte communications with any of the Parties concerning the determination required under this Section 3.2(g).  All communications between any Party or its Affiliates and the Title Consultant shall be conducted in writing, with copies sent simultaneously to the other Parties in the same manner, or at a meeting or conference call to which each of the Parties and their respective Representatives have been invited and of which such Parties have been provided at least five days’ notice.  Within 10 days of appointment of the Title Consultant, each of Sellers and Buyer shall present the Title Consultant with its position with respect to the disputed items, and all other supporting information that it desires, with a copy to the other Parties.  The Title Consultant shall also be provided with a copy of this Agreement.  In no event shall the Title Consultant select an amount (x) for any upward adjustment to the Purchase Price that is greater than Sellers’ proposed amount or less than Buyer’s proposed amount or (y) for any downward adjustment to the Purchase Price that is greater than Buyer’s proposed amount or less than Sellers’ proposed amount.  Within 30 days after receipt of such materials and after receipt of any additional information required by the Title Consultant, the Title Consultant shall make its determination, which shall be in accordance with the terms of this Agreement and shall be final and binding upon the Parties, without right of appeal, absent manifest error.  The Title Consultant may not award damages, interest or penalties to either Buyer or Sellers with respect to any matter.  Sellers and Buyer shall each bear their own respective legal fees and other costs of presenting its case.  Sellers shall bear 50% and Buyer shall bear 50% of the costs and expenses of the Title Consultant.  If the Title Consultant determines that no Title Defect or Title Credit, as applicable, exists on an Asset, then after the Title Consultant delivers written notice to Sellers and Buyer of his or her award with respect to such Title Defect or Title Credit, as applicable, the matter shall be deemed resolved and no adjustment shall be made on account of such asserted Title Defect or Title Credit, as applicable.  If the Title Consultant determines that a Title Defect or Title Credit, as applicable, exists on an Asset, then the Title Consultant will deliver written notice to Sellers and Buyer of his or her award with respect to such Title Defect or Title Credit, as applicable, and (x) if the Final Settlement Statement has not been finally resolved, such awards shall be reflected in the Final Settlement Statement, or (y) if the Final Settlement Statement has been finally resolved, Sellers shall deliver to Buyer, or Buyer shall deliver to Sellers, as applicable, within five Business Days after receipt of the Title Consultant’s award, the amount owed to Buyer or Sellers, as applicable, after the determination of such award.  Notwithstanding the foregoing, any such award by the Title Consultant that would require a payment from Sellers to Buyer shall be subject to the limitations set forth in Section 3.2(d).

(h)         Sellers’ Right to Exclude.  Notwithstanding anything in this Agreement to the contrary, if the Title Defect Amount asserted by Buyer with respect to the Assets included in any Tract exceeds 75% of the Allocated Value for such Tract, Sellers may elect prior to Closing to exclude all Assets included in such Tract from the transactions contemplated by this Agreement in which case the Purchase Price shall be reduced by the Allocated Value thereof and such Assets shall be considered Excluded Assets for all purposes; provided,  however, the Allocated Value of any such Assets excluded under this Section 3.2(h) shall be included in the calculation of either Party’s right to terminate this Agreement pursuant to Section 6.3.

ARTICLE 4

SELLERS’ REPRESENTATIONS AND WARRANTIES

As of the Execution Date and the Closing Date, each Seller, severally as to itself and not jointly, represents and warrants to Buyer that, except as set forth on the Disclosure Schedules:

4.1        Organization.  Such Seller is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation, with full limited liability company power and authority to enter into this Agreement and perform its obligations under this Agreement.

4.2        Qualification.  Such Seller is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business as now conducted makes such qualification necessary, except where the failure to be so qualified or in good standing would not reasonably be expected to have a Material Adverse Effect.

4.3        Power; No Conflict.  Such Seller has all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement, each Ancillary Agreement to which it is a party and to consummate the transactions contemplated by this Agreement and thereby and perform its obligations under this Agreement and thereunder.  Assuming such Seller obtains all necessary third-party and governmental consents to transfer, and obtains all waivers of preferential purchase rights (or similar rights of third parties) affecting, the Assets, neither the execution and the delivery of this Agreement by Sellers, nor the consummation of the transactions contemplated by this Agreement by Sellers will (a) conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, (b) give rise to a right of termination, modification, revocation, cancellation or acceleration of any obligation or to the loss of a benefit under or (c) result in the creation of any claim upon any of the Assets or any Party under, in each case, any provision of (i) the organizational documents of such Seller, (ii) any applicable Law or (iii) any contract or instrument (including any judgment, decree or order) to which such Seller is directly a party or by which it is bound or that, to Sellers’ Knowledge, otherwise relates to any of the Assets, except, with respect to the foregoing clauses (ii) and (iii) of this Section 4.3, where such event would not reasonably be expected to have a Material Adverse Effect.

4.4        Authorization and Enforceability.  Each Seller’s execution, delivery and performance of or under this Agreement and the Ancillary Agreements to which it is a party have been duly and validly authorized and approved by all necessary limited liability company actions.  This Agreement constitutes, and each Ancillary Agreement to which such Seller is a party constitutes or will constitute at Closing, such Seller’s legal, valid and binding obligation, enforceable in accordance with its terms, subject, however, to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other applicable laws for the protection of creditors, as well as to general principles of equity, regardless whether such enforceability is considered in a proceeding in equity or at Law.

4.5        Liability for Brokers’ Fees.  Neither such Seller nor its Affiliates (or other related Persons) have incurred and will not incur any liability, contingent or otherwise, for investment bankers’, brokers’ or finders’ fees relating to the transactions contemplated by this Agreement for which Buyer or its Affiliates shall have any responsibility whatsoever.

4.6        Foreign Person.  Such Seller is not a “foreign person” or a “disregarded entity” within the meaning of Section 1445 and Section 7701 of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations promulgated thereunder.

4.7        No Bankruptcy.  There are no bankruptcy Proceedings pending, being contemplated by or threatened in writing against such Seller.

4.8        Litigation.  (a) As of the Execution Date, there are no Proceedings relating to the Assets or that challenge or impair such Seller’s ability to enter into this Agreement or the Ancillary Agreements or to consummate the transactions contemplated hereby and thereby that are pending in which such Seller is a party, and to such Seller’s Knowledge, no Proceeding relating to the Assets or that challenges or impairs such Seller’s ability to enter into this Agreement or the Ancillary Agreements or to consummate the transactions contemplated hereby and thereby that is threatened against such Seller (or any of its affiliates or other related Persons) or any of the Assets in any court or by or before any Governmental Authority, and (b) as of the Closing, there are no material Proceedings relating to the Assets pending in which such Seller is a party.  Such Seller is not in material default under any material order, writ, injunction or decree of any Governmental Authority applicable to them or any of the Assets, and there are no unsatisfied judgments or injunctions issued by a Governmental Authority outstanding against such Seller related to the Assets.

4.9        Taxes.

(a)         All material Tax Returns required to be filed by such Seller with respect to Asset Taxes due and payable during such Seller’s ownership of the Assets have been timely filed and all material Asset Taxes reported on such Tax Returns have been duly paid;

(b)         there are no material audits, investigations, litigation or other proceedings with respect to Asset Taxes pending, or threatened in writing, against such Seller;

(c)         there are no material Encumbrances on any of the Assets attributable to Taxes other than statutory liens for Taxes that are not yet due and payable or that are being contested in good faith by appropriate actions; and

(d)         none of the Assets owned by such Seller is subject to any Tax partnership agreement or is otherwise treated, or required to be treated, as held in an arrangement requiring a partnership income Tax Return (other than partnership income Tax Returns required to be filed by such Seller) to be filed under Subchapter K of Chapter 1 of Subtitle A of the Code.

Notwithstanding any other provisions of this Agreement, the representations and warranties contained in Section 4.6 and this Section 4.9 constitute Sellers’ sole and exclusive representations and warranties relating to Taxes.

4.10      Consents and Preferential Rights.  There are no material consents that are required to be obtained in connection with the transfer and conveyance of the Assets to Buyer which expressly provide that the failure to obtain such consent would render the assignment void, or would trigger an obligation of such Seller to pay liquidated damages or cause termination or loss of the affected Asset.  There are no material rights of first refusal, preferential purchase rights, options or other similar provisions to which the Assets are subject that are triggered in connection with the execution of this Agreement by such Seller.

4.11      Contracts and Leases.  (a) All Material Contracts are listed in Section 4.11 of the Disclosure Schedules, (b) all Material Contracts and material Leases are in full force and effect, and each Material Contract and material Lease constitutes the legal, valid and binding obligation of the Seller or Sellers party thereto, on the one hand, and, to such Seller’s Knowledge, the counterparties thereto, on the other hand, and is enforceable in accordance with its terms, (c) no Seller is in default or otherwise in breach with respect to any of such Seller’s obligations under any of such Material Contracts or material Leases, (d) to such Seller’s Knowledge, no other Person is in default or otherwise in breach with respect to such Person’s obligations under such Material Contracts or material Leases, and (e) no event has occurred that with notice or lapse of time or both would constitute any default under any such Material Contract or material Lease by any Seller or, to such Seller’s Knowledge, by any other Person who is a party to such Material Contract or material Lease, except, in each case of clauses (b) through (e), as would not reasonably be expected to have a Material Adverse Effect.  No Seller has received or given any unresolved written notice of default or termination with respect to any Material Contract or material Lease.

4.12      Environmental Matters.  To Sellers’ Knowledge, as of the Execution Date, (a) none of the lessees or operators with respect to the Assets are subject to any material outstanding injunction, judgment, order, decree or ruling under any Environmental Laws, (b) there are no material unresolved violations of Environmental Law (or written notices thereof) with respect to the Assets which would reasonably be expected to result in any material Environmental Liabilities for which Buyer would be responsible under applicable Environmental Laws, and (c) there are no material pending or threatened claims, demands, written notices of violation or liability, actions, suits, proceedings, hearings or investigations before or by any Governmental Authority with respect to the Assets under any Environmental Laws.

4.13      No Cost-Bearing Interests.  Except as set forth in Section 4.13 of the Disclosure Schedules, to the Knowledge of such Seller, the Assets located in the Midland Basin do not include any interests which obligate such Seller owning such Assets to bear a share of drilling, operating or any other costs of production or development, including costs associated with pipelines.

4.14      Liabilities.  (a) All of the “current liabilities” (as such term is understood in accordance with GAAP) of Wing I and Wing II are either Taxes or Retained Obligations to the extent outstanding as of the Closing, (b) neither Wing I nor Wing II has any “long-term liabilities” (as such term is understood in accordance with GAAP) that would be required to be reflected on a balance sheet prepared in accordance with GAAP and (c) neither Wing I nor Wing II has (or would be required to have in accordance with FASB Standards) any amounts reserved for “commitments or contingencies” (as such term is understood in accordance with GAAP) that would be required to be reflected on a balance sheet prepared in accordance with GAAP.

ARTICLE 5

BUYER’S REPRESENTATIONS AND WARRANTIES

As of the Execution Date and the Closing Date, Buyer represents and warrants to Sellers that:

5.1        Organization.  Buyer is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation, with full limited partnership power and authority to enter into this Agreement and perform its obligations under this Agreement.

5.2        Qualification.  Buyer is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business as now conducted makes such qualification necessary, except where the failure to be so qualified or in good standing would not materially hinder or impede the consummation by Buyer of the transactions contemplated by this Agreement.

5.3        Power.  Buyer has all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement, each Ancillary Agreement to which it is a party and to consummate the transactions contemplated by this Agreement and thereby and perform its obligations under this Agreement and thereunder.  The execution and delivery of this Agreement does not, and the fulfillment of and compliance with the terms and conditions of this Agreement will not, as of Closing, violate, or be in conflict with, any provision of Buyer’s governing documents, or, to Buyer’s Knowledge, any judgment, decree, order, statute, rule or regulation applicable to Buyer.  No material authorization, consent or approval by, or filing with, any Governmental Authority is required for, or in connection with, the authorization, execution, delivery and performance by the Buyer of this Agreement or the consummation of the transactions contemplated by this Agreement and by the Ancillary Agreements.

5.4        Authorization and Enforceability.  Buyer’s execution, delivery and performance of or under this Agreement and the Ancillary Agreements to which it is a party have been duly and validly authorized and approved by all necessary limited partnership actions.  This Agreement constitutes, and each Ancillary Agreement to which Buyer is a party constitutes or will constitute at Closing, Buyer’s legal, valid and binding obligation, enforceable in accordance with its terms, subject, however, to the effects of bankruptcy, insolvency, reorganization, moratorium and other applicable Laws for the protection of creditors, as well as to general principles of equity, regardless whether such enforceability is considered in a proceeding in equity or at Law.

5.5        Liability for Brokers’ Fees.  Buyer has not incurred and will not incur any liability, contingent or otherwise, for investment bankers’, brokers’ or finders’ fees relating to the transactions contemplated by this Agreement for which any Seller shall have any responsibility whatsoever.

5.6        Litigation.  There are no Proceedings pending, or to Buyer’s Knowledge, threatened against Buyer that would have a material adverse effect upon the ability of Buyer to consummate the transactions contemplated hereby.

5.7        Knowledgeable Investor.  Buyer is an experienced and knowledgeable investor in the oil and gas business and is sophisticated in the evaluation, purchase, ownership, and operation of oil and gas properties and related facilities.  Buyer is not acquiring the Assets in connection with a distribution or resale thereof in violation of federal or state securities Laws and the rules and regulations thereunder.

5.8        No Reliance.  Prior to executing this Agreement, Buyer has been afforded an opportunity to (i) examine such documents, instruments, and other materials relating to the Assets as it has requested to be provided to it by each Seller, (ii) discuss with Representatives of each Seller such documents, instruments, and other materials and the nature, condition, and operation of the Assets, and (iii) investigate the condition, including the surface and subsurface condition, of the Assets (but solely in the case of clause (iii) through review of documents and other materials relating to the Assets).  In entering into this Agreement, Buyer (x) has relied solely on the express representations and covenants of Sellers in this Agreement, its independent investigation of, and judgment with respect to, the Assets, and the advice of its own legal, tax, economic, environmental, engineering, geological, and geophysical advisors, and not on any comments or statements of any Seller or its Affiliates, or any Representatives or agents of, or consultants or advisors engaged by, any Seller or its Affiliates that are not contained in this Agreement and Buyer hereby disclaims any reliance on any statement (whether written or oral) of any Seller or its Affiliates, any of its Representatives, agents, consultants or advisors that are not contained in this Agreement or in the Ancillary Agreements, and (y) has satisfied itself, or shall satisfy itself through its own due diligence, of the environmental and physical condition and Contractual arrangements of the Assets.

5.9        No Bankruptcy.  There are no bankruptcy Proceedings pending, being contemplated by or threatened against Buyer or any of its Affiliates or other related Persons.

5.10      Financial Resources.  As of the Execution Date, Buyer has the cash on hand, available lines of credit or other sources of immediately available funds, necessary and sufficient to pay all amounts and liabilities contemplated under this Agreement and the Ancillary Documents to which it is a party, including, the Purchase Price.  Buyer expressly agrees that the failure to have sufficient funds shall in no event be a condition to the performance of its obligations under this Agreement and under the Ancillary Agreements, and in no event shall the Buyer’s failure to perform its obligations under this Agreement or thereunder be excused by failure to receive funds from any source.

ARTICLE 6

COVENANTS

6.1        Pre-Closing Covenants.  From and after the Execution Date and until the earlier to occur of the Closing and the termination of this Agreement in accordance with its terms, and subject to the terms of the Contracts and the Leases, each Seller shall administer its Assets in a good and workmanlike manner consistent in all material respects with its past practices (including, for the avoidance of doubt, the granting of leases and lease renewals in the ordinary course of business) and applicable Law, and shall carry on its respective business with respect to its interest in the Assets in substantially the same manner as before the Execution Date.  Notwithstanding the foregoing, from and after the Execution Date and until Closing, no Seller shall (a) transfer, sell, mortgage, pledge, abandon or dispose of any of the Assets other than the granting of leases and lease renewals in the ordinary course of business, (b) purchase or otherwise acquire any interests that are similar in type to any of the Interests without Buyer’s written consent, (c) amend, modify or terminate any Material Contract or enter into any Contract that would have been a Material Contract if it had been in effect on the Execution Date; or (d) agree, whether in writing or otherwise, to do any of the foregoing.

6.2        Reasonable Efforts.  Each Party agrees that it will not voluntarily undertake any course of action inconsistent with the provisions or intent of this Agreement and will use its Reasonable Efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper, or advisable under applicable Laws to consummate the transactions contemplated by this Agreement, including (a) cooperating in determining whether any consents, approvals, orders, authorizations, waivers, declarations, filings, or registrations of or with any Governmental Authority or third party are required in connection with the consummation of the transactions contemplated by this Agreement; (b) obtaining any consents, and registrations; (c) causing to be lifted or rescinded any injunction or restraining order or other order adversely affecting the ability of the Parties to consummate the transactions contemplated by this Agreement; (d) defending, and cooperation in defending, all proceedings challenging this Agreement or the consummation of the transactions contemplated by this Agreement; and (e) executing any additional instruments necessary to consummate the transactions contemplated by this Agreement.

6.3        Termination Due to Impairments to the Property.  If the sum of (a) all Title Defect Amounts for uncured and unwaived Title Defects asserted in good faith by Buyer (including 100% of the Allocated Value of any Asset excluded under Section 3.2(h)), minus (b) the sum of all Title Credit Amounts asserted in good faith by Sellers, exceeds $29,000,000.00 (a “Title Termination Event”), then subject to Section 8.4, either Sellers or Buyer may terminate this Agreement, and neither Sellers nor Buyer will have any further obligation to conclude the transfer of the Assets under this Agreement; provided,  however, that Buyer’s indemnity obligations under Section 3.1(b) and the obligations under Section 11.14 shall survive such termination.  Any Party exercising a right of termination under this Section 6.3 must notify the other Parties in writing no later than one Business Day before the Closing Date of its election to terminate this Agreement in accordance with this Section 6.3.

6.4        Amendment of Disclosure Schedules.  From time to time up to the earlier of the Closing Date or termination of this Agreement in accordance with the terms hereof, Sellers shall have the right, by written notice to Buyer, to supplement or amend the Disclosure Schedules with respect to any matter discovered or first existing or occurring following the date hereof which, if existing or known at the Execution Date or thereafter, would have been required to be set forth or described in such Disclosure Schedules.  For all purposes of this Agreement, including for purposes of determining whether the conditions set forth in Section 8.2 have been fulfilled, the Disclosure Schedules attached to this Agreement shall be deemed to include only that information contained therein on the Execution Date and shall be deemed to exclude all information contained in any addition, supplement or amendment thereto.  If the Closing shall occur, then all matters disclosed pursuant to any such addition, supplement or amendment in accordance with the first sentence of this Section 6.4 shall be disregarded for purposes of, and shall not affect, Buyer’s remedies under Section 10.2(a);  provided,  however, that in the event that such addition, supplement or amendment would have, notwithstanding the first sentence of this Section 6.4, individually or in the aggregate, resulted in a failure to satisfy the condition set forth in Section 8.2(a) but Buyer waived the failure of such condition and consummated the Closing, Buyer shall be deemed to have waived such remedies under Section 10.2(a) with respect to such addition, supplement or amendment.

6.5        Limitations on Representations and Warranties.

(a)         EXCEPT FOR THE EXPRESS AND SPECIFIC REPRESENTATIONS AND WARRANTIES OF EACH SELLER IN ARTICLE 4, THE SELLER OFFICER CERTIFICATES, THE ANCILLARY AGREEMENTS OF EACH SELLER DELIVERED AT THE CLOSING AND THE SPECIAL WARRANTY, AS APPLICABLE, BUYER ACKNOWLEDGES THAT SELLERS HAVE NOT MADE, AND SELLERS HEREBY EXPRESSLY DISCLAIM AND NEGATE ANY OTHER REPRESENTATION OR WARRANTY (EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE), AND BUYER HEREBY ACKNOWLEDGES THAT IT HAS NOT RELIED UPON AND EXPRESSLY WAIVES, ANY SUCH OTHER REPRESENTATION OR WARRANTY (EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE), OR ANY STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO BUYER OR ANY OF ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, OFFICERS, DIRECTORS, MEMBERS, MANAGERS, CONSULTANTS, REPRESENTATIVES OR ADVISORS (INCLUDING ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO BUYER BY ANY EMPLOYEE, AGENT, OFFICER, DIRECTOR, MEMBER, MANAGER, CONSULTANT, REPRESENTATIVE OR ADVISOR OF SELLERS OR ANY OF THEIR AFFILIATES).

(b)         FURTHER, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EXCEPT FOR THE EXPRESS AND SPECIFIC REPRESENTATIONS AND WARRANTIES OF EACH SELLER IN ARTICLE 4, THE SELLER OFFICER CERTIFICATES, THE ANCILLARY AGREEMENTS OF EACH SELLER DELIVERED AT THE CLOSING AND THE SPECIAL WARRANTY, AS APPLICABLE, SELLERS EXPRESSLY DISCLAIM ANY REPRESENTATION OR WARRANTY (EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE) AS TO (I) TITLE OF THE ASSETS, (II) PRODUCTION RATES, DECLINE RATES, THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES OF MINERALS, IF ANY, ATTRIBUTABLE TO SELLERS’ INTEREST IN ANY ASSET, (III) THE CONTENTS, CHARACTER, NATURE ACCURACY, COMPLETENESS OR MATERIALITY OF ANY RECORDS, INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) NOW, HERETOFORE OR HEREAFTER FURNISHED TO BUYER BY OR ON BEHALF OF SELLERS, INCLUDING (A) ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE UNDERLYING PROPERTIES RELATED TO THE ASSETS, (B) ANY DESCRIPTIVE

MEMORANDUM, REPORTS, BROCHURES, CHARTS OR STATEMENTS PREPARED BY THIRD PARTIES, AND (C) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO BUYER OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, OFFICERS, DIRECTORS, MEMBERS, MANAGERS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (IV) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE PROCEEDS THEREFROM, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT BUYER SHALL BE DEEMED TO BE OBTAINING THE ASSETS IN THEIR PRESENT STATUS AND CONDITION “AS IS” AND “WHERE IS” WITH ALL FAULTS AND DEFECTS, AND THAT BUYER HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS BUYER DEEMS APPROPRIATE.

(c)         Buyer acknowledges that the Assets have been used for exploration, development, production, gathering, and transportation of oil and gas and there may be petroleum, produced water, wastes, scale, naturally occurring radioactive material or radon gas (“NORM”), hazardous substances, or other substances or materials located in, on, or under the Assets or associated with the Assets.  Equipment and sites included in the Assets may contain asbestos, NORM, or other hazardous substances.  NORM may affix or attach itself to the inside of wells, pipelines, materials, and equipment as scale, or in other forms.  The wells, materials, and equipment located on the Assets or included in the Assets may contain NORM and other wastes or hazardous substances.  NORM containing material or other wastes or hazardous substances may have come in contact with various environmental media, including water, soils, or sediment.  Special procedures may be required for the assessment, remediation, removal, transportation, or disposal of environmental media, wastes, asbestos, NORM, and other hazardous substances from the Assets.  NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT OR ANY OTHER AGREEMENT OR INSTRUMENT DELIVERED UNDER THIS AGREEMENT, EXCEPT FOR THE SPECIFIC REPRESENTATIONS AND WARRANTIES OF EACH SELLER IN SECTION 4.12 OR IN THE SELLER OFFICER CERTIFICATES RELATING SPECIFICALLY THERETO, SELLERS DO NOT MAKE, SELLERS EXPRESSLY DISCLAIM, AND BUYER WAIVES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO ANY MATTERS WITH RESPECT TO THE EXISTENCE OF ANY ENVIRONMENTAL LIABILITIES, RELEASE OF HAZARDOUS SUBSTANCES, OR ANY OTHER ENVIRONMENTAL CONDITION WITH RESPECT TO THE OWNERSHIP OR OPERATION OF ASSETS OR THE PRESENCE OR ABSENCE OF ASBESTOS OR NORM IN OR ON THE ASSETS IN QUANTITIES TYPICAL FOR OILFIELD OPERATIONS IN THE AREAS WHERE THE ASSETS ARE LOCATED.  BUYER SHALL HAVE INSPECTED, OR WAIVED ITS RIGHT TO INSPECT, THE ASSETS FOR ALL PURPOSES, AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING CONDITIONS SPECIFICALLY RELATING TO THE PRESENCE, RELEASE, OR DISPOSAL OF HAZARDOUS SUBSTANCES, SOLID WASTES, ASBESTOS, OTHER MAN-MADE FIBERS, AND NORM.  BUYER IS RELYING SOLELY UPON THE TERMS OF THIS AGREEMENT AND ITS OWN INSPECTION OF THE ASSETS.  AS OF CLOSING, BUYER HAS MADE ALL SUCH REVIEWS AND INSPECTIONS OF THE ASSETS AND THE RECORDS AS BUYER HAS DEEMED NECESSARY OR APPROPRIATE TO CONSUMMATE THE TRANSACTION.  EXCEPT AS SPECIFICALLY SET FORTH IN SECTION 4.12 AND IN ARTICLE 10, BUYER DOES HEREBY AGREE, WARRANT, AND COVENANT TO RELEASE, ACQUIT, AND FOREVER DISCHARGE SELLERS AND THEIR AFFILIATES, THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS FROM ANY AND ALL OBLIGATIONS RELATED TO ENVIRONMENTAL MATTERS, ENVIRONMENTAL LIABILITIES OR VIOLATIONS OF ENVIRONMENTAL LAWS ASSOCIATED WITH THE ASSETS, INCLUDING ALL CLAIMS, DEMANDS, AND CAUSES OF

ACTION FOR CONTRIBUTION AND INDEMNITY UNDER FEDERAL AND STATE STATUTES, INCLUDING THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, 42 U.S.C. § 9601 et seq., AS AMENDED, AND THE TEXAS SOLID WASTE DISPOSAL ACT, OR COMMON LAW WHICH COULD BE ASSERTED NOW OR IN THE FUTURE.

(d)         SELLERS AND BUYER AGREE THAT, TO THE EXTENT REQUIRED BY LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN WARRANTIES CONTAINED IN THIS SECTION 6.5 ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSES OF ANY LAW, RULE OR ORDER.

6.6        Post-Closing Obligations.  If Closing occurs, Sellers and Buyer have the following post-Closing obligations:

(a)         Property Records.  Within 30 days after Closing, Sellers shall deliver the Records to Buyer at the address of Buyer set forth in the introductory paragraph of this Agreement.

(b)         Recording and Filing.  Buyer, within 30 days after Closing, shall: (a) record the Conveyance and all other instruments that must be recorded to effectuate the transfer of the Assets; and (b) file for approval with the applicable federal, state or local agencies the Conveyance (to the extent required by applicable Law) and all other federal, state or local transfer documents required to effectuate transfer of the Assets.  Buyer shall provide Sellers a recorded copy of the Conveyance and other recorded instruments, and approved copies of the Conveyance and other federal, state or local transfer documents, promptly after they are available.

(c)         Special Warranty.  Subject to Section 10.3, each Seller, severally as to itself (and not jointly), hereby warrants from and after Closing unto Buyer against every Person whomsoever lawfully claims the same or any part thereof that such Seller holds Defensible Title to the Assets solely to the extent a claim is brought by, through or under such Seller or any of its Affiliates (the “Special Warranty”).

6.7        Exclusivity. From and after the Execution Date and until the earlier to occur of the Closing and the termination of this Agreement in accordance with its terms: (i) each Seller shall not, directly or indirectly through any of its Affiliates or any of its or their respective Representatives, (A) encourage, solicit, initiate, facilitate or continue inquiries regarding bids, offers, inquiries or proposals from any Person (other than Buyer and its designees, agents and all their respective Affiliates) with respect to the sale, transfer or disposition of all or any portion of the Assets (“Acquisition Proposals”), (B) enter into discussions or negotiations with, or provide any information to, any Person concerning a possible Acquisition Proposal or (C) enter into any agreements or other instruments (whether or not binding) regarding an Acquisition Proposal; (ii) each Seller shall immediately cease and cause to be terminated, and shall cause its Affiliates and all of its and their Representatives to immediately cease and cause to be terminated, all existing discussions or negotiations with any Persons with respect to, or that could lead to, an Acquisition Proposal; and (iii) each Seller shall promptly provide Buyer with notice of any unsolicited Acquisition Proposals received by such Seller.

ARTICLE 7

TAX MATTERS

7.1        Transfer Taxes.  All required documentary, filing and recording fees and expenses incurred in connection with the filing and recording of the assignments, conveyances or other instruments required to convey title to the Assets to Buyer shall be borne by Buyer.  The Parties do not expect that the transactions contemplated by this Agreement will result in any Transfer Taxes.  However, if any Transfer Taxes are imposed on the transfer of the Assets to Buyer, Buyer shall bear and pay any such Transfer Taxes.  Sellers and Buyer shall reasonably cooperate in good faith to minimize, to the extent permissible under applicable Law, the amount of any such Transfer Taxes.

7.2        Asset Taxes.

(a)         The applicable Seller shall be allocated all Asset Taxes attributable to (i) any Tax period ending prior to the Effective Time and (ii) the portion of any Straddle Period ending immediately prior to the Effective Time.  Buyer shall be allocated and bear all Asset Taxes attributable to (x) any Tax period beginning after the Effective Time and (y) the portion of any Straddle Period beginning at the Effective Time.  Buyer shall be responsible for payment to the applicable governmental authorities of all Asset Taxes that become due and payable on or after the Closing Date, and Buyer shall indemnify Sellers for any liability resulting from Buyer’s failure to timely make such payments.

(b)         For purposes of determining the allocations described in Section 7.2(a), (i) Asset Taxes that are based upon income, sales, revenue or similar items (other than Asset Taxes described in clause (ii) or  (iii)) shall be allocated to the period in which the transaction giving rise to such Asset Taxes occurred, (ii) Asset Taxes that are ad valorem, property or similar Asset Taxes imposed on a periodic basis pertaining to a Straddle Period shall be allocated between the portion of such Straddle Period ending immediately prior to the Effective Time and the portion of such Straddle Period beginning at the Effective Time based on the number of days in the applicable Straddle Period that occur before the date on which the Effective Time occurs, on the one hand, and the number of days in such Straddle Period that occur on or after the date on which the Effective Time occurs, on the other hand, and (iii) Asset Taxes that are attributable to the severance or production of Hydrocarbons shall be allocated to the period in which the severance or production giving rise to such Asset Taxes occurred.  For purposes of (A) the preceding sentence, any exemption, deduction, credit or other item that is calculated on an annual basis shall be allocated pro rata per day between the portion of the Straddle Period ending immediately prior to the Effective Time and the portion of the Straddle Period beginning at the Effective Time; and (B) clause (ii) of the preceding sentence, the period for such Asset Taxes shall begin on the date on which ownership of the applicable Assets gives rise to liability for the particular Asset Tax and shall end on the day before the next such date.

(c)         As provided in Article 2, the Purchase Price shall be adjusted for Asset Taxes allocable to each Party under Section 7.2(a) and Section 7.2(b).  To the extent the actual amount of an Asset Tax is not known at the Final Settlement Date, Buyer and Sellers shall utilize the most recent information available in estimating the amount of such Asset Tax for purposes of adjusting the Purchase Price under this Section 7.2(c).  To the extent the actual amount of an Asset Tax (or the amount thereof paid or economically borne by a Party) is ultimately determined to be different than the amount (if any) that was taken into account for purposes of adjusting the Purchase Price under this Section 7.2(c), Sellers shall pay Buyer, or Buyer shall pay Sellers, as the case may be, within a commercially reasonable amount of time following written notice of such determination, any amount necessary to cause each of Sellers and Buyer to bear its appropriate share of such Asset Tax as determined under this Section 7.2.

7.3        Tax Allocation.  The Parties agree that the Purchase Price and any other amounts treated as consideration for U.S. federal income Tax purposes shall be allocated among the Assets for U.S. federal and applicable state income Tax purposes in accordance with all applicable Treasury Regulations promulgated under Section 1060 of the Code, and to the extent allowed by applicable Law, in a manner consistent with the Allocated Values.  The initial draft of such allocation shall be prepared by Sellers and shall be provided to Buyer no later than 60 days after the Final Settlement Date.  The Parties shall then cooperate to prepare a final allocation, which also shall be materially consistent with the Allocated Values.  The final allocation shall be updated to reflect any adjustments to the Purchase Price and any other amounts treated as consideration for U.S. federal income Tax purposes.  The final allocation shall be used by Sellers and Buyer as the basis for reporting asset values and other items, including preparing Internal Revenue Service Form 8594 (Asset Acquisition Statement under Section 1060), if required.  Each Party agrees not to take any position inconsistent with such final allocation unless (a) required by Law or as required by final adjustment or settlement with any governmental authority or agency, in which case written notice of such change shall be provided to the other Party, or (b) with the consent of the other Party.

7.4        Tax Treatment of Indemnification; Tax Payments; Escrowed Amounts.

Except as required by applicable Law:

(a)         the Parties shall treat any adjustment to the Purchase Price, any indemnification payment, or any payments made to any Party in accordance with this Article 7, as an adjustment to the Purchase Price for U.S. federal and applicable state and local income Tax purposes; and

(b)         the Parties agree that, for federal and all applicable state and local Income Tax reporting purposes, (i) Buyer will be the owner of the Deposit and all income earned thereon shall, as of the end of each of Buyer’s taxable years be reported as having been earned by Buyer, whether or not such income was disbursed during such calendar year and (ii) the right of Sellers to distributions of the Deposit shall be treated as deferred contingent purchase price eligible for installment sale treatment under Section 453 of the Code and any corresponding provision of state or local Law.

7.5        Refunds of Taxes.  Sellers shall be entitled to any and all refunds of Taxes allocated to Sellers under Section 7.2, and Buyer shall be entitled to any and all refunds of Taxes allocated to Buyer under Section 7.2.  If a Party receives a refund of Taxes to which the other Party is entitled under this Section 7.5, the first Party shall promptly pay such amount to the other Party, net of any reasonable costs or expenses incurred by the first Party in procuring such refund.

ARTICLE 8

CONDITIONS PRECEDENT AND TERMINATION

8.1        Conditions to Obligations of Sellers.  The obligations of Sellers to consummate the transactions provided for in this Agreement are subject, at the option of Sellers, to the fulfillment on or prior to the Closing of each of the following conditions:

(a)         Buyer’s payment of the Purchase Price (minus the Deposit and any interest accrued thereon as contemplated in Section 2.2,  minus the Indemnity Escrow Amount as contemplated in Section 10.2(d) and minus any amounts delivered by Buyer to the Escrow Agent at Closing in accordance with Section 3.2(f) and Section 3.2(g)(iii)) (as adjusted in accordance with Section 2.4), paid by wire transfer of immediately available funds to the account(s) designated by Sellers in writing; provided that the Parties may agree in writing to net any amounts owed to or from the Parties to the Escrow Agent as of the Closing.

(b)         Buyer’s payment of the Indemnity Escrow Amount to the Escrow Agent at Closing in accordance with Section 10.2(d), paid by wire transfer of immediately available funds.

(c)         Buyer’s payment of any amounts to the Escrow Agent at Closing in accordance with Section 3.2(f) and Section 3.2(g)(iii) (as adjusted in accordance with Section 2.4), paid by wire transfer of immediately available funds.

(d)         Payment by the Escrow Agent of the Deposit (plus any interest earned thereon) by wire transfer of immediately available funds to the account(s) designated by Sellers in accordance with the Escrow Agreement.

(e)         Each of the representations and warranties of Buyer contained in this Agreement (without giving effect to any materiality, material adverse effect or similar qualification therein) shall be true and correct in all material respects as of the Execution Date and as of the Closing Date as though made on and as of the Closing Date (provided that to the extent such representation or warranty is made as of an earlier date, such representation and warranty shall be true and correct at and as of such date).

(f)         Buyer shall have performed, in all material respects, all obligations, covenants and agreements contained in this Agreement to be performed or complied with by it at or prior to the Closing.

(g)         Buyer shall deliver to the Sellers a certificate signed by an officer of Buyer in his or her capacity as an officer of Buyer (and not individually), dated as of the Closing Date, certifying that the conditions specified in Section 8.1(e) and Section 8.1(f) have been fulfilled (the “Buyer Officer Certificate”).

(h)         No order, award or judgment shall have been entered by any Governmental Authority against any Seller, Buyer, or any of their respective Affiliates, and remain in force, that restrains, enjoins, or prohibits the transactions contemplated in this Agreement.

(i)          There shall not have occurred a Title Termination Event.

(j)          Buyer shall be ready, willing and able to deliver to Sellers, and shall have delivered to Sellers, the closing deliverables to be delivered by Buyer in accordance with Section 9.2

8.2        Conditions to Obligations of Buyer.  The obligations of Buyer to consummate the transactions provided for in this Agreement are subject, at the option of Buyer, to the fulfillment on or prior to the Closing Date of each of the following conditions:

(a)         Each of the representations and warranties of each Seller contained in this Agreement (without giving effect to any materiality, Material Adverse Effect or similar qualification therein) shall be true and correct in all material respects as of the Execution Date and as of the Closing Date as though made on and as of the Closing Date (provided that to the extent such representation or warranty is made as of an earlier date, such representation and warranty shall be true and correct at and as of such date).

(b)         Sellers shall have performed, in all material respects, all obligations, covenants and agreements contained in this Agreement to be performed or complied with by it at or prior to the Closing.

(c)         Each Seller shall deliver to Buyer a certificate signed by an officer of such Seller in his or her capacity as an officer of such Seller (and not individually), dated as of the Closing Date, certifying that the conditions specified in Section 8.2(a) and Section 8.2(b) have been fulfilled (each a “Seller Officer Certificate” and, together with the Buyer Officer Certificate, the “Officer Certificates”).

(d)         No order, award or judgment shall have been entered by any Governmental Authority against any Seller, Buyer, or any of their respective Affiliates that restrains, enjoins, or prohibits the transactions contemplated in this Agreement.

(e)         There shall not have occurred a Title Termination Event.

(f)         Sellers shall be ready, willing and able to deliver to Buyer, and shall have delivered to Buyer, the closing deliverables to be delivered by Sellers in accordance with Section 9.2.

8.3        Frustration of Closing Conditions.  Neither Buyer nor Sellers may rely, either as a basis for not consummating the transactions contemplated in this Agreement or terminating this Agreement in accordance with this Agreement and abandoning the transactions contemplated in this Agreement, on the failure of any condition set forth in Section 8.1(a) through Section 8.1(f) (inclusive), Section 8.2(a) or Section 8.2(b), as the case may be, to be satisfied if such failure was caused by such Party’s breach of any provision of this Agreement or failure to act in good faith.

8.4        Termination.  This Agreement may be terminated prior to Closing:

(a)         by the mutual written consent of the Parties;

(b)         by Sellers by delivery of written notice to Buyer if by August 28, 2019 (the “Outside Date”) Sellers are not obligated to close because of the failure of any of the conditions set forth in Section 8.1 to be satisfied;

(c)         by Buyer by delivery of written notice to Sellers if by the Outside Date Buyer is not obligated to close because of the failure of any of the conditions set forth in Section 8.2 to be satisfied;

(d)         by Sellers or Buyer by delivery of written notice to the other if the Party or Parties delivering such notice desire to terminate this Agreement in accordance with Section 6.3; or

(e)         by Sellers at any time following the execution and delivery of this Agreement if (i) all of the conditions set forth in Section 8.2 have been and continue to be satisfied (other than those conditions that are only capable of being satisfied at Closing, but subject to all such conditions being satisfied or waived at Closing) and the Closing has not occurred by the time required under Section 9.1, (ii) Sellers have confirmed by written notice delivered to the Buyer that (A) all of the conditions set forth in Section 8.2 have been and continue to be satisfied (other than those conditions that are only capable of being satisfied at Closing, but subject to all such conditions being satisfied or waived at Closing) or that Buyer has irrevocably waived any unsatisfied conditions and (B) Sellers stand ready, willing and able to consummate the Closing on the date of such notice and at all times during the three Business Day period immediately thereafter (such notice, a “Closing Failure Notice”), and (iii) Buyer fails to consummate the Closing within such three Business Day period after the date of the delivery of Closing Failure Notice;

provided,  however, that no Party shall have the right to terminate this Agreement under clauses (b),  (c) or (d) above if (x) such Party is, at such time, in material breach of any provision of this Agreement, or (y) the other Party has filed in good faith (and then solely for so long as such Party continues to diligently pursue) an action before a Governmental Authority seeking specific performance of such first Party’s obligation under this Agreement to consummate the Closing as permitted by Section 11.17.

8.5        Effect of Termination and Remedies.

(a)         Sellers’ Remedies.  Subject to Section 8.5(d), prior to Closing, Sellers’ sole and exclusive remedy for any breach by Buyer of this Agreement is (i) to seek specific performance of Buyer’s obligations under this Agreement in accordance with Section 11.17 or (ii) to terminate this Agreement in accordance with Section 8.4.  If Sellers terminate this Agreement under Section 8.4(e), Sellers shall be entitled to the Deposit as agreed liquidated damages and not as a penalty (and the Parties shall promptly provide the Escrow Agent with joint written instructions to release the Deposit to Sellers).  THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT THE EXTENT OF DAMAGES TO SELLERS OCCASIONED BY THE FAILURE OF THIS TRANSACTION TO BE CONSUMMATED DUE TO THE BREACH OF THIS AGREEMENT BY BUYER, WOULD BE IMPOSSIBLE OR EXTREMELY DIFFICULT TO ASCERTAIN AND THAT THE AMOUNT OF THE DEPOSIT,

TO THE EXTENT OWED TO SELLERS UNDER THIS SECTION 8.5(a), IS A FAIR AND REASONABLE ESTIMATE OF SUCH DAMAGES UNDER THE CIRCUMSTANCES AND DOES NOT CONSTITUTE A PENALTY.  Subject to Section 8.5(d), prior to Closing, the remedies set forth in this Section 8.5(a) shall be Sellers’ sole and exclusive remedies for Buyer’s default or Sellers’ termination of this Agreement, and Sellers hereby expressly waive and release all other remedies.

(b)         Buyer’s Remedies.  Subject to Section 8.5(d), prior to Closing, Buyer’s sole and exclusive remedy for any breach by Sellers of this Agreement is (i) to seek specific performance of Sellers’ obligations under this Agreement in accordance with Section 11.17 or (ii) terminate this Agreement in accordance with Section 8.4, in which case Buyer shall receive a return of the Deposit (together with any interest earned thereon) in accordance with Section 8.5(c) and Buyer will be entitled to recover its actual damages against Sellers in an amount not to exceed the amount of the Deposit.  Subject to Section 8.5(d), prior to Closing, the remedies set forth in this Section 8.5(b) shall be Buyer’s sole and exclusive remedies for Sellers’ default or Buyer’s termination of this Agreement, and Buyer hereby expressly waives and releases all other remedies.

(c)         Deposit.  Except as provided in Section 8.5(a), if this Agreement is terminated prior to Closing for any reason whatsoever, Buyer shall receive the Deposit (together with any interest earned thereon) from the Escrow Agent (and the Parties shall promptly provide the Escrow Agent with joint written instructions to release the Deposit to Buyer).

(d)         Exceptions.  Notwithstanding anything in this Agreement to the contrary, termination of this Agreement shall not prejudice or impair Sellers’ or Buyer’s rights and obligations under the provisions of Section 3.1(b), the Confidentiality Agreement, this Section 8.5, and all of Article 11 (other than Section 11.4), which shall survive the termination of this Agreement.

(e)         No Other Remedies.  Subject to (and except as otherwise provided in) the foregoing provisions in this Section 8.5, following any termination of this Agreement prior to Closing no Party shall have any liability or obligation under this Agreement.

ARTICLE 9

CLOSING

9.1        Date and Place of Closing.  Subject to the satisfaction or waiver of the applicable conditions to Closing, the consummation of the transactions contemplated by this Agreement (the “Closing”) shall be held beginning at 10:00 a.m. Central time at the offices of Sellers, located at 2100 McKinney Ave, Suite 1540, Dallas, Texas 75201, on August 5, 2019 (such date, the “Scheduled Closing Date”); provided, that if all conditions to Closing in Article 8 (other than those conditions that are only capable of being satisfied at Closing, but subject to all such conditions being satisfied or waived at Closing) have not been yet waived in writing or satisfied on or before the Scheduled Closing Date, then the Closing shall occur within five Business Days following the date on which all such conditions have been waived in writing or satisfied (other than those conditions that are only capable of being satisfied at Closing, but subject to all such conditions being satisfied or waived at Closing), or on such earlier or later date or at such other place or in such other manner as the Parties agree in writing.  The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.”  All events of Closing shall each be deemed to have occurred simultaneously with the other, regardless of when actually occurring and each will be a condition precedent to the other.  If the Closing occurs, all conditions of Closing shall be deemed to have been satisfied or waived (but Sellers’ and Buyer’s warranties, representations, covenants and indemnities are not waived and will survive the Closing to the extent provided in Section 10.3).

9.2        Closing Obligations.  At Closing:

(a)         Sellers and Buyer shall deliver to one another the Officer Certificates, as applicable;

(b)         Sellers and Buyer shall execute, acknowledge and deliver, with respect to all of the Assets, including the Mineral Interests, Royalty Interests, Overriding Royalty Interests, Mineral Classified Lands, a deed and assignment effective as of the Effective Time substantially in the form of Exhibit B (the “Conveyance”);

(c)         Sellers and Buyer shall execute and deliver an acknowledgement of the Preliminary Settlement Statement;

(d)         Buyer shall cause the Purchase Price (minus the Deposit and any interest accrued thereon, minus the Indemnity Escrow Amount as contemplated in Section 10.2(d) and minus any amounts delivered by Buyer to the Escrow Agent at Closing in accordance with this Agreement, including in Section 3.2(f) and Section 3.2(g)(iii)), as adjusted in accordance with the Preliminary Settlement Statement, to be paid by wire transfer of immediately available funds to the account(s) designated by the Sellers in writing;

(e)         each Seller shall deliver to Buyer an executed certificate of non-foreign status that meets the requirements set forth in Treasury Regulations § 1.1445-2(b)(2), substantially in the form attached hereto as Exhibit C (the “FIRPTA Certificate”);

(f)         The Parties shall jointly instruct the Escrow Agent to pay the Deposit (plus any interest earned thereon) by wire transfer of immediately available funds to the account(s) designated by Sellers in accordance with the terms of the Escrow Agreement;

(g)         Wing II shall cause its respective Affiliate to, and Buyer shall, execute and deliver an Asset Management Agreement substantially in the form of Exhibit D (the “Asset Management Agreement”); and

(h)         Sellers and Buyer shall execute and deliver any other agreements, instruments or documents which are expressly required by the other terms of this Agreement to be executed and delivered at the Closing.

ARTICLE 10

ASSUMPTION AND RETENTION OF OBLIGATIONS AND INDEMNIFICATION; DISCLAIMERS

10.1      Buyer’s Assumption of Liabilities and Obligations.  From and after Closing, subject to Sellers’ obligations in Section 10.2(a), (a) Buyer shall assume and pay, perform, fulfill and discharge all claims, costs, expenses, liabilities and obligations (collectively, “Obligations”) relating to the Assets, or to the ownership of the Assets whether arising prior to, on or after the Effective Time, in each case, other than the Retained Obligations (the “Assumed Liabilities”), and (b) Sellers shall retain all, and Buyer shall have no obligation with respect to any, Obligations arising from or related to the Retained Obligations.  For the avoidance of doubt, any calculation or determination of any Obligations under this Agreement shall not include any measure of damages or theories of liability expressly waived by the Parties pursuant to Section 10.8.

10.2      Indemnification.

(a)         Sellers’ Indemnification of Buyer.  From and after Closing, subject to the provisions of this Article 10 and Section 11.11 below, each Seller shall severally as to itself and not jointly, DEFEND,  INDEMNIFY AND SAVE AND HOLD HARMLESS Buyer and its Affiliates, and its and

their respective officers, directors, employees and agents (collectively, the “Buyer Indemnitees”), from and against all Losses and Obligations, which arise directly or indirectly from or in connection with or that are otherwise attributable to (i) the Retained Obligations, and (ii) any breach by any Seller of any of such Seller’s representations, warranties or covenants set forth in this Agreement or in any Seller Officer Certificate delivered by Sellers pursuant to this Agreement.

(b)         Buyer’s Indemnification of Sellers.  From and after the Closing, subject to the provisions of this Article 10 and Section 11.11 below, Buyer assumes all risk and liability and all Obligations and Losses in connection with, and shall DEFEND, INDEMNIFY AND SAVE AND HOLD HARMLESS each Seller and its Affiliates, their respective officers, directors, employees and agents (collectively, the “Seller Indemnitees”), from and against all Losses and Obligations, which arise directly or indirectly from or in connection with or that are otherwise attributable to (i) the Assumed Liabilities and (ii) any breach by Buyer of any of Buyer’s representations, warranties or covenants set forth in this Agreement or in the Buyer Officer Certificate delivered by Buyer pursuant to this Agreement.

(c)         Limitations on Indemnity.

(i)          Following the Closing, except with respect to Fraud, indemnification under this Section 10.2 shall be the sole and exclusive remedy available to each Party (and in lieu of all other remedies) against the other Party for any claims arising out of or based upon the matters set forth in this Agreement and the transactions contemplated hereby, and no Party shall seek relief against the other Party other than through the indemnification provided in this Section 10.2.

(ii)         Sellers shall not have any liability under this Section 10.2 for:

(1)         any individual Obligations or Losses arising from breaches of Non-Fundamental Reps of less than $50,000.00 (the “Threshold”);

(2)         any Obligations or Losses arising from breaches of Non-Fundamental Reps until the aggregate amount of all such Obligations and Losses in excess of the Threshold exceeds $2,175,000.00 (the “Deductible”), and then only to the extent the aggregate amount of such Obligations and Losses exceeds the Deductible; or

(3)         aggregate Obligations and Losses arising from breaches of Non-Fundamental Reps in excess of Indemnity Escrow Amount.

(iii)       No indemnification may be sought by any Party under this Agreement in respect of any Loss to the extent such Loss is reflected in the calculations of the Preliminary Settlement Statement or as finally determined in connection with the Final Settlement Statement.  No indemnified Party shall be entitled to recover more than once for the same Loss.

(iv)        Notwithstanding anything to the contrary contained elsewhere in this Agreement, in no event shall any Party have any obligation to indemnify any other Party against, or reimburse any such indemnified Party for, any Obligations or Losses in excess of an amount equal to the Purchase Price.

(d)         Indemnity Escrow.  At Closing, Buyer shall deliver the Indemnity Escrow Amount to the Escrow Agent by wire transfer in immediately available funds to be held in accordance with the

Escrow Agreement.  Any payment a Seller is obligated to make to any Buyer Indemnitee pursuant to this Article 10 shall be paid first by Buyer offsetting the amount of such payment against the Indemnity Escrow Amount and, second, to the extent the Indemnity Escrow Amount is insufficient or otherwise not available to pay any sums remaining due, then Buyer shall be entitled to receive, and such Seller shall be required to pay, all of such additional sums due and owing to such Buyer Indemnitee pursuant to this Article 10.  When any Seller is obligated to pay any amount to Buyer from the Indemnity Escrow Amount in accordance with this Article 10, the Parties shall promptly provide the Escrow Agent with joint written instructions to release such amount to the Buyer.  On the Indemnity Release Date, the Parties shall jointly instruct the Escrow Agent to deliver in immediately available funds to the Sellers an amount equal to (i) the Indemnity Escrow Amount, minus (ii) the amount of any claims for indemnification under this Article 10 asserted prior to the Indemnity Release Date and paid to any Buyer Indemnitee from the Indemnity Escrow Amount and minus (iii) the amount of any claims for indemnification under this Article 10 asserted in writing against such Seller prior to the Indemnity Release Date but not yet resolved.  In the event that the amounts included in clauses (ii) and (iii) of the foregoing sentence are equal to or greater than the amount in clause (i) of the foregoing sentence, then the Escrow Agent shall have no obligation to transfer any remaining funds of the Indemnity Escrow Amount to Sellers pursuant to this Section 10.2(d).

10.3      Survival of Warranties, Representations and Covenants.  All representations, warranties, covenants, and performance obligations set forth in this Agreement shall survive the Closing until fully performed, subject to applicable statutes of limitations, except (a) for the representation and warranties of (i) Sellers set forth in Section 4.1 through Section 4.7 (inclusive) and Section 4.9 (such representations, the “Fundamental Reps”), which shall survive the Closing for a period of three years, except that the representations in Section 4.9 shall survive for the applicable statute of limitations period plus 30 days (ii) Buyer set forth in Article 5, which shall survive the Closing for a period of three years and (iii) Sellers set forth in Article 4 (other than the Fundamental Reps, collectively, the “Non-Fundamental Reps”), each of which shall survive Closing for a period of nine months, (b) the Special Warranty, which shall survive for a period of three years, and (c) any covenants of the Parties to be performed prior to or at Closing, which shall expire upon and as of Closing (each such period, as applicable, the “Survival Period”).  If a claim notice with respect to any breach of the foregoing has been properly delivered before the expiration of the Survival Period applicable thereto alleging a right to indemnification or defense for Obligations or Losses arising out of, relating to, or otherwise attributable to the breach of such representation, warranty, covenant or performance Obligation, then, solely to the extent directly related to the matters expressly set forth in such claim notice, such representation, warranty, covenant or performance Obligation shall continue to survive until the claims asserted in such claim notice have been fully and finally resolved under the terms of this Agreement or by written agreement (including a settlement agreement) of the Parties.

10.4      Reservation as to Non-Parties.  Nothing in this Agreement is intended to limit or otherwise waive any recourse Buyer or Sellers may have against any non-Party for any Obligations or Losses that may be incurred with respect to the Assets.

10.5      Express Negligence Rule.  THE DEFENSE, INDEMNIFICATION, HOLD HARMLESS, RELEASE AND ASSUMED LIABILITIES PROVISIONS PROVIDED FOR IN THIS AGREEMENT SHALL BE APPLICABLE AND ENFORCEABLE WHETHER OR NOT THE LIABILITIES, LOSSES, COSTS, EXPENSES, OBLIGATIONS AND DAMAGES IN QUESTION AROSE OR RESULTED SOLELY OR IN PART FROM THE ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OR VIOLATION OF LAW OF OR BY ANY INDEMNIFIED PARTY.  BUYER AND SELLERS ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND IS CONSPICUOUS.

10.6      No Recourse.  Notwithstanding anything to the contrary set forth in this Agreement, including, for the avoidance of doubt, this Article 10, no past, present or future director, officer, employee, member, partner, investor, lender, controlling person, equity holder or other owner (whether direct or indirect), Affiliate, agent, attorney or other Representative of any Seller or Buyer shall be responsible for any Losses or Obligations of any Seller or Buyer, respectively, under this Agreement or any Ancillary Agreement or for any Losses or Obligations based on, in respect of, or by reason of this Agreement, any Ancillary Agreement or any of the transactions contemplated in this Agreement or thereby; provided,  however, that, with respect to an Ancillary Agreement, this Section 10.6 shall not apply to a Person to the extent such Person is a party to such Ancillary Agreement.

10.7      Reserved.

10.8      Waiver of Certain Damages.  NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NO PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY RESULTING FROM OR ARISING OUT OF THIS AGREEMENT OR THE BREACH THEREOF OR UNDER ANY OTHER THEORY OF LIABILITY, WHETHER TORT, NEGLIGENCE, STRICT LIABILITY, BREACH OF CONTRACT, WARRANTY, INDEMNITY OR OTHERWISE, INCLUDING LOSS OF USE, INCREASED COST OF OPERATIONS, LOSS OF PROFIT OR REVENUE, DIMINUTION IN VALUE, LOST BUSINESS OPPORTUNITY OR BUSINESS INTERRUPTIONS.  IN FURTHERANCE OF THE FOREGOING, EACH PARTY RELEASES THE OTHER PARTY AND WAIVES ANY RIGHT OF RECOVERY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES (INCLUDING ANY CALCULATIONS OF LOSSES USING ANY “MULTIPLES OF PROFITS”, “MULTIPLES OF CASH-FLOW” OR OTHER SIMILAR METHODOLOGY) SUFFERED BY SUCH PARTY REGARDLESS OF WHETHER ANY SUCH DAMAGES ARE CAUSED BY THE OTHER PARTY’S NEGLIGENCE (AND REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE, JOINT, CONCURRENT, ACTIVE, PASSIVE OR GROSS NEGLIGENCE), FAULT, OR LIABILITY WITHOUT FAULT; PROVIDED,  HOWEVER, THE FOREGOING SHALL NOT BE CONSTRUED AS LIMITING AN OBLIGATION OF A PARTY TO INDEMNIFY, RELEASE, DEFEND AND HOLD HARMLESS THE OTHER PARTY AGAINST CLAIMS ASSERTED BY THIRD PARTIES, INCLUDING, THIRD PARTY CLAIMS FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES.

10.9      Determination of Breach and Losses.  With respect to any Party’s indemnification obligations under this Article 10, for purposes of determining whether there has been a breach or inaccuracy of a representation or warranty of the Sellers in Article 4 or of the Buyer in Article 5 (including any bringdown of any such representation or warranty in any certificate delivered pursuant to this Agreement), and for purposes of determining the amount of Losses resulting therefrom, such representations and warranties shall be read without giving effect to any materiality, material adverse effect or similar qualification therein.

10.10    Notice and Defense.  Each Party shall promptly notify each other Party of any potential Obligations or Losses of which it becomes aware and for which it is entitled to indemnification from such other Party under this Agreement; provided that the failure to so notify such other Party shall not affect the other Party’s indemnification obligations under this Agreement with respect to such claim except to the extent that such other Party is materially prejudiced by such failure.  The indemnifying Party is obligated to defend at the indemnifying Party’s sole expense any litigation or other administrative or adversarial proceeding against the indemnified Party relating to any claim for which the indemnifying Party has agreed to indemnify and hold the indemnified Party harmless under this Agreement.  However, the indemnified Party shall have the right to participate with the indemnifying Party in the defense of any such claim at its own expense.

ARTICLE 11

MISCELLANEOUS

11.1      Expenses.  Except as otherwise specifically provided in this Agreement, all fees, costs and expenses incurred by Buyer, on the one hand, or Sellers, on the other, in negotiating this Agreement and the Ancillary Agreements or in consummating the transactions contemplated by this Agreement shall be paid by the Party incurring the same.

11.2      Notices.  All notices and communications required or permitted to be given under this Agreement, shall be sufficient in all respects if given in writing and delivered personally, sent by electronic mail (so long as such electronic mail is acknowledged by the recipient as having been received, whether affirmatively or automatically via electronic read receipt), sent by bonded overnight courier or mailed by U.S. Express Mail, Federal Express or United Parcel Service Express Delivery or by certified or registered United States Mail with all postage fully prepaid, addressed to the appropriate person at the address for such Person shown below:

If to Sellers:
c/o Wing Resources LLC
2100 McKinney Ave, Suite 1540
Dallas, Texas 75201
Attn: Nick Varel
Email: nick.varel@wingoilandgas.com
Telephone: (214) 389-1061

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP
901 Main Street, Suite 5400
Dallas, Texas 75202
Attn: Thomas K. Laughlin, P.C.
Email: thomas.laughlin@kirkland.com
Telephone: (214) 972-1663
If to Buyer:
Alliance Resource Partners, L.P.
1717 S. Boulder Avenue, Suite 400
Tulsa, Oklahoma 74119
Attn: R. Eberley Davis
Email: Eb.Davis@arlp.com
Telephone: (918) 295-7604

with a copy (which will not constitute notice) to:

GableGotwals
100 W. 5th Street, Suite 1000
Tulsa, Oklahoma 74103
Attn: Stephen W. Lake
Email: slake@gablelaw.com
Telephone: 918.595.4833

Any notice given in accordance with this Agreement shall be deemed to have been given when delivered to the addressee in person, by electronic mail (provided such electronic mail is acknowledged by the recipient as described above) or by courier during normal business hours, or upon actual receipt by the addressee after such notice has either been delivered to an overnight courier or deposited in the United States Mail or with Federal Express or United Parcel Service, as the case may be.  Any Party may change its contact information for notice by giving written notice to the other Party in the manner provided in this Section 11.2.  If the date specified in this Agreement for giving any notice or taking any action is not a Business Day (or if the period during which any notice is required to be given or any action taken expires on a date which is not a Business Day), then the date for giving such notice or taking such action (and the expiration date of such period during which notice is required to be given or action taken) shall be the next day which is a business day.

11.3      Governing Law; Jurisdiction; Venue; Jury Waiver.  This Agreement will be interpreted, construed and governed by the Laws of the State of TEXAS, without reference to choice of law principles thereof that might apply the Laws of another jurisdiction.  Any suit relating in any way to this Agreement must be brought in the state or federal courts situated in DALLAS COUNTY, TEXAS, and the Parties irrevocably submit to the exclusive jurisdiction of such courts in any such action and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action.  EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.  FURTHER, THE PARTIES STIPULATE THAT THIS AGREEMENT IS DEEMED TO HAVE BEEN MADE AND ENTERED INTO BY THEM IN THE STATE OF TEXAS.

11.4      Further Assurances.  From time to time after Closing, Sellers and Buyer shall each execute, acknowledge and deliver to the other such further instruments and take such other action as may be reasonably requested in order to accomplish more effectively the purposes of the transactions contemplated by this Agreement.

11.5      Amendments; Waivers.  This Agreement may not be amended nor any rights hereunder waived except by an instrument in writing signed by the Party to be charged with such amendment or waiver and delivered by such Party to the Party claiming the benefit of such amendment or waiver.  No waiver of any breach or violation or, default under or inaccuracy in any representation, warranty or covenant set forth in this Agreement will be deemed to extend to any prior or subsequent breach, violation, default, inaccuracy or affect in any way any rights arising by virtue of any prior or subsequent occurrence.  No delay or omission on the part of any Party in exercising any right, power or remedy under this Agreement will operate as a waiver thereof.

11.6      Assignment.  Except as otherwise provided in Section 11.10,  no Party may assign this Agreement or any of its rights under this Agreement without the prior written consent of the other Parties (which consent may be granted or withheld in each such other Party’s respective sole discretion); provided,  however, that Buyer shall have the right, upon prior written notice to Sellers, to assign to one or more of its Affiliates Buyer’s rights under this Agreement to acquire the Assets at Closing; provided further, that without the prior written consent of the other Parties, no assignment pursuant to this Section 11.6 shall relieve any Party from its obligations under this Agreement.

11.7      Counterparts/Fax Signatures.  This Agreement may be executed and delivered in one or more counterparts, each of which when executed and delivered shall be an original, and all of which when executed shall constitute one and the same instrument.  The exchange of copies of this Agreement and of signature pages by facsimile or by electronic image scan transmission in .pdf format shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes.

11.8      Construction.

(a)         Capitalized terms used but not otherwise defined in this Agreement have the meanings given to such terms in Annex I.

(b)         The headings of the Articles and Sections of this Agreement are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions of this Agreement.  The Disclosure Schedules are hereby incorporated in this Agreement by reference and constitute a part of this Agreement.  The words “this Agreement,” “herein,” “hereby,” “hereunder” and “hereof,” and words of similar import, refer to this Agreement as a whole and not to any particular Article, Section, subsection or other subdivision unless expressly so limited.  All references to “$” or “dollars” shall be deemed references to United States dollars.  References made in this Agreement, including use of a pronoun, shall be deemed to include where applicable, masculine, feminine, singular or plural, individuals or entities.  The word “or” when used in a list shall not indicate that the listed items are exclusive of each other.  The words “include,” “includes,” and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of similar import.  References to any Law, Contract, agreement or other instrument shall mean such Law, Contract, agreement or other instrument as it may be amended from time to time.

11.9      Entire Agreement.  This Agreement and the Ancillary Agreements constitute the entire understanding among the Parties, their respective partners, members, trustees, shareholders, officers, directors and employees with respect to the subject matter hereof, superseding all negotiations, prior discussions and prior agreements and understandings relating to such subject matter, including any letter of intent entered into between the Parties.

11.10    Successors and Permitted Assigns.  This Agreement shall be binding upon, and shall inure to the benefit of, the Parties, and their respective successors and permitted assigns.

11.11    Parties in Interest.  Nothing in this Agreement shall entitle any Person, other than the Parties, or the Parties’ respective related indemnified parties hereunder, to any claim, cause of action, remedy or right of any kind; provided, that only a Party will have the right to enforce the provisions of this Agreement on its own behalf or on behalf of its related indemnified parties (but shall not be obligated to do so).

11.12    Severability.  In the event any term of this Agreement is found by any court to be void or otherwise unenforceable, the remainder of this Agreement shall remain valid and enforceable, and, to the fullest extent permitted by Law, such offending term or terms shall be replaced with an enforceable term or enforceable terms that as nearly as possible effect the Parties’ intent.

11.13    Joint Preparation.  The Parties acknowledge and agree that this Agreement was jointly prepared by the Parties, and that each Party was afforded the opportunity to consult with counsel in the preparation and negotiation of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Agreement.

11.14    Press Releases.  This Agreement and the terms and provisions of this Agreement, including the Purchase Price, shall be maintained confidential by Buyer and Sellers; provided,  however, that this Agreement and the terms and provisions hereof may be disclosed (a) to any actual purchaser or acquirer from Buyer of all or a portion of the Assets, who shall agree to keep such information confidential (and for whom Buyer shall be responsible) and (b) as required by applicable Law or permitted under the

Confidentiality Agreement.  If this Agreement is terminated prior to Closing, following such termination, the Parties agree to keep all terms of this Agreement and the terms and provisions of this Agreement confidential unless otherwise required by applicable Law for a period of two years following the date of such termination.  Neither Sellers nor Buyer may make press releases or other public announcements concerning this transaction without the other’s prior written approval and agreement to the form of the announcement (such approval not to be unreasonably withheld, conditioned or delayed), except as may be required by applicable Law.  Notwithstanding anything to the contrary in this Section 11.14 or elsewhere in this Agreement, the Parties may disclose the terms of this Agreement, including the Purchase Price and status of Closing, to their respective Affiliates and their respective Representatives and limited partners or other owners who shall be required to keep such information confidential except as otherwise required by applicable Law.

11.15    Disclosure Schedules.  The matters set forth on the disclosure schedules hereto (collectively, the “Disclosure Schedules”) are not necessarily matters that Sellers are required to disclose or matters that would constitute a breach of any representation or warranty had such matters not been disclosed.  Any disclosure made on the Disclosure Schedules shall be deemed to be a disclosure for the purposes of all Disclosure Schedules, to the extent such disclosures are reasonably apparent.  No disclosure by any Seller in the Exhibits or the Disclosure Schedules relating to any possible breach or violation of any contract or applicable Law shall be construed as an admission or indication that such breach or violation exists or has actually occurred.

11.16    Non-Party Affiliates.  Notwithstanding anything to the contrary set forth in this Agreement, no past, present or future director, officer, employee, incorporator, member, partner, investor, lender, shareholder or other owner (whether direct or indirect), Affiliate, agent, attorney or other Representative of Sellers or Buyer (collectively, “Non-Party Affiliates”) shall have any liability (whether in contract or in tort, in law or in equity, or based upon any theory that seeks to impose liability of any entity Party against its owners or Affiliates) for Obligations or Losses arising under, in connection with or related to this Agreement or for any Obligations or Losses based on, in respect of, or by reason of this Agreement, its negotiation or execution, or any of the transactions contemplated by this Agreement; and each Party waives and releases all such Obligations and Losses against any such Non-Party Affiliates.

11.17    Specific Performance.  If either Sellers or Buyer violates or fails or refuses to perform any covenant or agreement made by Sellers or Buyer (as applicable) in this Agreement, the non-breaching Party (in the case of Buyer) or Parties (in the case of Sellers), subject to the terms of this Agreement and in addition to any remedy at Law for damages or other relief permitted under this Agreement, may institute and prosecute an action in any court of competent jurisdiction to enforce specific performance of such covenant or agreement or seek any other equitable relief, without the necessity of proving actual damages or posting of a bond.  Each of Sellers and Buyer hereby acknowledges and agrees that the rights of the other to consummate the transactions contemplated by this Agreement are special, unique and of extraordinary character and that, if any Seller or Buyer violates or fails or refuses to perform any covenant or agreement made by it in this Agreement, the non-breaching Party (in the case of Buyer) or Parties (in the case of Sellers) may be without an adequate remedy at Law.

11.18    Confidentiality.  Subject to Section 11.14, for a period of one year after the Closing Date, each Seller shall, and shall cause its Affiliates to, not use or make disclosures to third parties of any confidential or proprietary information relating to Assets except with the prior written consent of Buyer or as required by applicable Law, except to the extent that such information (i) is generally available to the public through no breach by such Seller or its Affiliates of this Section 11.18, (ii) is lawfully acquired by such Seller or its Affiliates after the Closing from sources which are not actually known to such Seller to be prohibited from disclosing such information due to confidentiality obligations owed to Buyer, (iii) is required for purposes of compliance by such Seller or its Affiliates with Tax or regulatory reporting requirements or (iv) is needed in connection with the exercise, enforcement or performance of Sellers’ rights and obligations hereunder, the Ancillary Agreements or the enforcement, performance or defense of the same; provided,  however, that (x) nothing shall prohibit such Seller or its Affiliates from using such information in the conduct of their respective businesses following the Closing so long as such use is consistent in all material respects with the manner in which such Seller or its Affiliates used such information prior to the Closing and (y) such Seller and its Affiliates may discuss the underlying investment with respect to the Assets and the acquisition or disposition of the Assets with its current and potential partners or investors or in connection with legitimate fundraising activities or fund performance reporting with current or prospective investors, lenders or partners.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the Execution Date.

SELLERS:

Wing Resources LLC

By:	/s/ Nick Varel
Name:	Nick Varel
Title:	Chief Executive Officer

Wing Resources II LLC

By:	/s/ Nick Varel
Name:	Nick Varel
Title:	Chief Executive Officer

[Signature Page to Purchase and Sale Agreement]

BUYER:

Alliance Resource Partners, L.P.

By:	Alliance Resource Management GP, LLC, its General Partner

	By:	/s/ R. Eberley Davis
	Name:	R. Eberley Davis
	Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to Purchase and Sale Agreement]

ANNEX I

DEFINED TERMS

“AAA” has the meaning set forth in Section 2.5(c).

“Accounting Consultant” has the meaning set forth in Section 2.5(c).

“Acquisition Proposals” has the meaning set forth in Section 6.7.

“Actual NRA” means, for each Tract, the weighted average of Net Royalty Acres actually owned by Sellers in each Target Formation applicable for such Tract, which weighted average (a) shall be calculated in a manner consistent with the sample calculation set forth on Exhibit F and (b) shall be determined by first (i) for each applicable Midland Basin Formation, multiplying (x) the amount of Net Royalty Acres owned by Sellers in such Midland Basin Formation, by (y) a fraction, the numerator of which is the Target Formation Footage for such Midland Basin Formation, and the denominator of which is the Tract Footage and then (ii) taking the aggregate sum of the amounts calculated under the preceding clause (i) for each Midland Basin Formation.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such first Person.  For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise; provided,  however, that for all purposes under this Agreement, the term “Affiliate” expressly excludes (a) each of NGP Energy Capital Management, L.L.C., NGP Natural Resources XI, L.P., and each of their respective Affiliates (including their various portfolio companies), other than each Seller, itself, or any of a Seller’s direct or indirect subsidiaries and (b) each of the officers, directors, managers and direct and indirect equity holders in each of the entities identified in the immediately preceding clause (a).

“Agreement” has the meaning set forth in the introductory paragraph of this Agreement.

“Allocated Value” has the meaning set forth in Section 2.3.

“Ancillary Agreements” means the Escrow Agreement, the Conveyance, the FIRPTA Certificate, the Confidentiality Agreement and the Asset Management Agreement.

“Asset Management Agreement” has the meaning set forth in Section 9.2(g).

“Asset Taxes” means ad valorem, property, excise, severance, production and similar Taxes based upon the operation or ownership of the Assets or the production of hydrocarbons or the receipt of proceeds therefrom, but excluding, for the avoidance of doubt, Income Taxes and Transfer Taxes.

“Assets” means, save, except for and excluding the Excluded Assets, all of Sellers’ collective right, title and interest in and to the following assets and properties from and after the Effective Time:

(a)         (the oil, gas and other fee mineral interests in and to the lands, tracts and properties described in Exhibit A-Part 1 attached hereto (such lands, tracts, and properties described in Exhibit A-Part

Annex I(a)

1, the “Lands”), together with any royalty interests attributable thereto and any units, lands, tracts or other properties pooled with any of the Lands (collectively, the “Mineral Interests”);

(b)         The fee surface interests, including the fee surface interests in mineral classified lands subject to §52.171-52.190 Tex. Nat. Res. Code, described in Exhibit A-Part 1 attached hereto, together with any royalty interests and any other payments due under any existing lease of mineral classified lands attributable thereto and any units, lands, tracts or other properties pooled with any of the mineral classified lands (“Mineral Classified Lands”).

(c)         any overriding royalty interests burdening oil, gas or other minerals produced, saved or sold from the Lands or the Mineral Classified Lands, including those described in Exhibit A-Part 1 attached hereto (collectively, the “Overriding Royalty Interests”);

(d)         the non-participating royalty interests burdening the Lands or the Mineral Classified Lands, including those described in Exhibit A-Part 1 attached hereto (collectively, the “Royalty Interests”, and, together with the Mineral Interests, the Mineral Classified Lands and Overriding Royalty Interests, the “Interests”);

(e)         any oil, gas and mineral leases that relate to the Interests, including all reversionary rights thereunder, including those described in Exhibit A-Part 1 attached hereto (collectively, the “Leases”);

(f)         all division and transfer orders, and, except for the Leases, all written contracts, contractual rights, interests and other written agreements to which any Seller is a party (including as assignee) and under which any of the Interests are bound (collectively, the “Contracts”);

(g)         except for the Excluded Records, copies of all files, records, and data in any Seller’s possession to the extent solely relating to any of the Assets, including deed and Lease records, assignments, division order records, title records (including abstracts of title, title opinions and memoranda and title curative documents), Contracts, electronic data files (if any), maps, production records, decline curves and graphical production curves and financial, accounting and Asset Tax records (collectively, the “Records”);

(h)         all proceeds attributable to any of the Interests or the Leases and attributable to the time period after the Effective Time;

(i)          copies of all geologic, geophysical and seismic data that relate to the Interests or the Leases;

(j)          all Permits to the extent primarily relating to or applicable to any of the Interests or Leases and (i) required for the ownership of the Interests or Leases and (ii) transferable pursuant to applicable Law;

(k)         to the extent relating to the Assets and to the extent assignable, all rights and interests of either Seller (i) under any agreement or policy of indemnity or insurance (including any rights, claims or causes of action of either Seller against third parties under any indemnity or hold harmless agreements) and any indemnities received in connection with Sellers’ prior acquisition of any of the Assets, but in each case only to the extent that such rights or interests arise from obligations or liabilities for which Buyer is responsible under this Agreement, or (ii) relating to claims and causes of action that may be asserted against a third party to the extent such rights and claims arise from obligations or liabilities assumed by Buyer hereunder; and

Annex I(b)

(l)          to the extent assignable, all rights, claims and causes of action to the extent, and only to the extent, that such rights, claims or causes of action are associated with any of the other Assets and relate to the period from and after the Effective Time.

“Assumed Liabilities” has the meaning set forth in Section 10.1.

“Business Day” means any weekday other than a weekday on which commercial banks in the city of Dallas, Texas are authorized or required by applicable Law to be closed.

“Buyer” has the meaning set forth in the introductory paragraph of this Agreement.

“Buyer Indemnitees” has the meaning set forth in Section 10.2(a).

“Buyer Officer Certificate” has the meaning set forth in Section 8.1(g).

“Closing” has the meaning set forth in Section 9.1.

“Closing Date” has the meaning set forth in Section 9.1.

“Closing Failure Notice” has the meaning set forth in Section 8.4(e).

“Code” has the meaning set forth in Section 4.6.

“Confidentiality Agreement” means that certain letter agreement, dated March 25, 2019, by and between Alliance Royalty, LLC and Wing I.

“Contracts” has the meaning set forth in the definition of “Assets”.

“Conveyance” has the meaning set forth in Section 9.2(b).

“Credit Deficiency Notice” has the meaning set forth in Section 3.2(b).

“Credit Notice” has the meaning set forth in Section 3.2(b).

“Cure Notice” has the meaning set forth in Section 3.2(f).

“Cure Period” has the meaning set forth in Section 3.2(f).

“Deductible” has the meaning set forth in Section 10.2(c)(ii)(2).

“Defect Allegation” has the meaning set forth in Section 3.2(a).

“Defensible Title” means such title of Sellers to the Assets that, as of the Effective Time and as of the Closing Date, is deducible of record or provable by documentation that would be successfully defended if challenged and that, subject to the Permitted Encumbrances, (a) as to each Tract, results in the Actual NRA for such Tract being not less than the Stated NRA for such Tract; and (b) is free and clear of all Encumbrances.

“Deficiency Notice” has the meaning set forth in Section 3.2(a).

“Deposit” has the meaning set forth in Section 2.2.

Annex I(c)

“Disclosure Schedules” has the meaning set forth in Section 11.15.

“Effective Time” has the meaning set forth in Section 1.2.

“Encumbrance” means any lien, judgment, mortgage, deed of trust, security instrument, pledge or option that is binding upon the Assets, or other preferential arrangement or other similar encumbrance.

“Environmental Laws” means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq; the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. § 5101 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 through 2629; the Oil Pollution Act, 33 U.S.C. § 2701 et seq.; the Emergency Planning and Community Right to Know Act, 42 U.S.C. § 11001 et seq.; and the Safe Drinking Water Act, 42 U.S.C. §§ 300f through 300j, and all other applicable Laws of any Governmental Authority having jurisdiction over the property in question addressing (i) pollution or pollution control; (ii) protection of natural resources, the environment or biological resources; or (iii) the disposal or release or threat of release of hazardous substances, in each case as enacted and in effect on or prior to the Closing Date.

“Environmental Liabilities” means any remediation obligations, environmental response costs, costs to cure, cost to investigate or monitor, restoration costs, costs of remediation or removal, settlements, penalties, fines, and attorneys’ and consultants fees and expenses and other Obligations and Losses arising out of or related to any violations or non-compliance with any Environmental Laws, including any contribution obligation under CERCLA or any other Environmental Law or Obligations imposed pursuant to any claim or cause of action by a Governmental Authority or other Person, attributable to any violation or any failure to comply with Environmental Laws, any release of hazardous substances or any other condition of environmental contamination with respect to the ownership or operation of Assets or the Leases.

“Escrow Agent” has the meaning set forth in Section 2.2.

“Escrow Agreement” has the meaning set forth in Section 2.2.

“Excluded Assets” means the following assets and properties:

(a)         all proceeds attributable to any of the Interests or Leases to the extent attributable to the time period before the Effective Time, including any lease bonuses, royalties and other proceeds and benefits to the extent (i) attributable to the time period before the Effective Time and (ii) received no later than three years following the Closing Date;

(b)         any refunds of costs, Taxes or other expenses borne by any Seller or its predecessors in title, insofar as such refunds relate to time periods prior to the Effective Time;

(c)         (i) any files, records, or data (other than title opinions or memoranda relating to the Assets), which Sellers believe in good faith are protected by attorney-client privilege or confidentiality agreements, provided that Sellers have used commercially reasonable efforts to obtain waivers of such confidentiality agreements, (ii) all of Sellers’ corporate minute books and corporate financial records that relate to Sellers’ business generally, (iii) all files, records or data relating to the marketing process for the Assets including any and all bids received in connection therewith (collectively, the “Excluded Records”), and (iv) copies of all of the Records;

Annex I(d)

(d)         all claims and causes of action of Sellers relating to production that occurred prior to the Effective Time, and all audit rights arising under any Contracts with respect to the time periods prior to the Effective Time; provided,  however, if any third party makes a claim regarding time periods prior to the Effective Time that is or would be an Assumed Liability, then the claims and causes of action against such third party, to the extent relating to such claim, that would otherwise be Excluded Assets pursuant to this clause (d), shall become Assets;

(e)         all computer or communications software or intellectual property (including any proprietary Geographic Information System tools or software that any Seller has developed, any tapes, data and program documentation, and all tangible manifestations and technical information relating thereto) owned, licensed or used by Seller, other than the Records;

(f)         any logo, service mark, copyright, trade name or trademark of or associated with Sellers or any Affiliate of Sellers or any business of Sellers or of any Affiliate of Sellers;

(g)         motor vehicles and other rolling stock owned by Sellers;

(h)         subject to clause (i) of the defined term “Assets”, all geologic, geophysical and seismic data; and

(i)          all oil, gas and hydrocarbons produced, saved or sold from the Assets with respect to all periods prior to the Effective Time.

“Excluded Records” has the meaning set forth in the definition of “Excluded Assets”.

“Execution Date” has the meaning set forth in the introductory paragraph of this Agreement.

“Final Settlement Date” has the meaning set forth in Section 2.5(a).

“Final Settlement Statement” has the meaning set forth in Section 2.5(a).

“FIRPTA Certificate” has the meaning set forth in Section 9.2(e).

“Fraud” means an intentional and willful misrepresentation by a Party with respect to the making of any representation or warranty expressly contained herein; provided, the Party making such representation or warranty had actual knowledge that the applicable representation or warranty (as qualified by the Disclosure Schedules, if applicable) was false at the time it was made, it was made with the intention that the other Party rely thereon to its detriment and the other Party did so rely thereon to its detriment.

“Fundamental Reps” has the meaning set forth in Section 10.3.

 “Governmental Authority” means any federal, state, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power, and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.

“Hydrocarbons” means any oil, gas, casinghead gas, condensate, distillate or other liquid or gaseous hydrocarbon of every kind or description.

Annex I(e)

“Income Taxes” means any U.S. federal, state or local or foreign income Tax or Tax based on profits (including franchise Taxes and any capital gains and net worth taxes), net profits, margin revenues or similar Taxes.

“Indemnity Escrow Amount” means $4,350,000.00.

“Indemnity Release Date” means the date that is nine months after the Closing Date.

“Interests” has the meaning set forth in the definition of “Assets”.

“Knowledge” means the actual knowledge (without any duty of inquiry) (x) in the case of Sellers, of Nick Varel, Adam Barrer and Joshua Strange or (y) in the case of Buyer, of Eb Davis, Robert Sachse and Joey Ross.

“Lands” has the meaning set forth in the definition of “Assets”.

“Law” means any applicable statute, law, rule, regulation, ordinance, order, code, ruling, writ, injunction, decree or other official act of or by any Governmental Authority, or rules or regulation of any national stock exchange on which a Party’s securities are listed.

“Leases” has the meaning set forth in the definition of “Assets”.

“Losses” means any and all losses, costs, expenses (including court costs, reasonable fees and expenses of attorneys, technical experts and expert witnesses and the cost of investigation), liabilities, damages, diminution of value of any Asset, demands, suits, claims, causes of action and sanctions of every kind and character (including civil fines); provided,  however, for the avoidance of doubt, any calculation or determination of Losses shall not include any measure of damages or theories of liability expressly waived by the Parties pursuant to Section 10.8.

“Material Adverse Effect” means an event, change, occurrence or circumstance that, individually or in the aggregate, results in a material adverse effect on the ownership, operation or value of the Assets taken as a whole and as currently operated as of the Effective Time or a material adverse effect on the ability of any Seller to consummate the transactions contemplated by this Agreement and perform its obligations under this Agreement; provided,  however, that a Material Adverse Effect shall not include any material adverse effects resulting from: (a) entering into this Agreement or the announcement of the transactions contemplated by this Agreement; (b) any action or omission of any Seller taken in accordance with the terms of this Agreement without the violation thereof or with the prior written consent of Buyer; (c) changes in general market, economic, financial or political conditions (including changes in commodity prices, fuel supply or transportation markets, interest or rates) in the area in which the Assets are located, the United States or worldwide; (d) changes in conditions or developments generally applicable to the oil and gas industry in the area where the Assets are located; (e) acts of God, including hurricanes, storms or other naturally occurring events; (f) acts or failures to act of Governmental Authorities; (g) civil unrest, any outbreak of disease or hostilities, terrorist activities or war or any similar disorder; (h) matters that are cured or no longer exist by the earlier of Closing and the termination of this Agreement in accordance with its terms; (i) a change in Laws and any interpretations thereof from and after the Execution Date; (j) any reclassification or recalculation of reserves in the ordinary course of business; (k) changes in the prices of Hydrocarbons; or (l) natural declines in well performance; provided further,  however, that the foregoing clauses (c),  (d),  (e),  (f),  (g),  (i) and (k) shall not apply if any such events, changes, occurrences or circumstances (individually or taken together) has had or would reasonably be expected to have, a materially disproportionate effect on the Assets or the ownership, operation, use or value thereof, considered as a whole, compared to other Persons which operate in the same industry in which the Sellers

Annex I(f)

operate (in which event any material adverse effects resulting from any of such clauses will constitute a Material Adverse Effect).

“Material Contracts” means any of the following Contracts:

(a)         Contracts restricting in any material respect the owner of the Assets from freely engaging in any business or competing anywhere;

(b)         each Contract that burdens any of the Assets and is an indenture, mortgage, loan, credit agreement, sale-leaseback, guaranty of any obligation, bond, letter of credit, or similar financial Contract (other than Permitted Encumbrances) that will not be terminated at or before the Closing;

(c)         any Contract that burdens any of the Assets, covering any futures, hedges, swap, collar, put, call, floor, cap, option or the like that is intended to reduce or eliminate the fluctuations in the prices of commodities, currency, exchange rates or interest rates that will not be terminated at or before the Closing;

(d)         any Contract the primary purpose of which is to indemnify another Person;

(e)         Contracts to sell, exchange or otherwise dispose of all or any part of the Assets;

(f)         Contracts involving obligations of, or payments to or from, the owner of the Assets that, in each case, can reasonably be expected to result in aggregate payments by Seller in excess of $25,000.00 in the current or any subsequent fiscal year; and

(g)         Contracts between any Seller and any Affiliate of such Seller that will be binding on the Assets after the Closing.

“Midland Basin” has the meaning set forth in the recitals.

“Midland Basin Formation” means each Target Formation applicable to the Midland Basin as set forth on Exhibit E

“Midland Basin Tracts” means any such Tracts to the extent lying within the Midland Basin.

“Mineral Classified Lands” has the meaning set forth in the definition of “Assets”.

“Mineral Interests” has the meaning set forth in the definition of “Assets”.

“Net Mineral Acres”  means (a) with regard to a Mineral Interest, (i) the number of gross surface acres included in such Mineral Interest, multiplied by (ii) Sellers’ percentage ownership interest in the oil and gas fee mineral interests beneath such gross surface acres and (b) with regard to Mineral Classified Lands, (i) the number of gross surface acres included in such Mineral Classified Land, multiplied by (ii) Sellers’ percentage ownership interest in the surface of the Mineral Classified Land, divided by (iii) two; provided,  however, that for clause (a), above, if Sellers’ Net Mineral Acres vary for different Target Formations within a Tract, a separate calculation shall be performed with respect to each such Target Formation for the purposes of calculating Net Mineral Acres under this Agreement.

“Net Royalty Acres”  means (a) with regard to Mineral Interests or Mineral Classified Lands, the number equal to (i) the number of Net Mineral Acres attributable to such Mineral Interest or Mineral

Annex I(g)

Classified Land multiplied by (ii) the applicable Royalty Rate for such Mineral Interest or Mineral Classified Land multiplied by (iii) eight; provided,  however, that if any Mineral Interests have varying royalty rates as to different Target Formations within a Tract, a separate calculation shall be performed with respect to each such Target Formation for purposes of calculating the Net Royalty Acres under this Agreement, and (b) with regard to an Overriding Royalty Interest or Royalty Interest, the number equal to: (i) the number of gross surface acres burdened by such Overriding Royalty Interest or Royalty Interest, multiplied by, (ii) Sellers’ undivided fractional or percentage ownership interest attributable to the Overriding Royalty Interest or Royalty Interest (on an 8/8ths basis) in and to the oil, gas or other mineral production (or proceeds from the sale thereof) from the property burdened by such Overriding Royalty Interest or Royalty Interest, multiplied by, (iii) eight; provided,  however, that if an Overriding Royalty Interest or Royalty Interest varies as to different Target Formations within a Tract, a separate calculation shall be performed with respect to each such Target Formation for the purposes of calculating Net Royalty Acres under this Agreement.  For any unleased tracts, a 25% Royalty Rate shall be used as the applicable Royalty Rate.

 “Non-Fundamental Reps” has the meaning set forth in Section 10.3.

“Non-Party Affiliates” has the meaning set forth in Section 11.16.

“NORM” has the meaning set forth in Section 6.5(c).

“Obligations” has the meaning set forth in Section 10.1.

“Officer Certificates” has the meaning set forth in Section 8.2(c).

“Outside Date” has the meaning set forth in Section 8.4(b).

“Overriding Royalty Interests” has the meaning set forth in the definition of “Assets”.

“Parties” has the meaning set forth in the introductory paragraph of this Agreement.

“Party” has the meaning set forth in the introductory paragraph of this Agreement.

“Permitted Encumbrances” means:

(a)         lessors’ royalties, non-participating royalties and similar burdens that do not, individually or in the aggregate, (i) materially impact the ownership of the Assets (as currently owned) or (ii) reduce Sellers’ Net Royalty Acres in any Tract below the number of Net Royalty Acres set forth on Exhibit A-Part 2 for such Tract;

(b)         preferential rights to purchase any Asset that are not applicable to the transactions contemplated by this Agreement;

(c)         required third party consents to assignment of any Asset that are not applicable to the transactions contemplated by this Agreement;

(d)         rights to consent by, required notices to, filings with or other actions by Governmental Authorities or any other Person in connection with the sale or conveyance of any of the Assets if the same are customarily obtained in the ordinary course of business subsequent to such sale or conveyance;

Annex I(h)

(e)         any materialman’s, mechanics’, repairman’s, employees’, contractors’, operators’ liens or other similar liens or charges for liquidated amounts arising in the ordinary course of business for amounts not yet delinquent or, if delinquent, that are being contested in good faith;

(f)         any liens for Taxes and assessments not yet delinquent or, if delinquent, that are being contested in good faith in the ordinary course of business and for which Sellers have agreed to pay under the terms of this Agreement or which have been prorated under the terms of this Agreement;

(g)         all rights reserved to or vested in any Governmental Authority to control or regulate the Assets in any manner;

(h)         the terms and provisions of any Contract or Lease to the extent that such terms and provisions do not, individually and in the aggregate, materially impact the ownership of the Assets (as owned as of the Effective Time) or operate to reduce Sellers’ Net Royalty Acres in any Tract below the number of Net Royalty Acres set forth on Exhibit A-Part 2 for such Tract;

(i)          the lack of executive rights in any of the Lands, excepting any impairment of the right of the owner of the soil of Mineral Classified Lands to act as agent of the State of Texas;

(j)          the rights of the State of Texas in and to any portion of the Assets, provided that the State of Texas has not revoked the right of the owner of the soil to act as agent on behalf of the State of Texas, or impaired the right of the owner of the soil to share in the proceeds of any lease on Mineral Classified Lands;

(k)         defects or irregularities of title as to which the relevant statute of limitation or prescription would bar any attack or claim against Sellers’ title;

(l)          defects in the chain of title arising from the failure to recite marital status, omissions of successors or heirship, or the lack of probate proceedings and defects arising out of lack of corporate or other entity authorization, absent reasonable evidence that the defect results in a third party’s actual and valid claim of title to the affected Interest;

(m)        any defects based solely on (A) lack of information, including lack of information in Sellers’ files, the lack of third party records or unavailability of information from applicable governmental authorities, absent reasonable evidence that the defect results in a third party’s actual and valid claim of title to the affected Interest or (B) the absence of certain documents in Sellers’ files that are referenced by other documents that are located in Sellers’ files;

(n)         division orders and sales contracts terminable without penalty upon no more than 90 days’ notice to the purchaser; and

(o)         defects or irregularities arising out of lack of corporate authorization or a variation in corporate name, absent affirmative evidence that such corporate action was not authorized and results in another person’s superior claim of title to the relevant Assets.

“Person” means any natural person, corporation, partnership, trust, limited liability company, court, agency, government, board, commission, estate or other entity or authority.

“Preliminary Settlement Statement” has the meaning set forth in Section 2.4(a).

Annex I(i)

“Proceeding” means any proceeding, action, arbitration, litigation, subpoena, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Authority or arbitrator.

“Purchase Price” has the meaning set forth in Section 2.1.

“Reasonable Efforts” means a Party’s commercially reasonable efforts in accordance with reasonable commercial practice.

“Records” has the meaning set forth in the definition of “Assets”.

“Representatives” means with respect to any Person, its officers, directors, managers, employees, consultants, agents, financial advisors, attorneys, accountants and other representatives.

“Retained Obligations” means all Obligations arising from or related to the following: (a) the amount of all Taxes for which Sellers are responsible pursuant to Article 7, (b) the Excluded Assets and (c) general and administrative expenses (as such term is understood in accordance with GAAP) of the Sellers.

“Review Period” has the meaning set forth in Section 2.5(a).

“Royalty Interests” has the meaning set forth in the definition of “Assets”.

“Royalty Rate” means, with respect to any Mineral Interest and Mineral Classified Lands, the applicable royalty interest set forth in the applicable Lease (provided that for purposes of this definition, the applicable royalty interest as to any unleased Mineral Interest shall be deemed to be 25%), minus the proportionate share, if any, of any non-participating royalty interests that burden such Mineral Interest.

“Scheduled Closing Date” has the meaning set forth in Section 9.1.

“Seller” has the meaning set forth in the introductory paragraph of this Agreement.

“Seller Indemnitees” has the meaning set forth in Section 10.2(b).

“Seller Officer Certificate” has the meaning set forth in Section 8.2(c).

“Sellers” has the meaning set forth in the introductory paragraph of this Agreement.

“Special Warranty” has the meaning set forth in Section 6.6(c).

“Stated NRA” has the meaning set forth in Section 3.2(c)(iii).

“Straddle Period” means any taxable period beginning before and ending after the Effective Time.

“Survival Period” has the meaning set forth in Section 10.3.

“Target Formation”  means each subsurface interval depicted and identified on Exhibit E, which subsurface interval shall begin at the top of the correlative stratigraphic equivalent to that point found at the measured depth set forth as the “Top Depth” for such interval on Exhibit E and end at the base of the correlative stratigraphic equivalent to that point found at the measured depth set forth as the “Base Depth” for such interval, as determined on the geophysical well log for the reference well set forth on Exhibit E for

Annex I(j)

such interval; recognizing that the actual measured depths of intervals correlative to those identified in Exhibit E will vary across Lands.

“Target Formation Footage” means as to each Midland Basin Formation, the total length (in feet) set forth on Exhibit E for such Midland Basin Formation; provided,  however, that if the instrument under which the applicable Seller or its predecessor-in-interest acquired its interest in an applicable Tract contains subsurface intervals inconsistent with Exhibit E, such intervals in such instrument shall control (and the Target Formation Footage for each Target Formation applicable to such Tract shall be determined in accordance therewith).

“Tax Returns” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes (including any schedules) or attachment thereto, and including any amendment thereof.

“Taxes” means (a) all taxes, assessments, fees and other charges of any kind whatsoever imposed by any governmental authority, including any federal, state, local or foreign income tax, surtax, remittance tax, presumptive tax, net worth tax, special contribution tax, production tax, severance tax, value added tax, withholding tax, gross receipts tax, profits tax, ad valorem tax, personal property tax, real property tax, sales tax, goods and services tax, transfer tax, use tax, excise tax, franchise tax, occupation tax, payroll tax, employment tax, unemployment tax, disability tax, alternative or add-on minimum tax and estimated tax, and (b) any interest, fine, penalty or additions to tax imposed by a Governmental Authority in connection with any item described in clause (a).

“Threshold” has the meaning set forth in Section 10.2(c)(ii)(1).

“Title Claims Date” has the meaning set forth in Section 3.1(a).

“Title Consultant” has the meaning set forth in Section 3.2(g)(iv).

“Title Credit” means any right, circumstance or condition that operates to increase Sellers’ Actual NRA in any Tract above the Stated NRA set forth on Exhibit A-Part 2 for such Tract.

“Title Credit Amount” has the meaning set forth in Section 3.2(e).

“Title Deductible” has the meaning set forth in Section 3.2(d)(ii).

“Title Defect” means any Encumbrance, defect or other matter that causes (or if not cured, could reasonably be expected to cause) Sellers not to have Defensible Title to any of the Assets; provided,  however, the following shall not be considered Title Defects:

(a)         defects arising out of lack of corporate or other entity authorization absent affirmative evidence that such corporate or other entity action was not authorized and results in another Person’s actual claim, if the matter is still being disputed, or such Person’s superior claim of title to the relevant Asset, if the dispute has been resolved;

(b)         defects that have been cured by applicable Laws of limitations or prescription;

(c)         defects arising out of lack of survey, unless a survey is expressly required by applicable Laws; and

(d)         defects arising from prior expired oil and gas leases that are not released of record.

Annex I(k)

“Title Defect Amount” has the meaning set forth in Section 3.2(c).

“Title Dispute” has the meaning set forth in Section 3.2(g)(i).

“Title Termination Event” has the meaning set forth in Section 6.3.

“Title Threshold”  has the meaning set forth in Section 3.2(d)(i).

“Tract” has the meaning set forth in Section 2.3.

“Tract Footage” means, as to any Tract, the sum of the Target Formation Footages applicable to such Tract; provided,  however, that if the instrument under which the applicable Seller or its predecessor-in-interest acquired its interest in an applicable Tract contains target formation intervals inconsistent with Exhibit E, such lengths in such instrument shall control (and the Tract Footage for such Tract shall be determined in accordance therewith).

“Transfer Taxes” means, collectively, transfer, sales, use, excise, documentary, stamp, gross receipts, goods and services, registration or other similar Taxes relating to the transactions contemplated by this Agreement.

“Wing I” has the meaning set forth in the introductory paragraph of this Agreement.

“Wing II” has the meaning set forth in the introductory paragraph of this Agreement.

Annex I(l)

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
135-0065-001	ECTOR, MIDLAND	Midland Basin	Wing Resources II, LLC	S/2	39	41 T1S	T&P	A-65	320.000	MI - NON EXEC	3.048
135-0066-001	ECTOR	Midland Basin	Wing Resources II, LLC	All	41	41 T1S	T&P	A-66	640.000	MI - NON EXEC	6.095
135-0476-001	ECTOR	Midland Basin	Wing Resources II, LLC	All	40	41 T1S	T&P	A-476	640.000	MI - NON EXEC	6.095
135-0479-001	ECTOR, MIDLAND	Midland Basin	Wing Resources II, LLC	All	46	41 T1S	T&P	A-479, A-765	640.000	MI - NON EXEC	6.095
135-0770-001	ECTOR	Midland Basin	Wing Resources II, LLC	W 3/4 of Sections 22 & 27	22, 27	41 T1S	T&P	A-770 & A-60	967.820	MI	18.435
173-0242-001	GLASSCOCK	Midland Basin	Wing Resources II, LLC	S/2	3	34 T4S		A-242	320.000	NPRI - FX	1.380
173-0243-001	GLASSCOCK	Midland Basin	Wing Resources II, LLC	SW/4, E/2 NW/4	5	34 T4S		A-243	320.000	NPRI - FX	1.380
173-0244-001	GLASSCOCK	Midland Basin	Wing Resources II, LLC	N/2	7	34 T4S		A-244	320.000	NPRI - FX	1.380
173-0245-001	GLASSCOCK	Midland Basin	Wing Resources II, LLC	All	9	34 T4S		A-245	640.000	NPRI - FX	2.760
173-0248-001	GLASSCOCK	Midland Basin	Wing Resources II, LLC	N/2, W3/4 S/2	15	34 T4S		A-248	640.000	NPRI - FX	2.760
173-0294-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	ALL	3	35 T2S		A-294	640.000	NPRI - FL	2.133
173-0348-001	GLASSCOCK	Midland Basin	Wing Resources II, LLC	W/2	25	35 T4S		A-348	320.000	NPRI - FL	2.000
173-0348-002	GLASSCOCK	Midland Basin	Wing Resources II, LLC	SE/4	25	35 T4S		A-348	160.000	NPRI - FL	1.000
173-0348-003	GLASSCOCK	Midland Basin	Wing Resources II, LLC	NE/4	25	35 T4S		A-348	160.000	NPRI - FL	1.000
173-0349-001	GLASSCOCK	Midland Basin	Wing Resources II, LLC	All	27	35 T4S		A-349	640.000	NPRI - FL	5.000
173-0355-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	E/2	39	35 T4S	T&P	A-355	320.000	NPRI - FX	10.000
173-0374-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	NE/4	29	35 T5S	T&P	A-374	160.000	MI	1.333
173-0374-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	NE/4	29	35 T5S	T&P	A-374	160.000	MI	0.889
173-0374-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	NE/4	29	35 T5S	T&P	A-374	160.000	MI	0.889
173-0374-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	NE/4	29	35 T5S	T&P	A-374	160.000	MI	0.533
173-0374-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	NE/4	29	35 T5S	T&P	A-374	160.000	MI	0.533
173-0374-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	NE/4	29	35 T5S	T&P	A-374	160.000	MI	0.356
173-0374-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	NW/4	29	35 T5S	T&P	A-374	160.000	MI	1.333
173-0374-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	NW/4	29	35 T5S	T&P	A-374	160.000	MI	0.889
173-0374-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	NW/4	29	35 T5S	T&P	A-374	160.000	MI	0.889
173-0374-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	NW/4	29	35 T5S	T&P	A-374	160.000	MI	0.533
173-0374-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	NW/4	29	35 T5S	T&P	A-374	160.000	MI	0.533
173-0374-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	NW/4	29	35 T5S	T&P	A-374	160.000	MI	0.356
173-0374-003	GLASSCOCK	Midland Basin	Wing Resources, LLC	SW/4	29	35 T5S	T&P	A-374	160.000	MI	1.333
173-0374-003	GLASSCOCK	Midland Basin	Wing Resources, LLC	SW/4	29	35 T5S	T&P	A-374	160.000	MI	0.889
173-0374-003	GLASSCOCK	Midland Basin	Wing Resources, LLC	SW/4	29	35 T5S	T&P	A-374	160.000	MI	0.889
173-0374-003	GLASSCOCK	Midland Basin	Wing Resources, LLC	SW/4	29	35 T5S	T&P	A-374	160.000	MI	0.533

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
173-0374-003	GLASSCOCK	Midland Basin	Wing Resources, LLC	SW/4	29	35 T5S	T&P	A-374	160.000	MI	0.533
173-0374-003	GLASSCOCK	Midland Basin	Wing Resources, LLC	SW/4	29	35 T5S	T&P	A-374	160.000	MI	0.356
173-0374-004	GLASSCOCK	Midland Basin	Wing Resources, LLC	SE/4	29	35 T5S	T&P	A-374	160.000	MI	1.333
173-0374-004	GLASSCOCK	Midland Basin	Wing Resources, LLC	SE/4	29	35 T5S	T&P	A-374	160.000	MI	0.889
173-0374-004	GLASSCOCK	Midland Basin	Wing Resources, LLC	SE/4	29	35 T5S	T&P	A-374	160.000	MI	0.889
173-0374-004	GLASSCOCK	Midland Basin	Wing Resources, LLC	SE/4	29	35 T5S	T&P	A-374	160.000	MI	0.533
173-0374-004	GLASSCOCK	Midland Basin	Wing Resources, LLC	SE/4	29	35 T5S	T&P	A-374	160.000	MI	0.533
173-0374-004	GLASSCOCK	Midland Basin	Wing Resources, LLC	SE/4	29	35 T5S	T&P	A-374	160.000	MI	0.356
173-0379-001	MIDLAND, GLASSCOCK	Midland Basin	Wing Resources, LLC	All	47	36 T1S	T&P	A-497 & A-379	640.000	NPRI - FL	8.000
173-0390-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	S250acs	37	36 T2S	T&P	A-390	250.000	NPRI - FL	7.813
173-0422-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	S/2	15	36 T4S	T&P	A-422	321.920	MI	26.347
173-0422-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	N/2	15	36 T4S	T&P	A-422	321.920	MI	53.653
173-0423-001	GLASSCOCK	Midland Basin	Wing Resources II, LLC	W/2	17	36 T4S	T&P	A-423	324.800	MI	2.965
173-0434-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	S/2, W/2 of the NE/4 & E/2 of the NW/4	39	36 T4S	T&P	A-434	480.000	MI	12.000
173-0434-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	W/2 of the NW/4	39	36 T4S	T&P	A-434	80.000	MI	2.000
173-0434-003	GLASSCOCK	Midland Basin	Wing Resources, LLC	E/2 of the NE/4	39	36 T4S	T&P	A-434	80.000	MI	2.000
173-0435-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	NW/4	41	36 T4S	T&P	A-435	160.000	MI	15.050
173-0436-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	N/2	43	36 T4S	T&P	A-436	320.000	MI	1.625
173-0437-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	S/2	45	36 T4S	T&P	A-437	320.000	MI	0.813
173-0438-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	Middle 1/3 of the W200acs of the N/2	47	36 T4S	T&P	A-438	66.000	ORRI	8.250
173-0438-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	South 1/3 of the W200acs of the N/2	47	36 T4S	T&P	A-438	66.000	ORRI	8.250
173-0440-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	All	3	36 T5S	T&P	A-440	640.000	NPRI - FL	6.667
173-0458-001	MIDLAND, GLASSCOCK	Midland Basin	Wing Resources, LLC	N/2	47	37 T4S	T&P	A-458	320.000	MI + ORRI	26.667
173-0458-001	MIDLAND, GLASSCOCK	Midland Basin	Wing Resources, LLC	N/2	47	37 T4S	T&P	A-458	320.000	MI	0.813
173-0458-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	S/2	47	37 T4S	T&P	A-458	320.000	MI + ORRI	26.667
173-0458-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	S/2	47	37 T4S	T&P	A-458	320.000	MI	0.813
173-0460-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	All	11	37 T5S	T&P	A-460	640.000	NPRI - FL	1.042
173-0523-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	ALL	3	35 T2S		A-523	640.800	NPRI - FL	2.136
173-0542-001	REAGAN	Midland Basin	Wing Resources, LLC	NW/4	31	35 T5S	T&P	A-643, A-542	160.000	MI	1.333
173-0542-001	REAGAN	Midland Basin	Wing Resources, LLC	NW/4	31	35 T5S	T&P	A-643, A-542	160.000	MI	0.889
173-0542-001	REAGAN	Midland Basin	Wing Resources, LLC	NW/4	31	35 T5S	T&P	A-643, A-542	160.000	MI	0.889
173-0542-001	REAGAN	Midland Basin	Wing Resources, LLC	NW/4	31	35 T5S	T&P	A-643, A-542	160.000	MI	0.533

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
173-0542-001	REAGAN	Midland Basin	Wing Resources, LLC	NW/4	31	35 T5S	T&P	A-643, A-542	160.000	MI	0.533
173-0542-001	REAGAN	Midland Basin	Wing Resources, LLC	NW/4	31	35 T5S	T&P	A-643, A-542	160.000	MI	0.356
173-0542-002	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	31	35 T5S	T&P	A-643, A-542	160.000	MI	1.333
173-0542-002	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	31	35 T5S	T&P	A-643, A-542	160.000	MI	0.889
173-0542-002	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	31	35 T5S	T&P	A-643, A-542	160.000	MI	0.889
173-0542-002	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	31	35 T5S	T&P	A-643, A-542	160.000	MI	0.533
173-0542-002	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	31	35 T5S	T&P	A-643, A-542	160.000	MI	0.533
173-0542-002	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	31	35 T5S	T&P	A-643, A-542	160.000	MI	0.356
173-0867-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	N/2	44	36 T4S	T&P	A-867	320.000	MI	2.963
173-0867-002	GLASSCOCK	Midland Basin	Wing Resources II, LLC	N/2	44	36 T4S		A-867	320.000	MI	0.839
173-0906-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	All	14	37 T5S	T&P	A-906	640.000	NPRI - FL	2.084
173-0906-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	All	14	37 T5S	T&P	A-906	640.000	NPRI - FX	1.667
173-0906-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	All	14	37 T5S	T&P	A-906	640.000	NPRI - FL	0.998
173-0917-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	All	30	35 T5S	T&P	A-917	640.000	MI	5.333
173-0917-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	All	30	35 T5S	T&P	A-917	640.000	MI	3.556
173-0917-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	All	30	35 T5S	T&P	A-917	640.000	MI	3.556
173-0917-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	All	30	35 T5S	T&P	A-917	640.000	MI	2.133
173-0917-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	All	30	35 T5S	T&P	A-917	640.000	MI	2.133
173-0917-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	All	30	35 T5S	T&P	A-917	640.000	MI	1.422
173-0925-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	NW/4	16	36 T3S	T&P	A-925	160.000	MI	20.000
173-0925-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	NE/4	16	36 T3S	T&P	A-925	160.000	MI	20.000
173-0962-001	GLASSCOCK, REAGAN	Midland Basin	Wing Resources, LLC	All	26	36 T5S	T&P	A-69, A-962	640.000	NPRI - FL	1.556
173-0968-001	MIDLAND, GLASSCOCK	Midland Basin	Wing Resources II, LLC	ALL	24	37 T4S		A-895, A-968	640.000	NPRI - FL	4.137
173-0989-001	GLASSCOCK	Midland Basin	Wing Resources II, LLC	NE/4	42	36 T3S	T&P	A-989	160.000	MI	1.460
173-0989-002	GLASSCOCK	Midland Basin	Wing Resources II, LLC	SW/4	42	36 T3S	T&P	A-989 & A-925	160.000	MI	1.460
173-0989-003	GLASSCOCK	Midland Basin	Wing Resources II, LLC	SE/4	42	36 T3S	T&P	A-989	160.000	MI	1.460
173-0998-001	GLASSCOCK	Midland Basin	Wing Resources II, LLC	NE/4	6	35 T4S	T&P RR CO/HILLGER J G	A-998	160.000	MI	13.334
173-1005-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	SW/4	4	36 T5S	T&P	A-1005	160.000	MI	0.407
173-1009-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	All	4	35 T2S	T&P	A-1009	639.400	MI	31.970
173-1010-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	E/2 of the NW/4	24	36 T2S	T&P	A-1010	80.000	ORRI	3.783
173-1010-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	W/2 of the NW/4	24	36 T2S	T&P	A-1010	80.000	ORRI	3.783
173-1022-001	GLASSCOCK	Midland Basin	Wing Resources II, LLC	N/2	24	35 T4S		A-1022	320.700	NPRI - FL	1.253

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
173-1022-002	GLASSCOCK	Midland Basin	Wing Resources II, LLC	S/2	24	35 T4S		A-1022	320.500	NPRI - FL	2.003
173-1024-001	GLASSCOCK	Midland Basin	Wing Resources II, LLC	E/2	36	35 T4S		A-1024	320.000	NPRI - FL	2.300
173-1024-002	GLASSCOCK	Midland Basin	Wing Resources II, LLC	SW/4	36	35 T4S		A-1024	160.000	NPRI - FL	0.625
173-1024-003	GLASSCOCK	Midland Basin	Wing Resources II, LLC	NW/4	36	35 T4S		A-1024	160.000	NPRI - FL	0.625
173-1032-001	GLASSCOCK	Midland Basin	Wing Resources II, LLC	W 100 ac of SW/4	34	36 T2S	T&P	A-1032	100.000	NPRI - FL	0.781
173-1034-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	All	16	36 T4S	T&P	A-1034	649.900	MI	54.158
173-1047-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	ALL, L&E 80 acre Ventex unit	2	35 T2S		A-1047	560.000	NPRI - FL	2.100
173-1047-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	W/2 of NE4	2	35 T2S		A-1047	80.000	NPRI - FL	0.250
173-1049-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	All	2	37 T5S	T&P	A-1049	640.000	NPRI - FL	2.084
173-1049-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	All	2	37 T5S	T&P	A-1049	640.000	NPRI - FX	1.667
173-1049-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	All	2	37 T5S	T&P	A-1049	640.000	NPRI - FL	0.497
173-1073-001	GLASSCOCK	Midland Basin	Wing Resources II, LLC	W/2	16	35 T5S	T&P	A-1073	320.000	MI	6.400
173-1107-001	GLASSCOCK, REAGAN	Midland Basin	Wing Resources, LLC	NW/4	24	37 T5S	T&P	A-1107 & A-762	160.000	NPRI - FL	8.148
173-1120-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	All	48	37 T4S	T&P	A-1120	640.000	MI	1.623
173-1123-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	E/2	20	35 T5S	T&P	A-1123	322.670	MI	2.689
173-1123-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	E/2	20	35 T5S	T&P	A-1123	322.670	MI	1.793
173-1123-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	E/2	20	35 T5S	T&P	A-1123	322.670	MI	1.793
173-1123-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	E/2	20	35 T5S	T&P	A-1123	322.670	MI	1.076
173-1123-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	E/2	20	35 T5S	T&P	A-1123	322.670	MI	1.076
173-1123-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	E/2	20	35 T5S	T&P	A-1123	322.670	MI	0.717
173-1123-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	NW/4	20	35 T5S	T&P	A-1123	160.000	MI	1.333
173-1123-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	NW/4	20	35 T5S	T&P	A-1123	160.000	MI	0.889
173-1123-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	NW/4	20	35 T5S	T&P	A-1123	160.000	MI	0.889
173-1123-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	NW/4	20	35 T5S	T&P	A-1123	160.000	MI	0.533
173-1123-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	NW/4	20	35 T5S	T&P	A-1123	160.000	MI	0.533
173-1123-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	NW/4	20	35 T5S	T&P	A-1123	160.000	MI	0.356
173-1123-003	GLASSCOCK	Midland Basin	Wing Resources, LLC	SW/4	20	35 T5S	T&P	A-1123	160.000	MI	1.333
173-1123-003	GLASSCOCK	Midland Basin	Wing Resources, LLC	SW/4	20	35 T5S	T&P	A-1123	160.000	MI	0.889
173-1123-003	GLASSCOCK	Midland Basin	Wing Resources, LLC	SW/4	20	35 T5S	T&P	A-1123	160.000	MI	0.889
173-1123-003	GLASSCOCK	Midland Basin	Wing Resources, LLC	SW/4	20	35 T5S	T&P	A-1123	160.000	MI	0.533
173-1123-003	GLASSCOCK	Midland Basin	Wing Resources, LLC	SW/4	20	35 T5S	T&P	A-1123	160.000	MI	0.533
173-1123-003	GLASSCOCK	Midland Basin	Wing Resources, LLC	SW/4	20	35 T5S	T&P	A-1123	160.000	MI	0.356

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
173-1130-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	NW/4	32	35 T5S	T&P	A-1130	160.000	MI	1.333
173-1130-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	NW/4	32	35 T5S	T&P	A-1130	160.000	MI	0.889
173-1130-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	NW/4	32	35 T5S	T&P	A-1130	160.000	MI	0.889
173-1130-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	NW/4	32	35 T5S	T&P	A-1130	160.000	MI	0.533
173-1130-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	NW/4	32	35 T5S	T&P	A-1130	160.000	MI	0.533
173-1130-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	NW/4	32	35 T5S	T&P	A-1130	160.000	MI	0.356
173-1130-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	NE/4	32	35 T5S	T&P	A-1130	160.000	MI	1.333
173-1130-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	NE/4	32	35 T5S	T&P	A-1130	160.000	MI	0.889
173-1130-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	NE/4	32	35 T5S	T&P	A-1130	160.000	MI	0.889
173-1130-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	NE/4	32	35 T5S	T&P	A-1130	160.000	MI	0.533
173-1130-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	NE/4	32	35 T5S	T&P	A-1130	160.000	MI	0.533
173-1130-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	NE/4	32	35 T5S	T&P	A-1130	160.000	MI	0.356
173-1173-001	GLASSCOCK	Midland Basin	Wing Resources II, LLC	W/2 S&E the N80acs out of the NW/4	18	36 T4S	T&P	A-1173	243.100	MI	2.219
173-1173-002	GLASSCOCK	Midland Basin	Wing Resources II, LLC	E/2 and N80ac of NW/4	18	36 T4S	T&P	A-1173	404.900	MI	3.696
173-1180-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	S/2 of the SE/4	3	37 T5S	T&P	A-1180 & A-546	80.000	NPRI - FL	0.626
173-1180-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	S/2 of the SE/4	3	37 T5S	T&P	A-1180 & A-546	80.000	NPRI - FL	0.625
173-1180-002	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	3	37 T5S	T&P	A-546 & A-1180	160.000	NPRI - FL	1.251
173-1180-002	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	3	37 T5S	T&P	A-546 & A-1180	160.000	NPRI - FL	1.249
173-1180-003	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 of the SE/4	3	37 T5S	T&P	A-546 & A-1180	80.000	NPRI - FL	0.625
173-1180-003	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 of the SE/4	3	37 T5S	T&P	A-546 & A-1180	80.000	NPRI - FL	0.625
173-1191-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	NW/4	4	36 T5S	T&P	A-1191	160.000	MI	0.407
173-1191-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	E/2	4	36 T5S	T&P	A-1191	320.000	MI	0.812
173-1194-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	S/2	42	36 T4S	T&P	A-1194	320.000	MI	2.963
173-1194-001	GLASSCOCK	Midland Basin	Wing Resources II, LLC	S/2	42	36 T4S	T&P	A-1194	320.000	MI	0.839
173-1228-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	N3/4 of the S/2	44	36 T4S	T&P	A-1228	240.000	MI	1.221
173-1233-001	GLASSCOCK	Midland Basin	Wing Resources II, LLC	ALL	26	36 T2S	T&PRR	A-1233, A-1033	640.000	MI	24.998
173-1238-001	MIDLAND, GLASSCOCK	Midland Basin	Wing Resources II, LLC	ALL	38	37 T4S		A-858, A-1238	640.000	NPRI - FL	4.137
173-1242-001	MIDLAND, GLASSCOCK	Midland Basin	Wing Resources II, LLC	N440acs	10	37 T5S	T&P	A-976 & A-1242	440.000	NPRI - FL	1.221
173-1242-001	MIDLAND, GLASSCOCK	Midland Basin	Wing Resources, LLC	N440acs	10	37 T5S	T&P	A-976 & A-1242	440.000	NPRI - FX	1.146
173-1242-001	MIDLAND, GLASSCOCK	Midland Basin	Wing Resources, LLC	N440acs	10	37 T5S	T&P	A-976 & A-1242	440.000	NPRI - FL	0.683
173-1242-002	MIDLAND, GLASSCOCK	Midland Basin	Wing Resources, LLC	S200acs	10	37 T5S	T&P	A-976 & A-1242	200.000	NPRI - FX	0.521
173-1242-002	MIDLAND, GLASSCOCK	Midland Basin	Wing Resources, LLC	S200acs	10	37 T5S	T&P	A-976 & A-1242	200.000	NPRI - FL	0.310

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
173-1251-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	W/2	2	36 T5S	T&P	A-1251	320.000	NPRI - FL	3.333
227-0129-001	HOWARD	Midland Basin	Wing Resources II, LLC	S/2 of SW/4	3	32 T1N	T&P	A-129	80.000	MI	40.000
227-0129-002	HOWARD	Midland Basin	Wing Resources II, LLC	N/2 SW/4	3	32 T1N	T&P	A-129	80.000	MI	32.000
227-0130-001	HOWARD	Midland Basin	Wing Resources, LLC	SE/4	5	32 T1N	T&P	A-130	160.000	NPRI - FL	16.000
227-0152-001	HOWARD	Midland Basin	Wing Resources II, LLC	S/2	1	32 T1S	T&P	A-152	320.000	NPRI - FL	8.003
227-0263-001	HOWARD	Midland Basin	Wing Resources, LLC	S/2	1	32 T2N		A-263	320.000	MI - NON EXEC	24.755
227-0270-001	HOWARD	Midland Basin	Wing Resources, LLC	N/128 of W/2	15	32 T2N		A-270	128.000	NPRI - FL	10.000
227-0280-001	HOWARD	Midland Basin	Wing Resources II, LLC	All	35	32 T2N	T&P	A-280	640.000	MI	17.778
227-0281-001	HOWARD	Midland Basin	Wing Resources, LLC	ALL	37	32 T2N		A-281	640.000	NPRI - FL	8.000
227-0298-001	HOWARD	Midland Basin	Wing Resources II, LLC	W/2	47	32 T3N	T&P	A-298	321.030	NPRI - FL	8.026
227-0303-001	HOWARD	Midland Basin	Wing Resources, LLC	E/2	3	33 T1N	T&P	A-303	320.000	MI - NON EXEC	3.000
227-0306-001	HOWARD	Midland Basin	Wing Resources, LLC	N/100 of E/2	9	33 T1N		A-306	100.000	NPRI - FL	10.000
227-0309-001	HOWARD	Midland Basin	Wing Resources, LLC	NW/4	15	33 T1N	T&P	A-309	160.000	MI	15.000
227-0309-001	HOWARD	Midland Basin	Wing Resources, LLC	NW/4	15	33 T1N	T&P	A-309	160.000	MI	15.000
227-0309-001	HOWARD	Midland Basin	Wing Resources, LLC	NW/4	15	33 T1N	T&P	A-309	160.000	MI	5.000
227-0311-001	HOWARD	Midland Basin	Wing Resources II, LLC	NE/4	19	33 T1N	T&P	A-311	160.000	MI - NON EXEC	1.314
227-0339-001	HOWARD	Midland Basin	Wing Resources, LLC	NE/4	19	34 T2N	T&P	A-399	159.800	NPRI - FL	0.786
227-0339-001	HOWARD	Midland Basin	Wing Resources, LLC	NE/4	19	34 T2N	T&P	A-399	159.800	NPRI - FL	0.786
227-0346-001	HOWARD	Midland Basin	Wing Resources II, LLC	NE/4 S&E 7.683 acre tract in Northeasternmost portion	25	33 T3N	T&P	A-346	152.000	ORRI	3.023
227-0353-001	HOWARD	Midland Basin	Wing Resources, LLC	E/2+SW/4 of 39 being 481.29acs & N/2 of 46 being 341.6acs	39, 46	33 T3N	T&P	A-353 & A-1225	822.890	MI	8.022
227-0361-001	HOWARD	Midland Basin	Wing Resources II, LLC	N/2	7	33 T1S	T&P	A-361	321.520	ORRI	10.173
227-0361-002	HOWARD	Midland Basin	Wing Resources II, LLC	S/2	7	33 T1S	T&P	A-361	321.620	ORRI	26.383
227-0381-001	HOWARD	Midland Basin	Wing Resources II, LLC	All	47	33 T1S	T&P	A-381	640.000	NPRI - FL	3.190
227-0391-001	HOWARD	Midland Basin	Wing Resources II, LLC	NE/4	21	34 T1N	T&P	A-391	159.400	MI	6.538
227-0398-001	HOWARD	Midland Basin	Wing Resources, LLC	All of the SW/4 S&E 10acs out of the SWC	13	34 T2N	T&P	A-398	150.000	MI	0.015
227-0401-001	HOWARD	Midland Basin	Wing Resources, LLC	NW/4	23	34 T2N	T&P	A-401	160.000	NPRI - FL	0.187
227-0401-001	HOWARD	Midland Basin	Wing Resources, LLC	NW/4	23	34 T2N	T&P	A-401	160.000	NPRI - FL	0.187
227-0401-002	HOWARD	Midland Basin	Wing Resources, LLC	NE/4	23	34 T2N	T&P	A-401	160.000	NPRI - FL	0.187
227-0401-002	HOWARD	Midland Basin	Wing Resources, LLC	NE/4	23	34 T2N	T&P	A-401	160.000	NPRI - FL	0.187
227-0401-003	HOWARD	Midland Basin	Wing Resources, LLC	SW/4	23	34 T2N	T&P	A-401	160.000	NPRI - FL	0.113
227-0401-003	HOWARD	Midland Basin	Wing Resources, LLC	SW/4	23	34 T2N	T&P	A-401	160.000	NPRI - FL	0.113
227-0401-004	HOWARD	Midland Basin	Wing Resources, LLC	NW/4 All of the SE/4	23	34 T2N	T&P	A-401	40.000	NPRI - FL	0.047

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
227-0401-004	HOWARD	Midland Basin	Wing Resources, LLC	NW/4 All of the SE/4	23	34 T2N	T&P	A-401	40.000	NPRI - FL	0.047
227-0401-005	HOWARD	Midland Basin	Wing Resources, LLC	NE/4 All of the SE/4	23	34 T2N	T&P	A-401	40.000	NPRI - FL	0.047
227-0401-005	HOWARD	Midland Basin	Wing Resources, LLC	NE/4 All of the SE/4	23	34 T2N	T&P	A-401	40.000	NPRI - FL	0.047
227-0401-006	HOWARD	Midland Basin	Wing Resources, LLC	SW/4 All of the SE/4	23	34 T2N	T&P	A-401	40.000	NPRI - FL	0.047
227-0401-006	HOWARD	Midland Basin	Wing Resources, LLC	SW/4 All of the SE/4	23	34 T2N	T&P	A-401	40.000	NPRI - FL	0.047
227-0401-007	HOWARD	Midland Basin	Wing Resources, LLC	SE/4 All of the SE/4	23	34 T2N	T&P	A-401	40.000	NPRI - FL	0.047
227-0401-007	HOWARD	Midland Basin	Wing Resources, LLC	SE/4 All of the SE/4	23	34 T2N	T&P	A-401	40.000	NPRI - FL	0.047
227-0405-001	HOWARD	Midland Basin	Wing Resources II, LLC	W/2	3	34 T1S	T&P	A-405	320.000	MI	4.141
227-0418-001	HOWARD	Midland Basin	Wing Resources, LLC	205.27 ac. of E/2 31, E2 of 42	31 & 42	34 T1S	T&P	A-418 & A-1422	520.000	MI - NON EXEC	12.293
227-0418-001	HOWARD	Midland Basin	Wing Resources, LLC	205.27 ac. of E/2 31, E2 of 42	31 & 42	34 T1S	T&P	A-418 & A-1422	520.000	MI - NON EXEC	12.293
227-0418-002	HOWARD	Midland Basin	Wing Resources, LLC	E/2 of the NW/4	31	34 T1S	T&P	A-418	80.400	ORRI	3.473
227-0418-003	HOWARD	Midland Basin	Wing Resources, LLC	SW/4	31	34 T1S	T&P	A-418	160.800	ORRI	6.947
227-0418-004	HOWARD	Midland Basin	Wing Resources, LLC	W/2 of the NW/4	31	34 T1S	T&P	A-418	80.400	ORRI	3.473
227-0418-005	HOWARD	Midland Basin	Wing Resources, LLC	109.722 ac of NE4 (Part of 152.372 ac. tract not pooled in Fryar Donelson A)	31	34 T1S	T&P	A-418	109.720	MI - NON EXEC	25.236
227-0418-005	HOWARD	Midland Basin	Wing Resources, LLC	109.722 ac of NE4 (Part of 152.372 ac. tract not pooled in Fryar Donelson A)	31	34 T1S	T&P	A-418	109.720	MI - NON EXEC	25.236
227-0424-001	HOWARD	Midland Basin	Wing Resources II, LLC	316.3acs out of the N/2	43	34 T1S	T&P	A-424	316.300	ORRI	37.956
227-0424-001	HOWARD	Midland Basin	Wing Resources II, LLC	316.3acs out of the N/2	43	34 T1S	T&P	A-424	316.300	ORRI	37.956
227-0425-001	HOWARD	Midland Basin	Wing Resources, LLC	N/2 of NW/4	45	34 T1S	T&P	A-425	80.200	ORRI	3.465
227-0518-001	HOWARD	Midland Basin	Wing Resources II, LLC	SE/4	1	35 T1S	T&P	A-518	160.000	MI	4.000
227-0542-001	HOWARD	Midland Basin	Wing Resources, LLC	N/2 of the NE/4	37	35 T1S	T&P	A-542	80.000	MI	70.400
227-0542-001	HOWARD	Midland Basin	Wing Resources, LLC	N/2 of the NE/4	37	35 T1S	T&P	A-542	80.000	ORRI	1.728
227-0542-002	HOWARD	Midland Basin	Wing Resources, LLC	N/2 of the NW/4	37	35 T1S	T&P	A-542	80.000	ORRI	0.864
227-0542-003	HOWARD	Midland Basin	Wing Resources, LLC	W/2 of the SW/4	37	35 T1S	T&P	A-542	80.333	ORRI	3.470
227-0542-004	HOWARD	Midland Basin	Wing Resources, LLC	SE/4	37	35 T1S	T&P	A-542	160.667	ORRI	6.941
227-0564-001	HOWARD	Midland Basin	Wing Resources, LLC	NW/4	15	A	B & C	A-564	160.000	ORRI	20.000
227-0564-001	HOWARD	Midland Basin	Wing Resources, LLC	NW/4	15	A	B & C	A-564	160.000	ORRI	13.508
227-0564-001	HOWARD	Midland Basin	Wing Resources, LLC	NW/4	15	A	B & C	A-564	160.000	ORRI	13.333
227-0564-001	HOWARD	Midland Basin	Wing Resources, LLC	NW/4	15	A	B & C	A-564	160.000	ORRI	13.333
227-0579-001	HOWARD	Midland Basin	Wing Resources II, LLC	NW/4	30	A	Bauer & Cockrell	A-579	160.000	ORRI	40.000
227-0592-001	HOWARD	Midland Basin	Wing Resources II, LLC	E65acs of the E105acs of the S/2	48	A	Bauer & Cockrell	A-592	65.000	MI	1.238
227-0593-001	HOWARD	Midland Basin	Wing Resources II, LLC	SE/4 & S40acs of the NE/4	49	A	Bauer & Cockrell	A-593	200.000	MI	7.501

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
227-1059-001	HOWARD	Midland Basin	Wing Resources II, LLC	All	38	32 T2N	T&P	A-1059	640.000	MI	17.778
227-1072-001	HOWARD	Midland Basin	Wing Resources, LLC	E/2 & E/2 of the W/2	4	33 T1N	T&P	A-1072, A-1568, & A-1575	487.280	MI - NON EXEC	7.219
227-1072-001	HOWARD	Midland Basin	Wing Resources, LLC	E/2 & E/2 of the W/2	4	33 T1N	T&P	A-1072, A-1568, & A-1575	487.280	MI - NON EXEC	7.219
227-1118-001	HOWARD	Midland Basin	Wing Resources II, LLC	SW/4	46	32 T2N		A-1118	160.000	NPRI - FL	32.000
227-1118-002	HOWARD	Midland Basin	Wing Resources II, LLC	NW/4	46	32 T2N		A-1118	160.000	NPRI - FL	16.000
227-1121-001	HOWARD	Midland Basin	Wing Resources II, LLC	N/208 acres of E/2	20	33 T1N	T&P	A-1121	208.000	MI	4.470
227-1144-001	HOWARD	Midland Basin	Wing Resources II, LLC	E40acs of 34 South of FM 33, All of 38 S&E N/2 of the NE/4, NE/4 of the NW/4, 10acs Tract out of the S/2 of the SE/4, & E40acs of 39	34, 38, & 39	33 T1S	T&P	A-1720, A-1143, A-1144, & A-377	560.000	NPRI - FL	2.791
227-1207-001	HOWARD	Midland Basin	Wing Resources, LLC	SE/4	2	33 T1N	T&P	A-1207	160.000	MI - NON EXEC	1.333
227-1207-002	HOWARD	Midland Basin	Wing Resources, LLC	SW/4	2	33 T1N	T&P	A-1207	160.000	MI - NON EXEC	1.333
227-1231-001	HOWARD	Midland Basin	Wing Resources II, LLC	S/2 & NE/4 of Section 30, N/2 of Section 31	30, 31	32 T3N	T&P	A-1231 & A-290	558.240	MI	0.301
227-1239-001	HOWARD	Midland Basin	Wing Resources II, LLC	SE/4	48	35 T1N		A-1239	160.000	NPRI - FL	3.328
227-1239-001	HOWARD	Midland Basin	Wing Resources II, LLC	SE/4	48	35 T1N		A-1239	160.000	NPRI - FL	3.328
227-1244-001	HOWARD	Midland Basin	Wing Resources, LLC	W/2	38	33 T2N	T&P	A-1244	320.000	NPRI - FL	28.148
227-1247-001	HOWARD	Midland Basin	Wing Resources II, LLC	S/2	18	33 T3N	T&P	A-1247	320.000	NPRI - FL	12.856
227-1247-002	HOWARD	Midland Basin	Wing Resources II, LLC	NE/4 (Portions lying in Borden County)	18	33 T3N	T&P	A-1057 & A-1247	160.000	MI	41.971
227-1256-001	HOWARD	Midland Basin	Wing Resources, LLC	E/2	32	34 T1S	T&P	A-1256	321.300	NPRI - FL	6.825
227-1257-001	HOWARD	Midland Basin	Wing Resources, LLC	SW/4 & S/2 of the SE/4	36	35 T1S	T&P	A-1257	242.250	ORRI	17.442
227-1258-001	HOWARD	Midland Basin	Wing Resources, LLC	W/2	44	34 T1S	T&P	A-1258	321.100	ORRI	13.872
227-1258-002	HOWARD	Midland Basin	Wing Resources, LLC	N/2 of SE/4	44	34 T1S	T&P	A-1258	80.275	ORRI	3.468
227-1259-001	HOWARD	Midland Basin	Wing Resources, LLC	S/2	30	34 T1S	T&P	A-1259	321.400	ORRI	13.884
227-1259-002	HOWARD	Midland Basin	Wing Resources, LLC	N/2	30	34 T1S	T&P	A-1259	321.700	ORRI	23.162
227-1294-001	HOWARD	Midland Basin	Wing Resources, LLC	S/2 of SE/4	44	32 T2N	T&P	A-1556 & A-1524	80.000	NPRI - FL	4.633
227-1328-001	HOWARD	Midland Basin	Wing Resources, LLC	ALL	30	31 T2N		A-1328	592.700	MI - NON EXEC	5.927
227-1335-001	HOWARD	Midland Basin	Wing Resources, LLC	N60 Acs of the SW/4	18	34 T2N	T&P	A-1335	60.000	NPRI - FL	2.000
227-1335-001	HOWARD	Midland Basin	Wing Resources, LLC	N60 Acs of the SW/4	18	34 T2N	T&P	A-1335	60.000	NPRI - FL	2.000
227-1335-001	HOWARD	Midland Basin	Wing Resources, LLC	N60 Acs of the SW/4	18	34 T2N	T&P	A-1335	60.000	NPRI - FL	2.000
227-1335-001	HOWARD	Midland Basin	Wing Resources, LLC	N60 Acs of the SW/4	18	34 T2N	T&P	A-1335	60.000	NPRI - FL	2.000
227-1335-001	HOWARD	Midland Basin	Wing Resources, LLC	N60 Acs of the SW/4	18	34 T2N	T&P	A-1335	60.000	NPRI - FL	2.000
227-1335-002	HOWARD	Midland Basin	Wing Resources, LLC	N60 Acs of the SE/4	18	34 T2N	T&P	A-1335	60.000	NPRI - FL	1.600
227-1335-002	HOWARD	Midland Basin	Wing Resources, LLC	N60 Acs of the SE/4	18	34 T2N	T&P	A-1335	60.000	NPRI - FL	1.600

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
227-1335-002	HOWARD	Midland Basin	Wing Resources, LLC	N60 Acs of the SE/4	18	34 T2N	T&P	A-1335	60.000	NPRI - FL	1.600
227-1335-002	HOWARD	Midland Basin	Wing Resources, LLC	N60 Acs of the SE/4	18	34 T2N	T&P	A-1335	60.000	NPRI - FL	1.600
227-1335-002	HOWARD	Midland Basin	Wing Resources, LLC	N60 Acs of the SE/4	18	34 T2N	T&P	A-1335	60.000	NPRI - FL	1.200
227-1336-001	HOWARD	Midland Basin	Wing Resources, LLC	NE/4	14	34 T2N	T&P	A-1336	160.000	NPRI - FL	2.560
227-1336-001	HOWARD	Midland Basin	Wing Resources, LLC	NE/4	14	34 T2N	T&P	A-1336	160.000	MI	2.438
227-1336-002	HOWARD	Midland Basin	Wing Resources, LLC	SE/4	14	34 T2N	T&P	A-1136	159.800	NPRI - FL	2.435
227-1336-002	HOWARD	Midland Basin	Wing Resources, LLC	SE/4	14	34 T2N	T&P	A-1136	159.800	MI	2.435
227-1402-001	HOWARD	Midland Basin	Wing Resources II, LLC	S/2	4	34 T1S	T&P	A-1402, A-1707	323.000	MI	4.179
227-1422-001	HOWARD	Midland Basin	Wing Resources, LLC	N/2 of the W/2 of the W/2	42	34 T1S	T&P	A-1422	80.200	MI - NON EXEC	8.020
227-1422-001	HOWARD	Midland Basin	Wing Resources, LLC	N/2 of the W/2 of the W/2	42	34 T1S	T&P	A-1422	80.200	MI - NON EXEC	8.020
227-1494-001	HOWARD	Midland Basin	Wing Resources, LLC	SW/4 and W/2 of SE/4	42	33 T1S		A-0	240.000	NPRI - FL	37.796
227-1542-001	HOWARD	Midland Basin	Wing Resources, LLC	ALL	26	31 T2N		A-1061	643.000	MI	8.038
227-1690-001	HOWARD	Midland Basin	Wing Resources, LLC	N/2	36	35 T1S	T&P	A-1690	322.300	ORRI	12.232
227-1745-001	HOWARD	Midland Basin	Wing Resources, LLC	SW/4	34	32 T1N		A-1745	160.000	MI	10.476
317-0028-001	MARTIN	Midland Basin	Wing Resources II, LLC	All	31	34 T3N	T&P	A-28	161.400	MI	2.825
317-0028-002	MARTIN	Midland Basin	Wing Resources II, LLC	N2, SW4	31	34 T3N	T&P	A-28	480.000	MI	4.773
317-0034-001	MARTIN	Midland Basin	Wing Resources II, LLC	E2 of the NW4	43	34 T3N	T&P	A-34	80.000	MI	0.189
317-0034-002	MARTIN	Midland Basin	Wing Resources II, LLC	NE4, SE4 LE 5 Ac (155) + 2 Ac out of SE4	43	34 T3N	T&P	A-34	317.000	MI	0.750
317-0052-001	MARTIN	Midland Basin	Wing Resources, LLC	S/2 of the NW/4	23	35 T1N	T&P	A-52	80.000	MI	10.000
317-0076-001	MARTIN	Midland Basin	Wing Resources, LLC	S/2	23	35 T2N	T&P	A-76	320.900	MI	10.028
317-0076-001	MARTIN	Midland Basin	Wing Resources, LLC	S/2	23	35 T2N	T&P	A-76	320.900	MI	10.028
317-0080-001	MARTIN	Midland Basin	Wing Resources II, LLC	E/2	31	35 T2N	T&P	A-80	320.000	MI	48.000
317-0081-001	MARTIN	Midland Basin	Wing Resources, LLC	S/2	33	35 T2N	T&P	A-81	321.500	MI	3.349
317-0107-001	MARTIN	Midland Basin	Wing Resources, LLC	NE/4	3	35 T1S	T&P	A-107	160.000	MI	1.428
317-0107-002	MARTIN	Midland Basin	Wing Resources, LLC	NW/4	3	35 T1S	T&P	A-107	160.000	MI	1.429
317-0107-003	MARTIN	Midland Basin	Wing Resources, LLC	SW/4	3	35 T1S	T&P	A-107	160.000	MI	0.893
317-0129-001	MARTIN	Midland Basin	Wing Resources II, LLC	S/2 S/2	5	36 T1N		A-129	126.000	ORRI	27.562
317-0130-003	MARTIN	Midland Basin	Wing Resources II, LLC	NE/4	7	36 T1N		A-130	160.000	ORRI	2.000
317-0131-001	MARTIN	Midland Basin	Wing Resources, LLC	S/2	9	36 T1N	T&P	A-131	321.200	MI	35.689
317-0131-001	MARTIN	Midland Basin	Wing Resources, LLC	S/2	9	36 T1N	T&P	A-131	321.200	MI	35.689
317-0131-001	MARTIN	Midland Basin	Wing Resources II, LLC	S/2	9	36 T1N	T&P	A-131	321.200	MI	26.768
317-0131-001	MARTIN	Midland Basin	Wing Resources, LLC	S/2	9	36 T1N	T&P	A-131	321.200	MI	8.922

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
317-0131-001	MARTIN	Midland Basin	Wing Resources, LLC	S/2	9	36 T1N	T&P	A-131	321.200	MI	8.922
317-0131-001	MARTIN	Midland Basin	Wing Resources, LLC	S/2	9	36 T1N	T&P	A-131	321.200	MI	8.922
317-0132-001	MARTIN	Midland Basin	Wing Resources, LLC	N/2	11	36 T1N	T&P	A-132	320.140	NPRI - FL	0.606
317-0134-001	MARTIN	Midland Basin	Wing Resources, LLC	S/2	15	36 T1N	T&P	A-134	320.000	NPRI - FL	7.667
317-0147-001	MARTIN	Midland Basin	Wing Resources, LLC	NW/4	41	36 T1N	T&P	A-147	160.000	MI	2.250
317-0147-002	MARTIN	Midland Basin	Wing Resources, LLC	SW/4	41	36 T1N	T&P	A-147	160.000	MI	14.325
317-0147-002	MARTIN	Midland Basin	Wing Resources, LLC	SW/4	41	36 T1N	T&P	A-147	160.000	MI	3.830
317-0147-002	MARTIN	Midland Basin	Wing Resources, LLC	SW/4	41	36 T1N	T&P	A-147	160.000	MI	3.830
317-0148-001	MARTIN	Midland Basin	Wing Resources, LLC	NE/4	43	36 T1N	T&P	A-148	160.520	MI	3.567
317-0148-002	MARTIN	Midland Basin	Wing Resources, LLC	SW/4	43	36 T1N	T&P	A-148	160.460	NPRI - FL	3.343
317-0149-001	MARTIN	Midland Basin	Wing Resources, LLC	NW/4	45	36 T1N	T&P	A-149	158.750	MI	4.961
317-0151-001	MARTIN	Midland Basin	Wing Resources II, LLC	All	1	36 T2N	T&P	A-151	480.000	NPRI - FL	5.626
317-0151-001	MARTIN	Midland Basin	Wing Resources, LLC	All	1	36 T2N	T&P	A-151	480.000	NPRI - FX	0.750
317-0151-002	MARTIN	Midland Basin	Wing Resources II, LLC	All	1	36 T2N	T&P	A-151	160.000	NPRI - FL	1.875
317-0156-001	MARTIN	Midland Basin	Wing Resources, LLC	E/2 & NW/4	11	36 T2N	T&P	A-156	482.250	MI	65.305
317-0156-001	MARTIN	Midland Basin	Wing Resources, LLC	E/2 & NW/4	11	36 T2N	T&P	A-156	482.250	NPRI - FX	2.261
317-0156-001	MARTIN	Midland Basin	Wing Resources II, LLC	E/2 & NW/4	11	36 T2N	T&P	A-156	482.250	NPRI - FL	1.883
317-0156-002	MARTIN	Midland Basin	Wing Resources, LLC	SW/4	11	36 T2N	T&P	A-156	160.750	MI	26.791
317-0156-002	MARTIN	Midland Basin	Wing Resources II, LLC	SW/4	11	36 T2N	T&P	A-156	160.750	NPRI - FL	0.628
317-0159-001	MARTIN	Midland Basin	Wing Resources II, LLC	SW/4	17	36 T2N	T&P	A-159	162.900	MI	21.410
317-0162-001	MARTIN	Midland Basin	Wing Resources, LLC	E/2	23	36 T2N	T&P	A-162	320.000	NPRI - FL	6.445
317-0165-001	MARTIN	Midland Basin	Wing Resources II, LLC	NE/4	29	36 T2N	T&P	A-165	160.000	MI	13.338
317-0168-001	MARTIN	Midland Basin	Wing Resources, LLC	NE/4	35	36 T2N	T&P	A-168	160.000	MI	14.435
317-0168-002	MARTIN	Midland Basin	Wing Resources, LLC	SE/4	35	36 T2N	T&P	A-168	160.000	MI	9.435
317-0170-001	MARTIN	Midland Basin	Wing Resources, LLC	E/2 of the SE/4	39	36 T2N	T&P	A-170	80.000	MI	8.000
317-0170-001	MARTIN	Midland Basin	Wing Resources, LLC	E/2 of the SE/4	39	36 T2N	T&P	A-170	80.000	MI	8.000
317-0170-002	MARTIN	Midland Basin	Wing Resources, LLC	NE4 S of ROW	39	36 T2N	T&P	A-170	41.100	MI	4.490
317-0170-002	MARTIN	Midland Basin	Wing Resources, LLC	NE4 S of ROW	39	36 T2N	T&P	A-170	41.100	MI	4.490
317-0170-003	MARTIN	Midland Basin	Wing Resources, LLC	NW/4 of the SE/4	39	36 T2N	T&P	A-170	40.000	MI	4.000
317-0170-003	MARTIN	Midland Basin	Wing Resources, LLC	NW/4 of the SE/4	39	36 T2N	T&P	A-170	40.000	MI	4.000
317-0170-004	MARTIN	Midland Basin	Wing Resources, LLC	SW/4 of the SE/4	39	36 T2N	T&P	A-170	40.000	MI	4.000
317-0170-004	MARTIN	Midland Basin	Wing Resources, LLC	SW/4 of the SE/4	39	36 T2N	T&P	A-170	40.000	MI	4.000

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
317-0182-001	MARTIN	Midland Basin	Wing Resources, LLC	SW/4	15	36 T3N	T&P	A-182	160.000	NPRI - FL	5.000
317-0184-001	MARTIN	Midland Basin	Wing Resources, LLC	E/2 & NW/4	19	36 T3N	T&P	A-184	480.000	MI	3.250
317-0184-002	MARTIN	Midland Basin	Wing Resources, LLC	SW/4	19	36 T3N	T&P	A-184	160.800	MI	1.089
317-0187-001	MARTIN	Midland Basin	Wing Resources, LLC	S/2	25	36 T3N	T&P	A-187	320.000	MI	0.064
317-0188-001	MARTIN	Midland Basin	Wing Resources, LLC	NW/4	27	36 T3N	T&P	A-188	160.000	MI	40.000
317-0189-001	MARTIN	Midland Basin	Wing Resources, LLC	ALL	29	36 T3N	T&P	A-189	639.900	MI	86.653
317-0189-001	MARTIN	Midland Basin	Wing Resources II, LLC	ALL	29	36 T3N	T&P	A-189	639.900	NPRI - FL	7.500
317-0189-001	MARTIN	Midland Basin	Wing Resources, LLC	ALL	29	36 T3N	T&P	A-189	639.900	NPRI - FX	1.000
317-0198-001	MARTIN	Midland Basin	Wing Resources, LLC	S/2	7	36 T1S	T&P	A-198	315.000	MI	2.461
317-0198-002	MARTIN	Midland Basin	Wing Resources, LLC	NE/4	7	36 T1S	T&P	A-198	160.000	MI	4.800
317-0198-002	MARTIN	Midland Basin	Wing Resources II, LLC	NE/4	7	36 T1S	T&P	A-198	160.000	MI	22.857
317-0198-003	MARTIN	Midland Basin	Wing Resources, LLC	NW/4	7	36 T1S	T&P	A-198	160.000	MI	4.800
317-0198-003	MARTIN	Midland Basin	Wing Resources II, LLC	NW/4	7	36 T1S	T&P	A-198	160.000	MI	22.857
317-0199-001	MARTIN	Midland Basin	Wing Resources, LLC	SW/4	9	36 T1S	T&P	A-199	160.410	NPRI - FL	8.021
317-0201-001	MARTIN	Midland Basin	Wing Resources, LLC	NW/4	13	36 T1S	T&P	A-201	160.000	NPRI - FL	2.500
317-0206-001	MARTIN	Midland Basin	Wing Resources, LLC	City Lots out of the NE/4	23	36 T1S	T&P	A-206	151.000	MI	0.002
317-0206-001	MARTIN	Midland Basin	Wing Resources, LLC	City Lots out of the NE/4	23	36 T1S	T&P	A-206	151.000	MI	0.002
317-0209-001	MARTIN	Midland Basin	Wing Resources, LLC	SE/4	29	36 T1S	T&P	A-209	160.000	NPRI - FL	2.667
317-0209-003	MIDLAND	Midland Basin	Wing Resources, LLC	N-3/4 of the NW/4	29	36 T1S	T&P	A-209	122.920	ORRI	20.490
317-0221-001	MARTIN	Midland Basin	Wing Resources II, LLC	All	19	37 T1N		A-221	640.000	ORRI	80.000
317-0245-001	MARTIN	Midland Basin	Wing Resources, LLC	SE/4 S&E the NW Part	19	37 T2N	T&P	A-245	141.630	MI	18.884
317-0258-001	MARTIN	Midland Basin	Wing Resources, LLC	E/2	5	37 T1S	T&P	A-258	321.000	ORRI	6.688
317-0262-001	MARTIN	Midland Basin	Wing Resources II, LLC	S/2 of the SW/4	13	37 T1S	T&P	A-262	80.000	MI	17.143
317-0262-002	MARTIN	Midland Basin	Wing Resources II, LLC	N/2 of the SW/4	13	37 T1S	T&P	A-262	80.000	MI	17.142
317-0267-001	MARTIN	Midland Basin	Wing Resources, LLC	E112.5acs of the N/2	23	37 T1S	T&P	A-267	112.500	MI	21.875
317-0267-002	MARTIN	Midland Basin	Wing Resources, LLC	E35.05 of the N200ac of W440ac	23	37 T1S	T&P	A-267	35.050	MI	8.763
317-0267-003	MARTIN	Midland Basin	Wing Resources, LLC	W164.95AC of the N200ac of W440ac	23	37 T1S	T&P	A-267	164.950	MI	27.492
317-0280-001	MARTIN	Midland Basin	Wing Resources, LLC	W/2 of the NW/4	23	38 T1N	T&P	A-280	80.000	NPRI - FL	0.438
317-0280-001	MARTIN	Midland Basin	Wing Resources, LLC	W/2 of the NW/4	23	38 T1N	T&P	A-280	80.000	NPRI - FL	0.188
317-0280-001	MARTIN	Midland Basin	Wing Resources, LLC	W/2 of the NW/4	23	38 T1N	T&P	A-280	80.000	NPRI - FL	0.078
317-0280-002	MARTIN	Midland Basin	Wing Resources, LLC	NE/4 & E/2 of the NW/4	23	38 T1N	T&P	A-280	240.000	NPRI - FL	1.313
317-0280-002	MARTIN	Midland Basin	Wing Resources, LLC	NE/4 & E/2 of the NW/4	23	38 T1N	T&P	A-280	240.000	NPRI - FL	0.563

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
317-0280-002	MARTIN	Midland Basin	Wing Resources, LLC	NE/4 & E/2 of the NW/4	23	38 T1N	T&P	A-280	240.000	NPRI - FL	0.234
317-0280-003	MARTIN	Midland Basin	Wing Resources, LLC	W/2 of the SW/4	23	38 T1N	T&P	A-280	80.628	NPRI - FL	0.441
317-0280-003	MARTIN	Midland Basin	Wing Resources, LLC	W/2 of the SW/4	23	38 T1N	T&P	A-280	80.628	NPRI - FL	0.104
317-0280-004	MARTIN	Midland Basin	Wing Resources, LLC	E/2 of the SW/4	23	38 T1N	T&P	A-280	80.000	NPRI - FL	0.438
317-0280-004	MARTIN	Midland Basin	Wing Resources, LLC	E/2 of the SW/4	23	38 T1N	T&P	A-280	80.000	NPRI - FL	0.188
317-0280-004	MARTIN	Midland Basin	Wing Resources, LLC	E/2 of the SW/4	23	38 T1N	T&P	A-280	80.000	NPRI - FL	0.078
317-0280-005	MARTIN	Midland Basin	Wing Resources, LLC	SE/4	23	38 T1N	T&P	A-280	161.255	NPRI - FL	0.882
317-0280-005	MARTIN	Midland Basin	Wing Resources, LLC	SE/4	23	38 T1N	T&P	A-280	161.255	NPRI - FL	0.209
317-0283-001	MARTIN	Midland Basin	Wing Resources, LLC	N/2	29	38 T1N	T&P	A-283	320.000	NPRI - FL	7.500
317-0283-001	MARTIN	Midland Basin	Wing Resources, LLC	N/2	29	38 T1N	T&P	A-283	320.000	NPRI - FL	1.750
317-0283-002	MARTIN	Midland Basin	Wing Resources, LLC	S/2	29	38 T1N	T&P	A-283	320.000	NPRI - FL	7.500
317-0283-002	MARTIN	Midland Basin	Wing Resources, LLC	S/2	29	38 T1N	T&P	A-283	320.000	NPRI - FL	1.750
317-0283-002	MARTIN	Midland Basin	Wing Resources II, LLC	S/2	29	38 T1N	T&P	A-283	320.000	NPRI - FL	1.286
317-0283-002	MARTIN	Midland Basin	Wing Resources, LLC	S/2	29	38 T1N	T&P	A-283	320.000	NPRI - FL	0.750
317-0283-002	MARTIN	Midland Basin	Wing Resources, LLC	S/2	29	38 T1N	T&P	A-283	320.000	NPRI - FL	0.312
317-0443-001	MARTIN	Midland Basin	Wing Resources, LLC	NE/4	24	36 T1S	T&P	A-443	98.500	MI	3.078
317-0446-001	MARTIN	Midland Basin	Wing Resources, LLC	SW/4 S&E portion in the Lindsey Unit	14	36 T1S	T&P	A-446	116.652	MI	3.033
317-0446-001	MARTIN	Midland Basin	Wing Resources, LLC	SW/4 S&E portion in the Lindsey Unit	14	36 T1S	T&P	A-446	116.652	NPRI - FL	0.775
317-0446-002	MARTIN	Midland Basin	Wing Resources II, LLC	Remainder of 157 Acre Lindsey Unit as mapped in plat.	14	36 T1S	T&P	A-446	114.017	MI	0.202
317-0446-002	MARTIN	Midland Basin	Wing Resources, LLC	Remainder of 157 Acre Lindsey Unit as mapped in plat.	14	36 T1S	T&P	A-446	114.017	MI	0.080
317-0446-003	MARTIN	Midland Basin	Wing Resources, LLC	N65.88acs of the NW/4 & NW14.12acs of the the NE/4	14	36 T1S	T&P	A-446	65.000	MI	6.500
317-0446-004	MARTIN	Midland Basin	Wing Resources, LLC	SW4 overlap with Lindey Unit	14	36 T1S	T&P	A-446	42.984	MI	1.118
317-0446-004	MARTIN	Midland Basin	Wing Resources, LLC	SW4 overlap with Lindey Unit	14	36 T1S	T&P	A-446	42.984	NPRI - FL	0.285
317-0446-004	MARTIN	Midland Basin	Wing Resources II, LLC	SW4 overlap with Lindey Unit	14	36 T1S	T&P	A-446	42.984	MI	0.076
317-0446-004	MARTIN	Midland Basin	Wing Resources, LLC	SW4 overlap with Lindey Unit	14	36 T1S	T&P	A-446	42.984	MI	0.030
317-0447-001	MARTIN	Midland Basin	Wing Resources, LLC	N/2	10	36 T1S	T&P	A-447	320.000	NPRI - FL	5.000
317-0447-002	MARTIN	Midland Basin	Wing Resources, LLC	SE/4	10	36 T1S	T&P	A-447	160.030	NPRI - FL	3.751
317-0447-003	MARTIN	Midland Basin	Wing Resources, LLC	SW/4	10	36 T1S	T&P	A-447	160.030	NPRI - FL	3.334
317-0454-001	MARTIN	Midland Basin	Wing Resources, LLC	S/2 of the SW/4	26	36 T1S	T&P	A-454	80.000	ORRI	13.333
317-0454-002	MARTIN	Midland Basin	Wing Resources, LLC	NE/4 S&E a 5acs Tract for Evergreen Cemetery Association	26	36 T1S	T&P	A-454	155.300	MI	38.825

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
317-0454-002	MARTIN	Midland Basin	Wing Resources, LLC	NE/4 S&E a 5acs Tract for Evergreen Cemetery Association	26	36 T1S	T&P	A-454	155.300	MI	38.825
317-0454-002	MARTIN	Midland Basin	Wing Resources II, LLC	NE/4 S&E a 5acs Tract for Evergreen Cemetery Association	26	36 T1S	T&P	A-454	155.300	MI	4.315
317-0454-002	MARTIN	Midland Basin	Wing Resources II, LLC	NE/4 S&E a 5acs Tract for Evergreen Cemetery Association	26	36 T1S	T&P	A-454	155.300	MI - NON EXEC	2.876
317-0458-001	MARTIN	Midland Basin	Wing Resources II, LLC	E/2 of the NW/4	4	36 T1S	T&P	A-458	80.000	MI	5.818
317-0458-001	MARTIN	Midland Basin	Wing Resources II, LLC	E/2 of the NW/4	4	36 T1S	T&P	A-458	80.000	NPRI - FL	3.879
317-0458-002	MARTIN	Midland Basin	Wing Resources II, LLC	E100acs of the SE/4	4	36 T1S	T&P	A-458	100.000	MI	7.272
317-0544-001	MARTIN	Midland Basin	Wing Resources, LLC	NW/4	37	35 T1N	T&P	A-544	160.000	NPRI - FL	3.333
317-0544-001	MARTIN	Midland Basin	Wing Resources, LLC	NW/4	37	35 T1N	T&P	A-544	160.000	NPRI - FL	3.333
317-0544-001	MARTIN	Midland Basin	Wing Resources II, LLC	NW/4	37	35 T1N	T&P	A-544	160.000	NPRI - FL	1.667
317-0544-001	MARTIN	Midland Basin	Wing Resources II, LLC	NW/4	37	35 T1N	T&P	A-544	160.000	NPRI - FL	1.667
317-0544-001	MARTIN	Midland Basin	Wing Resources II, LLC	NW/4	37	35 T1N	T&P	A-544	160.000	NPRI - FL	1.667
317-0544-001	MARTIN	Midland Basin	Wing Resources, LLC	NW/4	37	35 T1N	T&P	A-544	160.000	NPRI - FL	1.667
317-0546-001	HOWARD	Midland Basin	Wing Resources II, LLC	N/2 of the SE/4	11	35 T1S	T&P	A-546 & A-549	80.000	MI	19.220
317-0546-002	HOWARD	Midland Basin	Wing Resources II, LLC	S/2 of the SE/4	11	35 T1S	T&P	A-546 & A-549	80.000	MI	19.220
317-0554-001	MARTIN	Midland Basin	Wing Resources, LLC	S150acs of the SW/4	2	36 T1S	T&P	A-554	150.000	MI	8.333
317-0594-001	MARTIN	Midland Basin	Wing Resources II, LLC	Lots, 11, 30, 118, 119	255			A-594	403.500	MI	5.044
317-0594-002	MARTIN	Midland Basin	Wing Resources II, LLC	E/2 Lotr 28, W/2 Lot 12, W/2 Lot 29	255			A-594	240.000	MI	3.375
317-0594-003	MARTIN	Midland Basin	Wing Resources II, LLC	Lot 46	255			A-594	160.000	MI	2.250
317-0594-004	MARTIN	Midland Basin	Wing Resources II, LLC	Lots 10, 139	255			A-594	201.750	MI	3.152
317-0594-005	MARTIN	Midland Basin	Wing Resources II, LLC	Lot 14	255			A-594	160.000	MI	2.500
317-0594-006	MARTIN	Midland Basin	Wing Resources II, LLC	W/2 Lot 9, ALL Lot 121	255			A-594	120.000	MI	1.500
317-0594-007	MARTIN	Midland Basin	Wing Resources II, LLC	Lots 31,32,33, E2 of 34, E2 of 47, 48, W2 of 49, 50, 53, E2 of 54, 67, 68, W2 of 69, W2 of 72, 73, 74, 116, 117	255, 258			A-594, A-597	1,897.500	MI	29.648
317-0594-008	MARTIN	Midland Basin	Wing Resources II, LLC	Lot 120	255			A-594	52.650	MI	0.658
317-0594-009	MARTIN	Midland Basin	Wing Resources II, LLC	E/2 Lot 9	255			A-594	81.750	MI	1.022
317-0594-010	MARTIN	Midland Basin	Wing Resources II, LLC	Lot 27, W/2 28	255			A-594	240.000	MI	3.750
317-0594-011	MARTIN	Midland Basin	Wing Resources II, LLC	Lot 123	255			A-594	40.000	MI	0.563
317-0594-012	MARTIN	Midland Basin	Wing Resources II, LLC	Lot 122	255			A-594	40.000	MI	0.563
317-0594-013	MARTIN	Midland Basin	Wing Resources II, LLC	Lot 15	255			A-594	80.000	MI	1.125
317-0594-014	MARTIN	Midland Basin	Wing Resources II, LLC	S/2 Lot 6	255			A-594	80.000	MI	1.125

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
317-0594-015	MARTIN	Midland Basin	Wing Resources II, LLC	N/2 Lot 6	255			A-594	80.000	MI	1.125
317-0594-016	MARTIN	Midland Basin	Wing Resources II, LLC	S/2 Lot 7	255			A-594	80.000	MI	1.125
317-0594-017	MARTIN	Midland Basin	Wing Resources II, LLC	N/2 Lot 7	255			A-594	80.000	MI	1.125
317-0594-018	MARTIN	Midland Basin	Wing Resources II, LLC	S/2 Lot 8	255			A-594	80.000	MI	1.125
317-0594-019	MARTIN	Midland Basin	Wing Resources II, LLC	N/2 Lot 8	255			A-594	80.000	MI	1.125
317-0594-020	MARTIN	Midland Basin	Wing Resources II, LLC	N/2 Lot 13	255			A-594	80.000	MI	1.125
317-0594-021	MARTIN	Midland Basin	Wing Resources II, LLC	S/2 Lot 13	255			A-594	80.000	MI	1.125
317-0594-022	MARTIN	Midland Basin	Wing Resources II, LLC	E/2 Lot 29, E/2 Lot 12	255			A-594	160.000	MI	2.250
317-0594-023	MARTIN	Midland Basin	Wing Resources II, LLC	Lot 124	255			A-594	40.000	MI	0.563
317-0595-001	MARTIN	Midland Basin	Wing Resources II, LLC	Lot 1	256			A-595	160.000	MI	0.840
317-0595-002	MARTIN	Midland Basin	Wing Resources II, LLC	Lot 20	256			A-595	160.000	MI	1.500
317-0595-003	MARTIN	Midland Basin	Wing Resources II, LLC	Lot 41	256			A-595	160.000	MI	1.500
317-0595-004	MARTIN	Midland Basin	Wing Resources II, LLC	See amd. 405/549	256, 257			A-595, A-596	3,266.650	MI	40.833
317-0595-005	MARTIN	Midland Basin	Wing Resources II, LLC	Lots 4, 126	256			A-595	201.750	MI	4.200
317-0595-006	MARTIN	Midland Basin	Wing Resources II, LLC	Lots 45, 56, 55; NW/4 Lot 35; W/2 Lot 47; N/2 Lot 36; W/2 Lot 54	255, 256, 257, 258			A-594, A-595, A-597, A-596	760.000	MI	10.688
317-0595-007	MARTIN	Midland Basin	Wing Resources II, LLC	S/2 Lot 16, All Lot 5	256			A-595	240.000	MI	3.000
317-0595-008	MARTIN	Midland Basin	Wing Resources II, LLC	S/2 Lots 10, 16, 15; All Lots 11, 26; W/2 Lot 34; S/2 & NE/4 Lot 35	255, 256			A-595	760.000	MI	11.875
317-0595-009	MARTIN	Midland Basin	Wing Resources II, LLC	Lot 125	256			A-595	41.750	MI	0.587
317-0596-001	MARTIN	Midland Basin	Wing Resources II, LLC	E/2 Lot 83, E/2 Lot 98, E/2 Lot 103	257			A-596	180.875	MI	2.261
317-0596-002	MARTIN	Midland Basin	Wing Resources II, LLC	N/2 Lot 84, All Lot 97, All Lot 104	257			A-596	281.750	MI	3.522
317-0596-003	MARTIN	Midland Basin	Wing Resources II, LLC	N/2 Lots: 135, 61, 62; NW/4 Lot 68; W/2 Lots 78, 83, 98, 103; All of Lots 79, 80, 81, 82, 99, 100, 136, 137, 138, 101, 102	257			A-596	1,619.650	MI	25.307
317-0596-004	MARTIN	Midland Basin	Wing Resources II, LLC	S/2 Lots 135, 61, 62; S/2 & NE/4 Lot 63, E/2 Lot 78, All of Lots 57, 58, 64	257			A-596	860.875	MI	10.761
317-0596-005	MARTIN	Midland Basin	Wing Resources II, LLC	S/2 Lot 84, All of Lots 65, 76, 77, 85, 96, 105	257			A-596	921.750	MI	11.522
317-0597-001	MARTIN	Midland Basin	Wing Resources II, LLC	North 38.25ac Lot 95	258			A-597	38.250	MI	0.956
317-0597-002	MARTIN	Midland Basin	Wing Resources II, LLC	W/2 Lot 88	258			A-597	80.000	MI	2.000
317-0597-003	MARTIN	Midland Basin	Wing Resources II, LLC	S. 121.75ac Lot 95	258			A-597	121.750	MI	3.044
317-0597-004	MARTIN	Midland Basin	Wing Resources II, LLC	All Lot 106	258			A-597	41.750	MI	0.522
317-0597-005	MARTIN	Midland Basin	Wing Resources II, LLC	Lots 107, 94, 87, 86, 75	258			A-597	681.750	MI	8.522

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
317-0597-006	MARTIN	Midland Basin	Wing Resources II, LLC	SEE DR 144-105; Lot 66	258			A-597	160.000	MI	2.000
317-0597-007	MARTIN	Midland Basin	Wing Resources II, LLC	E/2 Lot 88	258			A-597	80.000	MI	1.250
317-0597-008	MARTIN	Midland Basin	Wing Resources II, LLC	W/2 Lot 93, W/2 Lot 108	258			A-597	100.875	MI	1.576
317-0597-009	MARTIN	Midland Basin	Wing Resources II, LLC	E/2 Lot 108	258			A-597	20.875	MI	0.326
317-0597-010	MARTIN	Midland Basin	Wing Resources II, LLC	West 142.625ac Lot 93 S&E W/2	258			A-597	62.650	MI	0.979
317-0632-001	MARTIN	Midland Basin	Wing Resources, LLC	All	42	35 T1N	T&P	A-632	640.000	NPRI - FL	1.340
317-0633-001	MARTIN	Midland Basin	Wing Resources, LLC	E/2	46	35 T1N	T&P	A-633	320.000	MI	13.125
317-0642-001	MARTIN	Midland Basin	Wing Resources, LLC	W/2	4	37 T1S	T&P	A-642	320.000	ORRI	7.930
317-0642-001	MARTIN	Midland Basin	Wing Resources, LLC	W/2	4	37 T1S	T&P	A-642	320.000	MI	5.000
317-0642-001	MARTIN	Midland Basin	Wing Resources, LLC	W/2	4	37 T1S	T&P	A-642	320.000	MI	3.750
317-0642-001	MARTIN	Midland Basin	Wing Resources, LLC	W/2	4	37 T1S	T&P	A-642	320.000	MI	3.750
317-0642-002	MARTIN	Midland Basin	Wing Resources, LLC	E/2	4	37 T1S	T&P	A-642	336.000	MI	5.250
317-0642-002	MARTIN	Midland Basin	Wing Resources, LLC	E/2	4	37 T1S	T&P	A-642	336.000	MI	3.938
317-0642-002	MARTIN	Midland Basin	Wing Resources, LLC	E/2	4	37 T1S	T&P	A-642	336.000	MI	3.938
317-0644-001	MARTIN	Midland Basin	Wing Resources II, LLC	SE/4	14	37 T1S	T&P	A-644	160.000	MI	37.726
317-0645-001	MARTIN	Midland Basin	Wing Resources, LLC	NW/4 & SE/4	10	37 T1S	T&P	A-645	164.000	MI	10.250
317-0645-002	MARTIN	Midland Basin	Wing Resources, LLC	NW/4 & SE/4	10	37 T1S	T&P	A-645	164.000	MI	10.250
317-0658-001	MARTIN	Midland Basin	Wing Resources, LLC	SE/4	46	36 T1N	T&P	A-1166	160.500	NPRI - FL	4.435
317-0704-001	MARTIN	Midland Basin	Wing Resources II, LLC	E23.25acs of the NW/4, NE/4, N63.25acs of the SE/4, & E25.25acs of the SW/4	42	34 T3N	T&P	A-704	275.000	MI	1.313
317-0704-002	MARTIN	Midland Basin	Wing Resources II, LLC	S100acs of the SE/4	42	34 T3N	T&P	A-1196	100.000	MI	0.758
317-0717-001	MARTIN	Midland Basin	Wing Resources, LLC	W/2 of the SE/4	10	35 T1S	T&P	A-1148	80.250	MI	20.000
317-0717-002	MARTIN	Midland Basin	Wing Resources II, LLC	E/2 of the SE/4	10	35 T1S	T&P	A-717	80.250	NPRI - FL	2.675
317-0719-001	MARTIN	Midland Basin	Wing Resources II, LLC	W/2	2	35 T1S	T&P RR CO	719	320.700	NPRI - FL	42.763
329-0723-001	MIDLAND	Midland Basin	Wing Resources II, LLC	SW/4 S&E 7.22 AC ROW	14	39 T2S	T&P	A-723	152.780	MI	12.732
317-0735-001	MARTIN	Midland Basin	Wing Resources, LLC	NE/4	8	36 T1N	T&P	A-735	160.000	MI	15.000
317-0735-002	MARTIN	Midland Basin	Wing Resources, LLC	NW/4	8	36 T1N	T&P	A-735	161.000	MI	13.417
317-0735-003	MARTIN	Midland Basin	Wing Resources, LLC	S/2	8	36 T1N	T&P	A-735	322.500	NPRI - FL	20.156
317-0740-001	MARTIN	Midland Basin	Wing Resources, LLC	NW/4	30	35 T2N	T&P	A-740	163.000	MI	5.099
317-0740-001	MARTIN	Midland Basin	Wing Resources, LLC	NW/4	30	35 T2N	T&P	A-740	163.000	MI	5.099
317-0762-001	MARTIN	Midland Basin	Wing Resources, LLC	N/2	34	36 T2N	T&P	A-762 & A-1077	320.000	NPRI - FL	5.000
317-0765-001	MARTIN	Midland Basin	Wing Resources, LLC	S/2 of the SW/4	10	36 T1N	T&P	A-765	80.000	MI	26.667

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
317-0778-001	MARTIN	Midland Basin	Wing Resources, LLC	All	44	35 T1N	T&P	A-778	643.400	NPRI - FL	1.336
317-0807-001	MARTIN	Midland Basin	Wing Resources II, LLC	All	28	36 T3N	T&P	A-807	640.000	NPRI - FL	7.501
317-0807-001	MARTIN	Midland Basin	Wing Resources, LLC	All	28	36 T3N	T&P	A-807	640.000	NPRI - FX	1.000
317-0809-001	MARTIN	Midland Basin	Wing Resources, LLC	N/2	26	36 T3N	T&P	A-809	320.000	MI	0.063
317-0809-002	MARTIN	Midland Basin	Wing Resources, LLC	S/2	26	36 T3N	T&P	A-809	320.000	MI	0.063
317-0819-001	MARTIN	Midland Basin	Wing Resources, LLC	All	3 & 10	36 T2N	T&P	A-152 & A-819	1,282.250	NPRI - FL	23.378
317-0819-001	MARTIN	Midland Basin	Wing Resources II, LLC	All	3 & 10	36 T2N	T&P	A-152 & A-819	1,282.250	NPRI - FL	15.028
317-0820-001	MARTIN	Midland Basin	Wing Resources, LLC	ALL	12	36 T2N	T&P	A-820	642.900	MI	87.059
317-0820-001	MARTIN	Midland Basin	Wing Resources, LLC	ALL	12	36 T2N	T&P	A-820	642.900	NPRI - FX	3.014
317-0820-001	MARTIN	Midland Basin	Wing Resources II, LLC	ALL	12	36 T2N	T&P	A-820	642.900	NPRI - FL	2.510
317-0833-001	MARTIN	Midland Basin	Wing Resources II, LLC	S/2	28	36 T2N		A-833	339.500	NPRI - FL	13.626
317-0836-001	MARTIN	Midland Basin	Wing Resources, LLC	W60acs out of the NE/4 north of HWY ROW	20	36 T1S	T&P	A-836	60.000	ORRI	7.800
317-0836-001	MARTIN	Midland Basin	Wing Resources, LLC	W60acs out of the NE/4 north of HWY ROW	20	36 T1S	T&P	A-836	60.000	NPRI - FL	2.813
317-0853-001	MARTIN	Midland Basin	Wing Resources II, LLC	N/2 NE/4	34	36 T1S	T&P	A-853	80.000	MI	2.250
317-0856-001	MARTIN	Midland Basin	Wing Resources, LLC	S/3RD	20	38 T1N	T&P	A-856	213.333	NPRI - FL	3.744
317-0858-001	MARTIN	Midland Basin	Wing Resources, LLC	W/2 of the NW/4	30	38 T1N	T&P	A-858	80.000	NPRI - FL	0.438
317-0858-002	MARTIN	Midland Basin	Wing Resources, LLC	NE/4	30	38 T1N	T&P	A-858	160.000	NPRI - FL	0.875
317-0858-003	MARTIN	Midland Basin	Wing Resources, LLC	N/2 of the SW/4	30	38 T1N	T&P	A-858	80.000	NPRI - FL	0.438
317-0858-003	MARTIN	Midland Basin	Wing Resources, LLC	N/2 of the SW/4	30	38 T1N	T&P	A-858	80.000	NPRI - FL	0.188
317-0858-003	MARTIN	Midland Basin	Wing Resources, LLC	N/2 of the SW/4	30	38 T1N	T&P	A-858	80.000	NPRI - FL	0.078
317-0858-004	MARTIN	Midland Basin	Wing Resources, LLC	S/2 of the SW/4	30	38 T1N	T&P	A-858	80.000	NPRI - FL	0.438
317-0858-004	MARTIN	Midland Basin	Wing Resources, LLC	S/2 of the SW/4	30	38 T1N	T&P	A-858	80.000	NPRI - FL	0.188
317-0858-004	MARTIN	Midland Basin	Wing Resources, LLC	S/2 of the SW/4	30	38 T1N	T&P	A-858	80.000	NPRI - FL	0.078
317-0858-005	MARTIN	Midland Basin	Wing Resources, LLC	N/2 of SE/4	30	38 T1N	T&P	A-858	80.000	NPRI - FL	0.438
317-0858-005	MARTIN	Midland Basin	Wing Resources, LLC	N/2 of SE/4	30	38 T1N	T&P	A-858	80.000	NPRI - FL	0.188
317-0858-006	MARTIN	Midland Basin	Wing Resources, LLC	S/2 of SE/4	30	38 T1N	T&P	A-858	80.000	NPRI - FL	0.438
317-0858-006	MARTIN	Midland Basin	Wing Resources, LLC	S/2 of SE/4	30	38 T1N	T&P	A-858	80.000	NPRI - FL	0.188
317-0858-007	MARTIN	Midland Basin	Wing Resources, LLC	E/2 of the NW/4 of 30	30	38 T1N	T&P	A-858	80.628	NPRI - FL	0.441
317-0858-007	MARTIN	Midland Basin	Wing Resources, LLC	E/2 of the NW/4 of 30	30	38 T1N	T&P	A-858	80.628	NPRI - FL	0.104
317-0893-001	MARTIN	Midland Basin	Wing Resources, LLC	W200acs of the N/2	2	36 T1N	T&P	A-1011	200.000	MI	29.333
317-0893-001	MARTIN	Midland Basin	Wing Resources, LLC	W200acs of the N/2	2	36 T1N	T&P	A-1011	200.000	MI	29.333
317-0894-001	MARTIN	Midland Basin	Wing Resources, LLC	S/2 OF SW/4	48	36 T2N	T&P	A-894	80.000	MI	2.667

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
317-0897-001	MARTIN	Midland Basin	Wing Resources, LLC	S/2	46	36 T2N	T&P	A-897	320.000	NPRI - FL	3.333
317-0897-002	MARTIN	Midland Basin	Wing Resources II, LLC	N/2 of the NW/4	46	36 T2N	T&P	A-897	80.000	MI	12.000
317-0897-002	MARTIN	Midland Basin	Wing Resources II, LLC	N/2 of the NW/4	46	36 T2N	T&P	A-897	80.000	MI	12.000
317-0897-003	MARTIN	Midland Basin	Wing Resources II, LLC	NE/4 & S/2 of the NW/4	46	36 T2N	T&P	A-897	242.900	MI	36.435
317-0897-003	MARTIN	Midland Basin	Wing Resources II, LLC	NE/4 & S/2 of the NW/4	46	36 T2N	T&P	A-897	242.900	MI	36.435
317-0903-001	MARTIN	Midland Basin	Wing Resources II, LLC	NE/4 & S/2	6	38 T2N	T&P	A-903	480.000	ORRI	38.400
317-0903-001	MARTIN	Midland Basin	Wing Resources II, LLC	NE/4 & S/2	6	38 T2N	T&P	A-903	480.000	ORRI	19.200
317-0903-002	MARTIN	Midland Basin	Wing Resources II, LLC	NW/4	6	38 T2N	T&P	A-903	160.000	ORRI	12.800
317-0903-002	MARTIN	Midland Basin	Wing Resources II, LLC	NW/4	6	38 T2N	T&P	A-903	160.000	ORRI	6.400
317-0924-001	MARTIN	Midland Basin	Wing Resources, LLC	N/2 of the NE/4	12	37 T1S	T&P	A-924	80.000	MI	2.000
317-0924-002	MARTIN	Midland Basin	Wing Resources, LLC	NW/4	12	37 T1S	T&P	A-924	160.000	MI	4.000
317-0924-003	MARTIN	Midland Basin	Wing Resources, LLC	SW/4 of the NE/4	12	37 T1S	T&P	A-924	40.000	MI	1.000
317-0924-004	MARTIN	Midland Basin	Wing Resources, LLC	SE/4 of the NE/4	12	37 T1S	T&P	A-924	40.000	MI	1.000
317-0925-001	MARTIN	Midland Basin	Wing Resources, LLC	NW/4	6	36 T1S	T&P	A-925	160.000	NPRI - FX	2.667
317-0925-002	MARTIN	Midland Basin	Wing Resources, LLC	NE/4	6	36 T1S	T&P	A-925	160.000	NPRI - FX	2.667
317-0926-001	MARTIN	Midland Basin	Wing Resources, LLC	S/2 of the SE/4	44	37 T1N	T&P	A-926	80.000	ORRI	1.667
317-0926-002	MARTIN	Midland Basin	Wing Resources, LLC	SW/4 & N/2 of the SE/4	44	37 T1N	T&P	A-926	240.000	ORRI	5.000
317-0939-001	MARTIN	Midland Basin	Wing Resources, LLC	Portions of the NW/4 lying south of the HWY ROW	14	35 T1S	T&P	A-939	103.140	MI	1.209
317-0939-001	MARTIN	Midland Basin	Wing Resources, LLC	Portions of the NW/4 lying south of the HWY ROW	14	35 T1S	T&P	A-939	103.140	MI	1.209
317-0939-002	HOWARD, MARTIN	Midland Basin	Wing Resources, LLC	S/2 & Portions of the NE/4 south of the HWY ROW	14	35 T1S	T&P	A-939 & A-1620	454.400	MI	6.390
317-0939-002	HOWARD, MARTIN	Midland Basin	Wing Resources, LLC	S/2 & Portions of the NE/4 south of the HWY ROW	14	35 T1S	T&P	A-939 & A-1620	454.400	MI	6.390
317-0940-001	MARTIN	Midland Basin	Wing Resources, LLC	NW/4 17, E/2 of 18	17, 18	36 T1S	T&P	A-203 & A-940	480.000	ORRI	6.100
317-0940-001	MARTIN	Midland Basin	Wing Resources, LLC	NW/4 17, E/2 of 18	17, 18	36 T1S	T&P	A-203 & A-940	480.000	ORRI	7.089
317-0940-001	MARTIN	Midland Basin	Wing Resources II, LLC	NW/4 17, E/2 of 18	17, 18	36 T1S	T&P	A-203 & A-940	480.000	ORRI	3.489
317-0940-001	MARTIN	Midland Basin	Wing Resources II, LLC	NW/4 17, E/2 of 18	17, 18	36 T1S	T&P	A-203 & A-940	480.000	ORRI	3.489
317-0941-001	MARTIN	Midland Basin	Wing Resources II, LLC	N2	9	HA		A-941	409.500	MI	4.931
317-0941-002	MARTIN	Midland Basin	Wing Resources II, LLC	S2	9	HA		A-941	409.500	NPRI - FL	4.693
317-0948-001	MARTIN	Midland Basin	Wing Resources II, LLC	ALL	8	HA		A-948	776.560	MI	19.414
317-0956-001	MARTIN	Midland Basin	Wing Resources, LLC	NW/4	38	37 T1N	T&P	A-956	168.000	NPRI - FL	39.900
317-0968-001	MARTIN	Midland Basin	Wing Resources, LLC	SE/4	22	35 T2N	T&P	A-968	162.500	MI	12.564
317-0968-001	MARTIN	Midland Basin	Wing Resources, LLC	SE/4	22	35 T2N	T&P	A-968	162.500	MI	12.564
317-0983-001	MARTIN	Midland Basin	Wing Resources, LLC	N/2	24	36 T2N	T&P	A-983 & A-982	321.270	NPRI - FL	9.538

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
317-1003-001	MARTIN	Midland Basin	Wing Resources, LLC	SW/4 & S/2 of the NW/4	12	35 T2N	T&P	A-1003	240.080	NPRI - FX	1.501
317-1004-001	MARTIN	Midland Basin	Wing Resources, LLC	S/2	2	36 T1N	T&P	A-1004	321.400	MI	22.598
317-1004-001	MARTIN	Midland Basin	Wing Resources, LLC	S/2	2	36 T1N	T&P	A-1004	321.400	MI	22.598
317-1012-001	MARTIN	Midland Basin	Wing Resources, LLC	S/2 of the NE/4	12	36 T1S	T&P	A-1012	80.000	NPRI - FL	1.667
317-1047-001	MARTIN	Midland Basin	Wing Resources, LLC	SW/4	2	37 T1S	T&P	A-1047	167.390	MI	16.739
317-1049-001	MARTIN	Midland Basin	Wing Resources, LLC	S/2	16	36 T2N	T&P	A-842 & A-1049	320.000	MI	2.753
317-1092-001	MARTIN	Midland Basin	Wing Resources, LLC	E/2	2	36 T2N	T&P	A-1092	321.260	MI	43.504
317-1092-001	MARTIN	Midland Basin	Wing Resources, LLC	E/2	2	36 T2N	T&P	A-1092	321.260	NPRI - FX	0.335
317-1092-002	MARTIN	Midland Basin	Wing Resources, LLC	SW/4	2	36 T2N	T&P	A-1092	160.630	MI	26.772
317-1103-001	MARTIN	Midland Basin	Wing Resources, LLC	NW/4	26	37 T2N	T&P	A-1103	166.000	NPRI - FL	20.750
317-1122-001	HOWARD, MARTIN	Midland Basin	Wing Resources, LLC	W80acs of the E160acs of the W215acs of the S/2	48	A	Bauer & Cockrell	A-1122	80.000	NPRI - FL	45.000
317-1130-001	MARTIN	Midland Basin	Wing Resources, LLC	SW/4	26	34 T3N	T&P	A-1130	161.900	MI	15.178
317-1139-001	MARTIN	Midland Basin	Wing Resources, LLC	W2 NW/4	24	37 T1S	T&P	A-1139	83.000	MI	11.857
317-1139-001	MARTIN	Midland Basin	Wing Resources II, LLC	W2 NW/4	24	37 T1S	T&P	A-1139	83.000	MI	2.964
317-1139-001	MARTIN	Midland Basin	Wing Resources, LLC	W2 NW/4	24	37 T1S	T&P	A-1139	83.000	MI	2.964
317-1139-001	MARTIN	Midland Basin	Wing Resources II, LLC	W2 NW/4	24	37 T1S	T&P	A-1139	83.000	MI	1.482
317-1139-001	MARTIN	Midland Basin	Wing Resources II, LLC	W2 NW/4	24	37 T1S	T&P	A-1139	83.000	MI	1.482
317-1139-001	MARTIN	Midland Basin	Wing Resources II, LLC	W2 NW/4	24	37 T1S	T&P	A-1139	83.000	MI	0.741
317-1139-001	MARTIN	Midland Basin	Wing Resources II, LLC	W2 NW/4	24	37 T1S	T&P	A-1139	83.000	MI	0.741
317-1139-002	MARTIN	Midland Basin	Wing Resources, LLC	E2 NW/4	24	37 T1S	T&P	A-1139	83.000	MI	11.857
317-1139-002	MARTIN	Midland Basin	Wing Resources II, LLC	E2 NW/4	24	37 T1S	T&P	A-1139	83.000	MI	2.964
317-1139-002	MARTIN	Midland Basin	Wing Resources, LLC	E2 NW/4	24	37 T1S	T&P	A-1139	83.000	MI	2.964
317-1139-002	MARTIN	Midland Basin	Wing Resources II, LLC	E2 NW/4	24	37 T1S	T&P	A-1139	83.000	MI	1.482
317-1139-002	MARTIN	Midland Basin	Wing Resources II, LLC	E2 NW/4	24	37 T1S	T&P	A-1139	83.000	MI	1.482
317-1139-002	MARTIN	Midland Basin	Wing Resources II, LLC	E2 NW/4	24	37 T1S	T&P	A-1139	83.000	MI	0.741
317-1139-002	MARTIN	Midland Basin	Wing Resources II, LLC	E2 NW/4	24	37 T1S	T&P	A-1139	83.000	MI	0.741
317-1140-001	MARTIN	Midland Basin	Wing Resources II, LLC	SW/4	4	35 T2N	T&PRR	A-1140	161.200	MI	3.045
317-1140-002	MARTIN	Midland Basin	Wing Resources II, LLC	N/2	4	35 T2N	T&PRR	A-1140	327.060	MI	7.722
317-1141-001	MARTIN	Midland Basin	Wing Resources II, LLC	NE/4	10	35 T2N		A-1141	162.500	MI	16.250
317-1141-002	MARTIN	Midland Basin	Wing Resources II, LLC	SW/4	10	35 T2N	T&PRR	A-1141	162.770	MI	3.075
317-1141-003	MARTIN	Midland Basin	Wing Resources II, LLC	NW4	10	35 T2N	T&PRR	A-1141	163.950	MI	3.733
317-1141-004	MARTIN	Midland Basin	Wing Resources II, LLC	SE/4	10	35 T2N	T&PRR	A-1141	162.700	MI	3.776

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
317-1147-001	MARTIN	Midland Basin	Wing Resources, LLC	NE/4	34	37 T1N	T&P	A-1147	167.800	MI	16.471
329-0018-001	MIDLAND	Midland Basin	Wing Resources, LLC	E104acs of the S/2 North of HWY ROW	29	37 T1S	T&P	A-18	104.000	NPRI - FL	1.849
329-0018-002	MIDLAND	Midland Basin	Wing Resources, LLC	W91.73acs of the S/2 South of the HWY ROW	29	37 T1S	T&P	A-18	91.730	NPRI - FL	0.815
329-0025-001	MIDLAND	Midland Basin	Wing Resources, LLC	2.5 Acres out of the N/2 of the SE/4	31	38 T1S	T&P	A-25	2.500	MI	1.103
329-0025-002	MIDLAND	Midland Basin	Wing Resources, LLC	2.5 Acres out of the N/2 of the SE/4	31	38 T1S	T&P	A-25	2.500	MI	1.103
329-0025-003	MIDLAND	Midland Basin	Wing Resources, LLC	15 acres out of the W. Part of the SE/4	31	38 T1S	T&P	A-25	15.000	MI	3.200
329-0025-004	MIDLAND	Midland Basin	Wing Resources, LLC	22.48 acres S. of the Road in the SW/4	31	38 T1S	T&P	A-25	22.480	MI	6.322
329-0025-005	MIDLAND	Midland Basin	Wing Resources, LLC	Part of 2.0 acres out of the NW/4	31	38 T1S	T&P	A-25	1.000	MI	0.224
329-0025-006	MIDLAND	Midland Basin	Wing Resources, LLC	Out of the S/2 of the NW/4 & N. Part of the NW/4	31	38 T1S	T&P	A-25	102.000	MI	11.196
329-0025-007	MIDLAND	Midland Basin	Wing Resources, LLC	Out of the SW/4	31	38 T1S	T&P	A-25	58.520	MI	9.331
329-0025-008	MIDLAND	Midland Basin	Wing Resources, LLC	Part of 2.0 acres out of the NW/4	31	38 T1S	T&P	A-25	1.000	MI	0.224
329-0025-009	MIDLAND	Midland Basin	Wing Resources, LLC	Out of the SW/4	31	38 T1S	T&P	A-25	40.000	MI	3.341
329-0027-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	35	38 T1S	T&P	A-27	231.330	MI	38.555
329-0027-002	MIDLAND	Midland Basin	Wing Resources II, LLC	The East 10 acres of the West 30 acres of a 62 2/3 acre tract lying south of the RR Row	35	38 T1S	T&P	A-27	62.660	MI	12.000
329-0035-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	13	39 T1S	T&P	A-35	643.700	NPRI - FL	15.939
329-0058-001	MIDLAND	Midland Basin	Wing Resources, LLC	S2 of Section 25, Block 40, T2S	25	40 T2S	T&PRR	A-58	320.000	MI	47.407
329-0068-001	MIDLAND	Midland Basin	Wing Resources II, LLC	All	15	41 T2S	T&P	A-68	646.400	MI - NON EXEC	2.368
329-0074-001	MIDLAND	Midland Basin	Wing Resources II, LLC	W2	27	41 T2S		A-74	323.170	NPRI - FL	3.030
329-0087-001	MIDLAND	Midland Basin	Wing Resources II, LLC	SE/4	31	38 T2S	T&P	A-87	160.000	NPRI - FL	8.888
329-0087-002	MIDLAND	Midland Basin	Wing Resources II, LLC	NE/4	31	38 T2S	T&P	A-87	160.000	NPRI - FL	8.888
329-0087-003	MIDLAND	Midland Basin	Wing Resources II, LLC	NW/4	31	38 T2S	T&P	A-87	160.000	NPRI - FL	17.777
329-0087-004	MIDLAND	Midland Basin	Wing Resources II, LLC	SW/4 & S/2 of the NW/4	31	38 T2S	T&P	A-87	160.000	NPRI - FL	8.888
329-0091-001	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4	9	38 T3S	T&P	91	160.000	MI	11.325
329-0091-002	MIDLAND	Midland Basin	Wing Resources, LLC	SE/4	9	38 T3S	T&P	91	160.000	MI	5.325
329-0091-003	MIDLAND	Midland Basin	Wing Resources, LLC	N/2	9	38 T3S	T&P	91	320.000	MI	1.111
329-0117-001	MIDLAND	Midland Basin	Wing Resources, LLC	S/2	39	38 T4S	T&P	A-117	320.700	NPRI - FL	8.769
329-0117-001	MIDLAND	Midland Basin	Wing Resources, LLC	S/2	39	38 T4S	T&P	A-117	320.700	NPRI - FL	8.769
329-0117-001	MIDLAND	Midland Basin	Wing Resources, LLC	S/2	39	38 T4S	T&P	A-117	320.700	NPRI - FL	1.563
329-0117-001	MIDLAND	Midland Basin	Wing Resources II, LLC	S/2	39	38 T4S	T&P	A-117	320.700	NPRI - FL	1.249
329-0120-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	45	38 T4S	T&P	A-120	640.400	NPRI - FL	1.127
329-0120-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	45	38 T4S	T&P	A-120	640.400	NPRI - FL	1.127

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
329-0126-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	41	36 T1S	T&P	A-126	640.000	NPRI - FL	0.500
329-0131-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	7	37 T3S	T&P	131	160.000	MI	11.325
329-0131-002	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	7	37 T3S	T&P	131	160.000	MI	5.325
329-0131-003	MIDLAND	Midland Basin	Wing Resources, LLC	S/2	7	37 T3S	T&P	131	320.000	MI	22.650
329-0133-001	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of the NW/4	15	37 T3S	T&P	A-133	80.000	ORRI	0.778
329-0133-001	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of the NW/4	15	37 T3S	T&P	A-133	80.000	ORRI	0.778
329-0136-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 NW/4	21	37 T3S	T&P	A-136	80.000	MI	0.546
329-0136-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 NW/4	21	37 T3S	T&P	A-136	80.000	MI	0.455
329-0136-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 NW/4	21	37 T3S	T&P	A-136	80.000	MI	0.455
329-0136-002	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 NW/4	21	37 T3S	T&P	A-136	80.000	MI	0.546
329-0136-002	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 NW/4	21	37 T3S	T&P	A-136	80.000	MI	0.455
329-0136-002	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 NW/4	21	37 T3S	T&P	A-136	80.000	MI	0.455
329-0136-003	MIDLAND	Midland Basin	Wing Resources, LLC	NE4	21	37 T3S	T&P	A-136	160.000	MI	1.092
329-0136-003	MIDLAND	Midland Basin	Wing Resources, LLC	NE4	21	37 T3S	T&P	A-136	160.000	MI	0.910
329-0136-003	MIDLAND	Midland Basin	Wing Resources, LLC	NE4	21	37 T3S	T&P	A-136	160.000	MI	0.910
329-0136-004	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 SW/4	21	37 T3S	T&P	A-136	80.000	MI	0.546
329-0136-004	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 SW/4	21	37 T3S	T&P	A-136	80.000	MI	0.455
329-0136-004	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 SW/4	21	37 T3S	T&P	A-136	80.000	MI	0.455
329-0136-005	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 SW/4	21	37 T3S	T&P	A-136	80.000	MI	0.546
329-0136-005	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 SW/4	21	37 T3S	T&P	A-136	80.000	MI	0.455
329-0136-005	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 SW/4	21	37 T3S	T&P	A-136	80.000	MI	0.455
329-0136-006	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4 SE/4	21	37 T3S	T&P	A-136	40.000	MI	0.273
329-0136-006	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4 SE/4	21	37 T3S	T&P	A-136	40.000	MI	0.227
329-0136-006	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4 SE/4	21	37 T3S	T&P	A-136	40.000	MI	0.227
329-0136-007	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4 SE/4	21	37 T3S	T&P	A-136	40.000	MI	0.273
329-0136-007	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4 SE/4	21	37 T3S	T&P	A-136	40.000	MI	0.227
329-0136-007	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4 SE/4	21	37 T3S	T&P	A-136	40.000	MI	0.227
329-0136-008	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 SE/4	21	37 T3S	T&P	A-136	80.000	MI	0.546
329-0136-008	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 SE/4	21	37 T3S	T&P	A-136	80.000	MI	0.455
329-0136-008	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 SE/4	21	37 T3S	T&P	A-136	80.000	MI	0.455
329-0152-001	MIDLAND	Midland Basin	Wing Resources II, LLC	W/2	17	38 T1S	T&P	A-152	320.000	ORRI	13.600
329-0152-002	MIDLAND	Midland Basin	Wing Resources II, LLC	E/2	17	38 T1S	T&P	A-152	320.000	ORRI	13.600

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
329-0154-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	1	38 T2S	T&P	A-154	160.000	MI	3.050
329-0154-001	MIDLAND	Midland Basin	Wing Resources II, LLC	NW/4	1	38 T2S	T&P	A-154	160.000	MI	4.575
329-0154-002	MIDLAND	Midland Basin	Wing Resources II, LLC	N/2 of the NE/4	1	38 T2S	T&P	A-154	80.000	MI	2.500
329-0154-002	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 of the NE/4	1	38 T2S	T&P	A-154	80.000	MI	1.667
329-0154-003	MIDLAND	Midland Basin	Wing Resources II, LLC	SW/4	1	38 T2S	T&P	A-154	160.000	MI	6.667
329-0154-003	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4	1	38 T2S	T&P	A-154	160.000	MI	4.445
329-0156-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	5	38 T2S	T&P	A-156	644.800	ORRI	51.584
329-0167-001	MIDLAND	Midland Basin	Wing Resources II, LLC	W/2	1	38 T3S	T&P	A-167	320.000	NPRI - FL	17.777
329-0167-002	MIDLAND	Midland Basin	Wing Resources II, LLC	NE/4	1	38 T3S	T&P	A-167	160.000	NPRI - FL	8.888
329-0167-003	MIDLAND	Midland Basin	Wing Resources II, LLC	S/2 of the SE/4	1	38 T3S	T&P	A-167	80.000	NPRI - FL	4.444
329-0167-004	MIDLAND	Midland Basin	Wing Resources II, LLC	N/2 of the SE/4	1	38 T3S	T&P	A-167	80.000	NPRI - FL	4.444
329-0174-001	MIDLAND	Midland Basin	Wing Resources, LLC	N/2	13	38 T4S	T&P	A-174	320.000	ORRI	2.333
329-0177-001	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 & E/2 of the SW/4	47	38 T4S	T&P	A-177	401.250	NPRI - FL	40.125
329-0178-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	3	38 T5S	T&P	A-178	640.400	NPRI - FL	1.127
329-0178-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	3	38 T5S	T&P	A-178	640.400	NPRI - FL	1.127
329-0187-001	MIDLAND	Midland Basin	Wing Resources II, LLC	ALL	27	37 T1S		A-187	640.000	NPRI - FL	2.284
329-0191-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	39	37 T1S	T&P	A-191	640.000	NPRI - FL	12.333
329-0193-001	MIDLAND	Midland Basin	Wing Resources, LLC	E/2	45	37 T1S	T&P	A-193	320.000	MI	9.697
329-0193-002	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 of the SW/4 & SE/4 of NW/4	45	37 T1S	T&P	A-193	120.000	MI	40.000
329-0237-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	39	39 T4S	T&P	A-237	642.000	MI	3.564
329-0237-001	MIDLAND	Midland Basin	Wing Resources II, LLC	All	39	39 T4S	T&P	A-237	642.000	NPRI - FL	1.004
329-0237-001	MIDLAND	Midland Basin	Wing Resources II, LLC	All	39	39 T4S	T&P	A-237	642.000	NPRI - FL	1.002
329-0254-001	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of the SW/4	27	40 T1S	T&P	A-254	80.000	ORRI	10.828
329-0267-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	31	40 T2S	T&P	A-267	160.000	ORRI	0.092
329-0273-001	MIDLAND	Midland Basin	Wing Resources, LLC	SE/4	1	40 T3S	T&P	A-273	160.000	ORRI	15.949
329-0273-002	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	1	40 T3S	T&P	A-273	160.000	ORRI	15.949
329-0273-003	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	1	40 T3S	T&P	A-273	160.000	ORRI	0.100
329-0276-001	MIDLAND	Midland Basin	Wing Resources, LLC	SE/4	7	40 T3S	T&P	A-276	160.500	ORRI	0.010
329-0276-002	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 of the SW/4	7	40 T3S	T&P	A-276	80.000	MI	1.250
329-0276-002	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 of the SW/4	7	40 T3S	T&P	A-276	80.000	ORRI	0.024
329-0276-003	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	7	40 T3S	T&P	A-276	160.500	ORRI	0.010
329-0276-004	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of the SW/4	7	40 T3S	T&P	A-276	80.000	MI	1.250

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
329-0279-001	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4	13	40 T3S	T&P	A-279	161.000	MI	2.516
329-0280-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	15	40 T3S	T&P	A-280	640.000	MI	10.000
329-0280-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	15	40 T3S	T&P	A-280	640.000	ORRI	0.195
329-0286-001	MIDLAND	Midland Basin	Wing Resources, LLC	All S&E Proration Units for 5, 10, 11 Wells PNR-BP Farmout	27	40 T3S	T&P	A-286	400.000	ORRI	0.374
329-0286-001	MIDLAND	Midland Basin	Wing Resources, LLC	All S&E Proration Units for 5, 10, 11 Wells PNR-BP Farmout	27	40 T3S	T&P	A-286	400.000	NPRI - FL	11.111
329-0286-002	MIDLAND	Midland Basin	Wing Resources, LLC	Proration Units for #10 Well (BP-PNR Farmout Well)	27	40 T3S	T&P	A-286	80.000	ORRI	0.075
329-0286-002	MIDLAND	Midland Basin	Wing Resources, LLC	Proration Units for #10 Well (BP-PNR Farmout Well)	27	40 T3S	T&P	A-286	80.000	NPRI - FL	2.222
329-0286-003	MIDLAND	Midland Basin	Wing Resources, LLC	Proration Units for #5 Well (BP-PNR Farmout Well)	27	40 T3S	T&P	A-286	80.000	ORRI	0.075
329-0286-003	MIDLAND	Midland Basin	Wing Resources, LLC	Proration Units for #5 Well (BP-PNR Farmout Well)	27	40 T3S	T&P	A-286	80.000	NPRI - FL	2.222
329-0286-004	MIDLAND	Midland Basin	Wing Resources, LLC	Proration Units for #11 Well (BP-PNR Farmout Well)	27	40 T3S	T&P	A-286	80.000	ORRI	0.075
329-0286-004	MIDLAND	Midland Basin	Wing Resources, LLC	Proration Units for #11 Well (BP-PNR Farmout Well)	27	40 T3S	T&P	A-286	80.000	NPRI - FL	2.222
329-0287-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	29	40 T3S	T&P	A-287	640.000	ORRI	0.236
329-0297-001	REAGAN, UPTON	Midland Basin	Wing Resources, LLC	All	19	C	L&SV	A-844	646.500	NPRI - FL	2.020
329-0315-001	MIDLAND	Midland Basin	Wing Resources, LLC	E2 of Section 19, Block 39, T2S	19	39 T2S	T&PRR	A-315	320.000	MI	47.407
329-0318-001	MIDLAND	Midland Basin	Wing Resources II, LLC	N2 NW4	25	39 T2S	T&P	A-318	80.000	MI	1.263
329-0318-001	MIDLAND	Midland Basin	Wing Resources, LLC	N2 NW4	25	39 T2S	T&P	A-318	80.000	MI	1.859
329-0318-002	MIDLAND	Midland Basin	Wing Resources II, LLC	E2 NE4	25	39 T2S	T&P	A-318	80.000	MI	1.263
329-0318-002	MIDLAND	Midland Basin	Wing Resources, LLC	E2 NE4	25	39 T2S	T&P	A-318	80.000	MI	1.859
329-0318-003	MIDLAND	Midland Basin	Wing Resources II, LLC	W2 NE4	25	39 T2S	T&P	A-318	80.000	MI	1.263
329-0318-003	MIDLAND	Midland Basin	Wing Resources, LLC	W2 NE4	25	39 T2S	T&P	A-318	80.000	MI	1.859
329-0318-004	MIDLAND	Midland Basin	Wing Resources II, LLC	S2 NW4	25	39 T2S	T&P	A-318	80.000	MI	1.263
329-0318-004	MIDLAND	Midland Basin	Wing Resources, LLC	S2 NW4	25	39 T2S	T&P	A-318	80.000	MI	1.859
329-0318-006	MIDLAND	Midland Basin	Wing Resources II, LLC	SE4	25	39 T2S	T&P	A-318	161.200	MI	52.726
329-0320-001	MIDLAND	Midland Basin	Wing Resources, LLC	West 120 Ac. of N2 of Section 29, Block 39, T2S	29	39 T2S	T&PRR	A-320	120.000	MI	17.778
329-0323-001	MIDLAND	Midland Basin	Wing Resources, LLC	SW4 of Section 35, Block 39, T2S	35	39 T2S	T&PRR	A-323	160.000	MI	8.004
329-0323-002	MIDLAND	Midland Basin	Wing Resources II, LLC	N/2 of the SE/4	35	39 T2S	T&P	A-323	80.500	ORRI	0.805
329-0323-003	MIDLAND	Midland Basin	Wing Resources II, LLC	S/2 of the SE/4	35	39 T2S	T&P	A-323	80.500	ORRI	0.805
329-0335-001	REAGAN	Midland Basin	Wing Resources, LLC	NW/4	7	E	L&SV	A-335	160.000	NPRI - FL	1.429
329-0335-002	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	7	E	L&SV	A-335	160.000	NPRI - FL	1.429

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
329-0335-003	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	7	E	L&SV	A-335	160.000	NPRI - FL	1.429
329-0335-004	REAGAN	Midland Basin	Wing Resources, LLC	SE/4	7	E	L&SV	A-335	160.000	NPRI - FL	1.429
329-0353-001	MIDLAND	Midland Basin	Wing Resources, LLC	SE/4	1	41 T3S	T&P	A-353	160.000	ORRI	15.949
329-0353-002	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	1	41 T3S	T&P	A-353	160.100	ORRI	31.919
329-0371-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	37	41 T3S	T&P	A-371	640.000	ORRI	0.110
329-0376-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4, & NE/4 of the SW/4	47	41 T3S	T&P	A-376	200.000	ORRI	0.037
329-0376-002	MIDLAND	Midland Basin	Wing Resources, LLC	E/2, & W/2+SE/4 all of the SW/4	47	41 T3S	T&P	A-376	440.000	ORRI	0.081
329-0388-001	MIDLAND, UPTON	Midland Basin	Wing Resources, LLC	NE4	17	37 T5S	T&P	A-388, A-389	160.000	NPRI - FX	0.417
329-0388-001	MIDLAND, UPTON	Midland Basin	Wing Resources, LLC	NE4	17	37 T5S	T&P	A-388, A-389	160.000	NPRI - FX	0.253
329-0388-001	MIDLAND, UPTON	Midland Basin	Wing Resources, LLC	NE4	17	37 T5S	T&P	A-388, A-389	160.000	NPRI - FL	0.250
329-0388-002	MIDLAND, UPTON	Midland Basin	Wing Resources, LLC	N/2 & SE/4 of NW/4	17	37 T5S	T&P	A-388, A-389	120.000	NPRI - FX	0.312
329-0388-002	MIDLAND, UPTON	Midland Basin	Wing Resources, LLC	N/2 & SE/4 of NW/4	17	37 T5S	T&P	A-388, A-389	120.000	NPRI - FX	0.190
329-0388-002	MIDLAND, UPTON	Midland Basin	Wing Resources, LLC	N/2 & SE/4 of NW/4	17	37 T5S	T&P	A-388, A-389	120.000	NPRI - FL	0.187
329-0396-001	MIDLAND	Midland Basin	Wing Resources, LLC	SE/4 of NW/4 (Proration for BOULTINGHOUSE M T "11" #12)	11	41 T4S	T&P	A-396	40.000	ORRI	0.015
329-0396-002	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 of E/2, SW/4 of NE/4, SW/4 of SE/4	11	41 T4S	T&P	A-396	240.000	ORRI	0.090
329-0396-003	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4 of NW/4 (Proration for BOULTINGHOUSE M T "11" #10)	11	41 T4S	T&P	A-396	40.000	ORRI	0.015
329-0396-004	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4 of NE/4 (Proration for BOULTINGHOUSE M T "11" #14)	11	41 T4S	T&P	A-396	40.000	ORRI	0.015
329-0396-005	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4 of SE/4 (Proration for BOULTINGHOUSE M T "11" #15)	11	41 T4S	T&P	A-396	40.000	ORRI	0.015
329-0396-006	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4 of SW/4 (Proration for BOULTINGHOUSE M T "11" #9)	11	41 T4S	T&P	A-396	40.000	ORRI	0.015
329-0396-007	MIDLAND	Midland Basin	Wing Resources, LLC	SE/4 of SW/4 (Proration for BOULTINGHOUSE M T "11" #13)	11	41 T4S	T&P	A-396	40.000	ORRI	0.015
329-0396-008	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4 of SW/4	11	41 T4S	T&P	A-396	40.000	ORRI	0.015
329-0396-009	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4 of SW/4	11	41 T4S	T&P	A-396	40.000	ORRI	0.015
329-0396-010	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4 of NW/4	11	41 T4S	T&P	A-396	40.000	ORRI	0.015
329-0396-011	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4 of NW/4	11	41 T4S	T&P	A-396	40.000	ORRI	0.015
329-0476-001	MIDLAND	Midland Basin	Wing Resources, LLC	All S&E the N/2 of the SW/4	35	37 T3S	T&P	A-476	562.300	MI	31.239
329-0476-002	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 of the SW/4	35	37 T3S	T&P	A-476	80.000	MI	4.444
329-0481-001	MIDLAND	Midland Basin	Wing Resources, LLC	N2 of the NW4	23	37 T3S	T&P	A-481	80.000	MI	0.455
329-0481-001	MIDLAND	Midland Basin	Wing Resources, LLC	N2 of the NW4	23	37 T3S	T&P	A-481	80.000	MI	0.455
329-0481-002	MIDLAND	Midland Basin	Wing Resources, LLC	S2 of the NW4	23	37 T3S	T&P	A-481	80.000	MI	0.455

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
329-0481-002	MIDLAND	Midland Basin	Wing Resources, LLC	S2 of the NW4	23	37 T3S	T&P	A-481	80.000	MI	0.455
329-0481-003	MIDLAND	Midland Basin	Wing Resources, LLC	NE4, SW4	23	37 T3S	T&P	A-481	160.000	MI	0.910
329-0481-003	MIDLAND	Midland Basin	Wing Resources, LLC	NE4, SW4	23	37 T3S	T&P	A-481	160.000	MI	0.910
329-0481-004	MIDLAND	Midland Basin	Wing Resources, LLC	NE4, SW4	23	37 T3S	T&P	A-481	160.000	MI	0.910
329-0481-004	MIDLAND	Midland Basin	Wing Resources, LLC	NE4, SW4	23	37 T3S	T&P	A-481	160.000	MI	0.910
329-0481-005	MIDLAND	Midland Basin	Wing Resources, LLC	N2 of the SE4	23	37 T3S	T&P	A-481	80.000	MI	0.455
329-0481-005	MIDLAND	Midland Basin	Wing Resources, LLC	N2 of the SE4	23	37 T3S	T&P	A-481	80.000	MI	0.455
329-0481-006	MIDLAND	Midland Basin	Wing Resources, LLC	S2 of the SE4	23	37 T3S	T&P	A-481	80.000	MI	0.728
329-0481-006	MIDLAND	Midland Basin	Wing Resources, LLC	S2 of the SE4	23	37 T3S	T&P	A-481	80.000	MI	0.728
329-0490-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2	15	36 T2S	T&P	A-490 & A-384	323.540	MI	2.058
329-0490-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2	15	36 T2S	T&P	A-490 & A-384	323.540	MI	1.716
329-0490-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2	15	36 T2S	T&P	A-490 & A-384	323.540	MI	1.716
329-0492-001	MIDLAND	Midland Basin	Wing Resources II, LLC	S/2	33	36 T2S	T&P	A-492 & A-388	320.000	NPRI - FL	0.626
329-0501-001	MIDLAND	Midland Basin	Wing Resources, LLC	W2 of the NW4	19	36 T3S	T&P	A-501	80.699	MI	0.574
329-0501-001	MIDLAND	Midland Basin	Wing Resources, LLC	W2 of the NW4	19	36 T3S	T&P	A-501	80.699	MI	0.574
329-0501-002	MIDLAND	Midland Basin	Wing Resources, LLC	W2 of the SW4	19	36 T3S	T&P	A-501	80.699	MI	0.745
329-0501-002	MIDLAND	Midland Basin	Wing Resources, LLC	W2 of the SW4	19	36 T3S	T&P	A-501	80.699	MI	0.745
329-0501-003	MIDLAND	Midland Basin	Wing Resources, LLC	E2 of the SW4	19	36 T3S	T&P	A-501	80.699	MI	0.745
329-0501-003	MIDLAND	Midland Basin	Wing Resources, LLC	E2 of the SW4	19	36 T3S	T&P	A-501	80.699	MI	0.745
329-0501-004	MIDLAND	Midland Basin	Wing Resources, LLC	W2 of the SE4, NE4	19	36 T3S	T&P	A-501	242.096	MI	2.236
329-0501-004	MIDLAND	Midland Basin	Wing Resources, LLC	W2 of the SE4, NE4	19	36 T3S	T&P	A-501	242.096	MI	2.236
329-0501-005	MIDLAND	Midland Basin	Wing Resources, LLC	E2 of the SE4	19	36 T3S	T&P	A-501	80.699	MI	0.745
329-0501-005	MIDLAND	Midland Basin	Wing Resources, LLC	E2 of the SE4	19	36 T3S	T&P	A-501	80.699	MI	0.745
329-0501-006	MIDLAND	Midland Basin	Wing Resources, LLC	E2 of the NW4	19	36 T3S	T&P	A-501	80.699	MI	0.125
329-0501-006	MIDLAND	Midland Basin	Wing Resources, LLC	E2 of the NW4	19	36 T3S	T&P	A-501	80.699	MI	0.125
329-0537-001	MIDLAND	Midland Basin	Wing Resources II, LLC	ALL	1	37 T2S	T&P	A-537	160.000	NPRI - FL	1.273
329-0546-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4 & NW/4 of the SW/4	3	37 T5S	T&P	A-546	200.000	NPRI - FL	1.562
329-0546-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4 & NW/4 of the SW/4	3	37 T5S	T&P	A-546	200.000	NPRI - FL	1.562
329-0546-002	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of SW/4,NE/4 of SW/4	3	37 T5S	T&P	A-546 & A-1180	120.000	NPRI - FL	1.875
329-0547-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 of the NW/4	13	37 T3S	T&P	A-547	80.000	MI	0.446
329-0547-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 of the NW/4	13	37 T3S	T&P	A-547	80.000	MI	0.446
329-0547-002	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4 of the NW/4	13	37 T3S	T&P	A-547	40.000	MI	0.223

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
329-0547-002	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4 of the NW/4	13	37 T3S	T&P	A-547	40.000	MI	0.223
329-0547-003	MIDLAND	Midland Basin	Wing Resources, LLC	SE/4 of the NW/4	13	37 T3S	T&P	A-547	40.000	MI	0.223
329-0547-003	MIDLAND	Midland Basin	Wing Resources, LLC	SE/4 of the NW/4	13	37 T3S	T&P	A-547	40.000	MI	0.223
329-0547-004	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	13	37 T3S	T&P	A-547	160.000	MI	0.892
329-0547-004	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	13	37 T3S	T&P	A-547	160.000	MI	0.892
329-0547-005	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4	13	37 T3S	T&P	A-547	160.000	MI	0.892
329-0547-005	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4	13	37 T3S	T&P	A-547	160.000	MI	0.892
329-0547-006	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of the SE/4	13	37 T3S	T&P	A-547	80.000	MI	0.520
329-0547-006	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of the SE/4	13	37 T3S	T&P	A-547	80.000	MI	0.520
329-0548-001	MIDLAND	Midland Basin	Wing Resources II, LLC	N/2	25	37 T3S	T&P	A-548	320.000	NPRI - FL	1.507
329-0548-002	MIDLAND	Midland Basin	Wing Resources II, LLC	S/2	25	37 T3S	T&P	A-548	320.000	NPRI - FL	1.152
329-0553-001	MIDLAND, GLASSCOCK	Midland Basin	Wing Resources II, LLC	ALL	23	37 T4S		A-553, A-895	640.000	NPRI - FL	4.137
329-0554-001	MIDLAND	Midland Basin	Wing Resources II, LLC	E/2 + SW/4	27	37 T4S	T&P	A-554	480.000	MI	22.499
329-0554-002	MIDLAND	Midland Basin	Wing Resources II, LLC	NW/4	27	37 T4S	T&P	A-554	160.000	MI	7.500
329-0556-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	31	37 T4S	T&P	A-556	640.000	NPRI - FL	10.000
329-0556-001	MIDLAND	Midland Basin	Wing Resources II, LLC	All	31	37 T4S	T&P	A-556	640.000	NPRI - FL	7.501
329-0558-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	9	37 T5S	T&P	A-558	160.000	NPRI - FX	0.417
329-0558-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	9	37 T5S	T&P	A-558	160.000	NPRI - FX	0.253
329-0558-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	9	37 T5S	T&P	A-558	160.000	NPRI - FL	0.250
329-0558-002	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	9	37 T5S	T&P	A-558	160.000	NPRI - FX	0.417
329-0558-002	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	9	37 T5S	T&P	A-558	160.000	NPRI - FX	0.253
329-0558-002	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	9	37 T5S	T&P	A-558	160.000	NPRI - FL	0.250
329-0558-003	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4	9	37 T5S	T&P	A-558	160.000	NPRI - FX	0.417
329-0558-003	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4	9	37 T5S	T&P	A-558	160.000	NPRI - FX	0.253
329-0558-003	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4	9	37 T5S	T&P	A-558	160.000	NPRI - FL	0.250
329-0558-004	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 of the SE/4	9	37 T5S	T&P	A-558	80.000	NPRI - FX	0.208
329-0558-004	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 of the SE/4	9	37 T5S	T&P	A-558	80.000	NPRI - FX	0.127
329-0558-004	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 of the SE/4	9	37 T5S	T&P	A-558	80.000	NPRI - FL	0.125
329-0558-005	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of the SE/4	9	37 T5S	T&P	A-558	80.000	NPRI - FX	0.208
329-0558-005	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of the SE/4	9	37 T5S	T&P	A-558	80.000	NPRI - FX	0.127
329-0558-005	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of the SE/4	9	37 T5S	T&P	A-558	80.000	NPRI - FL	0.125
329-0559-001	MIDLAND	Midland Basin	Wing Resources II, LLC	SW/4	45	36 T1S	T&P	A-559	160.300	NPRI - FL	17.533

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
329-0559-001	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4	45	36 T1S	T&P	A-559	160.300	NPRI - FL	0.250
329-0559-002	MIDLAND	Midland Basin	Wing Resources II, LLC	E/2 of the NE/4	45	36 T1S	T&P	A-559	80.000	NPRI - FL	4.375
329-0559-002	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 of the NE/4	45	36 T1S	T&P	A-559	80.000	NPRI - FL	0.063
329-0559-003	MIDLAND	Midland Basin	Wing Resources II, LLC	NW/4	45	36 T1S	T&P	A-559	160.000	NPRI - FL	8.750
329-0559-003	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	45	36 T1S	T&P	A-559	160.000	NPRI - FL	0.125
329-0559-004	MIDLAND	Midland Basin	Wing Resources II, LLC	W/2 of the NE/4	45	36 T1S	T&P	A-559	80.000	NPRI - FL	4.375
329-0559-004	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 of the NE/4	45	36 T1S	T&P	A-559	80.000	NPRI - FL	0.063
329-0583-001	MIDLAND	Midland Basin	Wing Resources II, LLC	ALL	1	38 T2S	T&P	A-583	162.300	NPRI - FL	1.291
329-0588-001	MIDLAND	Midland Basin	Wing Resources II, LLC	N2		38 T2S	T&PRR	A-588	80.300	MI	6.889
329-0591-001	MIDLAND	Midland Basin	Wing Resources, LLC	All		38 T2S	SPARKS M E	A-591	161.800	MI	6.742
329-0608-001	MIDLAND	Midland Basin	Wing Resources II, LLC	W2 NW4	2	38 T2S	D Stewart Survey	A-608	80.000	MI	3.000
329-0608-001	MIDLAND	Midland Basin	Wing Resources II, LLC	W2 NW4	2	38 T2S	D Stewart Survey	A-608	80.000	MI	3.000
329-0608-001	MIDLAND	Midland Basin	Wing Resources II, LLC	W2 NW4	2	38 T2S	D Stewart Survey	A-608	80.000	MI	0.364
329-0608-001	MIDLAND	Midland Basin	Wing Resources II, LLC	W2 NW4	2	38 T2S	D Stewart Survey	A-608	80.000	MI	0.364
329-0608-002	MIDLAND	Midland Basin	Wing Resources II, LLC	E2 NW4	2	38 T2S	D Stewart Survey	A-608	80.000	MI	3.000
329-0608-002	MIDLAND	Midland Basin	Wing Resources II, LLC	E2 NW4	2	38 T2S	D Stewart Survey	A-608	80.000	MI	3.000
329-0608-002	MIDLAND	Midland Basin	Wing Resources II, LLC	E2 NW4	2	38 T2S	D Stewart Survey	A-608	80.000	MI	0.364
329-0608-002	MIDLAND	Midland Basin	Wing Resources II, LLC	E2 NW4	2	38 T2S	D Stewart Survey	A-608	80.000	MI	0.364
329-0621-001	MIDLAND	Midland Basin	Wing Resources II, LLC	ALL	102	38 T2S		A-621	160.000	NPRI - FL	2.986
329-0634-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	102	38 T2S	NEWCOMER D M	A-634	160.000	MI	10.000
329-0635-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 (Both Surveys)	102	38 T2S	MILLER C A & NEWCOMER J	A-633 & A-635	81.770	MI	16.668
329-0635-002	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 of A-633 & A-635, All of A-1422	102	38 T2S	MILLER C A NEWCOMER J HEARD LF 102	A-633, A-635 & A-1398	80.000	MI	10.000
329-0684-001	MIDLAND	Midland Basin	Wing Resources II, LLC	N/2	12	39 T1S/X	HILLIARD H P	A-684	320.000	NPRI - FL	14.999
329-0684-001	MIDLAND	Midland Basin	Wing Resources, LLC	N/2	12	39 T1S/X	HILLIARD H P	A-684	320.000	NPRI - FL	5.625
329-0692-001	MIDLAND	Midland Basin	Wing Resources II, LLC	S/2	20	38 T1S	T&P	A-692	320.000	ORRI	13.600
329-0706-001	MIDLAND	Midland Basin	Wing Resources, LLC	S160acs of the W/2 of the S400acs	16	39 T2S	T&P	A-706	160.000	MI	3.810
329-0708-001	MIDLAND	Midland Basin	Wing Resources, LLC	West 120 Ac. of S2	20	39 T2S	T&PRR	A-708	120.000	MI	17.778
329-0714-001	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 of the NW/4	14	38 T2S	T&P	A-714	80.000	MI	0.500
329-0714-002	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of the NW/4	14	38 T2S	T&P	A-714	80.000	MI	0.500
329-0726-001	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	48	37 T1S	T&P	A-726	164.500	ORRI	10.967
329-0728-001	MIDLAND	Midland Basin	Wing Resources, LLC	155acs out of the N/2	48	38 T1S	T&P	A-728	155.000	MI	3.875
329-0728-002	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4 & N/2 of the SW/4	48	38 T1S	T&P	A-728	240.000	MI	39.999

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
329-0728-003	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of the SW/4	48	38 T1S	T&P	A-728	80.000	MI	13.333
329-0731-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW4	12	38 T2S	T&P	A-731	160.000	ORRI	4.800
329-0731-002	MIDLAND	Midland Basin	Wing Resources II, LLC	SW4	12	38 T2S	T&P	A-731	160.000	NPRI - FL	2.657
329-0732-001	MIDLAND	Midland Basin	Wing Resources II, LLC	W/39.52 of N/77.54	4	38 T2S	T&P	A-732	39.516	MI	13.172
329-0732-002	MIDLAND	Midland Basin	Wing Resources II, LLC	E/38.024ac of N/77.54ac	4	38 T2S	T&P	A-732	38.020	MI	10.140
329-0732-003	MIDLAND	Midland Basin	Wing Resources II, LLC	SW 40.775 AC OF N157.54 of S237.54 of E335	4	38 T2S	T&P	A-732	40.775	MI	13.592
329-0732-004	MIDLAND	Midland Basin	Wing Resources II, LLC	W 40.772 AC OF S80ac S237.54 of E335	4	38 T2S	T&P	A-732	40.772	MI	27.181
329-0732-005	MIDLAND	Midland Basin	Wing Resources II, LLC	SE/40.775ac of N/157.54ac of S/237.54ac of E/335ac	4	38 T2S	T&P	A-732	40.775	MI	13.592
329-0732-006	MIDLAND	Midland Basin	Wing Resources II, LLC	E/39.228ac of S/80ac of S/237.54ac of E/335ac	4	38 T2S	T&P	A-732	39.228	MI	26.152
329-0740-001	MIDLAND	Midland Basin	Wing Resources II, LLC	E/2	46	36 T1S	T&P	A-740	323.900	NPRI - FL	26.570
329-0740-001	MIDLAND	Midland Basin	Wing Resources, LLC	E/2	46	36 T1S	T&P	A-740	323.900	NPRI - FL	0.380
329-0740-002	MIDLAND	Midland Basin	Wing Resources II, LLC	SW/4 of 39 & W/2 of 46	39, 46	36 T1S	T&P	A-740, A-1380	487.500	NPRI - FL	34.051
329-0740-002	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4 of 39 & W/2 of 46	39, 46	36 T1S	T&P	A-740, A-1380	487.500	NPRI - FL	0.381
329-0742-001	MIDLAND	Midland Basin	Wing Resources II, LLC	S/2 of the NW/4 & SW/4	38	36 T1S	T&P	A-742	240.000	NPRI - FL	2.813
329-0742-001	MIDLAND	Midland Basin	Wing Resources II, LLC	S/2 of the NW/4 & SW/4	38	36 T1S	T&P	A-742	240.000	NPRI - FL	2.813
329-0742-001	MIDLAND	Midland Basin	Wing Resources II, LLC	S/2 of the NW/4 & SW/4	38	36 T1S	T&P	A-742	240.000	NPRI - FL	1.406
329-0742-001	MIDLAND	Midland Basin	Wing Resources II, LLC	S/2 of the NW/4 & SW/4	38	36 T1S	T&P	A-742	240.000	NPRI - FL	1.406
329-0742-001	MIDLAND	Midland Basin	Wing Resources II, LLC	S/2 of the NW/4 & SW/4	38	36 T1S	T&P	A-742	240.000	NPRI - FL	0.938
329-0742-001	MIDLAND	Midland Basin	Wing Resources II, LLC	S/2 of the NW/4 & SW/4	38	36 T1S	T&P	A-742	240.000	NPRI - FL	0.938
329-0757-001	MIDLAND	Midland Basin	Wing Resources, LLC	W2 (LYING NORTH OF THE EASEMENT	6	39 T2S	T&P	A-757	182.700	MI	12.180
329-0757-001	MIDLAND	Midland Basin	Wing Resources, LLC	W2 (LYING NORTH OF THE EASEMENT	6	39 T2S	T&P	A-757	182.700	MI	12.180
329-0764-001	MIDLAND	Midland Basin	Wing Resources, LLC	All of Section 30, Block 39, T2S	30	39 T2S	T&PRR	A-764	656.000	MI	97.185
329-0766-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	18	40 T3S	T&P	A-766	640.000	NPRI - FL	17.778
329-0766-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	18	40 T3S	T&P	A-766	640.000	ORRI	0.399
329-0768-001	MIDLAND	Midland Basin	Wing Resources, LLC	All S&E S/2 of the SE/4	26	40 T3S	T&P	A-768	560.000	NPRI - FL	15.556
329-0769-001	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	10	40 T3S	T&P	A-769	160.000	ORRI	0.060
329-0776-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/3	40	40 T2S		A-776	220.000	MI	34.000
329-0778-001	MIDLAND	Midland Basin	Wing Resources, LLC	SE/4	12	41 T3S	T&P	A-778	160.000	ORRI	15.949
329-0780-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	2	40 T3S	T&P	A-780	160.000	ORRI	15.949
329-0780-002	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 SE/4	2	40 T3S	T&P	A-780	80.000	ORRI	7.974
329-0786-001	MIDLAND	Midland Basin	Wing Resources II, LLC	E/2 of the NE/4	2	38 T3S	T&P	A-786	80.000	NPRI - FL	4.444
329-0786-002	MIDLAND	Midland Basin	Wing Resources II, LLC	W/2 of the NE/4	2	38 T3S	T&P	A-786	80.000	NPRI - FL	4.445

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
329-0786-003	MIDLAND	Midland Basin	Wing Resources II, LLC	SW/4 & S/2 of the NW/4	2	38 T3S	T&P	A-786	240.000	NPRI - FL	13.332
329-0786-004	MIDLAND	Midland Basin	Wing Resources II, LLC	N/2 OF NW/4	2	38 T3S	T&P	A-786	80.000	NPRI - FL	4.444
329-0786-005	MIDLAND	Midland Basin	Wing Resources II, LLC	W/2 of the SE/4	2	38 T3S	T&P	A-786	80.000	NPRI - FL	4.444
329-0786-006	MIDLAND	Midland Basin	Wing Resources II, LLC	E/2 of the SE/4	2	38 T3S	T&P	A-786	80.000	NPRI - FL	4.445
329-0788-001	MARTIN, MIDLAND	Midland Basin	Wing Resources, LLC	All	33 & 40	36 T1S	T&P	A-1364, A-788, A-683	1,280.000	NPRI - FL	1.011
329-0798-001	MIDLAND	Midland Basin	Wing Resources, LLC	SE4	22	38 T3S	T&P	A-798	163.577	NPRI - FL	0.170
329-0798-001	MIDLAND	Midland Basin	Wing Resources, LLC	SE4	22	38 T3S	T&P	A-798	163.577	NPRI - FL	0.170
329-0798-001	MIDLAND	Midland Basin	Wing Resources, LLC	SE4	22	38 T3S	T&P	A-798	163.577	NPRI - FX	0.204
329-0798-002	MIDLAND	Midland Basin	Wing Resources, LLC	SW4	22	38 T3S	T&P	A-798	163.577	NPRI - FL	0.170
329-0798-002	MIDLAND	Midland Basin	Wing Resources, LLC	SW4	22	38 T3S	T&P	A-798	163.577	NPRI - FL	0.170
329-0798-003	MIDLAND	Midland Basin	Wing Resources, LLC	W2 NW4	22	38 T3S	T&P	A-798	81.788	NPRI - FL	0.085
329-0798-003	MIDLAND	Midland Basin	Wing Resources, LLC	W2 NW4	22	38 T3S	T&P	A-798	81.788	NPRI - FL	0.085
329-0798-004	MIDLAND	Midland Basin	Wing Resources, LLC	E2 NW4	22	38 T3S	T&P	A-798	81.788	NPRI - FL	0.085
329-0798-004	MIDLAND	Midland Basin	Wing Resources, LLC	E2 NW4	22	38 T3S	T&P	A-798	81.788	NPRI - FL	0.085
329-0798-005	MIDLAND	Midland Basin	Wing Resources, LLC	NE4	22	38 T3S	T&P	A-798	163.577	NPRI - FL	0.170
329-0798-005	MIDLAND	Midland Basin	Wing Resources, LLC	NE4	22	38 T3S	T&P	A-798	163.577	NPRI - FL	0.170
329-0810-001	MIDLAND	Midland Basin	Wing Resources II, LLC	ALL	34	41 T3S	T&P	A-810	657.540	NPRI - FL	5.636
329-0815-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 of the E/2 & W/2	6	40 T3S	T&P	A-815	478.150	MI	7.471
329-0815-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 of the E/2 & W/2	6	40 T3S	T&P	A-815	478.150	ORRI	0.145
329-0815-002	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 of the E/2	6	40 T3S	T&P	A-815	163.700	MI	2.558
329-0816-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/3/4 of the S/2	14	40 T3S	T&P	A-816	240.000	MI	3.750
329-0816-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/3/4 of the S/2	14	40 T3S	T&P	A-816	240.000	ORRI	0.073
329-0816-002	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 of the SE/4	14	40 T3S	T&P	A-816	80.000	MI	1.250
329-0816-003	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	14	40 T3S	T&P	A-816	160.000	MI	2.500
329-0833-001	MIDLAND	Midland Basin	Wing Resources II, LLC	S/2	34	37 T1S		A-833	320.000	NPRI - FL	0.858
329-0834-001	MIDLAND	Midland Basin	Wing Resources II, LLC	ALL	38	37 T1S		A-834	640.000	NPRI - FL	1.715
329-0835-001	MIDLAND	Midland Basin	Wing Resources II, LLC	W/2	32	38 T2S	T&P	A-835	320.000	NPRI - FL	17.777
329-0835-002	MIDLAND	Midland Basin	Wing Resources II, LLC	E/2 of the E/2	32	38 T2S	T&P	A-835	164.000	NPRI - FL	9.111
329-0835-003	MIDLAND	Midland Basin	Wing Resources II, LLC	W/2 of the E/2	32	38 T2S	T&P	A-835	160.000	NPRI - FL	8.888
329-0838-001	MIDLAND	Midland Basin	Wing Resources, LLC	S/2	10	38 T3S	T&P	838	329.250	MI	36.358
329-0838-002	MIDLAND	Midland Basin	Wing Resources, LLC	E2 of NW/4	10	38 T3S	T&P/Smyth, M	838	80.000	MI	5.663
329-0838-003	MIDLAND	Midland Basin	Wing Resources, LLC	W2 of NW/4	10	38 T3S	T&P	838	80.000	MI	5.663

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
329-0838-004	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	10	38 T3S	T&P	838	160.000	MI	5.325
329-0840-001	MIDLAND	Midland Basin	Wing Resources II, LLC	NE4	24	39 T2S	T&P	A-840	162.300	MI	9.163
329-0840-001	MIDLAND	Midland Basin	Wing Resources, LLC	NE4	24	39 T2S	T&P	A-840	162.300	MI	7.542
329-0840-002	MIDLAND	Midland Basin	Wing Resources II, LLC	SE4	24	39 T2S	T&P	A-1459, A-840	160.000	MI	8.417
329-0840-002	MIDLAND	Midland Basin	Wing Resources, LLC	SE4	24	39 T2S	T&P	A-1459, A-840	160.000	MI	4.414
329-0840-003	MIDLAND	Midland Basin	Wing Resources II, LLC	N2 SW4	24	39 T2S	T&P	A-840	80.000	MI	4.209
329-0840-003	MIDLAND	Midland Basin	Wing Resources, LLC	N2 SW4	24	39 T2S	T&P	A-840	80.000	MI	2.207
329-0841-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	8	37 T5S	T&P	A-841	160.000	NPRI - FX	0.417
329-0841-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	8	37 T5S	T&P	A-841	160.000	NPRI - FX	0.253
329-0841-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	8	37 T5S	T&P	A-841	160.000	NPRI - FL	0.125
329-0841-002	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	8	37 T5S	T&P	A-841	160.000	NPRI - FX	0.417
329-0841-002	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	8	37 T5S	T&P	A-841	160.000	NPRI - FX	0.253
329-0841-002	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	8	37 T5S	T&P	A-841	160.000	NPRI - FL	0.125
329-0841-003	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4	8	37 T5S	T&P	A-841	160.000	NPRI - FX	0.417
329-0841-003	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4	8	37 T5S	T&P	A-841	160.000	NPRI - FX	0.253
329-0841-003	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4	8	37 T5S	T&P	A-841	160.000	NPRI - FL	0.124
329-0841-004	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 of the SE/4	8	37 T5S	T&P	A-841	80.000	NPRI - FX	0.208
329-0841-004	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 of the SE/4	8	37 T5S	T&P	A-841	80.000	NPRI - FX	0.127
329-0841-004	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 of the SE/4	8	37 T5S	T&P	A-841	80.000	NPRI - FL	0.063
329-0841-005	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of the SE/4	8	37 T5S	T&P	A-841	80.000	NPRI - FX	0.208
329-0841-005	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of the SE/4	8	37 T5S	T&P	A-841	80.000	NPRI - FX	0.127
329-0841-005	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of the SE/4	8	37 T5S	T&P	A-841	80.000	NPRI - FL	0.063
329-0859-001	MIDLAND	Midland Basin	Wing Resources II, LLC	ALL	34	37 T4S		A-859	640.000	NPRI - FL	4.137
329-0862-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	6	37 T4S	T&P	A-862	640.000	ORRI	4.667
329-0864-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	2	38 T4S	T&P	A-864	665.000	ORRI	4.849
329-0869-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	38	38 T4S	T&P	A-869	666.300	NPRI - FL	1.112
329-0883-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/3	7	40 T2S		A-883	217.200	MI	31.904
329-0886-001	MIDLAND	Midland Basin	Wing Resources II, LLC	E/2 of the E/2	8	40 T2S	DAUGHERTY M	A-886	213.630	MI	3.336
329-0888-001	MIDLAND	Midland Basin	Wing Resources II, LLC	SW4	30	40 T2S	T&P RR CO/J B DAUGHERTY	A-888	167.300	MI	133.840
329-0888-002	MIDLAND	Midland Basin	Wing Resources II, LLC	NE4	30	40 T2S	T&P RR CO/J B DAUGHERTY	A-888	167.500	MI	7.075
329-0889-001	MIDLAND, GLASSCOCK	Midland Basin	Wing Resources II, LLC	ALL	26	37 T4S		A-889, A-1239	640.000	NPRI - FL	4.137
329-0892-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	18	37 T4S	T&P	A-892	160.000	ORRI	1.167

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
329-0892-002	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	18	37 T4S	T&P	A-892	160.000	ORRI	1.167
329-0893-001	MIDLAND	Midland Basin	Wing Resources II, LLC	ALL	22	37 T4S		A-893	640.000	NPRI - FL	4.137
329-0894-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	30	37 T4S	T&P	A-894	640.000	ORRI	8.167
329-0894-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	30	37 T4S	T&P	A-894	640.000	ORRI	4.083
329-0896-001	MIDLAND	Midland Basin	Wing Resources II, LLC	ALL	28	37 T4S		A-896	640.000	NPRI - FL	4.137
329-0901-001	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 of the NW/4	14	37 T3S	T&P	A-901	81.000	MI	0.520
329-0901-001	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 of the NW/4	14	37 T3S	T&P	A-901	81.000	MI	0.520
329-0901-002	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4 of the NW/4	14	37 T3S	T&P	A-901	40.500	MI	0.246
329-0901-002	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4 of the NW/4	14	37 T3S	T&P	A-901	40.500	MI	0.246
329-0901-003	MIDLAND	Midland Basin	Wing Resources, LLC	SE/4 of the NW/4	14	37 T3S	T&P	A-901	40.500	MI	0.246
329-0901-003	MIDLAND	Midland Basin	Wing Resources, LLC	SE/4 of the NW/4	14	37 T3S	T&P	A-901	40.500	MI	0.246
329-0901-004	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	14	37 T3S	T&P	A-901	162.000	MI	0.985
329-0901-004	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	14	37 T3S	T&P	A-901	162.000	MI	0.985
329-0901-005	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4	14	37 T3S	T&P	A-901	162.000	MI	0.985
329-0901-005	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4	14	37 T3S	T&P	A-901	162.000	MI	0.985
329-0901-006	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4 of the SE/4	14	37 T3S	T&P	A-901	40.500	MI	0.246
329-0901-006	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4 of the SE/4	14	37 T3S	T&P	A-901	40.500	MI	0.246
329-0901-007	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4 of the SE/4	14	37 T3S	T&P	A-901	40.500	MI	0.232
329-0901-007	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4 of the SE/4	14	37 T3S	T&P	A-901	40.500	MI	0.232
329-0901-008	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 of the SE/4	14	37 T3S	T&P	A-901	81.000	MI	0.492
329-0901-008	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 of the SE/4	14	37 T3S	T&P	A-901	81.000	MI	0.492
329-0902-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW4 NW4	10	37 T3S	T&P	A-902	40.594	MI	0.233
329-0902-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW4 NW4	10	37 T3S	T&P	A-902	40.594	MI	0.233
329-0902-002	MIDLAND	Midland Basin	Wing Resources, LLC	NE4 NW4	10	37 T3S	T&P	A-902	40.594	MI	0.233
329-0902-002	MIDLAND	Midland Basin	Wing Resources, LLC	NE4 NW4	10	37 T3S	T&P	A-902	40.594	MI	0.233
329-0902-003	MIDLAND	Midland Basin	Wing Resources, LLC	SW4 NW4	10	37 T3S	T&P	A-902	40.594	MI	0.233
329-0902-003	MIDLAND	Midland Basin	Wing Resources, LLC	SW4 NW4	10	37 T3S	T&P	A-902	40.594	MI	0.233
329-0902-004	MIDLAND	Midland Basin	Wing Resources, LLC	SE4 NW4	10	37 T3S	T&P	A-902	40.594	MI	0.233
329-0902-004	MIDLAND	Midland Basin	Wing Resources, LLC	SE4 NW4	10	37 T3S	T&P	A-902	40.594	MI	0.233
329-0902-005	MIDLAND	Midland Basin	Wing Resources, LLC	SW4	10	37 T3S	T&P	A-902	162.375	MI	0.933
329-0902-005	MIDLAND	Midland Basin	Wing Resources, LLC	SW4	10	37 T3S	T&P	A-902	162.375	MI	0.933
329-0902-006	MIDLAND	Midland Basin	Wing Resources, LLC	W2 SE4	10	37 T3S	T&P	A-902	81.188	MI	0.466

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
329-0902-006	MIDLAND	Midland Basin	Wing Resources, LLC	W2 SE4	10	37 T3S	T&P	A-902	81.188	MI	0.466
329-0902-007	MIDLAND	Midland Basin	Wing Resources, LLC	NE4	10	37 T3S	T&P	A-902	162.375	MI	0.933
329-0902-007	MIDLAND	Midland Basin	Wing Resources, LLC	NE4	10	37 T3S	T&P	A-902	162.375	MI	0.933
329-0902-008	MIDLAND	Midland Basin	Wing Resources, LLC	E2 SE4	10	37 T3S	T&P	A-902	81.188	MI	0.466
329-0902-008	MIDLAND	Midland Basin	Wing Resources, LLC	E2 SE4	10	37 T3S	T&P	A-902	81.188	MI	0.466
329-0903-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4 of the NW/4	16	37 T3S	T&P	A-903	40.544	MI	0.232
329-0903-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4 of the NW/4	16	37 T3S	T&P	A-903	40.544	MI	0.232
329-0903-002	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4 of the NW/4	16	37 T3S	T&P	A-903	40.544	MI	0.232
329-0903-002	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4 of the NW/4	16	37 T3S	T&P	A-903	40.544	MI	0.232
329-0903-003	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4, N/2 of the SE/4, E/2 of the NW/4, SW/4	16	37 T3S	T&P	A-903	486.525	MI	2.779
329-0903-003	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4, N/2 of the SE/4, E/2 of the NW/4, SW/4	16	37 T3S	T&P	A-903	486.525	MI	2.779
329-0903-004	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of the SE/4	16	37 T3S	T&P	A-903	81.088	MI	0.463
329-0903-004	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of the SE/4	16	37 T3S	T&P	A-903	81.088	MI	0.463
329-0904-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	2	37 T3S	T&P	A-904	162.750	MI	0.936
329-0904-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	2	37 T3S	T&P	A-904	162.750	MI	0.936
329-0904-002	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4 & N/2 of the SW/4	2	37 T3S	T&P	A-904	162.750	MI	0.936
329-0904-002	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4 & N/2 of the SW/4	2	37 T3S	T&P	A-904	162.750	MI	0.936
329-0904-003	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4 & N/2 of the SW/4	2	37 T3S	T&P	A-904	81.375	MI	0.468
329-0904-003	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4 & N/2 of the SW/4	2	37 T3S	T&P	A-904	81.375	MI	0.468
329-0904-004	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of the SW/4	2	37 T3S	T&P	A-904	81.375	MI	0.468
329-0904-004	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of the SW/4	2	37 T3S	T&P	A-904	81.375	MI	0.468
329-0904-005	MIDLAND	Midland Basin	Wing Resources, LLC	SE/4	2	37 T3S	T&P	A-904	162.750	MI	0.936
329-0904-005	MIDLAND	Midland Basin	Wing Resources, LLC	SE/4	2	37 T3S	T&P	A-904	162.750	MI	0.936
329-0906-001	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4	18	37 T3S	T&P	906	160.000	MI	11.325
329-0906-002	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	18	37 T3S	T&P/ Fowler, FA	906	160.000	MI	11.325
329-0906-003	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	18	37 T3S	T&P	906	160.000	MI	11.325
329-0906-004	MIDLAND	Midland Basin	Wing Resources, LLC	SE/4	18	37 T3S	T&P	906	160.000	MI	5.325
329-0907-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 of the W/2	4	37 T3S	T&P	A-907	162.750	MI	0.767
329-0907-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 of the W/2	4	37 T3S	T&P	A-907	162.750	MI	0.767
329-0907-002	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 of the W/2	4	37 T3S	T&P	A-907	162.750	MI	0.767
329-0907-002	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 of the W/2	4	37 T3S	T&P	A-907	162.750	MI	0.767
329-0907-003	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4 of the NE/4	4	37 T3S	T&P	A-907	40.688	MI	0.192
329-0907-003	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4 of the NE/4	4	37 T3S	T&P	A-907	40.688	MI	0.192

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
329-0907-004	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4 of the NE/4	4	37 T3S	T&P	A-907	40.688	MI	0.539
329-0907-004	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4 of the NE/4	4	37 T3S	T&P	A-907	40.688	MI	0.539
329-0907-005	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4 of the NE/4	4	37 T3S	T&P	A-907	40.688	MI	0.192
329-0907-005	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4 of the NE/4	4	37 T3S	T&P	A-907	40.688	MI	0.192
329-0907-006	MIDLAND	Midland Basin	Wing Resources, LLC	SE/4 of the NE/4	4	37 T3S	T&P	A-907	40.688	MI	0.332
329-0907-006	MIDLAND	Midland Basin	Wing Resources, LLC	SE/4 of the NE/4	4	37 T3S	T&P	A-907	40.688	MI	0.332
329-0907-007	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 of the SE/4	4	37 T3S	T&P	A-907	81.375	MI	0.383
329-0907-007	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 of the SE/4	4	37 T3S	T&P	A-907	81.375	MI	0.383
329-0907-008	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 of the SE/4	4	37 T3S	T&P	A-907	81.375	MI	0.383
329-0907-008	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 of the SE/4	4	37 T3S	T&P	A-907	81.375	MI	0.383
329-0910-001	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 of the NW/4	46	37 T4S	T&P	A-910	80.000	NPRI - FL	0.625
329-0910-001	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 of the NW/4	46	37 T4S	T&P	A-910	80.000	NPRI - FL	0.625
329-0910-002	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4 of the NW/4	46	37 T4S	T&P	A-910	40.000	NPRI - FL	0.313
329-0910-002	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4 of the NW/4	46	37 T4S	T&P	A-910	40.000	NPRI - FL	0.312
329-0910-003	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4 & SE/4 of the NW/4	46	37 T4S	T&P	A-910	200.000	NPRI - FL	1.563
329-0910-003	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4 & SE/4 of the NW/4	46	37 T4S	T&P	A-910	200.000	NPRI - FL	1.562
329-0917-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	42	38 T3S/A	GRAY G G	A-917	650.780	NPRI - FL	4.006
329-0924-001	MIDLAND	Midland Basin	Wing Resources II, LLC	All	12	37 T4S	T&P	A-924	640.000	MI	5.842
329-0925-001	GLASSCOCK	Midland Basin	Wing Resources II, LLC	NW/4	42	36 T3S	T&P	A-989 & A-925	160.000	MI	1.460
329-0926-001	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 of the N/2	44	37 T3S	T&P	A-926	160.000	ORRI	12.796
329-0931-001	MIDLAND	Midland Basin	Wing Resources, LLC	76 acres out of SE/4 N of ROW	8	38 T2S	T&P	A-931	76.000	MI	3.167
329-0931-002	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 S&E Portions South of HWY 158 ROW	8	38 T2S	T&P	A-931	313.000	MI	13.042
329-0932-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 of the NW/4	20	37 T3S	T&P	A-932	80.750	MI	0.462
329-0932-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 of the NW/4	20	37 T3S	T&P	A-932	80.750	MI	0.462
329-0932-002	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4 of the SE/4, E/2 of the W/2, NW/4 of the SW/4	20	37 T3S	T&P	A-932	242.250	MI	1.386
329-0932-002	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4 of the SE/4, E/2 of the W/2, NW/4 of the SW/4	20	37 T3S	T&P	A-932	242.250	MI	1.386
329-0932-003	MIDLAND	Midland Basin	Wing Resources, LLC	W2 of the NE4	20	37 T3S	T&P	A-932	80.750	MI	0.462
329-0932-003	MIDLAND	Midland Basin	Wing Resources, LLC	W2 of the NE4	20	37 T3S	T&P	A-932	80.750	MI	0.462
329-0932-004	MIDLAND	Midland Basin	Wing Resources, LLC	E2 of the NE4	20	37 T3S	T&P	A-932	80.750	MI	0.462
329-0932-004	MIDLAND	Midland Basin	Wing Resources, LLC	E2 of the NE4	20	37 T3S	T&P	A-932	80.750	MI	0.462
329-0932-005	MIDLAND	Midland Basin	Wing Resources, LLC	SW4 of the SW4	20	37 T3S	T&P	A-932	40.375	MI	0.094
329-0932-005	MIDLAND	Midland Basin	Wing Resources, LLC	SW4 of the SW4	20	37 T3S	T&P	A-932	40.375	MI	0.094

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
329-0932-006	MIDLAND	Midland Basin	Wing Resources, LLC	N2 of the SE4	20	37 T3S	T&P	A-932	80.750	MI	0.462
329-0932-006	MIDLAND	Midland Basin	Wing Resources, LLC	N2 of the SE4	20	37 T3S	T&P	A-932	80.750	MI	0.462
329-0932-007	MIDLAND	Midland Basin	Wing Resources, LLC	SE4 of the SE4	20	37 T3S	T&P	A-932	40.375	MI	0.431
329-0932-007	MIDLAND	Midland Basin	Wing Resources, LLC	SE4 of the SE4	20	37 T3S	T&P	A-932	40.375	MI	0.431
329-0933-001	MIDLAND	Midland Basin	Wing Resources, LLC	W2 SE4	26	37 T3S	T&P	A-933	80.000	MI	1.349
329-0933-001	MIDLAND	Midland Basin	Wing Resources, LLC	W2 SE4	26	37 T3S	T&P	A-933	80.000	MI	0.834
329-0933-001	MIDLAND	Midland Basin	Wing Resources, LLC	W2 SE4	26	37 T3S	T&P	A-933	80.000	MI	0.834
329-0933-002	MIDLAND	Midland Basin	Wing Resources, LLC	S2 SW4, NE4 SW4, SE4 NW4	26	37 T3S	T&P	A-933	163.660	MI	2.065
329-0933-002	MIDLAND	Midland Basin	Wing Resources, LLC	S2 SW4, NE4 SW4, SE4 NW4	26	37 T3S	T&P	A-933	163.660	MI	1.661
329-0933-002	MIDLAND	Midland Basin	Wing Resources, LLC	S2 SW4, NE4 SW4, SE4 NW4	26	37 T3S	T&P	A-933	163.660	MI	1.343
329-0933-003	MIDLAND	Midland Basin	Wing Resources, LLC	S2 NE4	26	37 T3S	T&P	A-933	81.830	MI	1.033
329-0933-003	MIDLAND	Midland Basin	Wing Resources, LLC	S2 NE4	26	37 T3S	T&P	A-933	81.830	MI	0.501
329-0933-003	MIDLAND	Midland Basin	Wing Resources, LLC	S2 NE4	26	37 T3S	T&P	A-933	81.830	MI	0.501
329-0933-004	MIDLAND	Midland Basin	Wing Resources, LLC	NW4 SW4, SW4 NW4	26	37 T3S	T&P	A-933	81.830	MI	1.033
329-0933-004	MIDLAND	Midland Basin	Wing Resources, LLC	NW4 SW4, SW4 NW4	26	37 T3S	T&P	A-933	81.830	MI	0.831
329-0933-004	MIDLAND	Midland Basin	Wing Resources, LLC	NW4 SW4, SW4 NW4	26	37 T3S	T&P	A-933	81.830	MI	0.672
329-0933-005	MIDLAND	Midland Basin	Wing Resources, LLC	SE4 SE4	26	37 T3S	T&P	A-933	40.406	MI	0.682
329-0933-005	MIDLAND	Midland Basin	Wing Resources, LLC	SE4 SE4	26	37 T3S	T&P	A-933	40.406	MI	0.421
329-0933-005	MIDLAND	Midland Basin	Wing Resources, LLC	SE4 SE4	26	37 T3S	T&P	A-933	40.406	MI	0.042
329-0933-006	MIDLAND	Midland Basin	Wing Resources, LLC	NE4 SE4	26	37 T3S	T&P	A-933	40.406	MI	0.682
329-0933-006	MIDLAND	Midland Basin	Wing Resources, LLC	NE4 SE4	26	37 T3S	T&P	A-933	40.406	MI	0.421
329-0933-006	MIDLAND	Midland Basin	Wing Resources, LLC	NE4 SE4	26	37 T3S	T&P	A-933	40.406	MI	0.421
329-0933-007	MIDLAND	Midland Basin	Wing Resources, LLC	N2 NW4	26	37 T3S	T&P	A-933	80.813	MI	0.613
329-0933-007	MIDLAND	Midland Basin	Wing Resources, LLC	N2 NW4	26	37 T3S	T&P	A-933	80.813	MI	0.613
329-0933-008	MIDLAND	Midland Basin	Wing Resources, LLC	N2 NE4	26	37 T3S	T&P	A-933	80.813	MI	0.383
329-0933-008	MIDLAND	Midland Basin	Wing Resources, LLC	N2 NE4	26	37 T3S	T&P	A-933	80.813	MI	0.383
329-0934-001	MIDLAND	Midland Basin	Wing Resources, LLC	NE4, N2 of the NW4	22	37 T3S	T&P	A-934	242.438	MI	1.388
329-0934-001	MIDLAND	Midland Basin	Wing Resources, LLC	NE4, N2 of the NW4	22	37 T3S	T&P	A-934	242.438	MI	1.388
329-0934-002	MIDLAND	Midland Basin	Wing Resources, LLC	S2 of the NW4	22	37 T3S	T&P	A-934	80.813	MI	0.463
329-0934-002	MIDLAND	Midland Basin	Wing Resources, LLC	S2 of the NW4	22	37 T3S	T&P	A-934	80.813	MI	0.463
329-0934-003	MIDLAND	Midland Basin	Wing Resources, LLC	SW4	22	37 T3S	T&P	A-934	161.625	MI	0.926
329-0934-003	MIDLAND	Midland Basin	Wing Resources, LLC	SW4	22	37 T3S	T&P	A-934	161.625	MI	0.926

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
329-0934-004	MIDLAND	Midland Basin	Wing Resources, LLC	W2 of the SE4	22	37 T3S	T&P	A-934	80.813	MI	0.463
329-0934-004	MIDLAND	Midland Basin	Wing Resources, LLC	W2 of the SE4	22	37 T3S	T&P	A-934	80.813	MI	0.463
329-0934-005	MIDLAND	Midland Basin	Wing Resources, LLC	E2 of the SE4	22	37 T3S	T&P	A-934	80.813	MI	0.463
329-0934-005	MIDLAND	Midland Basin	Wing Resources, LLC	E2 of the SE4	22	37 T3S	T&P	A-934	80.813	MI	0.463
329-0935-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2	38	37 T3S	T&P	A-935	320.000	NPRI - FL	8.889
329-0940-001	MIDLAND	Midland Basin	Wing Resources II, LLC	SE/4 of 45 & E/2 of 4	45 & 4	36 T1S, 36 T2S	T&P	A-559 & A-940	480.000	NPRI - FL	33.527
329-0940-001	MIDLAND	Midland Basin	Wing Resources, LLC	SE/4 of 45 & E/2 of 4	45 & 4	36 T1S, 36 T2S	T&P	A-559 & A-940	480.000	NPRI - FL	0.563
329-0940-002	MIDLAND	Midland Basin	Wing Resources II, LLC	NW/4	4	36 T2S	T&P	A-940	160.000	NPRI - FL	8.750
329-0940-002	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	4	36 T2S	T&P	A-940	160.000	NPRI - FL	0.125
329-0940-003	MIDLAND	Midland Basin	Wing Resources II, LLC	SW/4	4	36 T2S	T&P	A-940	160.000	NPRI - FL	13.125
329-0940-003	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4	4	36 T2S	T&P	A-940	160.000	NPRI - FL	0.188
329-0947-001	MIDLAND	Midland Basin	Wing Resources, LLC	E80acs of the S160acs of the W240acs of the E480acs	52	37 T2S	KING J M	A-947	80.000	ORRI	14.400
329-0954-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW4	24	37 T3S	T&P	A-954	165.300	MI	1.116
329-0954-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW4	24	37 T3S	T&P	A-954	165.300	MI	0.954
329-0954-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW4	24	37 T3S	T&P	A-954	165.300	MI	0.954
329-0954-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW4	24	37 T3S	T&P	A-954	165.300	NPRI - FL	0.858
329-0954-002	MIDLAND	Midland Basin	Wing Resources, LLC	W2 NE4	24	37 T3S	T&P	A-954	82.550	MI	0.572
329-0954-002	MIDLAND	Midland Basin	Wing Resources, LLC	W2 NE4	24	37 T3S	T&P	A-954	82.550	MI	0.477
329-0954-002	MIDLAND	Midland Basin	Wing Resources, LLC	W2 NE4	24	37 T3S	T&P	A-954	82.550	MI	0.477
329-0954-003	MIDLAND	Midland Basin	Wing Resources, LLC	E2 NE4	24	37 T3S	T&P	A-954	82.550	MI	0.572
329-0954-003	MIDLAND	Midland Basin	Wing Resources, LLC	E2 NE4	24	37 T3S	T&P	A-954	82.550	MI	0.477
329-0954-003	MIDLAND	Midland Basin	Wing Resources, LLC	E2 NE4	24	37 T3S	T&P	A-954	82.550	MI	0.477
329-0954-004	MIDLAND	Midland Basin	Wing Resources, LLC	SW4	24	37 T3S	T&P	A-954	165.100	MI	1.144
329-0954-004	MIDLAND	Midland Basin	Wing Resources, LLC	SW4	24	37 T3S	T&P	A-954	165.100	MI	0.953
329-0954-004	MIDLAND	Midland Basin	Wing Resources, LLC	SW4	24	37 T3S	T&P	A-954	165.100	MI	0.953
329-0954-005	MIDLAND	Midland Basin	Wing Resources, LLC	W2 SE4	24	37 T3S	T&P	A-954	82.550	MI	0.572
329-0954-005	MIDLAND	Midland Basin	Wing Resources, LLC	W2 SE4	24	37 T3S	T&P	A-954	82.550	MI	0.477
329-0954-005	MIDLAND	Midland Basin	Wing Resources, LLC	W2 SE4	24	37 T3S	T&P	A-954	82.550	MI	0.477
329-0957-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 OF SE/4	30	36 T3S	T&P	A-957	82.825	MI	1.582
329-0957-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 OF SE/4	30	36 T3S	T&P	A-957	82.825	MI	1.582
329-0957-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 OF SE/4	30	36 T3S	T&P	A-957	82.825	MI	2.209

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
329-0957-002	MIDLAND	Midland Basin	Wing Resources, LLC	W2	30	36 T3S	T&P	A-957	331.300	MI	4.122
329-0957-002	MIDLAND	Midland Basin	Wing Resources, LLC	W2	30	36 T3S	T&P	A-957	331.300	MI	4.122
329-0957-003	MIDLAND	Midland Basin	Wing Resources, LLC	W2 of the NE/4	30	36 T3S	T&P	A-957	82.825	MI	1.581
329-0957-003	MIDLAND	Midland Basin	Wing Resources, LLC	W2 of the NE/4	30	36 T3S	T&P	A-957	82.825	MI	1.581
329-0957-004	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 of the NE/4	30	36 T3S	T&P	A-957	82.825	MI	1.581
329-0957-004	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 of the NE/4	30	36 T3S	T&P	A-957	82.825	MI	1.581
329-0957-005	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 OF SE/4	30	36 T3S	T&P	A-957	82.825	MI	1.581
329-0957-005	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 OF SE/4	30	36 T3S	T&P	A-957	82.825	MI	1.581
329-0970-001	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 of the NE/4, NE/4 of the NW/4	28	39 T3S	T&P	A-970	640.000	ORRI	0.480
329-0977-001	MIDLAND, REAGAN, UPTON	Midland Basin	Wing Resources, LLC	ALL	16	37 T5S	T&P	A-977 & A-596	640.000	NPRI - FX	1.667
329-0977-001	MIDLAND, REAGAN, UPTON	Midland Basin	Wing Resources, LLC	ALL	16	37 T5S	T&P	A-977 & A-596	640.000	NPRI - FX	1.013
329-0977-001	MIDLAND, REAGAN, UPTON	Midland Basin	Wing Resources, LLC	ALL	16	37 T5S	T&P	A-977 & A-596	640.000	MI	0.998
329-0982-001	MIDLAND	Midland Basin	Wing Resources II, LLC	S/2, NE/4	46	37 T1S		A-982/948	480.000	NPRI - FL	1.716
329-0983-001	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of the SW/4 28 & E/2 of the SE/4 of 29	28, 29	37 T1S	T&P	A-983 & A-18	135.021	NPRI - FL	0.351
329-0990-001	MIDLAND	Midland Basin	Wing Resources, LLC	All, All	10, 11	38 T4S	T&P, T&P	A-990, A-173	1,280.000	ORRI	9.333
329-0992-001	MIDLAND	Midland Basin	Wing Resources, LLC	S38.95acs of the NW/4 & W/2 of the SW/4	26	39 T2S	T&P	A-992	118.950	MI - NON EXEC	2.974
329-0992-002	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 of the SE/4	26	39 T2S	T&P	A-992	85.265	MI	2.460
329-0992-003	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 of the SE/4	26	39 T2S	T&P	A-992	85.265	MI	2.460
329-0992-004	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 of the SW/4	26	39 T2S	T&P	A-992	80.000	MI - NON EXEC	2.000
329-0995-001	GLASSCOCK	Midland Basin	Wing Resources, LLC	E/2	18	34 T5S	T&P	A-995	320.000	NPRI - FL	8.889
329-1001-001	MIDLAND	Midland Basin	Wing Resources, LLC	E/2	54	37 T2S	VEAZEY J L	A-1001	320.000	ORRI	33.333
329-1001-001	MIDLAND	Midland Basin	Wing Resources II, LLC	E/2	54	37 T2S	VEAZEY J L	A-1001	320.000	MI	11.000
329-1021-001	MIDLAND	Midland Basin	Wing Resources II, LLC	All & N/2		38 T2S	COBB A M & SPENCER TF	A-1021 & A-592	165.000	MI	6.875
329-1021-001	MIDLAND	Midland Basin	Wing Resources II, LLC	All & N/2		38 T2S	COBB A M & SPENCER TF	A-1021 & A-592	165.000	MI	6.875
329-1027-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	5	40 T2S	ESTES	A-1027	163.480	ORRI	0.102
329-1031-001	MIDLAND	Midland Basin	Wing Resources II, LLC	SW/4 (ALL SF 5760)	1	37 T2S	GLENDENNING W	A-1031	160.000	MI	20.000
329-1034-001	MIDLAND	Midland Basin	Wing Resources II, LLC	NW/4 & NW/4 of the SW/4	36	37 T3S	T&P	A-1034	200.000	MI	1.826
329-1034-002	MIDLAND	Midland Basin	Wing Resources II, LLC	S/2 of SW/4 and NE/4 of SW/4	36	37 T3S	T&P	A-1034	120.000	MI	1.095
329-1034-003	MIDLAND	Midland Basin	Wing Resources II, LLC	NE/4	36	37 T3S	T&P	A-1034	160.000	MI	1.460
329-1034-004	MIDLAND	Midland Basin	Wing Resources II, LLC	SE/4	36	37 T3S	T&P	A-1034	160.000	MI	1.460
329-1071-001	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 of the NW/4	2	37 T2S	GLENDENNING W	A-1071	80.000	MI	13.333

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
329-1071-001	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 of the NW/4	2	37 T2S	GLENDENNING W	A-1071	80.000	ORRI	6.530
329-1071-002	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of the NW/4	2	37 T2S	GLENDENNING W	A-1071	80.000	MI	13.333
329-1071-002	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of the NW/4	2	37 T2S	GLENDENNING W	A-1071	80.000	ORRI	6.530
329-1071-003	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	2	37 T2S	GLENDENNING W	A-1071	160.000	MI	26.667
329-1083-001	MARTIN, MIDLAND	Midland Basin	Wing Resources, LLC	E/2 of NE/4	32	36 T1S	T&P	A-1083	80.000	NPRI - FL	1.333
329-1107-001	MIDLAND	Midland Basin	Wing Resources, LLC	All S&E 8, 9, 10 Wells Proration Units for BP-PNR Farmout	48	39 T3S	WALCOTT A J	A-1107	320.850	ORRI	0.241
329-1124-001	MIDLAND	Midland Basin	Wing Resources, LLC	10 Ac tract in SW4 of Section 42, Block 38, T1S	42	38 T1S	T&PRR	A-1124	10.000	MI	1.111
329-1134-001	MIDLAND	Midland Basin	Wing Resources, LLC	S/2	42	40 T1N	T&P	A-1134 & A-1081	326.300	MI	10.196
329-1136-001	MIDLAND	Midland Basin	Wing Resources II, LLC	E/2 of the SW/4	32	36 T2S	T&P	A-1136	82.725	MI	4.809
329-1136-001	MIDLAND	Midland Basin	Wing Resources II, LLC	E/2 of the SW/4	32	36 T2S	T&P	A-1136	82.725	MI	4.809
329-1136-001	MIDLAND	Midland Basin	Wing Resources II, LLC	E/2 of the SW/4	32	36 T2S	T&P	A-1136	82.725	MI	4.809
329-1136-002	MIDLAND	Midland Basin	Wing Resources II, LLC	W/2 of the SW/4	32	36 T2S	T&P	A-1136	82.725	MI	4.810
329-1136-002	MIDLAND	Midland Basin	Wing Resources II, LLC	W/2 of the SW/4	32	36 T2S	T&P	A-1136	82.725	MI	4.810
329-1136-002	MIDLAND	Midland Basin	Wing Resources II, LLC	W/2 of the SW/4	32	36 T2S	T&P	A-1136	82.725	MI	4.810
329-1137-001	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of SW/4 and NW/4 of SW/4	14	41 T2S	T&P	A-1137	121.000	MI	11.679
329-1137-001	MIDLAND	Midland Basin	Wing Resources II, LLC	S/2 of SW/4 and NW/4 of SW/4	14	41 T2S	T&P	A-1137	121.000	MI	3.232
329-1137-001	MIDLAND	Midland Basin	Wing Resources II, LLC	S/2 of SW/4 and NW/4 of SW/4	14	41 T2S	T&P	A-1137	121.000	MI	3.232
329-1140-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	40	40 T3S	T&P	A-1140	640.000	ORRI	0.236
329-1141-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	6	40 T4S	T&P	A-1141	640.000	ORRI	0.241
329-1143-001	MIDLAND	Midland Basin	Wing Resources, LLC	All S&E the NW/4 of the SW/4	48	41 T3S	T&P	A-1143	600.000	ORRI	0.110
329-1145-001	MIDLAND	Midland Basin	Wing Resources, LLC	All	43	38 T3S/A	GRAY G G	A-918 & A-1145	654.470	NPRI - FL	4.293
329-1170-001	MIDLAND	Midland Basin	Wing Resources, LLC	W2	6	38 T4S	T&P	A-1170	330.250	NPRI - FL	0.344
329-1170-001	MIDLAND	Midland Basin	Wing Resources, LLC	W2	6	38 T4S	T&P	A-1170	330.250	NPRI - FL	0.344
329-1170-002	MIDLAND	Midland Basin	Wing Resources, LLC	E2	6	38 T4S	T&P	A-1170	330.250	NPRI - FL	0.344
329-1170-002	MIDLAND	Midland Basin	Wing Resources, LLC	E2	6	38 T4S	T&P	A-1170	330.250	NPRI - FL	0.344
329-1173-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 & SE/4	46	39 T3S	T&P	A-1173	504.090	NPRI - FL	3.150
329-1173-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 & SE/4	46	39 T3S	T&P	A-1173	504.090	NPRI - FL	1.577
329-1173-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 & SE/4	46	39 T3S	T&P	A-1173	504.090	NPRI - FL	1.573
329-1173-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 & SE/4	46	39 T3S	T&P	A-1173	504.090	NPRI - FL	1.573
329-1207-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	22	36 T2S	T&P	A-1207	160.000	MI	1.408

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
329-1207-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	22	36 T2S	T&P	A-1207	160.000	MI	1.408
329-1207-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	22	36 T2S	T&P	A-1207	160.000	MI	1.018
329-1260-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4 of the SW/4	46	37 T4S	T&P	A-1260	40.000	NPRI - FL	0.313
329-1260-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4 of the SW/4	46	37 T4S	T&P	A-1260	40.000	NPRI - FL	0.312
329-1260-002	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4 of SW4 and S/2 of SW/4	46	37 T4S	T&P	A-1260	120.000	NPRI - FL	0.938
329-1260-002	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4 of SW4 and S/2 of SW/4	46	37 T4S	T&P	A-1260	120.000	NPRI - FL	0.937
329-1260-003	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 of the SE/4	46	37 T4S	T&P	A-1260	80.000	NPRI - FL	0.625
329-1260-003	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 of the SE/4	46	37 T4S	T&P	A-1260	80.000	NPRI - FL	0.625
329-1260-004	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of the SE/4	46	37 T4S	T&P	A-1260	80.000	NPRI - FL	0.625
329-1260-004	MIDLAND	Midland Basin	Wing Resources, LLC	S/2 of the SE/4	46	37 T4S	T&P	A-1260	80.000	NPRI - FL	0.625
329-1261-001	MIDLAND	Midland Basin	Wing Resources II, LLC	N/2 SE/4	1	37 T2S	GLENDENNING W	A-1261	80.000	MI	10.000
329-1261-002	MIDLAND	Midland Basin	Wing Resources II, LLC	S/2 SE/4	1	37 T2S	GLENDENNING W	A-1261	80.000	MI	10.000
329-1276-001	MIDLAND	Midland Basin	Wing Resources, LLC	W/2 & NE/4	10	39 T1S/X	HILLIARD H P	A-1276	485.500	MI	36.692
329-1286-001	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	46	39 T3S	T&P	A-1173	167.900	NPRI - FL	0.493
329-1286-001	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	46	39 T3S	T&P	A-1173	167.900	NPRI - FL	0.492
329-1286-001	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	46	39 T3S	T&P	A-1173	167.900	NPRI - FL	0.492
329-1286-001	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4	46	39 T3S	T&P	A-1173	167.900	NPRI - FL	0.492
329-1308-001	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 of the NW/4	12	37 T2S	GLENDENNING F E	A-1308	82.000	ORRI	5.489
329-1308-001	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 of the NW/4	12	37 T2S	GLENDENNING F E	A-1308	82.000	ORRI	3.260
329-1339-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	36	39 T3S	T&P	A-1339	168.200	NPRI - FL	0.526
329-1339-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	36	39 T3S	T&P	A-1339	168.200	NPRI - FL	0.525
329-1339-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	36	39 T3S	T&P	A-1339	168.200	NPRI - FL	0.525
329-1339-001	MIDLAND	Midland Basin	Wing Resources, LLC	NW/4	36	39 T3S	T&P	A-1339	168.200	NPRI - FL	0.525
329-1339-002	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4	36	39 T3S	T&P	A-1339	168.200	NPRI - FL	0.604
329-1339-002	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4	36	39 T3S	T&P	A-1339	168.200	NPRI - FL	0.604
329-1339-002	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4	36	39 T3S	T&P	A-1339	168.200	NPRI - FL	0.604
329-1339-002	MIDLAND	Midland Basin	Wing Resources, LLC	SW/4	36	39 T3S	T&P	A-1339	168.200	NPRI - FL	0.604
329-1339-003	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4 & W/2 of the SE/4	36	39 T3S	T&P	A-1339	252.900	NPRI - FL	0.791
329-1339-003	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4 & W/2 of the SE/4	36	39 T3S	T&P	A-1339	252.900	NPRI - FL	0.789
329-1339-003	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4 & W/2 of the SE/4	36	39 T3S	T&P	A-1339	252.900	NPRI - FL	0.789
329-1339-003	MIDLAND	Midland Basin	Wing Resources, LLC	NE/4 & W/2 of the SE/4	36	39 T3S	T&P	A-1339	252.900	NPRI - FL	0.789
329-1339-004	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 of the SE/4	36	39 T3S	T&P	A-1339	84.040	NPRI - FL	0.255

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
329-1339-004	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 of the SE/4	36	39 T3S	T&P	A-1339	84.040	NPRI - FL	0.255
329-1339-004	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 of the SE/4	36	39 T3S	T&P	A-1339	84.040	NPRI - FL	0.255
329-1339-004	MIDLAND	Midland Basin	Wing Resources, LLC	E/2 of the SE/4	36	39 T3S	T&P	A-1339	84.040	NPRI - FL	0.255
329-1372-001	MIDLAND	Midland Basin	Wing Resources II, LLC	NW/4	46	37 T1S		A-1372/948	160.000	NPRI - FL	0.278
329-1380-001	MIDLAND	Midland Basin	Wing Resources II, LLC	N/2, SE/4	39	36 T1S	T&P	A-1380	480.000	NPRI - FL	26.250
329-1380-001	MIDLAND	Midland Basin	Wing Resources, LLC	N/2, SE/4	39	36 T1S	T&P	A-1380	480.000	NPRI - FL	0.375
329-1388-001	MIDLAND	Midland Basin	Wing Resources II, LLC	W2/SE4	14	40 T1S	T&P	A-1388	82.520	ORRI	0.221
329-1388-002	MIDLAND	Midland Basin	Wing Resources II, LLC	SW4	14	40 T1S	T&P	A-1388	164.750	ORRI	0.441
329-1388-003	MIDLAND	Midland Basin	Wing Resources II, LLC	NW4	14	40 T1S	T&P	A-1388	164.750	ORRI	0.441
329-1388-004	MIDLAND	Midland Basin	Wing Resources II, LLC	E2/SE4	14	40 T1S	T&P	A-1388	82.260	ORRI	0.220
329-1388-005	MIDLAND	Midland Basin	Wing Resources II, LLC	NE4	14	40 T1S	T&P	A-1388	164.900	ORRI	0.294
329-1392-001	MIDLAND	Midland Basin	Wing Resources II, LLC	ALL	24	40 T1S	T&P	A-1392	657.400	NPRI - FL	0.880
329-1394-001	MIDLAND	Midland Basin	Wing Resources II, LLC	All	16	40 T1S		A-1394	662.900	NPRI - FL	27.068
329-1402-001	MIDLAND	Midland Basin	Wing Resources II, LLC	S/2 NE4	36	39 T2S	T&P	A-1402	80.000	MI	26.167
329-1402-002	MIDLAND	Midland Basin	Wing Resources II, LLC	N/2 NE4	36	39 T2S	T&P	A-1402	80.000	MI	26.167
329-1411-001	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 & SE/4	24	38 T4S	T&P	A-1411	501.000	ORRI	6.393
329-1411-001	MIDLAND	Midland Basin	Wing Resources, LLC	N/2 & SE/4	24	38 T4S	T&P	A-1411	501.000	ORRI	3.197
329-1422-001	MIDLAND	Midland Basin	Wing Resources, LLC	All of A-1422	102	38 T2S	MILLER C A NEWCOMER J HEARD LF 102	A-633, A-635 & A-1398	80.000	MI	10.000
329-1433-001	MIDLAND	Midland Basin	Wing Resources, LLC	W100acs of the N3/8, N40acs of the W/2 of the S400acs, and W23.1acs of the E146.2acs of the N3/8	16	39 T2S	T&P	A-1433, A-1180, & A-706	163.100	MI	0.229
329-1459-001	MIDLAND	Midland Basin	Wing Resources II, LLC	S2 SW4	24	39 T2S	T&P	A-1459, A-840	80.000	MI	4.209
329-1459-001	MIDLAND	Midland Basin	Wing Resources, LLC	S2 SW4	24	39 T2S	T&P	A-1459, A-840	80.000	MI	2.207
383-0029-001	REAGAN	Midland Basin	Wing Resources, LLC	NW/4	42	35 T5S	T&P	A-29	160.000	MI	1.333
383-0029-001	REAGAN	Midland Basin	Wing Resources, LLC	NW/4	42	35 T5S	T&P	A-29	160.000	MI	0.889
383-0029-001	REAGAN	Midland Basin	Wing Resources, LLC	NW/4	42	35 T5S	T&P	A-29	160.000	MI	0.889
383-0029-001	REAGAN	Midland Basin	Wing Resources, LLC	NW/4	42	35 T5S	T&P	A-29	160.000	MI	0.533
383-0029-001	REAGAN	Midland Basin	Wing Resources, LLC	NW/4	42	35 T5S	T&P	A-29	160.000	MI	0.533
383-0029-001	REAGAN	Midland Basin	Wing Resources, LLC	NW/4	42	35 T5S	T&P	A-29	160.000	MI	0.356
383-0029-002	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	42	35 T5S	T&P	A-29	160.000	MI	1.333
383-0029-002	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	42	35 T5S	T&P	A-29	160.000	MI	0.889
383-0029-002	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	42	35 T5S	T&P	A-29	160.000	MI	0.889

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
383-0029-002	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	42	35 T5S	T&P	A-29	160.000	MI	0.533
383-0029-002	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	42	35 T5S	T&P	A-29	160.000	MI	0.533
383-0029-002	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	42	35 T5S	T&P	A-29	160.000	MI	0.356
383-0029-003	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	42	35 T5S	T&P	A-29	160.000	MI	1.333
383-0029-003	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	42	35 T5S	T&P	A-29	160.000	MI	0.889
383-0029-003	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	42	35 T5S	T&P	A-29	160.000	MI	0.889
383-0029-003	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	42	35 T5S	T&P	A-29	160.000	MI	0.533
383-0029-003	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	42	35 T5S	T&P	A-29	160.000	MI	0.533
383-0029-003	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	42	35 T5S	T&P	A-29	160.000	MI	0.356
383-0029-004	REAGAN	Midland Basin	Wing Resources, LLC	SE/4	42	35 T5S	T&P	A-29	160.000	MI	1.333
383-0029-004	REAGAN	Midland Basin	Wing Resources, LLC	SE/4	42	35 T5S	T&P	A-29	160.000	MI	0.889
383-0029-004	REAGAN	Midland Basin	Wing Resources, LLC	SE/4	42	35 T5S	T&P	A-29	160.000	MI	0.889
383-0029-004	REAGAN	Midland Basin	Wing Resources, LLC	SE/4	42	35 T5S	T&P	A-29	160.000	MI	0.533
383-0029-004	REAGAN	Midland Basin	Wing Resources, LLC	SE/4	42	35 T5S	T&P	A-29	160.000	MI	0.533
383-0029-004	REAGAN	Midland Basin	Wing Resources, LLC	SE/4	42	35 T5S	T&P	A-29	160.000	MI	0.356
383-0070-001	REAGAN	Midland Basin	Wing Resources, LLC	N/2 & SE/4	38	36 T5S	T&P	A-70	480.000	NPRI - FL	3.748
383-0070-002	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	38	36 T5S	T&P	A-70	160.000	NPRI - FL	1.251
383-0071-001	REAGAN	Midland Basin	Wing Resources, LLC	All (Glasscock & Reagan)	36	36 T5S	T&P	A-71	624.000	NPRI - FL	6.531
383-0072-001	REAGAN	Midland Basin	Wing Resources, LLC	All	34	36 T5S	T&P	A-72	640.000	NPRI - FL	6.708
383-0086-001	REAGAN	Midland Basin	Wing Resources, LLC	W2	25	F	C&MRR	A-86	325.810	NPRI - FL	26.965
383-0087-001	REAGAN	Midland Basin	Wing Resources, LLC	N/2 of the NW/4 and the SE/4 of the NW/4	1	G	C&M	A-87	122.400	MI	12.240
383-0087-002	REAGAN	Midland Basin	Wing Resources, LLC	SW/4 of the NW/4	1	G	C&M	A-87	40.800	MI	6.009
383-0087-003	REAGAN	Midland Basin	Wing Resources, LLC	E2 AND SW4	1	G	C&MRR	A-87	489.620	MI	97.924
383-0088-001	REAGAN	Midland Basin	Wing Resources II, LLC	ALL	3	G	C & M	A-88	648.170	NPRI - FL	27.007
383-0092-001	REAGAN	Midland Basin	Wing Resources II, LLC	NW/4	46	35 T5S	T&P	A-92	171.000	MI	5.700
383-0092-001	REAGAN	Midland Basin	Wing Resources II, LLC	NW/4	46	35 T5S	T&P	A-92	171.000	MI	5.700
383-0092-002	REAGAN	Midland Basin	Wing Resources II, LLC	NE/4	46	35 T5S	T&p	A-92	177.000	MI	5.900
383-0092-002	REAGAN	Midland Basin	Wing Resources II, LLC	NE/4	46	35 T5S	T&p	A-92	177.000	MI	5.900
383-0104-001	REAGAN	Midland Basin	Wing Resources, LLC	SE/4	2	E	L&SV	A-104	162.000	MI + ORRI	7.594
383-0104-001	REAGAN	Midland Basin	Wing Resources, LLC	SE/4	2	E	L&SV	A-104	162.000	MI + ORRI	7.594
383-0104-002	REAGAN	Midland Basin	Wing Resources, LLC	W/2	2	E	L&SV	A-104	326.000	MI + ORRI	23.432
383-0104-002	REAGAN	Midland Basin	Wing Resources, LLC	W/2	2	E	L&SV	A-104	326.000	MI + ORRI	23.432

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
383-0104-003	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	2	E	L&SV	A-104	160.000	MI	16.200
383-0104-003	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	2	E	L&SV	A-104	160.000	MI	16.200
383-0105-001	REAGAN	Midland Basin	Wing Resources, LLC	NW/4	12	E	L&SV	A-105	161.750	MI	8.088
383-0105-001	REAGAN	Midland Basin	Wing Resources, LLC	NW/4	12	E	L&SV	A-105	161.750	MI	8.088
383-0105-002	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	12	E	L&SV	A-105	161.750	MI	8.088
383-0105-002	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	12	E	L&SV	A-105	161.750	MI	8.088
383-0105-003	REAGAN	Midland Basin	Wing Resources, LLC	S/2	12	E	L&SV	A-105	323.500	MI	16.175
383-0105-003	REAGAN	Midland Basin	Wing Resources, LLC	S/2	12	E	L&SV	A-105	323.500	MI	16.175
383-0107-001	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	4	E	L&SV	A-107	160.000	ORRI	2.139
383-0107-002	REAGAN	Midland Basin	Wing Resources, LLC	NW/4	4	E	L&SV	A-107	160.000	ORRI	2.139
383-0129-001	REAGAN	Midland Basin	Wing Resources, LLC	W/2	26	F	C&M	A-129	325.220	NPRI - FL	66.080
383-0172-001	REAGAN	Midland Basin	Wing Resources, LLC	E/2 of the NW/4	9	G	GC&SF	A-172	80.000	ORRI	12.640
383-0172-002	REAGAN	Midland Basin	Wing Resources, LLC	W/2 of the NW/4	9	G	GC&SF	A-172	80.000	ORRI	12.640
383-0178-001	REAGAN	Midland Basin	Wing Resources, LLC	All	8	O	GC&SF	A-178	643.000	MI	3.572
383-0209-001	REAGAN	Midland Basin	Wing Resources, LLC	S/2 of the SW/4 & NE/4 of the SW/4	32	36 T5S	T&P	A-209	120.000	NPRI - FL	0.152
383-0209-002	REAGAN	Midland Basin	Wing Resources, LLC	NW/4 & NW/4 of the SW/4	32	36 T5S	T&P	A-209	200.000	NPRI - FL	0.254
383-0209-003	REAGAN	Midland Basin	Wing Resources, LLC	E/2	32	36 T5S	T&P	A-209	320.000	NPRI - FL	0.410
383-0212-001	REAGAN	Midland Basin	Wing Resources, LLC	NW/4	15	E	L&SV	A-212	160.000	ORRI	1.167
383-0212-002	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	15	E	L&SV	A-212	160.000	ORRI	1.167
383-0275-001	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	31	A	L&SV	A-275	160.000	NPRI-FL + ORRI	32.500
383-0275-001	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	31	A	L&SV	A-275	160.000	NPRI-FL + ORRI	10.833
383-0275-001	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	31	A	L&SV	A-275	160.000	NPRI-FL + ORRI	3.611
383-0275-001	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	31	A	L&SV	A-275	160.000	NPRI-FL + ORRI	3.611
383-0283-001	REAGAN	Midland Basin	Wing Resources II, LLC	NW/4 & SE/4	1	B	L&SV	A-283	160.000	MI	1.250
383-0283-001	REAGAN	Midland Basin	Wing Resources II, LLC	NW/4 & SE/4	1	B	L&SV	A-283	160.000	MI	1.250
383-0283-001	REAGAN	Midland Basin	Wing Resources II, LLC	NW/4 & SE/4	1	B	L&SV	A-283	160.000	MI	1.250
383-0283-002	REAGAN	Midland Basin	Wing Resources II, LLC	SW/4 & NE/4	1	B	L&SV	A-283	160.000	MI	1.250
383-0283-002	REAGAN	Midland Basin	Wing Resources II, LLC	SW/4 & NE/4	1	B	L&SV	A-283	160.000	MI	1.250
383-0283-002	REAGAN	Midland Basin	Wing Resources II, LLC	SW/4 & NE/4	1	B	L&SV	A-283	160.000	MI	1.250
383-0283-003	REAGAN	Midland Basin	Wing Resources II, LLC	SW/4 & NE/4	1	B	L&SV	A-283	160.000	MI	1.250
383-0283-003	REAGAN	Midland Basin	Wing Resources II, LLC	SW/4 & NE/4	1	B	L&SV	A-283	160.000	MI	1.250
383-0283-003	REAGAN	Midland Basin	Wing Resources II, LLC	SW/4 & NE/4	1	B	L&SV	A-283	160.000	MI	1.250

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
383-0283-004	REAGAN	Midland Basin	Wing Resources II, LLC	NW/4 & SE/4	1	B	L&SV	A-283	160.000	MI	1.250
383-0283-004	REAGAN	Midland Basin	Wing Resources II, LLC	NW/4 & SE/4	1	B	L&SV	A-283	160.000	MI	1.250
383-0283-004	REAGAN	Midland Basin	Wing Resources II, LLC	NW/4 & SE/4	1	B	L&SV	A-283	160.000	MI	1.250
383-0284-001	REAGAN	Midland Basin	Wing Resources, LLC	NW/4	3	B	L&SV	A-284	160.000	MI	0.333
383-0284-002	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	3	B	L&SV	A-284	160.000	MI	0.333
383-0284-003	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	3	B	L&SV	A-284	160.000	MI	0.333
383-0284-004	REAGAN	Midland Basin	Wing Resources, LLC	SE/4	3	B	L&SV	A-284	160.000	MI	0.333
383-0287-001	REAGAN	Midland Basin	Wing Resources, LLC	S/2	9	B	L&SV	A-287	320.000	MI	0.667
383-0297-001	REAGAN	Midland Basin	Wing Resources, LLC	NW/4	29	B	L&SV	A-297	160.000	ORRI	2.139
383-0297-002	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	29	B	L&SV	A-297	160.000	ORRI	2.139
383-0300-001	REAGAN	Midland Basin	Wing Resources, LLC	W/2	35	B	L&SV	A-300	320.000	MI	0.667
383-0303-001	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	41	B	L&SV	A-303	160.000	ORRI	2.333
383-0308-001	REAGAN	Midland Basin	Wing Resources II, LLC	SW/4	3	C		A-308	160.000	MI	7.500
383-0308-001	REAGAN	Midland Basin	Wing Resources II, LLC	SW/4	3	C		A-308	160.000	ORRI	7.000
383-0308-001	REAGAN	Midland Basin	Wing Resources II, LLC	SW/4	3	C		A-308	160.000	NPRI - FL	2.000
383-0308-003	REAGAN	Midland Basin	Wing Resources II, LLC	SE/4	3	C		A-308	160.000	MI	14.500
383-0308-004	REAGAN	Midland Basin	Wing Resources II, LLC	SE/4	3	C		A-308	160.000	ORRI	14.000
383-0308-004	REAGAN	Midland Basin	Wing Resources II, LLC	SE/4	3	C		A-308	160.000	NPRI - FL	2.000
383-0315-001	REAGAN	Midland Basin	Wing Resources, LLC	SE/4	25	C	L&SV	A-315	160.000	ORRI	2.139
383-0315-002	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	25	C	L&SV	A-315	160.000	ORRI	2.139
383-0317-001	REAGAN	Midland Basin	Wing Resources, LLC	All	29	C	L&SV	A-317	648.200	NPRI - FL	2.026
383-0329-001	REAGAN	Midland Basin	Wing Resources, LLC	NW/4	7	D	L&SV	A-329	160.000	MI	0.053
383-0330-001	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	9	D	L&SV	A-330	160.000	MI	0.003
383-0330-002	REAGAN	Midland Basin	Wing Resources, LLC	SE/4	9	D	L&SV	A-330	160.000	MI	0.003
383-0332-001	REAGAN	Midland Basin	Wing Resources, LLC	N/2	1	E	L&SV	A-332	320.000	MI	16.000
383-0332-001	REAGAN	Midland Basin	Wing Resources, LLC	N/2	1	E	L&SV	A-332	320.000	MI	16.000
383-0332-002	REAGAN	Midland Basin	Wing Resources, LLC	S/2	1	E	L&SV	A-332	320.000	MI + ORRI	23.001
383-0332-002	REAGAN	Midland Basin	Wing Resources, LLC	S/2	1	E	L&SV	A-332	320.000	MI + ORRI	23.001
383-0333-001	REAGAN	Midland Basin	Wing Resources, LLC	N/2	3	E	L&SV	A-333	290.000	NPRI - FL	14.500
383-0337-001	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	11	E	L&SV	A-337	160.000	MI	8.000
383-0337-001	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	11	E	L&SV	A-337	160.000	MI	8.000
383-0337-002	REAGAN	Midland Basin	Wing Resources, LLC	E/2	11	E	L&SV	A-337	320.000	MI	16.000

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
383-0337-002	REAGAN	Midland Basin	Wing Resources, LLC	E/2	11	E	L&SV	A-337	320.000	MI	16.000
383-0338-001	REAGAN	Midland Basin	Wing Resources, LLC	W/2	3	F	L&SV	A-338	320.000	MI	4.815
383-0338-001	REAGAN	Midland Basin	Wing Resources, LLC	W/2	3	F	L&SV	A-338	320.000	MI	10.000
383-0338-001	REAGAN	Midland Basin	Wing Resources II, LLC	W/2	3	F	L&SV	A-338	320.000	MI	6.924
383-0338-002	REAGAN	Midland Basin	Wing Resources, LLC	E/2	3	F	L&SV	A-338	320.000	MI	6.667
383-0341-001	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	1	H	L&SV	A-341	160.000	MI	0.003
383-0341-002	REAGAN	Midland Basin	Wing Resources, LLC	N/2 S&E SE/4 of the NE/4	1	H	L&SV	A-341	280.000	MI	0.005
383-0342-001	REAGAN	Midland Basin	Wing Resources, LLC	All	3	H	L&SV	A-342	645.000	MI	0.212
383-0342-001	REAGAN	Midland Basin	Wing Resources, LLC	All	3	H	L&SV	A-342	645.000	MI	10.098
383-0343-001	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	5	H	L&SV	A-343	160.000	MI	0.053
383-0343-002	REAGAN	Midland Basin	Wing Resources, LLC	N/2 of the SE/4	5	H	L&SV	A-343	80.000	MI	0.026
383-0343-003	REAGAN	Midland Basin	Wing Resources, LLC	S/2 of the SW/4	5	H	L&SV	A-343	80.000	MI	0.026
383-0343-004	REAGAN	Midland Basin	Wing Resources, LLC	S/2 of the SE/4	5	H	L&SV	A-343	80.000	MI	0.026
383-0344-001	REAGAN	Midland Basin	Wing Resources, LLC	S/2 SW/4	7 &6	H	L&SV	A-344 A-806	485.700	MI	0.009
383-0387-001	REAGAN	Midland Basin	Wing Resources II, LLC	ALL	1214	58		A-387	607.000	MI	0.785
383-0397-001	REAGAN	Midland Basin	Wing Resources II, LLC	SW/4	14	C		A-397	160.000	MI	288.000
383-0440-001	REAGAN	Midland Basin	Wing Resources, LLC	Out of W. Part	132	2	T&P	A-440	108.000	MI	1.676
383-0440-002	REAGAN	Midland Basin	Wing Resources, LLC	All, S/E the Sugg B131-Holt -C- Allocation Well	132	2	T&P	A-440	532.000	MI	8.258
383-0467-001	REAGAN	Midland Basin	Wing Resources, LLC	All	3	M	TCRR	A-467	640.000	MI	30.000
383-0643-001	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	31	35 T5S	T&P	A-643, A-542	160.000	MI	1.333
383-0643-001	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	31	35 T5S	T&P	A-643, A-542	160.000	MI	0.889
383-0643-001	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	31	35 T5S	T&P	A-643, A-542	160.000	MI	0.889
383-0643-001	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	31	35 T5S	T&P	A-643, A-542	160.000	MI	0.533
383-0643-001	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	31	35 T5S	T&P	A-643, A-542	160.000	MI	0.533
383-0643-001	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	31	35 T5S	T&P	A-643, A-542	160.000	MI	0.356
383-0643-002	REAGAN	Midland Basin	Wing Resources, LLC	SE/4	31	35 T5S	T&P	A-643	160.000	MI	1.333
383-0643-002	REAGAN	Midland Basin	Wing Resources, LLC	SE/4	31	35 T5S	T&P	A-643	160.000	MI	0.889
383-0643-002	REAGAN	Midland Basin	Wing Resources, LLC	SE/4	31	35 T5S	T&P	A-643	160.000	MI	0.889
383-0643-002	REAGAN	Midland Basin	Wing Resources, LLC	SE/4	31	35 T5S	T&P	A-643	160.000	MI	0.533
383-0643-002	REAGAN	Midland Basin	Wing Resources, LLC	SE/4	31	35 T5S	T&P	A-643	160.000	MI	0.533
383-0643-002	REAGAN	Midland Basin	Wing Resources, LLC	SE/4	31	35 T5S	T&P	A-643	160.000	MI	0.356
383-0646-001	GLASSCOCK, REAGAN	Midland Basin	Wing Resources, LLC	NE/4	39	35 T5S	T&P	A-546, A-646	160.000	NPRI - FL	3.333

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
383-0646-002	GLASSCOCK, REAGAN	Midland Basin	Wing Resources, LLC	NW/4	39	35 T5S	T&P	A-546, A-646	160.000	NPRI - FL	3.333
383-0646-003	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	39	35 T5S	T&P	A-646	160.000	NPRI - FL	6.667
383-0646-004	REAGAN	Midland Basin	Wing Resources, LLC	SE/4	39	35 T5S	T&P	A-646	160.000	NPRI - FL	6.667
383-0655-001	GLASSCOCK, REAGAN	Midland Basin	Wing Resources, LLC	N2&W2SW4	29	36 T5S	T&P	A-655	400.000	MI + ORRI	41.672
383-0658-001	REAGAN	Midland Basin	Wing Resources, LLC	All	35	36 T5S	T&P	A-658	640.000	NPRI - FL	6.667
383-0731-001	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	32	35 T5S	T&P	A-731, A-1130	160.000	MI	1.333
383-0731-001	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	32	35 T5S	T&P	A-731, A-1130	160.000	MI	0.889
383-0731-001	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	32	35 T5S	T&P	A-731, A-1130	160.000	MI	0.889
383-0731-001	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	32	35 T5S	T&P	A-731, A-1130	160.000	MI	0.533
383-0731-001	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	32	35 T5S	T&P	A-731, A-1130	160.000	MI	0.533
383-0731-001	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	32	35 T5S	T&P	A-731, A-1130	160.000	MI	0.356
383-0731-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	SE/4	32	35 T5S	T&P	A-1130	160.000	MI	1.333
383-0731-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	SE/4	32	35 T5S	T&P	A-1130	160.000	MI	0.889
383-0731-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	SE/4	32	35 T5S	T&P	A-1130	160.000	MI	0.889
383-0731-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	SE/4	32	35 T5S	T&P	A-1130	160.000	MI	0.533
383-0731-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	SE/4	32	35 T5S	T&P	A-1130	160.000	MI	0.533
383-0731-002	GLASSCOCK	Midland Basin	Wing Resources, LLC	SE/4	32	35 T5S	T&P	A-1130	160.000	MI	0.356
383-0735-001	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	8	D	L&SV	A-735	160.000	MI	0.003
383-0742-001	REAGAN	Midland Basin	Wing Resources, LLC	NW/4	26	B	L&SV	A-742	160.000	MI	0.333
383-0742-002	REAGAN	Midland Basin	Wing Resources, LLC	NE/4 & S/2	26	B	L&SV	A-742	480.000	MI	1.000
383-0745-001	REAGAN	Midland Basin	Wing Resources, LLC	E/2	36	B	L&SV	A-745	323.160	MI	2.020
383-0745-002	REAGAN	Midland Basin	Wing Resources, LLC	W/2	36	B	L&SV	A-745	323.160	MI	2.020
383-0746-001	REAGAN	Midland Basin	Wing Resources, LLC	N/2	2	B	L&SV	A-746	320.000	MI	0.667
383-0746-002	REAGAN	Midland Basin	Wing Resources, LLC	S/2	2	B	L&SV	A-746	320.000	MI	0.667
383-0752-001	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	20	B	L&SV	A-970	160.000	MI	1.500
383-0752-002	REAGAN	Midland Basin	Wing Resources, LLC	SE/4	20	B	L&SV	A-970	160.000	MI	1.500
383-0755-001	REAGAN	Midland Basin	Wing Resources, LLC	NW/4	30	B	L&SV	A-755	160.000	ORRI	1.069
383-0755-002	REAGAN	Midland Basin	Wing Resources, LLC	NE/4	30	B	L&SV	A-755	160.000	ORRI	1.069
383-0764-001	REAGAN	Midland Basin	Wing Resources, LLC	All	28	36 T5S	T&P	A-764	640.000	NPRI - FL	1.481
383-0801-001	REAGAN	Midland Basin	Wing Resources, LLC	All	10	G	GC&SF	A-801	652.830	NPRI - FL	101.995
383-0815-001	REAGAN	Midland Basin	Wing Resources, LLC	NW/4	4	F	L&SV	A-815	160.000	MI	7.900
383-0815-002	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	4	F	L&SV	A-815	160.000	MI	7.900

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
383-0815-003	REAGAN	Midland Basin	Wing Resources, LLC	E/2	4	F	L&SV	A-815	320.000	MI	15.800
383-0859-001	REAGAN, UPTON	Midland Basin	Wing Resources, LLC	N2	33	37 T5S	T&P	A-395	320.000	NPRI - FL	0.834
383-0859-002	REAGAN, UPTON	Midland Basin	Wing Resources, LLC	S2	33	37 T5S	T&P	A-395	320.000	NPRI - FL	0.834
383-0861-001	REAGAN	Midland Basin	Wing Resources, LLC	NE4 NE4	28	37 T5S	T&P	A-861	40.000	NPRI - FX	0.104
383-0861-001	REAGAN	Midland Basin	Wing Resources, LLC	NE4 NE4	28	37 T5S	T&P	A-861	40.000	NPRI - FL	0.062
383-0861-002	REAGAN, UPTON	Midland Basin	Wing Resources, LLC	SW4 NE4	28	37 T5S	T&P	A-861	40.000	NPRI - FX	0.104
383-0861-002	REAGAN, UPTON	Midland Basin	Wing Resources, LLC	SW4 NE4	28	37 T5S	T&P	A-861	40.000	NPRI - FL	0.062
383-0861-003	REAGAN	Midland Basin	Wing Resources, LLC	SE4 NE4	28	37 T5S	T&P	A-861	40.000	NPRI - FX	0.104
383-0861-003	REAGAN	Midland Basin	Wing Resources, LLC	SE4 NE4	28	37 T5S	T&P	A-861	40.000	NPRI - FL	0.062
383-0861-004	REAGAN, UPTON	Midland Basin	Wing Resources, LLC	SE4	28	37 T5S	T&P	A-861	160.000	NPRI - FX	0.417
383-0861-004	REAGAN, UPTON	Midland Basin	Wing Resources, LLC	SE4	28	37 T5S	T&P	A-861	160.000	NPRI - FL	0.250
383-0867-001	REAGAN	Midland Basin	Wing Resources, LLC	SE/4	114	2	T&P	A-867	160.000	MI	1.244
383-0867-002	REAGAN	Midland Basin	Wing Resources, LLC	N/2	114	2	T&P	A-867	321.560	MI	3.333
383-0867-003	REAGAN	Midland Basin	Wing Resources, LLC	SW/4	114	2	T&P	A-867	160.780	MI	1.667
383-0868-001	REAGAN	Midland Basin	Wing Resources, LLC	All, S/E the Sugg B131-Holt -E- Allocation Well	130	2	T&P	A-868	537.560	MI	8.345
383-0868-002	REAGAN	Midland Basin	Wing Resources, LLC	Out of W. Part	130	2	T&P	A-868	106.640	MI	1.655
383-0896-001	REAGAN	Midland Basin	Wing Resources, LLC	All	4	M	TCRR	A-896 & A-923	640.000	MI	29.694
383-0940-001	REAGAN	Midland Basin	Wing Resources, LLC	All	12	L	TC&RR	A-940	640.000	MI	5.299
383-0957-001	REAGAN	Midland Basin	Wing Resources II, LLC	S/2	8	B	L&SV	A-957	320.000	NPRI - FL	10.000
383-0965-001	REAGAN	Midland Basin	Wing Resources, LLC	SE/4	4	B	L&SV	A-965	161.900	MI	0.337
461-0002-001	UPTON	Midland Basin	Wing Resources, LLC	N 160 ac of SE/4	3	Y	BENDLE C	A-2	159.980	MI	0.268
461-0002-002	UPTON	Midland Basin	Wing Resources, LLC	E2W2	3	Y	BENDLE C	A-2	319.960	MI	0.536
461-0002-003	UPTON	Midland Basin	Wing Resources, LLC	NE4	3	Y	BENDLE C	A-2	319.960	MI	0.536
461-0002-004	UPTON	Midland Basin	Wing Resources, LLC	S2SE4	3	Y	BENDLE C	A-2	159.980	MI	0.268
461-0002-005	UPTON	Midland Basin	Wing Resources, LLC	S 160 ac of W 320 ac	3	Y	BENDLE C	A-2	159.980	MI	0.268
461-0002-006	UPTON	Midland Basin	Wing Resources, LLC	N 80 ac of W 320 ac	3	Y	BENDLE C	A-2	79.990	MI	0.134
461-0020-001	UPTON	Midland Basin	Wing Resources II, LLC	ALL	19	B	CCSD&RGNG	A-20	640.000	ORRI	19.410
461-0029-001	UPTON	Midland Basin	Wing Resources II, LLC	W2	37	C		A-29	320.000	NPRI - FL	6.857
461-0143-001	UPTON	Midland Basin	Wing Resources, LLC	NW/4	1	M	EL&RR	A0143	160.000	NPRI - FL	8.115
461-0143-002	UPTON	Midland Basin	Wing Resources, LLC	NE4	1	M	EL&RR	A0143	160.000	NPRI - FX	4.444
461-0143-003	UPTON	Midland Basin	Wing Resources, LLC	S2	1	M	EL&RR	A0143	320.000	NPRI - FL	8.889
461-0144-001	UPTON	Midland Basin	Wing Resources, LLC	All	3	M	EL&RR	A0144	640.000	MI	20.000

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
461-0147-001	UPTON	Midland Basin	Wing Resources, LLC	E2 SE4	23	D	EL&RR	A-147	80.000	NPRI - FL	0.488
461-0147-001	UPTON	Midland Basin	Wing Resources, LLC	E2 SE4	23	D	EL&RR	A-147	80.000	NPRI - FL	0.208
461-0147-002	UPTON	Midland Basin	Wing Resources, LLC	N/2 NE4	23	D	EL&RR	A-147	80.000	NPRI - FL	0.488
461-0147-002	UPTON	Midland Basin	Wing Resources, LLC	N/2 NE4	23	D	EL&RR	A-147	80.000	NPRI - FL	0.313
461-0147-003	UPTON	Midland Basin	Wing Resources, LLC	S/2 NE4	23	D	EL&RR	A-147	80.000	NPRI - FL	0.488
461-0147-003	UPTON	Midland Basin	Wing Resources, LLC	S/2 NE4	23	D	EL&RR	A-147	80.000	NPRI - FL	0.313
461-0147-004	UPTON	Midland Basin	Wing Resources, LLC	NW4	23	D	EL&RR	A-147	160.000	NPRI - FL	0.975
461-0147-004	UPTON	Midland Basin	Wing Resources, LLC	NW4	23	D	EL&RR	A-147	160.000	NPRI - FL	0.417
461-0147-005	UPTON	Midland Basin	Wing Resources, LLC	SW4, W2 SE4	23	D	EL&RR	A-147	240.000	NPRI - FL	1.463
461-0147-005	UPTON	Midland Basin	Wing Resources, LLC	SW4, W2 SE4	23	D	EL&RR	A-147	240.000	NPRI - FL	0.625
461-0148-001	UPTON	Midland Basin	Wing Resources, LLC	NE4	25	D	EL&RR	A-148	160.000	NPRI - FL	2.665
461-0148-001	UPTON	Midland Basin	Wing Resources, LLC	NE4	25	D	EL&RR	A-148	160.000	MI	0.416
461-0148-002	UPTON	Midland Basin	Wing Resources, LLC	NW4	25	D	EL&RR	A-148	160.000	NPRI - FL	2.756
461-0148-002	UPTON	Midland Basin	Wing Resources, LLC	NW4	25	D	EL&RR	A-148	160.000	MI	0.417
461-0148-003	UPTON	Midland Basin	Wing Resources, LLC	SE4	25	D	EL&RR	A-148	160.000	NPRI - FL	2.756
461-0148-003	UPTON	Midland Basin	Wing Resources, LLC	SE4	25	D	EL&RR	A-148	160.000	MI	0.417
461-0148-004	UPTON	Midland Basin	Wing Resources, LLC	SW4	25	D	EL&RR	A-148	160.000	NPRI - FL	2.665
461-0148-004	UPTON	Midland Basin	Wing Resources, LLC	SW4	25	D	EL&RR	A-148	160.000	MI	0.416
461-0186-001	UPTON	Midland Basin	Wing Resources, LLC	W72.53ACS	5	Y	GC&SF	A-225	72.530	NPRI - FL	0.284
461-0187-001	UPTON	Midland Basin	Wing Resources II, LLC	SW/4	7	Y	GC&SF	A-187	160.000	NPRI - FX	0.833
461-0187-002	UPTON	Midland Basin	Wing Resources II, LLC	SE/4	7	Y	GC&SF	A-187	160.000	NPRI - FX	0.833
461-0221-001	UPTON	Midland Basin	Wing Resources II, LLC	ALL	1	1	GC&SF	A-221	640.000	MI	1.667
461-0223-001	UPTON	Midland Basin	Wing Resources II, LLC	ALL	3	1	GC&SF	A-223	640.000	MI	0.893
461-0224-001	UPTON	Midland Basin	Wing Resources II, LLC	ALL	7	1	GC&SF	A-224	640.000	MI	2.292
461-0237-001	UPTON	Midland Basin	Wing Resources, LLC	All	1	N	HE&WT	A-237	640.000	MI	44.000
461-0238-001	UPTON	Midland Basin	Wing Resources II, LLC	All	3	N	HE&WT	A-238	640.000	MI	1.000
461-0238-001	UPTON	Midland Basin	Wing Resources, LLC	All	3	N	HE&WT	A-238	640.000	MI	51.200
461-0241-001	UPTON	Midland Basin	Wing Resources II, LLC	SE4	9	N		A-241	160.000	MI	0.500
461-0241-002	UPTON	Midland Basin	Wing Resources II, LLC	NW4	9	N		A-241	160.000	MI	0.500
461-0241-003	UPTON	Midland Basin	Wing Resources II, LLC	S/2 NE/4	9	N		A-241	80.000	ORRI	2.406
461-0241-003	UPTON	Midland Basin	Wing Resources II, LLC	S/2 NE/4	9	N		A-241	80.000	MI	0.250
461-0241-004	UPTON	Midland Basin	Wing Resources II, LLC	N2 NE4	9	N		A-241	80.000	MI	0.250

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
461-0241-005	UPTON	Midland Basin	Wing Resources II, LLC	SW4	9	N		A-241	160.000	MI	0.500
461-0243-001	UPTON	Midland Basin	Wing Resources, LLC	NE4	13	N	HE&WT	A0243	160.000	MI	1.500
461-0243-002	UPTON	Midland Basin	Wing Resources, LLC	SE4	13	N	HE&WT:	A0243	160.000	MI	1.500
461-0243-003	UPTON	Midland Basin	Wing Resources, LLC	W/2	13	N	HE&WT	A0243	320.000	MI	3.000
461-0288-001	UPTON	Midland Basin	Wing Resources, LLC	ALL	1	Y	INDIANOLA	A-288	640.000	MI	8.746
461-0389-001	MIDLAND, UPTON	Midland Basin	Wing Resources, LLC	SW4 NW4, NW4 SW4	17	37 T5S	T&P	A-388, A-389	80.000	NPRI - FX	0.208
461-0389-001	MIDLAND, UPTON	Midland Basin	Wing Resources, LLC	SW4 NW4, NW4 SW4	17	37 T5S	T&P	A-388, A-389	80.000	NPRI - FX	0.127
461-0389-001	MIDLAND, UPTON	Midland Basin	Wing Resources, LLC	SW4 NW4, NW4 SW4	17	37 T5S	T&P	A-388, A-389	80.000	NPRI - FL	0.125
461-0389-002	UPTON	Midland Basin	Wing Resources, LLC	S2 SW4, NE4 SW4	17	37 T5S	T&P	A-389	120.000	NPRI - FX	0.312
461-0389-002	UPTON	Midland Basin	Wing Resources, LLC	S2 SW4, NE4 SW4	17	37 T5S	T&P	A-389	120.000	NPRI - FX	0.190
461-0389-002	UPTON	Midland Basin	Wing Resources, LLC	S2 SW4, NE4 SW4	17	37 T5S	T&P	A-389	120.000	NPRI - FL	0.187
461-0389-003	UPTON	Midland Basin	Wing Resources, LLC	N2 SE4	17	37 T5S	T&P	A-389	80.000	NPRI - FX	0.208
461-0389-003	UPTON	Midland Basin	Wing Resources, LLC	N2 SE4	17	37 T5S	T&P	A-389	80.000	NPRI - FX	0.127
461-0389-003	UPTON	Midland Basin	Wing Resources, LLC	N2 SE4	17	37 T5S	T&P	A-389	80.000	NPRI - FL	0.125
461-0389-004	UPTON	Midland Basin	Wing Resources, LLC	S2 SE4	17	37 T5S	T&P	A-389	80.000	NPRI - FX	0.208
461-0389-004	UPTON	Midland Basin	Wing Resources, LLC	S2 SE4	17	37 T5S	T&P	A-389	80.000	NPRI - FX	0.127
461-0389-004	UPTON	Midland Basin	Wing Resources, LLC	S2 SE4	17	37 T5S	T&P	A-389	80.000	NPRI - FL	0.125
461-0407-001	UPTON	Midland Basin	Wing Resources, LLC	NE4	21	38 T5S	T&P T5S	A0407	162.250	NPRI - FL	1.127
461-0407-002	UPTON	Midland Basin	Wing Resources, LLC	SE4	21	38 T5S	T&P T5S	A0407	162.250	NPRI - FL	1.127
461-0407-003	UPTON	Midland Basin	Wing Resources, LLC	SW4	21	38 T5S	T&P T5S	A0407	162.250	NPRI - FL	1.127
461-0407-004	UPTON	Midland Basin	Wing Resources, LLC	NW4	21	38 T5S	T&P T5S	A0407	162.250	NPRI - FL	1.127
461-0408-001	UPTON	Midland Basin	Wing Resources, LLC	NE4	23	38 T5S	T&P T5S	A0408	160.200	NPRI - FL	2.225
461-0408-002	UPTON	Midland Basin	Wing Resources, LLC	NW4	23	38 T5S	T&P T5S	A0408	160.200	NPRI - FX	2.225
461-0408-003	UPTON	Midland Basin	Wing Resources, LLC	SE4	23	38 T5S	T&P T5S	A0408	160.000	NPRI - FX	2.222
461-0408-004	UPTON	Midland Basin	Wing Resources, LLC	SW4	23	38 T5S	T&P T5S	A0408	160.000	NPRI - FX	4.444
461-0410-001	UPTON	Midland Basin	Wing Resources, LLC	SW4	27	38 T5S	T&P T5S	A0410	160.000	NPRI - FL	4.444
461-0411-001	UPTON	Midland Basin	Wing Resources, LLC	All	29	38 T5S	T&P T5S	A0411	640.000	NPRI - FL	4.444
461-0413-001	UPTON	Midland Basin	Wing Resources, LLC	NW4	33	38 T5S	T&P T5S	A0413	160.000	NPRI - FX	2.222
461-0413-002	UPTON	Midland Basin	Wing Resources, LLC	NE4	33	38 T5S	T&P T5S	A0413	160.000	NPRI - FX	2.222
461-0413-003	UPTON	Midland Basin	Wing Resources, LLC	SW4	33	38 T5S	T&P T5S	A0413	160.000	NPRI - FX	2.222
461-0413-004	UPTON	Midland Basin	Wing Resources, LLC	W2SE4	33	38 T5S	T&P T5S	A0413	80.000	NPRI - FX	1.111
461-0413-004	UPTON	Midland Basin	Wing Resources, LLC	W2SE4	33	38 T5S	T&P T5S	A0413	80.000	ORRI	0.972

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
461-0413-005	UPTON	Midland Basin	Wing Resources, LLC	E2SE4	33	38 T5S	T&P T5S	A0413	80.000	NPRI - FX	1.111
461-0413-005	UPTON	Midland Basin	Wing Resources, LLC	E2SE4	33	38 T5S	T&P T5S	A0413	80.000	ORRI	0.972
461-0414-001	UPTON	Midland Basin	Wing Resources, LLC	S2	35	38 T5S	T&P T5S	A0414	320.000	NPRI - FL	4.444
461-0416-001	UPTON	Midland Basin	Wing Resources, LLC	SW/4	39	38 T5S	T&P T5S	A0416	160.000	NPRI - FL	2.222
461-0417-001	UPTON	Midland Basin	Wing Resources, LLC	N2NW4	41	38 T5S	T&P T5S	A0417	80.000	NPRI - FL	1.111
461-0417-002	UPTON	Midland Basin	Wing Resources, LLC	S2NW4	41	38 T5S	T&P T5S	A0417	80.000	NPRI - FL	1.111
461-0417-003	UPTON	Midland Basin	Wing Resources, LLC	SW4&S2SE4	41	38 T5S	T&P T5S	A0417	240.000	NPRI - FL	3.333
461-0417-004	UPTON	Midland Basin	Wing Resources, LLC	N2SE4	41	38 T5S	T&P T5S	A0417	80.000	NPRI - FL	1.111
461-0417-005	UPTON	Midland Basin	Wing Resources, LLC	NE4	41	38 T5S	T&P T5S	A0417	160.000	NPRI - FL	2.222
461-0418-001	UPTON	Midland Basin	Wing Resources, LLC	All	43	38 T5S	T&P T5S	A0418	640.000	NPRI - FL	8.889
461-0419-001	UPTON	Midland Basin	Wing Resources, LLC	SW/4	45	38 T5S	T&P T5S	A0419	160.000	NPRI - FL	4.444
461-0419-002	UPTON	Midland Basin	Wing Resources, LLC	NW4	45	38 T5S	T&P T5S	A0419	160.000	NPRI - FL	2.222
461-0419-003	UPTON	Midland Basin	Wing Resources, LLC	E2	45	38 T5S	T&P T5S	A0419	320.000	NPRI - FL	4.444
461-0420-001	UPTON	Midland Basin	Wing Resources, LLC	SW/4	47	38 T5S	T&P T5S	A0420	160.000	NPRI - FL	2.222
461-0420-002	UPTON	Midland Basin	Wing Resources, LLC	N/2 & SE/4 47	47	38 T5S	T&P T5S	A-420	480.000	NPRI - FL	6.667
461-0425-001	UPTON	Midland Basin	Wing Resources II, LLC	E2	5	39 T5S	T&P	A-425	320.000	NPRI - FL	1.371
461-0425-002	UPTON	Midland Basin	Wing Resources II, LLC	W2	5	39 T5S	T&P	A-425	320.000	NPRI - FL	1.371
461-0437-001	UPTON	Midland Basin	Wing Resources, LLC	SE4	29	39 T5S	T&P	A-437	160.000	MI	0.778
461-0437-002	UPTON	Midland Basin	Wing Resources, LLC	S2NW4	29	39 T5S	T&P	A-437	80.000	MI	0.389
461-0437-003	UPTON	Midland Basin	Wing Resources, LLC	W2SW4	29	39 T5S	T&P	A-437	80.000	MI	0.389
461-0437-004	UPTON	Midland Basin	Wing Resources, LLC	E2NE4	29	39 T5S	T&P	A-437	80.000	MI	0.389
461-0437-005	UPTON	Midland Basin	Wing Resources, LLC	E2SW4	29	39 T5S	T&P	A-437	80.000	MI	0.389
461-0437-006	UPTON	Midland Basin	Wing Resources, LLC	W2NE4 & N/2 NW/4	29	39 T5S	T&P	A-437	160.000	MI	0.778
461-0472-001	UPTON	Midland Basin	Wing Resources, LLC	Portion of S/2 West of the 26.66acs pooled into 44-B HZ Unit	41	40 T5S	T&P	A-472	177.338	NPRI - FL	0.493
461-0472-002	UPTON	Midland Basin	Wing Resources, LLC	Portion of the S/2 S&E the SE/4 of the SE/4 East of the 26.66acs pooled into 44-B HZ Unit	41	40 T5S	T&P	A-472	76.002	NPRI - FL	0.211
461-0474-001	UPTON	Midland Basin	Wing Resources, LLC	E/2 (Rule 40 EXC Lease)	45	40 T5S	T&P	A-474	320.000	NPRI - FL	0.370
461-0474-002	UPTON	Midland Basin	Wing Resources, LLC	W/2	45	40 T5S	T&P	A-474	320.000	NPRI - FL	0.444
461-0554-001	UPTON	Midland Basin	Wing Resources, LLC	All 26, N/23 35, N/2 & SE/4 27, E/2 & SW/4 34, N/2 & SE/4 39	26,35,27,34,39	38 T5S	T&P T5S	A0706,A0410,A0414,	2,400.000	NPRI - FL	33.333
461-0562-001	UPTON	Midland Basin	Wing Resources, LLC	All	38	38 T5S	T&P T5S	A0562	640.000	NPRI - FL	8.889
461-0597-001	UPTON	Midland Basin	Wing Resources, LLC	W2 NW4	20	37 T5S	T&P	A-597	80.000	NPRI - FX	0.208

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
461-0597-001	UPTON	Midland Basin	Wing Resources, LLC	W2 NW4	20	37 T5S	T&P	A-597	80.000	NPRI - FX	0.127
461-0597-002	UPTON	Midland Basin	Wing Resources, LLC	E2NW4	20	37 T5S	T&P	A-597	80.000	NPRI - FX	0.253
461-0597-002	UPTON	Midland Basin	Wing Resources, LLC	E2NW4	20	37 T5S	T&P	A-597	80.000	NPRI - FX	0.208
461-0597-003	UPTON	Midland Basin	Wing Resources, LLC	NE4	20	37 T5S	T&P	A-597	160.000	NPRI - FX	0.417
461-0597-003	UPTON	Midland Basin	Wing Resources, LLC	NE4	20	37 T5S	T&P	A-597	160.000	NPRI - FX	0.253
461-0597-004	UPTON	Midland Basin	Wing Resources, LLC	NW4SW4	20	37 T5S	T&P	A-597	40.000	NPRI - FX	0.104
461-0597-004	UPTON	Midland Basin	Wing Resources, LLC	NW4SW4	20	37 T5S	T&P	A-597	40.000	NPRI - FX	0.063
461-0597-005	UPTON	Midland Basin	Wing Resources, LLC	S2SW4&NE4SW4	20	37 T5S	T&P	A-597	120.000	NPRI - FX	0.312
461-0597-005	UPTON	Midland Basin	Wing Resources, LLC	S2SW4&NE4SW4	20	37 T5S	T&P	A-597	120.000	NPRI - FX	0.190
461-0597-006	UPTON	Midland Basin	Wing Resources, LLC	N2SE4	20	37 T5S	T&P	A-597	80.000	NPRI - FX	0.208
461-0597-006	UPTON	Midland Basin	Wing Resources, LLC	N2SE4	20	37 T5S	T&P	A-597	80.000	NPRI - FX	0.127
461-0597-007	UPTON	Midland Basin	Wing Resources, LLC	S2SE4	20	37 T5S	T&P	A-597	80.000	NPRI - FX	0.208
461-0597-007	UPTON	Midland Basin	Wing Resources, LLC	S2SE4	20	37 T5S	T&P	A-597	80.000	NPRI - FX	0.127
461-0612-001	UPTON	Midland Basin	Wing Resources, LLC	N2 NW4	28	37 T5S	T&P	A-612	80.000	NPRI - FL	0.125
461-0612-001	UPTON	Midland Basin	Wing Resources, LLC	N2 NW4	28	37 T5S	T&P	A-612	80.000	NPRI - FX	0.208
461-0612-002	REAGAN, UPTON	Midland Basin	Wing Resources, LLC	NW4 NE4	28	37 T5S	T&P	A-612	40.000	NPRI - FX	0.104
461-0612-002	REAGAN, UPTON	Midland Basin	Wing Resources, LLC	NW4 NE4	28	37 T5S	T&P	A-612	40.000	NPRI - FL	0.062
461-0612-003	UPTON	Midland Basin	Wing Resources, LLC	S2 NW4	28	37 T5S	T&P	A-612	80.000	NPRI - FL	0.125
461-0612-003	UPTON	Midland Basin	Wing Resources, LLC	S2 NW4	28	37 T5S	T&P	A-612	80.000	NPRI - FX	0.208
461-0612-004	UPTON	Midland Basin	Wing Resources, LLC	NW4 SW4	28	37 T5S	T&P	A-612	40.000	NPRI - FX	0.104
461-0612-004	UPTON	Midland Basin	Wing Resources, LLC	NW4 SW4	28	37 T5S	T&P	A-612	40.000	NPRI - FL	0.062
461-0612-005	REAGAN, UPTON	Midland Basin	Wing Resources, LLC	S2 SW4, NE4 SW4	28	37 T5S	T&P	A-612	120.000	NPRI - FX	0.312
461-0612-005	REAGAN, UPTON	Midland Basin	Wing Resources, LLC	S2 SW4, NE4 SW4	28	37 T5S	T&P	A-612	120.000	NPRI - FL	0.187
461-0613-001	MIDLAND, UPTON	Midland Basin	Wing Resources, LLC	W2 NW4	18	37 T5S	T&P	A-613	80.750	NPRI - FX	0.210
461-0613-001	MIDLAND, UPTON	Midland Basin	Wing Resources, LLC	W2 NW4	18	37 T5S	T&P	A-613	80.750	NPRI - FX	0.128
461-0613-002	MIDLAND, UPTON	Midland Basin	Wing Resources, LLC	E2 NW4	18	37 T5S	T&P	A-613	80.750	NPRI - FX	0.210
461-0613-002	MIDLAND, UPTON	Midland Basin	Wing Resources, LLC	E2 NW4	18	37 T5S	T&P	A-613	80.750	NPRI - FX	0.128
461-0613-003	MIDLAND, UPTON	Midland Basin	Wing Resources, LLC	NE4	18	37 T5S	T&P	A-613	161.500	NPRI - FX	0.421
461-0613-003	MIDLAND, UPTON	Midland Basin	Wing Resources, LLC	NE4	18	37 T5S	T&P	A-613	161.500	NPRI - FX	0.256
461-0613-004	UPTON	Midland Basin	Wing Resources, LLC	NW4 SW4	18	37 T5S	T&P	A-613	40.370	NPRI - FX	0.105
461-0613-004	UPTON	Midland Basin	Wing Resources, LLC	NW4 SW4	18	37 T5S	T&P	A-613	40.370	NPRI - FX	0.064
461-0613-005	UPTON	Midland Basin	Wing Resources, LLC	SW4 SW4	18	37 T5S	T&P	A-613	40.380	NPRI - FX	0.105

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
461-0613-005	UPTON	Midland Basin	Wing Resources, LLC	SW4 SW4	18	37 T5S	T&P	A-613	40.380	NPRI - FX	0.064
461-0613-006	UPTON	Midland Basin	Wing Resources, LLC	E2 SW4	18	37 T5S	T&P	A-613	80.750	NPRI - FX	0.210
461-0613-006	UPTON	Midland Basin	Wing Resources, LLC	E2 SW4	18	37 T5S	T&P	A-613	80.750	NPRI - FX	0.128
461-0613-007	UPTON	Midland Basin	Wing Resources, LLC	N2 SE4	18	37 T5S	T&P	A-613	80.750	NPRI - FL	5.000
461-0613-007	UPTON	Midland Basin	Wing Resources, LLC	N2 SE4	18	37 T5S	T&P	A-613	80.750	NPRI - FL	5.000
461-0613-007	UPTON	Midland Basin	Wing Resources, LLC	N2 SE4	18	37 T5S	T&P	A-613	80.750	NPRI - FX	0.210
461-0613-007	UPTON	Midland Basin	Wing Resources, LLC	N2 SE4	18	37 T5S	T&P	A-613	80.750	NPRI - FX	0.128
461-0613-008	UPTON	Midland Basin	Wing Resources, LLC	S2 SE4	18	37 T5S	T&P	A-613	80.750	NPRI - FL	5.000
461-0613-008	UPTON	Midland Basin	Wing Resources, LLC	S2 SE4	18	37 T5S	T&P	A-613	80.750	NPRI - FL	5.000
461-0613-008	UPTON	Midland Basin	Wing Resources, LLC	S2 SE4	18	37 T5S	T&P	A-613	80.750	NPRI - FX	0.210
461-0613-008	UPTON	Midland Basin	Wing Resources, LLC	S2 SE4	18	37 T5S	T&P	A-613	80.750	NPRI - FX	0.128
461-0635-001	UPTON	Midland Basin	Wing Resources II, LLC	NE/4	2	M	EL&RR	A-635	160.000	MI	13.333
461-0650-001	UPTON	Midland Basin	Wing Resources, LLC	W2	46	Y	MK&T	A-650	321.240	MI	0.574
461-0652-001	UPTON	Midland Basin	Wing Resources, LLC	W2	48	Y	TCRR	A-652	321.240	MI	0.538
461-0652-002	UPTON	Midland Basin	Wing Resources, LLC	E2	48	Y	TCRR	A-652	321.240	MI	0.538
461-0718-001	UPTON	Midland Basin	Wing Resources, LLC	NW4	4	Y	EL&RR	A-718	160.000	MI	0.417
461-0723-001	UPTON	Midland Basin	Wing Resources, LLC	SW4	30	Y	D&W	A-723	160.000	MI	0.208
461-0723-002	UPTON	Midland Basin	Wing Resources, LLC	ALL	30	D	D &W	A-723	640.000	MI	1.667
461-0724-001	UPTON	Midland Basin	Wing Resources, LLC	E2	4	Y	EL&RR	A-724	320.000	MI	0.416
461-0725-001	UPTON	Midland Basin	Wing Resources, LLC	E/2 & NW/4	2	Y	T&P	A-725	480.000	NPRI - FL	1.250
461-0725-002	UPTON	Midland Basin	Wing Resources, LLC	W/2 & NE/4 of SW/4	2	Y	T&P	A-725	120.000	NPRI - FL	0.312
461-0737-001	UPTON	Midland Basin	Wing Resources, LLC	N2&SE4	20	38 T5S	T&P T5S	A0737	501.450	NPRI - FL	3.482
461-0737-002	UPTON	Midland Basin	Wing Resources, LLC	SW4	20	38 T5S	T&P T5S	A0737	167.150	NPRI - FL	1.161
461-0738-001	UPTON	Midland Basin	Wing Resources, LLC	NE4	22	38 T5S	T&P T5S	A0738	167.150	NPRI - FL	2.322
461-0738-002	UPTON	Midland Basin	Wing Resources, LLC	NW4	22	38 T5S	T&P T5S	A0738	167.150	NPRI - FL	2.322
461-0738-003	UPTON	Midland Basin	Wing Resources, LLC	SW4	22	38 T5S	T&P T5S	A0738	160.000	NPRI - FL	4.444
461-0738-004	UPTON	Midland Basin	Wing Resources, LLC	SE4	22	38 T5S	T&P T5S	A0738	160.000	NPRI - FL	1.111
461-0741-001	UPTON	Midland Basin	Wing Resources, LLC	All	28	38 T5S	T&P T5S	A0741	640.000	NPRI - FL	8.889
461-0756-001	UPTON	Midland Basin	Wing Resources, LLC	NW4	44	38 T5S	T&P T5S	A0756	160.000	NPRI - FL	2.222
461-0756-002	UPTON	Midland Basin	Wing Resources, LLC	NE4	44	38 T5S	T&P T5S	A0756	160.000	NPRI - FL	2.222
461-0756-003	UPTON	Midland Basin	Wing Resources, LLC	S2	44	38 T5S	T&P T5S	A0756	320.000	NPRI - FL	4.444
461-0757-001	UPTON	Midland Basin	Wing Resources, LLC	NW4	46	38 T5S	T&P T5S	A0757	160.000	NPRI - FL	2.222

Exhibit A-Part 1

Tract ID	County	Basin	Owner	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Property Type	Total NRA
461-0757-002	UPTON	Midland Basin	Wing Resources, LLC	NE4	46	38 T5S	T&P T5S	A0757	160.000	NPRI - FL	2.222
461-0757-003	UPTON	Midland Basin	Wing Resources, LLC	S2	46	38 T5S	T&P T5S	A0757	320.000	NPRI - FL	4.444
461-0758-001	UPTON	Midland Basin	Wing Resources, LLC	N/2	32	38 T5S	T&P T5S	A0758	320.000	NPRI - FL	4.444
461-0758-002	UPTON	Midland Basin	Wing Resources, LLC	SW/4	32	38 T5S	T&P T5S	A0758	160.000	NPRI - FL	2.222
461-0758-003	UPTON	Midland Basin	Wing Resources, LLC	SE/4	32	38 T5S	T&P T5S	A0758	160.000	NPRI - FL	2.222
461-0759-001	UPTON	Midland Basin	Wing Resources, LLC	NE/4	40	38 T5S	T&P T5S	A0759	165.900	NPRI - FL	4.608
461-0759-002	UPTON	Midland Basin	Wing Resources, LLC	NW4	40	38 T5S	T&P T5S	A0759	160.000	NPRI - FL	2.222
461-0759-003	UPTON	Midland Basin	Wing Resources, LLC	SE4	40	38 T5S	T&P T5S	A0759	160.000	NPRI - FL	2.222
461-0759-004	UPTON	Midland Basin	Wing Resources, LLC	SW4	40	38 T5S	T&P T5S	A0759	160.000	NPRI - FL	2.222
461-1118-001	UPTON	Midland Basin	Wing Resources, LLC	NW/4	34	38 T5S	T&P T5S	A01118	160.000	NPRI - FL	2.222
461-1276-001	UPTON	Midland Basin	Wing Resources II, LLC	ALL	26	41 T5S	T&P	A-1276	659.000	MI	5.625
461-1276-001	UPTON	Midland Basin	Wing Resources, LLC	ALL	26	41 T5S	T&P	A-1276	659.000	MI	1.667
461-1385-001	UPTON	Midland Basin	Wing Resources, LLC	26.66acs out of the SW/4 of 41 & 53.34acs out of the W/2 of 44	41 & 44	40 T5S	T&P	A-472 & A-1385	80.000	NPRI - FL	0.074
461-1425-001	UPTON	Midland Basin	Wing Resources, LLC	All	1		PRIEST J T	A1425	640.000	MI	4.000
461-1429-001	UPTON	Midland Basin	Wing Resources, LLC	NE4	22	41 T5S	T&P	A-1429	659.200	MI	2.500
461-1509-001	UPTON	Midland Basin	Wing Resources, LLC	ALL	16	40 T5S	T&P	A-1508/A-1509	653.500	MI	1.667
461-1526-001	UPTON	Midland Basin	Wing Resources, LLC	E/2 of SW/4	22	B	CCSD & RGNG	A-1526, A-1533	80.000	MI	3.417
461-1528-001	UPTON	Midland Basin	Wing Resources, LLC	NW/4	8	G	GC&SF	A-1528	162.330	MI	40.583
461-1537-001	UPTON	Midland Basin	Wing Resources, LLC	NE4 of 3; E2 of 18	3, 18	N	HE&WT	A-1537	469.034	ORRI	9.105
461-1576-001	UPTON	Midland Basin	Wing Resources, LLC	W2	2	M	EL&RR	A1576	320.000	NPRI - FL	4.444
461-1576-001	UPTON	Midland Basin	Wing Resources, LLC	W2	2	M	EL&RR	A1576	320.000	ORRI	4.444
227-0996-002	HOWARD	Midland Basin	Wing Resources, LLC	SE/4	40	33 T2N	T&P	A-996	162.15	ORRI	2.027
227-0996-001	HOWARD	Midland Basin	Wing Resources, LLC	SW/4	40	33 T2N	T&P	A-996	160	ORRI	3.446
227-0328-001	HOWARD	Midland Basin	Wing Resources, LLC	SW/4	21	33 T2N	T&P	A-328	160	NPRI - FL	9.688

Exhibit A-Part 2

Tract ID	Owner	County	Basin	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Total NRA	Allocated Value	$/NRA
135-0770-001	Wing Resources II, LLC	ECTOR	Midland Basin	W 3/4 of Sections 22 & 27	22, 27	41 T1S	T&P	A-770 & A-60	967.82	18.435	$235,208	$12,759
135-0066-001	Wing Resources II, LLC	ECTOR	Midland Basin	All	41	41 T1S	T&P	A-66	640.00	6.095	$77,769	$12,759
135-0476-001	Wing Resources II, LLC	ECTOR	Midland Basin	All	40	41 T1S	T&P	A-476	640.00	6.095	$77,769	$12,759
135-0479-001	Wing Resources II, LLC	ECTOR, MIDLAND	Midland Basin	All	46	41 T1S	T&P	A-479, A-765	640.00	6.095	$77,769	$12,759
135-0065-001	Wing Resources II, LLC	ECTOR, MIDLAND	Midland Basin	S/2	39	41 T1S	T&P	A-65	320.00	3.048	$38,884	$12,759
173-1034-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	All	16	36 T4S	T&P	A-1034	649.90	54.158	$657,428	$12,139
173-0422-002	Wing Resources, LLC	GLASSCOCK	Midland Basin	N/2	15	36 T4S	T&P	A-422	321.92	53.653	$651,298	$12,139
173-1009-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	All	4	35 T2S	T&P	A-1009	639.40	31.970	$388,084	$12,139
173-0458-002	Wing Resources, LLC	GLASSCOCK	Midland Basin	S/2	47	37 T4S	T&P	A-458	320.00	27.479	$333,570	$12,139
173-0422-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	S/2	15	36 T4S	T&P	A-422	321.92	26.347	$319,822	$12,139
173-1233-001	Wing Resources II, LLC	GLASSCOCK	Midland Basin	ALL	26	36 T2S	T&PRR	A-1233, A-1033	640.00	24.998	$303,456	$12,139
173-0925-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	NW/4	16	36 T3S	T&P	A-925	160.00	20.000	$242,780	$12,139
173-0925-002	Wing Resources, LLC	GLASSCOCK	Midland Basin	NE/4	16	36 T3S	T&P	A-925	160.00	20.000	$242,780	$12,139
173-0917-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	All	30	35 T5S	T&P	A-917	640.00	18.133	$220,121	$12,139
173-0435-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	NW/4	41	36 T4S	T&P	A-435	160.00	15.050	$182,692	$12,139
173-0998-001	Wing Resources II, LLC	GLASSCOCK	Midland Basin	NE/4	6	35 T4S	T&P RR CO/HILLGER J G	A-998	160.00	13.334	$161,859	$12,139
173-0434-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	S/2, W/2 of the NE/4 & E/2 of the NW/4	39	36 T4S	T&P	A-434	480.00	12.000	$145,668	$12,139
173-0355-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	E/2	39	35 T4S	T&P	A-355	320.00	10.000	$121,390	$12,139
173-1123-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	E/2	20	35 T5S	T&P	A-1123	322.67	9.142	$110,979	$12,139
329-0995-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	E/2	18	34 T5S	T&P	A-995	320.00	8.889	$107,902	$12,139
173-0438-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	Middle 1/3 of the W200acs of the N/2	47	36 T4S	T&P	A-438	66.00	8.250	$100,147	$12,139
173-0438-002	Wing Resources, LLC	GLASSCOCK	Midland Basin	South 1/3 of the W200acs of the N/2	47	36 T4S	T&P	A-438	66.00	8.250	$100,147	$12,139
173-0390-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	S250acs	37	36 T2S	T&P	A-390	250.00	7.813	$94,836	$12,139
173-0440-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	All	3	36 T5S	T&P	A-440	640.00	6.667	$80,927	$12,139
173-1073-001	Wing Resources II, LLC	GLASSCOCK	Midland Basin	W/2	16	35 T5S	T&P	A-1073	320.00	6.400	$77,690	$12,139
173-0349-001	Wing Resources II, LLC	GLASSCOCK	Midland Basin	All	27	35 T4S		A-349	640.00	5.000	$60,695	$12,139
173-0906-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	All	14	37 T5S	T&P	A-906	640.00	4.749	$57,647	$12,139
173-0374-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	NE/4	29	35 T5S	T&P	A-374	160.00	4.533	$55,030	$12,139
173-0374-002	Wing Resources, LLC	GLASSCOCK	Midland Basin	NW/4	29	35 T5S	T&P	A-374	160.00	4.533	$55,030	$12,139
173-0374-003	Wing Resources, LLC	GLASSCOCK	Midland Basin	SW/4	29	35 T5S	T&P	A-374	160.00	4.533	$55,030	$12,139
173-0374-004	Wing Resources, LLC	GLASSCOCK	Midland Basin	SE/4	29	35 T5S	T&P	A-374	160.00	4.533	$55,030	$12,139
173-1123-002	Wing Resources, LLC	GLASSCOCK	Midland Basin	NW/4	20	35 T5S	T&P	A-1123	160.00	4.533	$55,030	$12,139
173-1123-003	Wing Resources, LLC	GLASSCOCK	Midland Basin	SW/4	20	35 T5S	T&P	A-1123	160.00	4.533	$55,030	$12,139
173-1130-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	NW/4	32	35 T5S	T&P	A-1130	160.00	4.533	$55,030	$12,139
173-1130-002	Wing Resources, LLC	GLASSCOCK	Midland Basin	NE/4	32	35 T5S	T&P	A-1130	160.00	4.533	$55,030	$12,139
383-0731-002	Wing Resources, LLC	GLASSCOCK	Midland Basin	SE/4	32	35 T5S	T&P	A-1130	160.00	4.533	$55,030	$12,139
173-1049-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	All	2	37 T5S	T&P	A-1049	640.00	4.247	$51,556	$12,139
173-1194-001	Wing Resources, LLC & Wing Resources II, LLC	GLASSCOCK	Midland Basin	S/2	42	36 T4S	T&P	A-1194	320.00	3.802	$46,152	$12,139
173-1010-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	E/2 of the NW/4	24	36 T2S	T&P	A-1010	80.00	3.783	$45,925	$12,139
173-1010-002	Wing Resources, LLC	GLASSCOCK	Midland Basin	W/2 of the NW/4	24	36 T2S	T&P	A-1010	80.00	3.783	$45,925	$12,139
173-1173-002	Wing Resources II, LLC	GLASSCOCK	Midland Basin	E/2 and N80ac of NW/4	18	36 T4S	T&P	A-1173	404.90	3.696	$44,865	$12,139
173-1251-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	W/2	2	36 T5S	T&P	A-1251	320.00	3.333	$40,463	$12,139
173-0423-001	Wing Resources II, LLC	GLASSCOCK	Midland Basin	W/2	17	36 T4S	T&P	A-423	324.80	2.965	$35,989	$12,139
173-0867-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	N/2	44	36 T4S	T&P	A-867	320.00	2.963	$35,967	$12,139
173-0245-001	Wing Resources II, LLC	GLASSCOCK	Midland Basin	All	9	34 T4S		A-245	640.00	2.760	$33,500	$12,139
173-0248-001	Wing Resources II, LLC	GLASSCOCK	Midland Basin	N/2, W3/4 S/2	15	34 T4S		A-248	640.00	2.760	$33,500	$12,139
173-1024-001	Wing Resources II, LLC	GLASSCOCK	Midland Basin	E/2	36	35 T4S		A-1024	320.00	2.300	$27,920	$12,139
173-1173-001	Wing Resources II, LLC	GLASSCOCK	Midland Basin	W/2 S&E the N80acs out of the NW/4	18	36 T4S	T&P	A-1173	243.10	2.219	$26,937	$12,139
173-0523-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	ALL	3	35 T2S		A-523	640.80	2.136	$25,929	$12,139
173-0294-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	ALL	3	35 T2S		A-294	640.00	2.133	$25,896	$12,139
173-1047-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	ALL, L&E 80 acre Ventex unit	2	35 T2S		A-1047	560.00	2.100	$25,492	$12,139
173-1022-002	Wing Resources II, LLC	GLASSCOCK	Midland Basin	S/2	24	35 T4S		A-1022	320.50	2.003	$24,316	$12,139
173-0348-001	Wing Resources II, LLC	GLASSCOCK	Midland Basin	W/2	25	35 T4S		A-348	320.00	2.000	$24,278	$12,139

Exhibit A-Part 2

173-0434-002	Wing Resources, LLC	GLASSCOCK	Midland Basin	W/2 of the NW/4	39	36 T4S	T&P	A-434	80.00	2.000	$24,278	$12,139

Tract ID	Owner	County	Basin	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Total NRA	Allocated Value	$/NRA
173-0434-003	Wing Resources, LLC	GLASSCOCK	Midland Basin	E/2 of the NE/4	39	36 T4S	T&P	A-434	80.00	2.000	$24,278	$12,139
173-0436-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	N/2	43	36 T4S	T&P	A-436	320.00	1.625	$19,726	$12,139
173-1120-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	All	48	37 T4S	T&P	A-1120	640.00	1.623	$19,702	$12,139
173-0989-001	Wing Resources II, LLC	GLASSCOCK	Midland Basin	NE/4	42	36 T3S	T&P	A-989	160.00	1.460	$17,729	$12,139
173-0989-002	Wing Resources II, LLC	GLASSCOCK	Midland Basin	SW/4	42	36 T3S	T&P	A-989 & A-925	160.00	1.460	$17,729	$12,139
173-0989-003	Wing Resources II, LLC	GLASSCOCK	Midland Basin	SE/4	42	36 T3S	T&P	A-989	160.00	1.460	$17,729	$12,139
329-0925-001	Wing Resources II, LLC	GLASSCOCK	Midland Basin	NW/4	42	36 T3S	T&P	A-989 & A-925	160.00	1.460	$17,729	$12,139
173-0242-001	Wing Resources II, LLC	GLASSCOCK	Midland Basin	S/2	3	34 T4S		A-242	320.00	1.380	$16,750	$12,139
173-0243-001	Wing Resources II, LLC	GLASSCOCK	Midland Basin	SW/4, E/2 NW/4	5	34 T4S		A-243	320.00	1.380	$16,750	$12,139
173-0244-001	Wing Resources II, LLC	GLASSCOCK	Midland Basin	N/2	7	34 T4S		A-244	320.00	1.380	$16,750	$12,139
173-1022-001	Wing Resources II, LLC	GLASSCOCK	Midland Basin	N/2	24	35 T4S		A-1022	320.70	1.253	$15,207	$12,139
173-1180-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	S/2 of the SE/4	3	37 T5S	T&P	A-1180 & A-546	80.00	1.250	$15,178	$12,139
173-1228-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	N3/4 of the S/2	44	36 T4S	T&P	A-1228	240.00	1.221	$14,823	$12,139
173-0460-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	All	11	37 T5S	T&P	A-460	640.00	1.042	$12,645	$12,139
173-0348-002	Wing Resources II, LLC	GLASSCOCK	Midland Basin	SE/4	25	35 T4S		A-348	160.00	1.000	$12,139	$12,139
173-0348-003	Wing Resources II, LLC	GLASSCOCK	Midland Basin	NE/4	25	35 T4S		A-348	160.00	1.000	$12,139	$12,139
173-0867-002	Wing Resources II, LLC	GLASSCOCK	Midland Basin	N/2	44	36 T4S		A-867	320.00	0.839	$10,185	$12,139
173-0437-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	S/2	45	36 T4S	T&P	A-437	320.00	0.813	$9,863	$12,139
173-1191-002	Wing Resources, LLC	GLASSCOCK	Midland Basin	E/2	4	36 T5S	T&P	A-1191	320.00	0.812	$9,851	$12,139
173-1032-001	Wing Resources II, LLC	GLASSCOCK	Midland Basin	W 100 ac of SW/4	34	36 T2S	T&P	A-1032	100.00	0.781	$9,478	$12,139
173-1024-002	Wing Resources II, LLC	GLASSCOCK	Midland Basin	SW/4	36	35 T4S		A-1024	160.00	0.625	$7,587	$12,139
173-1024-003	Wing Resources II, LLC	GLASSCOCK	Midland Basin	NW/4	36	35 T4S		A-1024	160.00	0.625	$7,587	$12,139
173-1005-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	SW/4	4	36 T5S	T&P	A-1005	160.00	0.407	$4,941	$12,139
173-1191-001	Wing Resources, LLC	GLASSCOCK	Midland Basin	NW/4	4	36 T5S	T&P	A-1191	160.00	0.407	$4,941	$12,139
173-1047-002	Wing Resources, LLC	GLASSCOCK	Midland Basin	W/2 of NE4	2	35 T2S		A-1047	80.00	0.250	$3,035	$12,139
383-0655-001	Wing Resources, LLC	GLASSCOCK, REAGAN	Midland Basin	N2&W2SW4	29	36 T5S	T&P	A-655	400.00	41.672	$505,856	$12,139
173-1107-001	Wing Resources, LLC	GLASSCOCK, REAGAN	Midland Basin	NW/4	24	37 T5S	T&P	A-1107 & A-762	160.00	8.148	$98,910	$12,139
383-0646-001	Wing Resources, LLC	GLASSCOCK, REAGAN	Midland Basin	NE/4	39	35 T5S	T&P	A-546, A-646	160.00	3.333	$40,463	$12,139
383-0646-002	Wing Resources, LLC	GLASSCOCK, REAGAN	Midland Basin	NW/4	39	35 T5S	T&P	A-546, A-646	160.00	3.333	$40,463	$12,139
173-0962-001	Wing Resources, LLC	GLASSCOCK, REAGAN	Midland Basin	All	26	36 T5S	T&P	A-69, A-962	640.00	1.556	$18,894	$12,139
227-0424-001	Wing Resources II, LLC	HOWARD	Midland Basin	316.3acs out of the N/2	43	34 T1S	T&P	A-424	316.30	75.912	$857,122	$11,291
227-0542-001	Wing Resources, LLC	HOWARD	Midland Basin	N/2 of the NE/4	37	35 T1S	T&P	A-542	80.00	72.128	$814,397	$11,291
227-0564-001	Wing Resources, LLC	HOWARD	Midland Basin	NW/4	15	A	B & C	A-564	160.00	60.175	$679,436	$11,291
227-0418-005	Wing Resources, LLC	HOWARD	Midland Basin	109.722 ac of NE4 (Part of 152.372 ac. tract not pooled in Fryar Donelson A)	31	34 T1S	T&P	A-418	109.72	50.471	$569,870	$11,291
227-1247-002	Wing Resources II, LLC	HOWARD	Midland Basin	NE/4 (Portions lying in Borden County)	18	33 T3N	T&P	A-1057 & A-1247	160.00	41.971	$473,890	$11,291
227-0129-001	Wing Resources II, LLC	HOWARD	Midland Basin	S/2 of SW/4	3	32 T1N	T&P	A-129	80.00	40.000	$451,640	$11,291
227-0579-001	Wing Resources II, LLC	HOWARD	Midland Basin	NW/4	30	A	Bauer & Cockrell	A-579	160.00	40.000	$451,640	$11,291
227-1494-001	Wing Resources, LLC	HOWARD	Midland Basin	SW/4 and W/2 of SE/4	42	33 T1S		A-0	240.00	37.796	$426,754	$11,291
227-0309-001	Wing Resources, LLC	HOWARD	Midland Basin	NW/4	15	33 T1N	T&P	A-309	160.00	35.000	$395,185	$11,291
227-0129-002	Wing Resources II, LLC	HOWARD	Midland Basin	N/2 SW/4	3	32 T1N	T&P	A-129	80.00	32.000	$361,312	$11,291
227-1118-001	Wing Resources II, LLC	HOWARD	Midland Basin	SW/4	46	32 T2N		A-1118	160.00	32.000	$361,312	$11,291
227-1244-001	Wing Resources, LLC	HOWARD	Midland Basin	W/2	38	33 T2N	T&P	A-1244	320.00	28.148	$317,821	$11,291
227-0361-002	Wing Resources II, LLC	HOWARD	Midland Basin	S/2	7	33 T1S	T&P	A-361	321.62	26.383	$297,889	$11,291
227-0263-001	Wing Resources, LLC	HOWARD	Midland Basin	S/2	1	32 T2N		A-263	320.00	24.755	$279,511	$11,291
227-0418-001	Wing Resources, LLC	HOWARD	Midland Basin	205.27 ac. of E/2 31, E2 of 42	31 & 42	34 T1S	T&P	A-418 & A-1422	520.00	24.586	$277,600	$11,291
227-1259-002	Wing Resources, LLC	HOWARD	Midland Basin	N/2	30	34 T1S	T&P	A-1259	321.70	23.162	$261,527	$11,291
317-0546-001	Wing Resources II, LLC	HOWARD	Midland Basin	N/2 of the SE/4	11	35 T1S	T&P	A-546 & A-549	80.00	19.220	$217,013	$11,291
317-0546-002	Wing Resources II, LLC	HOWARD	Midland Basin	S/2 of the SE/4	11	35 T1S	T&P	A-546 & A-549	80.00	19.220	$217,013	$11,291
227-0280-001	Wing Resources II, LLC	HOWARD	Midland Basin	All	35	32 T2N	T&P	A-280	640.00	17.778	$200,729	$11,291
227-1059-001	Wing Resources II, LLC	HOWARD	Midland Basin	All	38	32 T2N	T&P	A-1059	640.00	17.778	$200,729	$11,291
227-1257-001	Wing Resources, LLC	HOWARD	Midland Basin	SW/4 & S/2 of the SE/4	36	35 T1S	T&P	A-1257	242.25	17.442	$196,938	$11,291
227-1422-001	Wing Resources, LLC	HOWARD	Midland Basin	N/2 of the W/2 of the W/2	42	34 T1S	T&P	A-1422	80.20	16.040	$181,108	$11,291

Exhibit A-Part 2

Tract ID	Owner	County	Basin	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Total NRA	Allocated Value	$/NRA
227-0130-001	Wing Resources, LLC	HOWARD	Midland Basin	SE/4	5	32 T1N	T&P	A-130	160.00	16.000	$180,656	$11,291
227-1118-002	Wing Resources II, LLC	HOWARD	Midland Basin	NW/4	46	32 T2N		A-1118	160.00	16.000	$180,656	$11,291
227-1072-001	Wing Resources, LLC	HOWARD	Midland Basin	E/2 & E/2 of the W/2	4	33 T1N	T&P	A-1072, A-1568, & A-1575	487.28	14.438	$163,019	$11,291
227-1259-001	Wing Resources, LLC	HOWARD	Midland Basin	S/2	30	34 T1S	T&P	A-1259	321.40	13.884	$156,770	$11,291
227-1258-001	Wing Resources, LLC	HOWARD	Midland Basin	W/2	44	34 T1S	T&P	A-1258	321.10	13.872	$156,623	$11,291
227-1247-001	Wing Resources II, LLC	HOWARD	Midland Basin	S/2	18	33 T3N	T&P	A-1247	320.00	12.856	$145,161	$11,291
227-1690-001	Wing Resources, LLC	HOWARD	Midland Basin	N/2	36	35 T1S	T&P	A-1690	322.30	12.232	$138,111	$11,291
227-1745-001	Wing Resources, LLC	HOWARD	Midland Basin	SW/4	34	32 T1N		A-1745	160.00	10.476	$118,287	$11,291
227-0361-001	Wing Resources II, LLC	HOWARD	Midland Basin	N/2	7	33 T1S	T&P	A-361	321.52	10.173	$114,864	$11,291
227-0270-001	Wing Resources, LLC	HOWARD	Midland Basin	N/128 of W/2	15	32 T2N		A-270	128.00	10.000	$112,910	$11,291
227-0306-001	Wing Resources, LLC	HOWARD	Midland Basin	N/100 of E/2	9	33 T1N		A-306	100.00	10.000	$112,910	$11,291
227-1335-001	Wing Resources, LLC	HOWARD	Midland Basin	N60 Acs of the SW/4	18	34 T2N	T&P	A-1335	60.00	10.000	$112,910	$11,291
227-0328-001	Wing Resources, LLC	HOWARD	Midland Basin	SW/4	21	33 T2N	T&P	A-328	160.00	9.688	$109,382	$11,291
227-1542-001	Wing Resources, LLC	HOWARD	Midland Basin	ALL	26	31 T2N		A-1061	643.00	8.038	$90,751	$11,291
227-0298-001	Wing Resources II, LLC	HOWARD	Midland Basin	W/2	47	32 T3N	T&P	A-298	321.03	8.026	$90,619	$11,291
227-0353-001	Wing Resources, LLC	HOWARD	Midland Basin	E/2+SW/4 of 39 being 481.29acs & N/2 of 46 being 341.6acs	39, 46	33 T3N	T&P	A-353 & A-1225	822.89	8.022	$90,571	$11,291
227-0152-001	Wing Resources II, LLC	HOWARD	Midland Basin	S/2	1	32 T1S	T&P	A-152	320.00	8.003	$90,357	$11,291
227-0281-001	Wing Resources, LLC	HOWARD	Midland Basin	ALL	37	32 T2N		A-281	640.00	8.000	$90,328	$11,291
227-1335-002	Wing Resources, LLC	HOWARD	Midland Basin	N60 Acs of the SE/4	18	34 T2N	T&P	A-1335	60.00	7.600	$85,812	$11,291
227-0593-001	Wing Resources II, LLC	HOWARD	Midland Basin	SE/4 & S40acs of the NE/4	49	A	Bauer & Cockrell	A-593	200.00	7.501	$84,692	$11,291
227-0418-003	Wing Resources, LLC	HOWARD	Midland Basin	SW/4	31	34 T1S	T&P	A-418	160.80	6.947	$78,434	$11,291
227-0542-004	Wing Resources, LLC	HOWARD	Midland Basin	SE/4	37	35 T1S	T&P	A-542	160.67	6.941	$78,369	$11,291
227-1256-001	Wing Resources, LLC	HOWARD	Midland Basin	E/2	32	34 T1S	T&P	A-1256	321.30	6.825	$77,066	$11,291
227-1239-001	Wing Resources II, LLC	HOWARD	Midland Basin	SE/4	48	35 T1N		A-1239	160.00	6.655	$75,146	$11,291
227-0391-001	Wing Resources II, LLC	HOWARD	Midland Basin	NE/4	21	34 T1N	T&P	A-391	159.40	6.538	$73,820	$11,291
227-1328-001	Wing Resources, LLC	HOWARD	Midland Basin	ALL	30	31 T2N		A-1328	592.70	5.927	$66,922	$11,291
227-1336-001	Wing Resources, LLC	HOWARD	Midland Basin	NE/4	14	34 T2N	T&P	A-1336	160.00	4.998	$56,433	$11,291
227-1336-002	Wing Resources, LLC	HOWARD	Midland Basin	SE/4	14	34 T2N	T&P	A-1136	159.80	4.870	$54,988	$11,291
227-1294-001	Wing Resources, LLC	HOWARD	Midland Basin	S/2 of SE/4	44	32 T2N	T&P	A-1556 & A-1524	80.00	4.633	$52,315	$11,291
227-1121-001	Wing Resources II, LLC	HOWARD	Midland Basin	N/208 acres of E/2	20	33 T1N	T&P	A-1121	208.00	4.470	$50,465	$11,291
227-1402-001	Wing Resources II, LLC	HOWARD	Midland Basin	S/2	4	34 T1S	T&P	A-1402, A-1707	323.00	4.179	$47,190	$11,291
227-0405-001	Wing Resources II, LLC	HOWARD	Midland Basin	W/2	3	34 T1S	T&P	A-405	320.00	4.141	$46,752	$11,291
227-0518-001	Wing Resources II, LLC	HOWARD	Midland Basin	SE/4	1	35 T1S	T&P	A-518	160.00	4.000	$45,164	$11,291
227-0418-002	Wing Resources, LLC	HOWARD	Midland Basin	E/2 of the NW/4	31	34 T1S	T&P	A-418	80.40	3.473	$39,217	$11,291
227-0418-004	Wing Resources, LLC	HOWARD	Midland Basin	W/2 of the NW/4	31	34 T1S	T&P	A-418	80.40	3.473	$39,217	$11,291
227-0542-003	Wing Resources, LLC	HOWARD	Midland Basin	W/2 of the SW/4	37	35 T1S	T&P	A-542	80.33	3.470	$39,184	$11,291
227-1258-002	Wing Resources, LLC	HOWARD	Midland Basin	N/2 of SE/4	44	34 T1S	T&P	A-1258	80.28	3.468	$39,156	$11,291
227-0425-001	Wing Resources, LLC	HOWARD	Midland Basin	N/2 of NW/4	45	34 T1S	T&P	A-425	80.20	3.465	$39,119	$11,291
227-0996-001	Wing Resources, LLC	HOWARD	Midland Basin	SW/4	40	33 T2N	T&P	A-996	160.00	3.446	$38,905	$11,291
227-0381-001	Wing Resources II, LLC	HOWARD	Midland Basin	All	47	33 T1S	T&P	A-381	640.00	3.190	$36,016	$11,291
227-0346-001	Wing Resources II, LLC	HOWARD	Midland Basin	NE/4 S&E 7.683 acre tract in Northeasternmost portion	25	33 T3N	T&P	A-346	152.00	3.023	$34,132	$11,291
227-0303-001	Wing Resources, LLC	HOWARD	Midland Basin	E/2	3	33 T1N	T&P	A-303	320.00	3.000	$33,873	$11,291
227-1144-001	Wing Resources II, LLC	HOWARD	Midland Basin	E40acs of 34 South of FM 33, All of 38 S&E N/2 of the NE/4, NE/4 of the NW/4, 10acs Tract out of the S/2 of the SE/4, & E40acs of 39	34, 38, & 39	33 T1S	T&P	A-1720, A-1143, A-1144, & A-377	560.00	2.791	$31,510	$11,291
227-0996-002	Wing Resources, LLC	HOWARD	Midland Basin	SE/4	40	33 T2N	T&P	A-996	162.15	2.027	$22,885	$11,291
227-0339-001	Wing Resources, LLC	HOWARD	Midland Basin	NE/4	19	34 T2N	T&P	A-399	159.80	1.572	$17,754	$11,291
227-1207-001	Wing Resources, LLC	HOWARD	Midland Basin	SE/4	2	33 T1N	T&P	A-1207	160.00	1.333	$15,055	$11,291
227-1207-002	Wing Resources, LLC	HOWARD	Midland Basin	SW/4	2	33 T1N	T&P	A-1207	160.00	1.333	$15,055	$11,291
227-0311-001	Wing Resources II, LLC	HOWARD	Midland Basin	NE/4	19	33 T1N	T&P	A-311	160.00	1.314	$14,835	$11,291
227-0592-001	Wing Resources II, LLC	HOWARD	Midland Basin	E65acs of the E105acs of the S/2	48	A	Bauer & Cockrell	A-592	65.00	1.238	$13,980	$11,291
227-0542-002	Wing Resources, LLC	HOWARD	Midland Basin	N/2 of the NW/4	37	35 T1S	T&P	A-542	80.00	0.864	$9,755	$11,291

Exhibit A-Part 2

Tract ID	Owner	County	Basin	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Total NRA	Allocated Value	$/NRA
227-0401-001	Wing Resources, LLC	HOWARD	Midland Basin	NW/4	23	34 T2N	T&P	A-401	160.00	0.374	$4,220	$11,291
227-0401-002	Wing Resources, LLC	HOWARD	Midland Basin	NE/4	23	34 T2N	T&P	A-401	160.00	0.374	$4,220	$11,291
227-1231-001	Wing Resources II, LLC	HOWARD	Midland Basin	S/2 & NE/4 of Section 30, N/2 of Section 31	30, 31	32 T3N	T&P	A-1231 & A-290	558.24	0.301	$3,402	$11,291
227-0401-003	Wing Resources, LLC	HOWARD	Midland Basin	SW/4	23	34 T2N	T&P	A-401	160.00	0.225	$2,544	$11,291
227-0401-004	Wing Resources, LLC	HOWARD	Midland Basin	NW/4 All of the SE/4	23	34 T2N	T&P	A-401	40.00	0.093	$1,055	$11,291
227-0401-005	Wing Resources, LLC	HOWARD	Midland Basin	NE/4 All of the SE/4	23	34 T2N	T&P	A-401	40.00	0.093	$1,055	$11,291
227-0401-006	Wing Resources, LLC	HOWARD	Midland Basin	SW/4 All of the SE/4	23	34 T2N	T&P	A-401	40.00	0.093	$1,055	$11,291
227-0401-007	Wing Resources, LLC	HOWARD	Midland Basin	SE/4 All of the SE/4	23	34 T2N	T&P	A-401	40.00	0.093	$1,055	$11,291
227-0398-001	Wing Resources, LLC	HOWARD	Midland Basin	All of the SW/4 S&E 10acs out of the SWC	13	34 T2N	T&P	A-398	150.00	0.015	$173	$11,291
317-1122-001	Wing Resources, LLC	HOWARD, MARTIN	Midland Basin	W80acs of the E160acs of the W215acs of the S/2	48	A	Bauer & Cockrell	A-1122	80.00	45.000	$508,095	$11,291
317-0939-002	Wing Resources, LLC	HOWARD, MARTIN	Midland Basin	S/2 & Portions of the NE/4 south of the HWY ROW	14	35 T1S	T&P	A-939 & A-1620	454.40	12.780	$144,299	$11,291
317-0131-001	Wing Resources, LLC & Wing Resources II, LLC	MARTIN	Midland Basin	S/2	9	36 T1N	T&P	A-131	321.20	124.912	$1,520,432	$12,172
317-0189-001	Wing Resources, LLC & Wing Resources II, LLC	MARTIN	Midland Basin	ALL	29	36 T3N	T&P	A-189	639.90	95.153	$1,158,200	$12,172
317-0820-001	Wing Resources, LLC & Wing Resources II, LLC	MARTIN	Midland Basin	ALL	12	36 T2N	T&P	A-820	642.90	92.583	$1,126,921	$12,172
317-0454-002	Wing Resources, LLC & Wing Resources II, LLC	MARTIN	Midland Basin	NE/4 S&E a 5acs Tract for Evergreen Cemetery Association	26	36 T1S	T&P	A-454	155.30	84.841	$1,032,687	$12,172
317-0221-001	Wing Resources II, LLC	MARTIN	Midland Basin	All	19	37 T1N		A-221	640.00	80.000	$973,762	$12,172
317-0897-003	Wing Resources II, LLC	MARTIN	Midland Basin	NE/4 & S/2 of the NW/4	46	36 T2N	T&P	A-897	242.90	72.870	$886,976	$12,172
317-0156-001	Wing Resources, LLC & Wing Resources II, LLC	MARTIN	Midland Basin	E/2 & NW/4	11	36 T2N	T&P	A-156	482.25	69.448	$845,323	$12,172
317-0893-001	Wing Resources, LLC	MARTIN	Midland Basin	W200acs of the N/2	2	36 T1N	T&P	A-1011	200.00	58.667	$714,092	$12,172
317-0903-001	Wing Resources II, LLC	MARTIN	Midland Basin	NE/4 & S/2	6	38 T2N	T&P	A-903	480.00	57.600	$701,109	$12,172
317-0080-001	Wing Resources II, LLC	MARTIN	Midland Basin	E/2	31	35 T2N	T&P	A-80	320.00	48.000	$584,257	$12,172
317-0644-001	Wing Resources II, LLC	MARTIN	Midland Basin	SE/4	14	37 T1S	T&P	A-644	160.00	37.726	$459,205	$12,172
317-1004-001	Wing Resources, LLC	MARTIN	Midland Basin	S/2	2	36 T1N	T&P	A-1004	321.40	45.197	$550,138	$12,172
317-1092-001	Wing Resources, LLC	MARTIN	Midland Basin	E/2	2	36 T2N	T&P	A-1092	321.26	43.839	$533,605	$12,172
317-0719-001	Wing Resources II, LLC	MARTIN	Midland Basin	W/2	2	35 T1S	T&P RR CO	719	320.70	42.763	$520,518	$12,172
317-0595-004	Wing Resources II, LLC	MARTIN	Midland Basin	See amd. 405/549	256, 257			A-595, A-596	3,266.65	40.833	$497,022	$12,172
317-0188-001	Wing Resources, LLC	MARTIN	Midland Basin	NW/4	27	36 T3N	T&P	A-188	160.00	40.000	$486,881	$12,172
317-0956-001	Wing Resources, LLC	MARTIN	Midland Basin	NW/4	38	37 T1N	T&P	A-956	168.00	39.900	$485,664	$12,172
317-0819-001	Wing Resources, LLC & Wing Resources II, LLC	MARTIN	Midland Basin	All	3 & 10	36 T2N	T&P	A-152 & A-819	1,282.25	38.406	$467,478	$12,172
317-0594-007	Wing Resources II, LLC	MARTIN	Midland Basin	Lots 31,32,33, E2 of 34, E2 of 47, 48, W2 of 49, 50, 53, E2 of 54, 67, 68, W2 of 69, W2 of 72, 73, 74, 116, 117	255, 258			A-594, A-597	1,897.50	29.648	$360,882	$12,172
317-0198-002	Wing Resources, LLC & Wing Resources II, LLC	MARTIN	Midland Basin	NE/4	7	36 T1S	T&P	A-198	160.00	27.657	$336,641	$12,172
317-0198-003	Wing Resources, LLC & Wing Resources II, LLC	MARTIN	Midland Basin	NW/4	7	36 T1S	T&P	A-198	160.00	27.657	$336,641	$12,172
317-0129-001	Wing Resources II, LLC	MARTIN	Midland Basin	S/2 S/2	5	36 T1N		A-129	126.00	27.562	$335,486	$12,172
317-0267-003	Wing Resources, LLC	MARTIN	Midland Basin	W164.95AC of the N200ac of W440ac	23	37 T1S	T&P	A-267	164.95	27.492	$334,629	$12,172
317-0156-002	Wing Resources, LLC & Wing Resources II, LLC	MARTIN	Midland Basin	SW/4	11	36 T2N	T&P	A-156	160.75	27.419	$333,743	$12,172
317-1092-002	Wing Resources, LLC	MARTIN	Midland Basin	SW/4	2	36 T2N	T&P	A-1092	160.63	26.772	$325,866	$12,172
317-0765-001	Wing Resources, LLC	MARTIN	Midland Basin	S/2 of the SW/4	10	36 T1N	T&P	A-765	80.00	26.667	$324,587	$12,172
317-0940-001	Wing Resources, LLC & Wing Resources II, LLC	MARTIN	Midland Basin	NW/4 17, E/2 of 18	17, 18	36 T1S	T&P	A-203 & A-940	480.00	20.168	$245,484	$12,172

Exhibit A-Part 2

Tract ID	Owner	County	Basin	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Total NRA	Allocated Value	$/NRA
317-0596-003	Wing Resources II, LLC	MARTIN	Midland Basin	N/2 Lots: 135, 61, 62; NW/4 Lot 68; W/2 Lots 78, 83, 98, 103; All of Lots 79, 80, 81, 82, 99, 100, 136, 137, 138, 101, 102	257			A-596	1,619.65	25.307	$308,038	$12,172
317-0968-001	Wing Resources, LLC	MARTIN	Midland Basin	SE/4	22	35 T2N	T&P	A-968	162.50	25.128	$305,856	$12,172
317-0897-002	Wing Resources II, LLC	MARTIN	Midland Basin	N/2 of the NW/4	46	36 T2N	T&P	A-897	80.00	24.000	$292,129	$12,172
317-1139-001	Wing Resources, LLC & Wing Resources II, LLC	MARTIN	Midland Basin	W2 NW/4	24	37 T1S	T&P	A-1139	83.00	22.232	$270,607	$12,172
317-1139-002	Wing Resources, LLC & Wing Resources II, LLC	MARTIN	Midland Basin	E2 NW/4	24	37 T1S	T&P	A-1139	83.00	22.232	$270,607	$12,172
317-0147-002	Wing Resources, LLC	MARTIN	Midland Basin	SW/4	41	36 T1N	T&P	A-147	160.00	21.985	$267,602	$12,172
317-0267-001	Wing Resources, LLC	MARTIN	Midland Basin	E112.5acs of the N/2	23	37 T1S	T&P	A-267	112.50	21.875	$266,263	$12,172
317-0159-001	Wing Resources II, LLC	MARTIN	Midland Basin	SW/4	17	36 T2N	T&P	A-159	162.90	21.410	$260,599	$12,172
317-1103-001	Wing Resources, LLC	MARTIN	Midland Basin	NW/4	26	37 T2N	T&P	A-1103	166.00	20.750	$252,570	$12,172
317-0642-001	Wing Resources, LLC	MARTIN	Midland Basin	W/2	4	37 T1S	T&P	A-642	320.00	20.430	$248,671	$12,172
317-0735-003	Wing Resources, LLC	MARTIN	Midland Basin	S/2	8	36 T1N	T&P	A-735	322.50	20.156	$245,342	$12,172
317-0076-001	Wing Resources, LLC	MARTIN	Midland Basin	S/2	23	35 T2N	T&P	A-76	320.90	20.056	$244,125	$12,172
317-0717-001	Wing Resources, LLC	MARTIN	Midland Basin	W/2 of the SE/4	10	35 T1S	T&P	A-1148	80.25	20.000	$243,441	$12,172
317-0948-001	Wing Resources II, LLC	MARTIN	Midland Basin	ALL	8	HA		A-948	776.56	19.414	$236,308	$12,172
317-0903-002	Wing Resources II, LLC	MARTIN	Midland Basin	NW/4	6	38 T2N	T&P	A-903	160.00	19.200	$233,703	$12,172
317-0245-001	Wing Resources, LLC	MARTIN	Midland Basin	SE/4 S&E the NW Part	19	37 T2N	T&P	A-245	141.63	18.884	$229,857	$12,172
317-0262-001	Wing Resources II, LLC	MARTIN	Midland Basin	S/2 of the SW/4	13	37 T1S	T&P	A-262	80.00	17.143	$208,666	$12,172
317-0262-002	Wing Resources II, LLC	MARTIN	Midland Basin	N/2 of the SW/4	13	37 T1S	T&P	A-262	80.00	17.142	$208,658	$12,172
317-1047-001	Wing Resources, LLC	MARTIN	Midland Basin	SW/4	2	37 T1S	T&P	A-1047	167.39	16.739	$203,748	$12,172
317-1147-001	Wing Resources, LLC	MARTIN	Midland Basin	NE/4	34	37 T1N	T&P	A-1147	167.80	16.471	$200,491	$12,172
317-1141-001	Wing Resources II, LLC	MARTIN	Midland Basin	NE/4	10	35 T2N		A-1141	162.50	16.250	$197,796	$12,172
317-0170-001	Wing Resources, LLC	MARTIN	Midland Basin	E/2 of the SE/4	39	36 T2N	T&P	A-170	80.00	16.000	$194,752	$12,172
317-1130-001	Wing Resources, LLC	MARTIN	Midland Basin	SW/4	26	34 T3N	T&P	A-1130	161.90	15.178	$184,749	$12,172
317-0735-001	Wing Resources, LLC	MARTIN	Midland Basin	NE/4	8	36 T1N	T&P	A-735	160.00	15.000	$182,580	$12,172
317-0168-001	Wing Resources, LLC	MARTIN	Midland Basin	NE/4	35	36 T2N	T&P	A-168	160.00	14.435	$175,704	$12,172
317-0833-001	Wing Resources II, LLC	MARTIN	Midland Basin	S/2	28	36 T2N		A-833	339.50	13.626	$165,856	$12,172
317-0735-002	Wing Resources, LLC	MARTIN	Midland Basin	NW/4	8	36 T1N	T&P	A-735	161.00	13.417	$163,308	$12,172
317-0165-001	Wing Resources II, LLC	MARTIN	Midland Basin	NE/4	29	36 T2N	T&P	A-165	160.00	13.338	$162,346	$12,172
317-0454-001	Wing Resources, LLC	MARTIN	Midland Basin	S/2 of the SW/4	26	36 T1S	T&P	A-454	80.00	13.333	$162,293	$12,172
317-0544-001	Wing Resources, LLC & Wing Resources II, LLC	MARTIN	Midland Basin	NW/4	37	35 T1N	T&P	A-544	160.00	13.333	$162,292	$12,172
317-0633-001	Wing Resources, LLC	MARTIN	Midland Basin	E/2	46	35 T1N	T&P	A-633	320.00	13.125	$159,758	$12,172
317-0642-002	Wing Resources, LLC	MARTIN	Midland Basin	E/2	4	37 T1S	T&P	A-642	336.00	13.125	$159,758	$12,172
317-0595-008	Wing Resources II, LLC	MARTIN	Midland Basin	S/2 Lots 10, 16, 15; All Lots 11, 26; W/2 Lot 34; S/2 & NE/4 Lot 35	255, 256			A-595	760.00	11.875	$144,543	$12,172
317-0283-002	Wing Resources, LLC & Wing Resources II, LLC	MARTIN	Midland Basin	S/2	29	38 T1N	T&P	A-283	320.00	11.598	$141,171	$12,172
317-0596-005	Wing Resources II, LLC	MARTIN	Midland Basin	S/2 Lot 84, All of Lots 65, 76, 77, 85, 96, 105	257			A-596	921.75	11.522	$140,245	$12,172
317-0596-004	Wing Resources II, LLC	MARTIN	Midland Basin	S/2 Lots 135, 61, 62; S/2 & NE/4 Lot 63, E/2 Lot 78, All of Lots 57, 58, 64	257			A-596	860.88	10.761	$130,982	$12,172
317-0595-006	Wing Resources II, LLC	MARTIN	Midland Basin	Lots 45, 56, 55; NW/4 Lot 35; W/2 Lot 47; N/2 Lot 36; W/2 Lot 54	255, 256, 257, 258			A-594, A-595, A-597, A-596	760.00	10.688	$130,089	$12,172
317-0836-001	Wing Resources, LLC	MARTIN	Midland Basin	W60acs out of the NE/4 north of HWY ROW	20	36 T1S	T&P	A-836	60.00	10.613	$129,176	$12,172
317-0645-001	Wing Resources, LLC	MARTIN	Midland Basin	NW/4 & SE/4	10	37 T1S	T&P	A-645	164.00	10.250	$124,763	$12,172
317-0645-002	Wing Resources, LLC	MARTIN	Midland Basin	NW/4 & SE/4	10	37 T1S	T&P	A-645	164.00	10.250	$124,763	$12,172
317-0740-001	Wing Resources, LLC	MARTIN	Midland Basin	NW/4	30	35 T2N	T&P	A-740	163.00	10.197	$124,122	$12,172
317-0052-001	Wing Resources, LLC	MARTIN	Midland Basin	S/2 of the NW/4	23	35 T1N	T&P	A-52	80.00	10.000	$121,720	$12,172
317-0458-001	Wing Resources II, LLC	MARTIN	Midland Basin	E/2 of the NW/4	4	36 T1S	T&P	A-458	80.00	9.697	$118,036	$12,172
317-0983-001	Wing Resources, LLC	MARTIN	Midland Basin	N/2	24	36 T2N	T&P	A-983 & A-982	321.27	9.538	$116,093	$12,172
317-0168-002	Wing Resources, LLC	MARTIN	Midland Basin	SE/4	35	36 T2N	T&P	A-168	160.00	9.435	$114,844	$12,172
317-0283-001	Wing Resources, LLC	MARTIN	Midland Basin	N/2	29	38 T1N	T&P	A-283	320.00	9.250	$112,591	$12,172

Exhibit A-Part 2

Tract ID	Owner	County	Basin	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Total NRA	Allocated Value	$/NRA
317-0170-002	Wing Resources, LLC	MARTIN	Midland Basin	NE4 S of ROW	39	36 T2N	T&P	A-170	41.10	8.980	$109,305	$12,172
317-0267-002	Wing Resources, LLC	MARTIN	Midland Basin	E35.05 of the N200ac of W440ac	23	37 T1S	T&P	A-267	35.05	8.763	$106,657	$12,172
317-0597-005	Wing Resources II, LLC	MARTIN	Midland Basin	Lots 107, 94, 87, 86, 75	258			A-597	681.75	8.522	$103,729	$12,172
317-0807-001	Wing Resources, LLC & Wing Resources II, LLC	MARTIN	Midland Basin	All	28	36 T3N	T&P	A-807	640.00	8.501	$103,472	$12,172
317-0554-001	Wing Resources, LLC	MARTIN	Midland Basin	S150acs of the SW/4	2	36 T1S	T&P	A-554	150.00	8.333	$101,434	$12,172
317-0199-001	Wing Resources, LLC	MARTIN	Midland Basin	SW/4	9	36 T1S	T&P	A-199	160.41	8.021	$97,626	$12,172
317-0170-003	Wing Resources, LLC	MARTIN	Midland Basin	NW/4 of the SE/4	39	36 T2N	T&P	A-170	40.00	8.000	$97,376	$12,172
317-0170-004	Wing Resources, LLC	MARTIN	Midland Basin	SW/4 of the SE/4	39	36 T2N	T&P	A-170	40.00	8.000	$97,376	$12,172
317-1140-002	Wing Resources II, LLC	MARTIN	Midland Basin	N/2	4	35 T2N	T&PRR	A-1140	327.06	7.722	$93,995	$12,172
317-0134-001	Wing Resources, LLC	MARTIN	Midland Basin	S/2	15	36 T1N	T&P	A-134	320.00	7.667	$93,319	$12,172
317-0458-002	Wing Resources II, LLC	MARTIN	Midland Basin	E100acs of the SE/4	4	36 T1S	T&P	A-458	100.00	7.272	$88,515	$12,172
317-0258-001	Wing Resources, LLC	MARTIN	Midland Basin	E/2	5	37 T1S	T&P	A-258	321.00	6.688	$81,400	$12,172
317-0446-003	Wing Resources, LLC	MARTIN	Midland Basin	N65.88acs of the NW/4 & NW14.12acs of the the NE/4	14	36 T1S	T&P	A-446	65.00	6.500	$79,118	$12,172
317-0162-001	Wing Resources, LLC	MARTIN	Midland Basin	E/2	23	36 T2N	T&P	A-162	320.00	6.445	$78,443	$12,172
317-0151-001	Wing Resources, LLC & Wing Resources II, LLC	MARTIN	Midland Basin	All	1	36 T2N	T&P	A-151	480.00	6.376	$77,604	$12,172
317-0594-001	Wing Resources II, LLC	MARTIN	Midland Basin	Lots, 11, 30, 118, 119	255			A-594	403.50	5.044	$61,393	$12,172
317-0182-001	Wing Resources, LLC	MARTIN	Midland Basin	SW/4	15	36 T3N	T&P	A-182	160.00	5.000	$60,860	$12,172
317-0447-001	Wing Resources, LLC	MARTIN	Midland Basin	N/2	10	36 T1S	T&P	A-447	320.00	5.000	$60,860	$12,172
317-0762-001	Wing Resources, LLC	MARTIN	Midland Basin	N/2	34	36 T2N	T&P	A-762 & A-1077	320.00	5.000	$60,860	$12,172
317-0926-002	Wing Resources, LLC	MARTIN	Midland Basin	SW/4 & N/2 of the SE/4	44	37 T1N	T&P	A-926	240.00	5.000	$60,860	$12,172
317-0149-001	Wing Resources, LLC	MARTIN	Midland Basin	NW/4	45	36 T1N	T&P	A-149	158.75	4.961	$60,385	$12,172
317-0941-001	Wing Resources II, LLC	MARTIN	Midland Basin	N2	9	HA		A-941	409.50	4.931	$60,023	$12,172
317-0028-002	Wing Resources II, LLC	MARTIN	Midland Basin	N2, SW4	31	34 T3N	T&P	A-28	480.00	4.773	$58,095	$12,172
317-0941-002	Wing Resources II, LLC	MARTIN	Midland Basin	S2	9	HA		A-941	409.50	4.693	$57,125	$12,172
317-0658-001	Wing Resources, LLC	MARTIN	Midland Basin	SE/4	46	36 T1N	T&P	A-1166	160.50	4.435	$53,982	$12,172
317-0595-005	Wing Resources II, LLC	MARTIN	Midland Basin	Lots 4, 126	256			A-595	201.75	4.200	$51,123	$12,172
317-0924-002	Wing Resources, LLC	MARTIN	Midland Basin	NW/4	12	37 T1S	T&P	A-924	160.00	4.000	$48,688	$12,172
317-0446-001	Wing Resources, LLC	MARTIN	Midland Basin	SW/4 S&E portion in the Lindsey Unit	14	36 T1S	T&P	A-446	116.65	3.808	$46,345	$12,172
317-1141-004	Wing Resources II, LLC	MARTIN	Midland Basin	SE/4	10	35 T2N	T&PRR	A-1141	162.70	3.776	$45,958	$12,172
317-0447-002	Wing Resources, LLC	MARTIN	Midland Basin	SE/4	10	36 T1S	T&P	A-447	160.03	3.751	$45,654	$12,172
317-0594-010	Wing Resources II, LLC	MARTIN	Midland Basin	Lot 27, W/2 28	255			A-594	240.00	3.750	$45,645	$12,172
317-0856-001	Wing Resources, LLC	MARTIN	Midland Basin	S/3RD	20	38 T1N	T&P	A-856	213.33	3.744	$45,574	$12,172
317-1141-003	Wing Resources II, LLC	MARTIN	Midland Basin	NW4	10	35 T2N	T&PRR	A-1141	163.95	3.733	$45,436	$12,172
317-0148-001	Wing Resources, LLC	MARTIN	Midland Basin	NE/4	43	36 T1N	T&P	A-148	160.52	3.567	$43,419	$12,172
317-0596-002	Wing Resources II, LLC	MARTIN	Midland Basin	N/2 Lot 84, All Lot 97, All Lot 104	257			A-596	281.75	3.522	$42,868	$12,172
317-0594-002	Wing Resources II, LLC	MARTIN	Midland Basin	E/2 Lotr 28, W/2 Lot 12, W/2 Lot 29	255			A-594	240.00	3.375	$41,081	$12,172
317-0081-001	Wing Resources, LLC	MARTIN	Midland Basin	S/2	33	35 T2N	T&P	A-81	321.50	3.349	$40,761	$12,172
317-0148-002	Wing Resources, LLC	MARTIN	Midland Basin	SW/4	43	36 T1N	T&P	A-148	160.46	3.343	$40,690	$12,172
317-0447-003	Wing Resources, LLC	MARTIN	Midland Basin	SW/4	10	36 T1S	T&P	A-447	160.03	3.334	$40,581	$12,172
317-0897-001	Wing Resources, LLC	MARTIN	Midland Basin	S/2	46	36 T2N	T&P	A-897	320.00	3.333	$40,573	$12,172
317-0184-001	Wing Resources, LLC	MARTIN	Midland Basin	E/2 & NW/4	19	36 T3N	T&P	A-184	480.00	3.250	$39,559	$12,172
317-0594-004	Wing Resources II, LLC	MARTIN	Midland Basin	Lots 10, 139	255			A-594	201.75	3.152	$38,370	$12,172
317-0443-001	Wing Resources, LLC	MARTIN	Midland Basin	NE/4	24	36 T1S	T&P	A-443	98.50	3.078	$37,467	$12,172
317-1141-002	Wing Resources II, LLC	MARTIN	Midland Basin	SW/4	10	35 T2N	T&PRR	A-1141	162.77	3.075	$37,423	$12,172
317-1140-001	Wing Resources II, LLC	MARTIN	Midland Basin	SW/4	4	35 T2N	T&PRR	A-1140	161.20	3.045	$37,063	$12,172
317-0597-003	Wing Resources II, LLC	MARTIN	Midland Basin	S. 121.75ac Lot 95	258			A-597	121.75	3.044	$37,049	$12,172
317-0595-007	Wing Resources II, LLC	MARTIN	Midland Basin	S/2 Lot 16, All Lot 5	256			A-595	240.00	3.000	$36,516	$12,172
317-0028-001	Wing Resources II, LLC	MARTIN	Midland Basin	All	31	34 T3N	T&P	A-28	161.40	2.825	$34,388	$12,172
317-1049-001	Wing Resources, LLC	MARTIN	Midland Basin	S/2	16	36 T2N	T&P	A-842 & A-1049	320.00	2.753	$33,512	$12,172
317-0717-002	Wing Resources II, LLC	MARTIN	Midland Basin	E/2 of the SE/4	10	35 T1S	T&P	A-717	80.25	2.675	$32,563	$12,172
317-0209-001	Wing Resources, LLC	MARTIN	Midland Basin	SE/4	29	36 T1S	T&P	A-209	160.00	2.667	$32,459	$12,172
317-0894-001	Wing Resources, LLC	MARTIN	Midland Basin	S/2 OF SW/4	48	36 T2N	T&P	A-894	80.00	2.667	$32,459	$12,172
317-0925-001	Wing Resources, LLC	MARTIN	Midland Basin	NW/4	6	36 T1S	T&P	A-925	160.00	2.667	$32,459	$12,172
317-0925-002	Wing Resources, LLC	MARTIN	Midland Basin	NE/4	6	36 T1S	T&P	A-925	160.00	2.667	$32,459	$12,172

Exhibit A-Part 2

Tract ID	Owner	County	Basin	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Total NRA	Allocated Value	$/NRA
317-0201-001	Wing Resources, LLC	MARTIN	Midland Basin	NW/4	13	36 T1S	T&P	A-201	160.00	2.500	$30,430	$12,172
317-0594-005	Wing Resources II, LLC	MARTIN	Midland Basin	Lot 14	255			A-594	160.00	2.500	$30,430	$12,172
317-0198-001	Wing Resources, LLC	MARTIN	Midland Basin	S/2	7	36 T1S	T&P	A-198	315.00	2.461	$29,955	$12,172
317-0939-001	Wing Resources, LLC	MARTIN	Midland Basin	Portions of the NW/4 lying south of the HWY ROW	14	35 T1S	T&P	A-939	103.14	2.417	$29,424	$12,172
317-0596-001	Wing Resources II, LLC	MARTIN	Midland Basin	E/2 Lot 83, E/2 Lot 98, E/2 Lot 103	257			A-596	180.88	2.261	$27,520	$12,172
317-0594-003	Wing Resources II, LLC	MARTIN	Midland Basin	Lot 46	255			A-594	160.00	2.250	$27,390	$12,172
317-0853-001	Wing Resources II, LLC	MARTIN	Midland Basin	N/2 NE/4	34	36 T1S	T&P	A-853	80.00	2.250	$27,390	$12,172
317-0594-022	Wing Resources II, LLC	MARTIN	Midland Basin	E/2 Lot 29, E/2 Lot 12	255			A-594	160.00	2.250	$27,387	$12,172
317-0147-001	Wing Resources, LLC	MARTIN	Midland Basin	NW/4	41	36 T1N	T&P	A-147	160.00	2.250	$27,387	$12,172
317-0280-002	Wing Resources, LLC	MARTIN	Midland Basin	NE/4 & E/2 of the NW/4	23	38 T1N	T&P	A-280	240.00	2.109	$25,674	$12,172
317-0130-003	Wing Resources II, LLC	MARTIN	Midland Basin	NE/4	7	36 T1N		A-130	160.00	2.000	$24,344	$12,172
317-0597-002	Wing Resources II, LLC	MARTIN	Midland Basin	W/2 Lot 88	258			A-597	80.00	2.000	$24,344	$12,172
317-0597-006	Wing Resources II, LLC	MARTIN	Midland Basin	SEE DR 144-105; Lot 66	258			A-597	160.00	2.000	$24,344	$12,172
317-0924-001	Wing Resources, LLC	MARTIN	Midland Basin	N/2 of the NE/4	12	37 T1S	T&P	A-924	80.00	2.000	$24,344	$12,172
317-0151-002	Wing Resources II, LLC	MARTIN	Midland Basin	All	1	36 T2N	T&P	A-151	160.00	1.875	$22,825	$12,172
317-0926-001	Wing Resources, LLC	MARTIN	Midland Basin	S/2 of the SE/4	44	37 T1N	T&P	A-926	80.00	1.667	$20,287	$12,172
317-1012-001	Wing Resources, LLC	MARTIN	Midland Basin	S/2 of the NE/4	12	36 T1S	T&P	A-1012	80.00	1.667	$20,287	$12,172
317-0597-008	Wing Resources II, LLC	MARTIN	Midland Basin	W/2 Lot 93, W/2 Lot 108	258			A-597	100.88	1.576	$19,185	$12,172
317-0446-004	Wing Resources, LLC & Wing Resources II, LLC	MARTIN	Midland Basin	SW4 overlap with Lindey Unit	14	36 T1S	T&P	A-446	42.98	1.509	$18,369	$12,172
317-1003-001	Wing Resources, LLC	MARTIN	Midland Basin	SW/4 & S/2 of the NW/4	12	35 T2N	T&P	A-1003	240.08	1.501	$18,264	$12,172
317-0595-003	Wing Resources II, LLC	MARTIN	Midland Basin	Lot 41	256			A-595	160.00	1.500	$18,260	$12,172
317-0594-006	Wing Resources II, LLC	MARTIN	Midland Basin	W/2 Lot 9, ALL Lot 121	255			A-594	120.00	1.500	$18,258	$12,172
317-0595-002	Wing Resources II, LLC	MARTIN	Midland Basin	Lot 20	256			A-595	160.00	1.500	$18,256	$12,172
317-0107-002	Wing Resources, LLC	MARTIN	Midland Basin	NW/4	3	35 T1S	T&P	A-107	160.00	1.429	$17,389	$12,172
317-0107-001	Wing Resources, LLC	MARTIN	Midland Basin	NE/4	3	35 T1S	T&P	A-107	160.00	1.428	$17,388	$12,172
317-0632-001	Wing Resources, LLC	MARTIN	Midland Basin	All	42	35 T1N	T&P	A-632	640.00	1.340	$16,314	$12,172
317-0778-001	Wing Resources, LLC	MARTIN	Midland Basin	All	44	35 T1N	T&P	A-778	643.40	1.336	$16,258	$12,172
317-0704-001	Wing Resources II, LLC	MARTIN	Midland Basin	E23.25acs of the NW/4, NE/4, N63.25acs of the SE/4, & E25.25acs of the SW/4	42	34 T3N	T&P	A-704	275.00	1.313	$15,987	$12,172
317-0597-007	Wing Resources II, LLC	MARTIN	Midland Basin	E/2 Lot 88	258			A-597	80.00	1.250	$15,215	$12,172
317-0594-013	Wing Resources II, LLC	MARTIN	Midland Basin	Lot 15	255			A-594	80.00	1.125	$13,694	$12,172
317-0594-014	Wing Resources II, LLC	MARTIN	Midland Basin	S/2 Lot 6	255			A-594	80.00	1.125	$13,694	$12,172
317-0594-015	Wing Resources II, LLC	MARTIN	Midland Basin	N/2 Lot 6	255			A-594	80.00	1.125	$13,694	$12,172
317-0594-016	Wing Resources II, LLC	MARTIN	Midland Basin	S/2 Lot 7	255			A-594	80.00	1.125	$13,694	$12,172
317-0594-017	Wing Resources II, LLC	MARTIN	Midland Basin	N/2 Lot 7	255			A-594	80.00	1.125	$13,694	$12,172
317-0594-018	Wing Resources II, LLC	MARTIN	Midland Basin	S/2 Lot 8	255			A-594	80.00	1.125	$13,694	$12,172
317-0594-019	Wing Resources II, LLC	MARTIN	Midland Basin	N/2 Lot 8	255			A-594	80.00	1.125	$13,694	$12,172
317-0594-020	Wing Resources II, LLC	MARTIN	Midland Basin	N/2 Lot 13	255			A-594	80.00	1.125	$13,694	$12,172
317-0594-021	Wing Resources II, LLC	MARTIN	Midland Basin	S/2 Lot 13	255			A-594	80.00	1.125	$13,694	$12,172
317-0280-005	Wing Resources, LLC	MARTIN	Midland Basin	SE/4	23	38 T1N	T&P	A-280	161.26	1.091	$13,278	$12,172
317-0184-002	Wing Resources, LLC	MARTIN	Midland Basin	SW/4	19	36 T3N	T&P	A-184	160.80	1.089	$13,252	$12,172
317-0594-009	Wing Resources II, LLC	MARTIN	Midland Basin	E/2 Lot 9	255			A-594	81.75	1.022	$12,438	$12,172
317-0924-003	Wing Resources, LLC	MARTIN	Midland Basin	SW/4 of the NE/4	12	37 T1S	T&P	A-924	40.00	1.000	$12,172	$12,172
317-0924-004	Wing Resources, LLC	MARTIN	Midland Basin	SE/4 of the NE/4	12	37 T1S	T&P	A-924	40.00	1.000	$12,172	$12,172
317-0597-010	Wing Resources II, LLC	MARTIN	Midland Basin	West 142.625ac Lot 93 S&E W/2	258			A-597	62.65	0.979	$11,915	$12,172
317-0597-001	Wing Resources II, LLC	MARTIN	Midland Basin	North 38.25ac Lot 95	258			A-597	38.25	0.956	$11,640	$12,172
317-0107-003	Wing Resources, LLC	MARTIN	Midland Basin	SW/4	3	35 T1S	T&P	A-107	160.00	0.893	$10,867	$12,172
317-0858-002	Wing Resources, LLC	MARTIN	Midland Basin	NE/4	30	38 T1N	T&P	A-858	160.00	0.875	$10,651	$12,172
317-0595-001	Wing Resources II, LLC	MARTIN	Midland Basin	Lot 1	256			A-595	160.00	0.840	$10,228	$12,172

Exhibit A-Part 2

Tract ID	Owner	County	Basin	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Total NRA	Allocated Value	$/NRA
317-0704-002	Wing Resources II, LLC	MARTIN	Midland Basin	S100acs of the SE/4	42	34 T3N	T&P	A-1196	100.00	0.758	$9,222	$12,172
317-0034-002	Wing Resources II, LLC	MARTIN	Midland Basin	NE4, SE4 LE 5 Ac (155) + 2 Ac out of SE4	43	34 T3N	T&P	A-34	317.00	0.750	$9,129	$12,172
317-0280-001	Wing Resources, LLC	MARTIN	Midland Basin	W/2 of the NW/4	23	38 T1N	T&P	A-280	80.00	0.703	$8,558	$12,172
317-0280-004	Wing Resources, LLC	MARTIN	Midland Basin	E/2 of the SW/4	23	38 T1N	T&P	A-280	80.00	0.703	$8,558	$12,172
317-0858-003	Wing Resources, LLC	MARTIN	Midland Basin	N/2 of the SW/4	30	38 T1N	T&P	A-858	80.00	0.703	$8,558	$12,172
317-0858-004	Wing Resources, LLC	MARTIN	Midland Basin	S/2 of the SW/4	30	38 T1N	T&P	A-858	80.00	0.703	$8,558	$12,172
317-0594-008	Wing Resources II, LLC	MARTIN	Midland Basin	Lot 120	255			A-594	52.65	0.658	$8,011	$12,172
317-0858-005	Wing Resources, LLC	MARTIN	Midland Basin	N/2 of SE/4	30	38 T1N	T&P	A-858	80.00	0.625	$7,608	$12,172
317-0858-006	Wing Resources, LLC	MARTIN	Midland Basin	S/2 of SE/4	30	38 T1N	T&P	A-858	80.00	0.625	$7,608	$12,172
317-0132-001	Wing Resources, LLC	MARTIN	Midland Basin	N/2	11	36 T1N	T&P	A-132	320.14	0.606	$7,380	$12,172
317-0595-009	Wing Resources II, LLC	MARTIN	Midland Basin	Lot 125	256			A-595	41.75	0.587	$7,146	$12,172
317-0594-011	Wing Resources II, LLC	MARTIN	Midland Basin	Lot 123	255			A-594	40.00	0.563	$6,847	$12,172
317-0594-012	Wing Resources II, LLC	MARTIN	Midland Basin	Lot 122	255			A-594	40.00	0.563	$6,847	$12,172
317-0594-023	Wing Resources II, LLC	MARTIN	Midland Basin	Lot 124	255			A-594	40.00	0.563	$6,847	$12,172
317-0280-003	Wing Resources, LLC	MARTIN	Midland Basin	W/2 of the SW/4	23	38 T1N	T&P	A-280	80.63	0.545	$6,639	$12,172
317-0858-007	Wing Resources, LLC	MARTIN	Midland Basin	E/2 of the NW/4 of 30	30	38 T1N	T&P	A-858	80.63	0.545	$6,639	$12,172
317-0597-004	Wing Resources II, LLC	MARTIN	Midland Basin	All Lot 106	258			A-597	41.75	0.522	$6,352	$12,172
317-0858-001	Wing Resources, LLC	MARTIN	Midland Basin	W/2 of the NW/4	30	38 T1N	T&P	A-858	80.00	0.438	$5,325	$12,172
317-0597-009	Wing Resources II, LLC	MARTIN	Midland Basin	E/2 Lot 108	258			A-597	20.88	0.326	$3,970	$12,172
317-0446-002	Wing Resources, LLC & Wing Resources II, LLC	MARTIN	Midland Basin	Remainder of 157 Acre Lindsey Unit as mapped in plat.	14	36 T1S	T&P	A-446	114.02	0.281	$3,422	$12,172
317-0034-001	Wing Resources II, LLC	MARTIN	Midland Basin	E2 of the NW4	43	34 T3N	T&P	A-34	80.00	0.189	$2,298	$12,172
317-0187-001	Wing Resources, LLC	MARTIN	Midland Basin	S/2	25	36 T3N	T&P	A-187	320.00	0.064	$779	$12,172
317-0809-001	Wing Resources, LLC	MARTIN	Midland Basin	N/2	26	36 T3N	T&P	A-809	320.00	0.063	$763	$12,172
317-0809-002	Wing Resources, LLC	MARTIN	Midland Basin	S/2	26	36 T3N	T&P	A-809	320.00	0.063	$763	$12,172
317-0206-001	Wing Resources, LLC	MARTIN	Midland Basin	City Lots out of the NE/4	23	36 T1S	T&P	A-206	151.00	0.005	$60	$12,172
329-1083-001	Wing Resources, LLC	MARTIN, MIDLAND	Midland Basin	E/2 of NE/4	32	36 T1S	T&P	A-1083	80.00	1.333	$16,229	$12,172
329-0788-001	Wing Resources, LLC	MARTIN, MIDLAND	Midland Basin	All	33 & 40	36 T1S	T&P	A-1364, A-788, A-683	1,280.00	1.011	$12,310	$12,172
329-0888-001	Wing Resources II, LLC	MIDLAND	Midland Basin	SW4	30	40 T2S	T&P RR CO/J B DAUGHERTY	A-888	167.30	133.840	$2,573,506	$19,228
329-0764-001	Wing Resources, LLC	MIDLAND	Midland Basin	All of Section 30, Block 39, T2S	30	39 T2S	T&PRR	A-764	656.00	97.185	$1,868,699	$19,228
329-0318-006	Wing Resources II, LLC	MIDLAND	Midland Basin	SE4	25	39 T2S	T&P	A-318	161.20	52.726	$1,013,829	$19,228
329-0156-001	Wing Resources, LLC	MIDLAND	Midland Basin	All	5	38 T2S	T&P	A-156	644.80	51.584	$991,869	$19,228
329-0058-001	Wing Resources, LLC	MIDLAND	Midland Basin	S2 of Section 25, Block 40, T2S	25	40 T2S	T&PRR	A-58	320.00	47.407	$911,561	$19,228
329-0315-001	Wing Resources, LLC	MIDLAND	Midland Basin	E2 of Section 19, Block 39, T2S	19	39 T2S	T&PRR	A-315	320.00	47.407	$911,561	$19,228
329-1001-001	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	E/2	54	37 T2S	VEAZEY J L	A-1001	320.00	44.334	$852,459	$19,228
329-0740-002	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	SW/4 of 39 & W/2 of 46	39, 46	36 T1S	T&P	A-740, A-1380	487.50	34.432	$662,064	$19,228
329-0177-001	Wing Resources, LLC	MIDLAND	Midland Basin	E/2 & E/2 of the SW/4	47	38 T4S	T&P	A-177	401.25	40.125	$771,533	$19,228
329-0193-002	Wing Resources, LLC	MIDLAND	Midland Basin	E/2 of the SW/4 & SE/4 of NW/4	45	37 T1S	T&P	A-193	120.00	40.000	$769,129	$19,228
329-0728-002	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4 & N/2 of the SW/4	48	38 T1S	T&P	A-728	240.00	39.999	$769,117	$19,228
329-0940-001	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	SE/4 of 45 & E/2 of 4	45 & 4	36 T1S, 36 T2S	T&P	A-559 & A-940	480.00	34.089	$655,478	$19,228
329-0027-001	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4	35	38 T1S	T&P	A-27	231.33	38.555	$741,344	$19,228
329-1276-001	Wing Resources, LLC	MIDLAND	Midland Basin	W/2 & NE/4	10	39 T1S/X	HILLIARD H P	A-1276	485.50	36.692	$705,525	$19,228
329-0838-001	Wing Resources, LLC	MIDLAND	Midland Basin	S/2	10	38 T3S	T&P	838	329.25	36.358	$699,104	$19,228
329-0776-001	Wing Resources, LLC	MIDLAND	Midland Basin	W/3	40	40 T2S		A-776	220.00	34.000	$653,754	$19,228
329-0353-002	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4	1	41 T3S	T&P	A-353	160.10	31.919	$613,742	$19,228
329-0883-001	Wing Resources, LLC	MIDLAND	Midland Basin	W/3	7	40 T2S		A-883	217.20	31.904	$613,459	$19,228
329-0476-001	Wing Resources, LLC	MIDLAND	Midland Basin	All S&E the N/2 of the SW/4	35	37 T3S	T&P	A-476	562.30	31.239	$600,669	$19,228

Exhibit A-Part 2

Tract ID	Owner	County	Basin	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Total NRA	Allocated Value	$/NRA
329-1402-001	Wing Resources II, LLC	MIDLAND	Midland Basin	S/2 NE4	36	39 T2S	T&P	A-1402	80.00	26.167	$503,141	$19,228
329-1402-002	Wing Resources II, LLC	MIDLAND	Midland Basin	N/2 NE4	36	39 T2S	T&P	A-1402	80.00	26.167	$503,141	$19,228
329-0732-004	Wing Resources II, LLC	MIDLAND	Midland Basin	W 40.772 AC OF S80ac S237.54 of E335	4	38 T2S	T&P	A-732	40.77	27.181	$522,648	$19,228
329-1394-001	Wing Resources II, LLC	MIDLAND	Midland Basin	All	16	40 T1S		A-1394	662.90	27.068	$520,478	$19,228
329-0740-001	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	E/2	46	36 T1S	T&P	A-740	323.90	26.949	$518,191	$19,228
329-1071-003	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4	2	37 T2S	GLENDENNING W	A-1071	160.00	26.667	$512,753	$19,228
329-1380-001	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	N/2, SE/4	39	36 T1S	T&P	A-1380	480.00	26.625	$511,959	$19,228
329-0732-006	Wing Resources II, LLC	MIDLAND	Midland Basin	E/39.228ac of S/80ac of S/237.54ac of E/335ac	4	38 T2S	T&P	A-732	39.23	26.152	$502,857	$19,228
329-0757-001	Wing Resources, LLC	MIDLAND	Midland Basin	W2 (LYING NORTH OF THE EASEMENT	6	39 T2S	T&P	A-757	182.70	24.360	$468,400	$19,228
329-1071-001	Wing Resources, LLC	MIDLAND	Midland Basin	N/2 of the NW/4	2	37 T2S	GLENDENNING W	A-1071	80.00	19.861	$381,889	$19,228
329-1071-002	Wing Resources, LLC	MIDLAND	Midland Basin	S/2 of the NW/4	2	37 T2S	GLENDENNING W	A-1071	80.00	19.861	$381,889	$19,228
329-0131-003	Wing Resources, LLC	MIDLAND	Midland Basin	S/2	7	37 T3S	T&P	131	320.00	22.650	$435,519	$19,228
329-0554-001	Wing Resources II, LLC	MIDLAND	Midland Basin	E/2 + SW/4	27	37 T4S	T&P	A-554	480.00	22.499	$432,608	$19,228
329-0684-001	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	N/2	12	39 T1S/X	HILLIARD H P	A-684	320.00	20.624	$396,564	$19,228
317-0209-003	Wing Resources, LLC	MIDLAND	Midland Basin	N-3/4 of the NW/4	29	36 T1S	T&P	A-209	122.92	20.490	$393,986	$19,228
329-0117-001	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	S/2	39	38 T4S	T&P	A-117	320.70	20.350	$391,293	$19,228
329-1031-001	Wing Resources II, LLC	MIDLAND	Midland Basin	SW/4 (ALL SF 5760)	1	37 T2S	GLENDENNING W	A-1031	160.00	20.000	$384,565	$19,228
329-0766-001	Wing Resources, LLC	MIDLAND	Midland Basin	All	18	40 T3S	T&P	A-766	640.00	18.177	$349,514	$19,228
329-1137-001	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	S/2 of SW/4 and NW/4 of SW/4	14	41 T2S	T&P	A-1137	121.00	18.142	$348,843	$19,228
329-0559-001	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	SW/4	45	36 T1S	T&P	A-559	160.30	17.783	$341,937	$19,228
329-0320-001	Wing Resources, LLC	MIDLAND	Midland Basin	West 120 Ac. of N2 of Section 29, Block 39, T2S	29	39 T2S	T&PRR	A-320	120.00	17.778	$341,835	$19,228
329-0708-001	Wing Resources, LLC	MIDLAND	Midland Basin	West 120 Ac. of S2	20	39 T2S	T&PRR	A-708	120.00	17.778	$341,835	$19,228
329-0087-003	Wing Resources II, LLC	MIDLAND	Midland Basin	NW/4	31	38 T2S	T&P	A-87	160.00	17.777	$341,813	$19,228
329-0167-001	Wing Resources II, LLC	MIDLAND	Midland Basin	W/2	1	38 T3S	T&P	A-167	320.00	17.777	$341,813	$19,228
329-0835-001	Wing Resources II, LLC	MIDLAND	Midland Basin	W/2	32	38 T2S	T&P	A-835	320.00	17.777	$341,813	$19,228
329-0556-001	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	All	31	37 T4S	T&P	A-556	640.00	17.501	$336,509	$19,228
329-0840-001	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	NE4	24	39 T2S	T&P	A-840	162.30	16.705	$321,207	$19,228
329-0635-001	Wing Resources, LLC	MIDLAND	Midland Basin	W/2 (Both Surveys)	102	38 T2S	MILLER C A & NEWCOMER J	A-633 & A-635	81.77	16.668	$320,487	$19,228
329-0273-001	Wing Resources, LLC	MIDLAND	Midland Basin	SE/4	1	40 T3S	T&P	A-273	160.00	15.949	$306,667	$19,228
329-0273-002	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4	1	40 T3S	T&P	A-273	160.00	15.949	$306,667	$19,228
329-0353-001	Wing Resources, LLC	MIDLAND	Midland Basin	SE/4	1	41 T3S	T&P	A-353	160.00	15.949	$306,667	$19,228
329-0778-001	Wing Resources, LLC	MIDLAND	Midland Basin	SE/4	12	41 T3S	T&P	A-778	160.00	15.949	$306,667	$19,228
329-0780-001	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4	2	40 T3S	T&P	A-780	160.00	15.949	$306,667	$19,228
329-0035-001	Wing Resources, LLC	MIDLAND	Midland Basin	All	13	39 T1S	T&P	A-35	643.70	15.939	$306,483	$19,228
329-0768-001	Wing Resources, LLC	MIDLAND	Midland Basin	All S&E S/2 of the SE/4	26	40 T3S	T&P	A-768	560.00	15.556	$299,106	$19,228
329-1136-002	Wing Resources II, LLC	MIDLAND	Midland Basin	W/2 of the SW/4	32	36 T2S	T&P	A-1136	82.73	14.430	$277,461	$19,228
329-1136-001	Wing Resources II, LLC	MIDLAND	Midland Basin	E/2 of the SW/4	32	36 T2S	T&P	A-1136	82.73	14.428	$277,423	$19,228
329-0947-001	Wing Resources, LLC	MIDLAND	Midland Basin	E80acs of the S160acs of the W240acs of the E480acs	52	37 T2S	KING J M	A-947	80.00	14.400	$276,887	$19,228
329-1021-001	Wing Resources II, LLC	MIDLAND	Midland Basin	All & N/2		38 T2S	COBB A M & SPENCER TF	A-1021 & A-592	165.00	13.749	$264,371	$19,228
329-0152-001	Wing Resources II, LLC	MIDLAND	Midland Basin	W/2	17	38 T1S	T&P	A-152	320.00	13.600	$261,504	$19,228

Exhibit A-Part 2

Tract ID	Owner	County	Basin	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Total NRA	Allocated Value	$/NRA
329-0152-002	Wing Resources II, LLC	MIDLAND	Midland Basin	E/2	17	38 T1S	T&P	A-152	320.00	13.600	$261,504	$19,228
329-0692-001	Wing Resources II, LLC	MIDLAND	Midland Basin	S/2	20	38 T1S	T&P	A-692	320.00	13.600	$261,504	$19,228
329-0732-003	Wing Resources II, LLC	MIDLAND	Midland Basin	SW 40.775 AC OF N157.54 of S237.54 of E335	4	38 T2S	T&P	A-732	40.78	13.592	$261,344	$19,228
329-0732-005	Wing Resources II, LLC	MIDLAND	Midland Basin	SE/40.775ac of N/157.54ac of S/237.54ac of E/335ac	4	38 T2S	T&P	A-732	40.78	13.592	$261,344	$19,228
329-0728-003	Wing Resources, LLC	MIDLAND	Midland Basin	S/2 of the SW/4	48	38 T1S	T&P	A-728	80.00	13.333	$256,372	$19,228
329-0786-003	Wing Resources II, LLC	MIDLAND	Midland Basin	SW/4 & S/2 of the NW/4	2	38 T3S	T&P	A-786	240.00	13.332	$256,360	$19,228
329-0940-003	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	SW/4	4	36 T2S	T&P	A-940	160.00	13.313	$255,976	$19,228
329-1308-001	Wing Resources, LLC	MIDLAND	Midland Basin	E/2 of the NW/4	12	37 T2S	GLENDENNING F E	A-1308	82.00	8.745	$168,152	$19,228
329-0732-001	Wing Resources II, LLC	MIDLAND	Midland Basin	W/39.52 of N/77.54	4	38 T2S	T&P	A-732	39.52	13.172	$253,274	$19,228
329-0931-002	Wing Resources, LLC	MIDLAND	Midland Basin	N/2 S&E Portions South of HWY 158 ROW	8	38 T2S	T&P	A-931	313.00	13.042	$250,768	$19,228
329-0840-002	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	SE4	24	39 T2S	T&P	A-1459, A-840	160.00	12.832	$246,729	$19,228
329-0926-001	Wing Resources, LLC	MIDLAND	Midland Basin	N/2 of the N/2	44	37 T3S	T&P	A-926	160.00	12.796	$246,050	$19,228
329-0723-001	Wing Resources II, LLC	MIDLAND	Midland Basin	SW/4 S&E 7.22 AC ROW	14	39 T2S	T&P	A-723	152.78	12.732	$244,808	$19,228
329-0191-001	Wing Resources, LLC	MIDLAND	Midland Basin	All	39	37 T1S	T&P	A-191	640.00	12.333	$237,148	$19,228
329-0894-001	Wing Resources, LLC	MIDLAND	Midland Basin	All	30	37 T4S	T&P	A-894	640.00	12.250	$235,546	$19,228
329-0027-002	Wing Resources II, LLC	MIDLAND	Midland Basin	The East 10 acres of the West 30 acres of a 62 2/3 acre tract lying south of the RR Row	35	38 T1S	T&P	A-27	62.66	12.000	$230,739	$19,228
329-0286-001	Wing Resources, LLC	MIDLAND	Midland Basin	All S&E Proration Units for 5, 10, 11 Wells PNR-BP Farmout	27	40 T3S	T&P	A-286	400.00	11.486	$220,846	$19,228
329-0091-001	Wing Resources, LLC	MIDLAND	Midland Basin	SW/4	9	38 T3S	T&P	91	160.00	11.325	$217,760	$19,228
329-0131-001	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4	7	37 T3S	T&P	131	160.00	11.325	$217,760	$19,228
329-0906-001	Wing Resources, LLC	MIDLAND	Midland Basin	SW/4	18	37 T3S	T&P	906	160.00	11.325	$217,760	$19,228
329-0906-002	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4	18	37 T3S	T&P/ Fowler, FA	906	160.00	11.325	$217,760	$19,228
329-0906-003	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4	18	37 T3S	T&P	906	160.00	11.325	$217,760	$19,228
329-0025-006	Wing Resources, LLC	MIDLAND	Midland Basin	Out of the S/2 of the NW/4 & N. Part of the NW/4	31	38 T1S	T&P	A-25	102.00	11.196	$215,286	$19,228
329-0154-003	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	SW/4	1	38 T2S	T&P	A-154	160.00	11.111	$213,654	$19,228
329-0726-001	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4	48	37 T1S	T&P	A-726	164.50	10.967	$210,870	$19,228
329-0254-001	Wing Resources, LLC	MIDLAND	Midland Basin	S/2 of the SW/4	27	40 T1S	T&P	A-254	80.00	10.828	$208,194	$19,228
329-0742-001	Wing Resources II, LLC	MIDLAND	Midland Basin	S/2 of the NW/4 & SW/4	38	36 T1S	T&P	A-742	240.00	10.314	$198,325	$19,228
329-1134-001	Wing Resources, LLC	MIDLAND	Midland Basin	S/2	42	40 T1N	T&P	A-1134 & A-1081	326.30	10.196	$196,055	$19,228
329-0280-001	Wing Resources, LLC	MIDLAND	Midland Basin	All	15	40 T3S	T&P	A-280	640.00	10.195	$196,023	$19,228
329-0732-002	Wing Resources II, LLC	MIDLAND	Midland Basin	E/38.024ac of N/77.54ac	4	38 T2S	T&P	A-732	38.02	10.140	$194,968	$19,228
329-0634-001	Wing Resources, LLC	MIDLAND	Midland Basin	All	102	38 T2S	NEWCOMER D M	A-634	160.00	10.000	$192,282	$19,228
329-0635-002	Wing Resources, LLC	MIDLAND	Midland Basin	E/2 of A-633 & A-635, All of A-1422	102	38 T2S	MILLER C A NEWCOMER J HEARD LF 102	A-633, A-635 & A-1398	80.00	10.000	$192,282	$19,228
329-1261-001	Wing Resources II, LLC	MIDLAND	Midland Basin	N/2 SE/4	1	37 T2S	GLENDENNING W	A-1261	80.00	10.000	$192,282	$19,228
329-1261-002	Wing Resources II, LLC	MIDLAND	Midland Basin	S/2 SE/4	1	37 T2S	GLENDENNING W	A-1261	80.00	10.000	$192,282	$19,228

Exhibit A-Part 2

Tract ID	Owner	County	Basin	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Total NRA	Allocated Value	$/NRA
329-1422-001	Wing Resources, LLC	MIDLAND	Midland Basin	All of A-1422	102	38 T2S	MILLER C A NEWCOMER J HEARD LF 102	A-633, A-635 & A-1398	80.00	10.000	$192,282	$19,228
329-0193-001	Wing Resources, LLC	MIDLAND	Midland Basin	E/2	45	37 T1S	T&P	A-193	320.00	9.697	$186,462	$19,228
329-1411-001	Wing Resources, LLC	MIDLAND	Midland Basin	N/2 & SE/4	24	38 T4S	T&P	A-1411	501.00	9.589	$184,388	$19,228
329-0990-001	Wing Resources, LLC	MIDLAND	Midland Basin	All, All	10, 11	38 T4S	T&P, T&P	A-990, A-173	1,280.00	9.333	$179,464	$19,228
329-0025-007	Wing Resources, LLC	MIDLAND	Midland Basin	Out of the SW/4	31	38 T1S	T&P	A-25	58.52	9.331	$179,417	$19,228
329-0835-002	Wing Resources II, LLC	MIDLAND	Midland Basin	E/2 of the E/2	32	38 T2S	T&P	A-835	164.00	9.111	$175,179	$19,228
329-0323-001	Wing Resources, LLC	MIDLAND	Midland Basin	SW4 of Section 35, Block 39, T2S	35	39 T2S	T&PRR	A-323	160.00	8.004	$153,894	$19,228
329-0935-001	Wing Resources, LLC	MIDLAND	Midland Basin	W/2	38	37 T3S	T&P	A-935	320.00	8.889	$170,918	$19,228
329-0087-001	Wing Resources II, LLC	MIDLAND	Midland Basin	SE/4	31	38 T2S	T&P	A-87	160.00	8.888	$170,907	$19,228
329-0087-002	Wing Resources II, LLC	MIDLAND	Midland Basin	NE/4	31	38 T2S	T&P	A-87	160.00	8.888	$170,907	$19,228
329-0087-004	Wing Resources II, LLC	MIDLAND	Midland Basin	SW/4 & S/2 of the NW/4	31	38 T2S	T&P	A-87	160.00	8.888	$170,907	$19,228
329-0167-002	Wing Resources II, LLC	MIDLAND	Midland Basin	NE/4	1	38 T3S	T&P	A-167	160.00	8.888	$170,907	$19,228
329-0835-003	Wing Resources II, LLC	MIDLAND	Midland Basin	W/2 of the E/2	32	38 T2S	T&P	A-835	160.00	8.888	$170,907	$19,228
329-0559-003	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	NW/4	45	36 T1S	T&P	A-559	160.00	8.875	$170,653	$19,228
329-0940-002	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	NW/4	4	36 T2S	T&P	A-940	160.00	8.875	$170,652	$19,228
329-0780-002	Wing Resources, LLC	MIDLAND	Midland Basin	N/2 SE/4	2	40 T3S	T&P	A-780	80.00	7.974	$153,334	$19,228
329-1173-001	Wing Resources, LLC	MIDLAND	Midland Basin	W/2 & SE/4	46	39 T3S	T&P	A-1173	504.09	7.872	$151,362	$19,228
329-0957-002	Wing Resources, LLC	MIDLAND	Midland Basin	W2	30	36 T3S	T&P	A-957	331.30	8.243	$158,507	$19,228
329-0154-001	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	NW/4	1	38 T2S	T&P	A-154	160.00	7.626	$146,627	$19,228
329-0815-001	Wing Resources, LLC	MIDLAND	Midland Basin	W/2 of the E/2 & W/2	6	40 T3S	T&P	A-815	478.15	7.616	$146,451	$19,228
329-0554-002	Wing Resources II, LLC	MIDLAND	Midland Basin	NW/4	27	37 T4S	T&P	A-554	160.00	7.500	$144,203	$19,228
329-0888-002	Wing Resources II, LLC	MIDLAND	Midland Basin	NE4	30	40 T2S	T&P RR CO/J B DAUGHERTY	A-888	167.50	7.075	$136,044	$19,228
329-0588-001	Wing Resources II, LLC	MIDLAND	Midland Basin	N2		38 T2S	T&PRR	A-588	80.30	6.889	$132,456	$19,228
329-0591-001	Wing Resources, LLC	MIDLAND	Midland Basin	All		38 T2S	SPARKS M E	A-591	161.80	6.742	$129,630	$19,228
329-0608-001	Wing Resources II, LLC	MIDLAND	Midland Basin	W2 NW4	2	38 T2S	D Stewart Survey	A-608	80.00	6.727	$129,355	$19,228
329-0608-002	Wing Resources II, LLC	MIDLAND	Midland Basin	E2 NW4	2	38 T2S	D Stewart Survey	A-608	80.00	6.727	$129,355	$19,228
329-0840-003	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	N2 SW4	24	39 T2S	T&P	A-840	80.00	6.416	$123,365	$19,228
329-1459-001	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	S2 SW4	24	39 T2S	T&P	A-1459, A-840	80.00	6.416	$123,365	$19,228
329-0025-004	Wing Resources, LLC	MIDLAND	Midland Basin	22.48 acres S. of the Road in the SW/4	31	38 T1S	T&P	A-25	22.48	6.322	$121,568	$19,228
329-0924-001	Wing Resources II, LLC	MIDLAND	Midland Basin	All	12	37 T4S	T&P	A-924	640.00	5.842	$112,330	$19,228
329-0838-002	Wing Resources, LLC	MIDLAND	Midland Basin	E2 of NW/4	10	38 T3S	T&P/Smyth, M	838	80.00	5.663	$108,880	$19,228
329-0838-003	Wing Resources, LLC	MIDLAND	Midland Basin	W2 of NW/4	10	38 T3S	T&P	838	80.00	5.663	$108,880	$19,228
329-0810-001	Wing Resources II, LLC	MIDLAND	Midland Basin	ALL	34	41 T3S	T&P	A-810	657.54	5.636	$108,372	$19,228
329-0237-001	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	All	39	39 T4S	T&P	A-237	642.00	5.570	$107,101	$19,228
329-0903-003	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4, N/2 of the SE/4, E/2 of the NW/4, SW/4	16	37 T3S	T&P	A-903	486.53	5.558	$106,871	$19,228
329-0490-001	Wing Resources, LLC	MIDLAND	Midland Basin	W/2	15	36 T2S	T&P	A-490 & A-384	323.54	5.490	$105,554	$19,228
329-0091-002	Wing Resources, LLC	MIDLAND	Midland Basin	SE/4	9	38 T3S	T&P	91	160.00	5.325	$102,386	$19,228
329-0131-002	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4	7	37 T3S	T&P	131	160.00	5.325	$102,386	$19,228
329-0838-004	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4	10	38 T3S	T&P	838	160.00	5.325	$102,386	$19,228
329-0906-004	Wing Resources, LLC	MIDLAND	Midland Basin	SE/4	18	37 T3S	T&P	906	160.00	5.325	$102,386	$19,228
329-0933-002	Wing Resources, LLC	MIDLAND	Midland Basin	S2 SW4, NE4 SW4, SE4 NW4	26	37 T3S	T&P	A-933	163.66	5.070	$97,483	$19,228
329-0864-001	Wing Resources, LLC	MIDLAND	Midland Basin	All	2	38 T4S	T&P	A-864	665.00	4.849	$93,237	$19,228
329-0731-001	Wing Resources, LLC	MIDLAND	Midland Basin	NW4	12	38 T2S	T&P	A-731	160.00	4.800	$92,296	$19,228
329-0862-001	Wing Resources, LLC	MIDLAND	Midland Basin	All	6	37 T4S	T&P	A-862	640.00	4.667	$89,732	$19,228
329-0957-001	Wing Resources, LLC	MIDLAND	Midland Basin	W/2 OF SE/4	30	36 T3S	T&P	A-957	82.83	5.372	$103,297	$19,228
329-0501-004	Wing Resources, LLC	MIDLAND	Midland Basin	W2 of the SE4, NE4	19	36 T3S	T&P	A-501	242.10	4.473	$86,001	$19,228
329-0786-002	Wing Resources II, LLC	MIDLAND	Midland Basin	W/2 of the NE/4	2	38 T3S	T&P	A-786	80.00	4.445	$85,466	$19,228
329-0786-006	Wing Resources II, LLC	MIDLAND	Midland Basin	E/2 of the SE/4	2	38 T3S	T&P	A-786	80.00	4.445	$85,466	$19,228
329-0476-002	Wing Resources, LLC	MIDLAND	Midland Basin	N/2 of the SW/4	35	37 T3S	T&P	A-476	80.00	4.444	$85,459	$19,228
329-0167-003	Wing Resources II, LLC	MIDLAND	Midland Basin	S/2 of the SE/4	1	38 T3S	T&P	A-167	80.00	4.444	$85,453	$19,228

Exhibit A-Part 2

Tract ID	Owner	County	Basin	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Total NRA	Allocated Value	$/NRA
329-0167-004	Wing Resources II, LLC	MIDLAND	Midland Basin	N/2 of the SE/4	1	38 T3S	T&P	A-167	80.00	4.444	$85,453	$19,228
329-0786-001	Wing Resources II, LLC	MIDLAND	Midland Basin	E/2 of the NE/4	2	38 T3S	T&P	A-786	80.00	4.444	$85,453	$19,228
329-0786-004	Wing Resources II, LLC	MIDLAND	Midland Basin	N/2 OF NW/4	2	38 T3S	T&P	A-786	80.00	4.444	$85,453	$19,228
329-0786-005	Wing Resources II, LLC	MIDLAND	Midland Basin	W/2 of the SE/4	2	38 T3S	T&P	A-786	80.00	4.444	$85,453	$19,228
329-0559-002	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	E/2 of the NE/4	45	36 T1S	T&P	A-559	80.00	4.438	$85,326	$19,228
329-0559-004	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	W/2 of the NE/4	45	36 T1S	T&P	A-559	80.00	4.438	$85,326	$19,228
329-1145-001	Wing Resources, LLC	MIDLAND	Midland Basin	All	43	38 T3S/A	GRAY G G	A-918 & A-1145	654.47	4.293	$82,541	$19,228
329-0154-002	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	N/2 of the NE/4	1	38 T2S	T&P	A-154	80.00	4.167	$80,123	$19,228
329-0859-001	Wing Resources II, LLC	MIDLAND	Midland Basin	ALL	34	37 T4S		A-859	640.00	4.137	$79,546	$19,228
329-0893-001	Wing Resources II, LLC	MIDLAND	Midland Basin	ALL	22	37 T4S		A-893	640.00	4.137	$79,546	$19,228
329-0896-001	Wing Resources II, LLC	MIDLAND	Midland Basin	ALL	28	37 T4S		A-896	640.00	4.137	$79,546	$19,228
329-0917-001	Wing Resources, LLC	MIDLAND	Midland Basin	All	42	38 T3S/A	GRAY G G	A-917	650.78	4.006	$77,029	$19,228
329-0954-001	Wing Resources, LLC	MIDLAND	Midland Basin	NW4	24	37 T3S	T&P	A-954	165.30	3.883	$74,662	$19,228
329-0728-001	Wing Resources, LLC	MIDLAND	Midland Basin	155acs out of the N/2	48	38 T1S	T&P	A-728	155.00	3.875	$74,509	$19,228
329-1207-001	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4	22	36 T2S	T&P	A-1207	160.00	3.835	$73,732	$19,228
329-0816-001	Wing Resources, LLC	MIDLAND	Midland Basin	W/3/4 of the S/2	14	40 T3S	T&P	A-816	240.00	3.823	$73,509	$19,228
329-0706-001	Wing Resources, LLC	MIDLAND	Midland Basin	S160acs of the W/2 of the S400acs	16	39 T2S	T&P	A-706	160.00	3.810	$73,250	$19,228
329-0025-009	Wing Resources, LLC	MIDLAND	Midland Basin	Out of the SW/4	31	38 T1S	T&P	A-25	40.00	3.341	$64,239	$19,228
329-0886-001	Wing Resources II, LLC	MIDLAND	Midland Basin	E/2 of the E/2	8	40 T2S	DAUGHERTY M	A-886	213.63	3.336	$64,146	$19,228
329-0025-003	Wing Resources, LLC	MIDLAND	Midland Basin	15 acres out of the W. Part of the SE/4	31	38 T1S	T&P	A-25	15.00	3.200	$61,530	$19,228
329-0931-001	Wing Resources, LLC	MIDLAND	Midland Basin	76 acres out of SE/4 N of ROW	8	38 T2S	T&P	A-931	76.00	3.167	$60,889	$19,228
329-1339-003	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4 & W/2 of the SE/4	36	39 T3S	T&P	A-1339	252.90	3.158	$60,727	$19,228
329-0546-001	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4 & NW/4 of the SW/4	3	37 T5S	T&P	A-546	200.00	3.125	$60,088	$19,228
329-0910-003	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4 & SE/4 of the NW/4	46	37 T4S	T&P	A-910	200.00	3.125	$60,084	$19,228
329-0318-001	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	N2 NW4	25	39 T2S	T&P	A-318	80.00	3.122	$60,023	$19,228
329-0318-002	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	E2 NE4	25	39 T2S	T&P	A-318	80.00	3.122	$60,023	$19,228
329-0318-003	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	W2 NE4	25	39 T2S	T&P	A-318	80.00	3.122	$60,023	$19,228
329-0318-004	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND	Midland Basin	S2 NW4	25	39 T2S	T&P	A-318	80.00	3.122	$60,023	$19,228
329-0954-004	Wing Resources, LLC	MIDLAND	Midland Basin	SW4	24	37 T3S	T&P	A-954	165.10	3.050	$58,649	$19,228
329-0074-001	Wing Resources II, LLC	MIDLAND	Midland Basin	W2	27	41 T2S		A-74	323.17	3.030	$58,262	$19,228
329-0933-001	Wing Resources, LLC	MIDLAND	Midland Basin	W2 SE4	26	37 T3S	T&P	A-933	80.00	3.018	$58,032	$19,228
329-0621-001	Wing Resources II, LLC	MIDLAND	Midland Basin	ALL	102	38 T2S		A-621	160.00	2.986	$57,420	$19,228
329-0992-001	Wing Resources, LLC	MIDLAND	Midland Basin	S38.95acs of the NW/4 & W/2 of the SW/4	26	39 T2S	T&P	A-992	118.95	2.974	$57,180	$19,228
329-0136-003	Wing Resources, LLC	MIDLAND	Midland Basin	NE4	21	37 T3S	T&P	A-136	160.00	2.911	$55,976	$19,228
329-0934-001	Wing Resources, LLC	MIDLAND	Midland Basin	NE4, N2 of the NW4	22	37 T3S	T&P	A-934	242.44	2.777	$53,388	$19,228
329-0932-002	Wing Resources, LLC	MIDLAND	Midland Basin	SW/4 of the SE/4, E/2 of the W/2, NW/4 of the SW/4	20	37 T3S	T&P	A-932	242.25	2.773	$53,318	$19,228
329-0731-002	Wing Resources II, LLC	MIDLAND	Midland Basin	SW4	12	38 T2S	T&P	A-731	160.00	2.657	$51,082	$19,228
329-0815-002	Wing Resources, LLC	MIDLAND	Midland Basin	E/2 of the E/2	6	40 T3S	T&P	A-815	163.70	2.558	$49,182	$19,228
329-0933-004	Wing Resources, LLC	MIDLAND	Midland Basin	NW4 SW4, SW4 NW4	26	37 T3S	T&P	A-933	81.83	2.535	$48,741	$19,228
329-0279-001	Wing Resources, LLC	MIDLAND	Midland Basin	SW/4	13	40 T3S	T&P	A-279	161.00	2.516	$48,371	$19,228
329-0816-003	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4	14	40 T3S	T&P	A-816	160.00	2.500	$48,071	$19,228
173-1180-002	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4	3	37 T5S	T&P	A-546 & A-1180	160.00	2.500	$48,068	$19,228
329-0992-002	Wing Resources, LLC	MIDLAND	Midland Basin	E/2 of the SE/4	26	39 T2S	T&P	A-992	85.27	2.460	$47,301	$19,228
329-0992-003	Wing Resources, LLC	MIDLAND	Midland Basin	W/2 of the SE/4	26	39 T2S	T&P	A-992	85.27	2.460	$47,301	$19,228
329-1339-002	Wing Resources, LLC	MIDLAND	Midland Basin	SW/4	36	39 T3S	T&P	A-1339	168.20	2.417	$46,469	$19,228
329-0957-005	Wing Resources, LLC	MIDLAND	Midland Basin	E/2 OF SE/4	30	36 T3S	T&P	A-957	82.83	3.163	$60,815	$19,228

Exhibit A-Part 2

Tract ID	Owner	County	Basin	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Total NRA	Allocated Value	$/NRA
329-0957-003	Wing Resources, LLC	MIDLAND	Midland Basin	W2 of the NE/4	30	36 T3S	T&P	A-957	82.83	3.163	$60,815	$19,228
329-0957-004	Wing Resources, LLC	MIDLAND	Midland Basin	E/2 of the NE/4	30	36 T3S	T&P	A-957	82.83	3.163	$60,815	$19,228
329-0068-001	Wing Resources II, LLC	MIDLAND	Midland Basin	All	15	41 T2S	T&P	A-68	646.40	2.368	$45,540	$19,228
329-0174-001	Wing Resources, LLC	MIDLAND	Midland Basin	N/2	13	38 T4S	T&P	A-174	320.00	2.333	$44,866	$19,228
329-0286-002	Wing Resources, LLC	MIDLAND	Midland Basin	Proration Units for #10 Well (BP-PNR Farmout Well)	27	40 T3S	T&P	A-286	80.00	2.297	$44,169	$19,228
329-0286-003	Wing Resources, LLC	MIDLAND	Midland Basin	Proration Units for #5 Well (BP-PNR Farmout Well)	27	40 T3S	T&P	A-286	80.00	2.297	$44,169	$19,228
329-0286-004	Wing Resources, LLC	MIDLAND	Midland Basin	Proration Units for #11 Well (BP-PNR Farmout Well)	27	40 T3S	T&P	A-286	80.00	2.297	$44,169	$19,228
329-0187-001	Wing Resources II, LLC	MIDLAND	Midland Basin	ALL	27	37 T1S		A-187	640.00	2.284	$43,908	$19,228
329-0120-001	Wing Resources, LLC	MIDLAND	Midland Basin	All	45	38 T4S	T&P	A-120	640.40	2.254	$43,344	$19,228
329-0178-001	Wing Resources, LLC	MIDLAND	Midland Basin	All	3	38 T5S	T&P	A-178	640.40	2.254	$43,344	$19,228
329-1339-001	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4	36	39 T3S	T&P	A-1339	168.20	2.100	$40,389	$19,228
329-0933-003	Wing Resources, LLC	MIDLAND	Midland Basin	S2 NE4	26	37 T3S	T&P	A-933	81.83	2.035	$39,136	$19,228
329-0992-004	Wing Resources, LLC	MIDLAND	Midland Basin	E/2 of the SW/4	26	39 T2S	T&P	A-992	80.00	2.000	$38,456	$19,228
329-0901-004	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4	14	37 T3S	T&P	A-901	162.00	1.969	$37,869	$19,228
329-0901-005	Wing Resources, LLC	MIDLAND	Midland Basin	SW/4	14	37 T3S	T&P	A-901	162.00	1.969	$37,869	$19,228
329-1286-001	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4	46	39 T3S	T&P	A-1173	167.90	1.968	$37,837	$19,228
329-0546-002	Wing Resources, LLC	MIDLAND	Midland Basin	S/2 of SW/4,NE/4 of SW/4	3	37 T5S	T&P	A-546 & A-1180	120.00	1.875	$36,051	$19,228
329-1260-002	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4 of SW4 and S/2 of SW/4	46	37 T4S	T&P	A-1260	120.00	1.875	$36,051	$19,228
329-0904-001	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4	2	37 T3S	T&P	A-904	162.75	1.872	$36,001	$19,228
329-0904-002	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4 & N/2 of the SW/4	2	37 T3S	T&P	A-904	162.75	1.872	$36,001	$19,228
329-0904-005	Wing Resources, LLC	MIDLAND	Midland Basin	SE/4	2	37 T3S	T&P	A-904	162.75	1.872	$36,001	$19,228
329-0902-005	Wing Resources, LLC	MIDLAND	Midland Basin	SW4	10	37 T3S	T&P	A-902	162.38	1.866	$35,873	$19,228
329-0902-007	Wing Resources, LLC	MIDLAND	Midland Basin	NE4	10	37 T3S	T&P	A-902	162.38	1.866	$35,873	$19,228
329-0934-003	Wing Resources, LLC	MIDLAND	Midland Basin	SW4	22	37 T3S	T&P	A-934	161.63	1.851	$35,592	$19,228
329-0018-001	Wing Resources, LLC	MIDLAND	Midland Basin	E104acs of the S/2 North of HWY ROW	29	37 T1S	T&P	A-18	104.00	1.849	$35,547	$19,228
329-1034-001	Wing Resources II, LLC	MIDLAND	Midland Basin	NW/4 & NW/4 of the SW/4	36	37 T3S	T&P	A-1034	200.00	1.826	$35,103	$19,228
329-0481-004	Wing Resources, LLC	MIDLAND	Midland Basin	NE4, SW4	23	37 T3S	T&P	A-481	160.00	1.820	$34,992	$19,228
329-0481-003	Wing Resources, LLC	MIDLAND	Midland Basin	NE4, SW4	23	37 T3S	T&P	A-481	160.00	1.819	$34,985	$19,228
329-0547-004	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4	13	37 T3S	T&P	A-547	160.00	1.783	$34,285	$19,228
329-0547-005	Wing Resources, LLC	MIDLAND	Midland Basin	SW/4	13	37 T3S	T&P	A-547	160.00	1.783	$34,285	$19,228
329-0982-001	Wing Resources II, LLC	MIDLAND	Midland Basin	S/2, NE/4	46	37 T1S		A-982/948	480.00	1.716	$33,005	$19,228
329-0834-001	Wing Resources II, LLC	MIDLAND	Midland Basin	ALL	38	37 T1S		A-834	640.00	1.715	$32,980	$19,228
329-0133-001	Wing Resources, LLC	MIDLAND	Midland Basin	S/2 of the NW/4	15	37 T3S	T&P	A-133	80.00	1.555	$29,905	$19,228
329-0907-001	Wing Resources, LLC	MIDLAND	Midland Basin	W/2 of the W/2	4	37 T3S	T&P	A-907	162.75	1.534	$29,493	$19,228
329-0907-002	Wing Resources, LLC	MIDLAND	Midland Basin	E/2 of the W/2	4	37 T3S	T&P	A-907	162.75	1.534	$29,492	$19,228
329-0954-002	Wing Resources, LLC	MIDLAND	Midland Basin	W2 NE4	24	37 T3S	T&P	A-954	82.55	1.525	$29,325	$19,228
329-0954-003	Wing Resources, LLC	MIDLAND	Midland Basin	E2 NE4	24	37 T3S	T&P	A-954	82.55	1.525	$29,325	$19,228
329-0954-005	Wing Resources, LLC	MIDLAND	Midland Basin	W2 SE4	24	37 T3S	T&P	A-954	82.55	1.525	$29,325	$19,228
329-0933-006	Wing Resources, LLC	MIDLAND	Midland Basin	NE4 SE4	26	37 T3S	T&P	A-933	40.41	1.524	$29,311	$19,228
329-0548-001	Wing Resources II, LLC	MIDLAND	Midland Basin	N/2	25	37 T3S	T&P	A-548	320.00	1.507	$28,968	$19,228
329-0501-002	Wing Resources, LLC	MIDLAND	Midland Basin	W2 of the SW4	19	36 T3S	T&P	A-501	80.70	1.491	$28,667	$19,228
329-0501-003	Wing Resources, LLC	MIDLAND	Midland Basin	E2 of the SW4	19	36 T3S	T&P	A-501	80.70	1.491	$28,667	$19,228
329-0501-005	Wing Resources, LLC	MIDLAND	Midland Basin	E2 of the SE4	19	36 T3S	T&P	A-501	80.70	1.491	$28,667	$19,228
329-1034-003	Wing Resources II, LLC	MIDLAND	Midland Basin	NE/4	36	37 T3S	T&P	A-1034	160.00	1.460	$28,082	$19,228
329-1034-004	Wing Resources II, LLC	MIDLAND	Midland Basin	SE/4	36	37 T3S	T&P	A-1034	160.00	1.460	$28,082	$19,228
329-0481-006	Wing Resources, LLC	MIDLAND	Midland Basin	S2 of the SE4	23	37 T3S	T&P	A-481	80.00	1.456	$27,988	$19,228
329-0136-001	Wing Resources, LLC	MIDLAND	Midland Basin	W/2 NW/4	21	37 T3S	T&P	A-136	80.00	1.456	$27,988	$19,228
329-0136-002	Wing Resources, LLC	MIDLAND	Midland Basin	E/2 NW/4	21	37 T3S	T&P	A-136	80.00	1.456	$27,988	$19,228
329-0136-004	Wing Resources, LLC	MIDLAND	Midland Basin	W/2 SW/4	21	37 T3S	T&P	A-136	80.00	1.456	$27,988	$19,228
329-0136-005	Wing Resources, LLC	MIDLAND	Midland Basin	E/2 SW/4	21	37 T3S	T&P	A-136	80.00	1.456	$27,988	$19,228
329-0136-008	Wing Resources, LLC	MIDLAND	Midland Basin	S/2 SE/4	21	37 T3S	T&P	A-136	80.00	1.456	$27,988	$19,228
329-0583-001	Wing Resources II, LLC	MIDLAND	Midland Basin	ALL	1	38 T2S	T&P	A-583	162.30	1.291	$24,822	$19,228
329-0276-002	Wing Resources, LLC	MIDLAND	Midland Basin	N/2 of the SW/4	7	40 T3S	T&P	A-276	80.00	1.274	$24,503	$19,228
329-0537-001	Wing Resources II, LLC	MIDLAND	Midland Basin	ALL	1	37 T2S	T&P	A-537	160.00	1.273	$24,470	$19,228

Exhibit A-Part 2

Tract ID	Owner	County	Basin	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Total NRA	Allocated Value	$/NRA
329-0276-004	Wing Resources, LLC	MIDLAND	Midland Basin	S/2 of the SW/4	7	40 T3S	T&P	A-276	80.00	1.250	$24,035	$19,228
329-0816-002	Wing Resources, LLC	MIDLAND	Midland Basin	E/2 of the SE/4	14	40 T3S	T&P	A-816	80.00	1.250	$24,035	$19,228
173-1180-003	Wing Resources, LLC	MIDLAND	Midland Basin	N/2 of the SE/4	3	37 T5S	T&P	A-546 & A-1180	80.00	1.250	$24,034	$19,228
329-0910-001	Wing Resources, LLC	MIDLAND	Midland Basin	N/2 of the NW/4	46	37 T4S	T&P	A-910	80.00	1.250	$24,034	$19,228
329-1260-003	Wing Resources, LLC	MIDLAND	Midland Basin	N/2 of the SE/4	46	37 T4S	T&P	A-1260	80.00	1.250	$24,034	$19,228
329-1260-004	Wing Resources, LLC	MIDLAND	Midland Basin	S/2 of the SE/4	46	37 T4S	T&P	A-1260	80.00	1.250	$24,034	$19,228
329-0933-007	Wing Resources, LLC	MIDLAND	Midland Basin	N2 NW4	26	37 T3S	T&P	A-933	80.81	1.225	$23,558	$19,228
329-0892-001	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4	18	37 T4S	T&P	A-892	160.00	1.167	$22,433	$19,228
329-0892-002	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4	18	37 T4S	T&P	A-892	160.00	1.167	$22,433	$19,228
329-0548-002	Wing Resources II, LLC	MIDLAND	Midland Basin	S/2	25	37 T3S	T&P	A-548	320.00	1.152	$22,151	$19,228
329-0501-001	Wing Resources, LLC	MIDLAND	Midland Basin	W2 of the NW4	19	36 T3S	T&P	A-501	80.70	1.148	$22,071	$19,228
329-0933-005	Wing Resources, LLC	MIDLAND	Midland Basin	SE4 SE4	26	37 T3S	T&P	A-933	40.41	1.145	$22,018	$19,228
329-0869-001	Wing Resources, LLC	MIDLAND	Midland Basin	All	38	38 T4S	T&P	A-869	666.30	1.112	$21,374	$19,228
329-0091-003	Wing Resources, LLC	MIDLAND	Midland Basin	N/2	9	38 T3S	T&P	91	320.00	1.111	$21,365	$19,228
329-1124-001	Wing Resources, LLC	MIDLAND	Midland Basin	10 Ac tract in SW4 of Section 42, Block 38, T1S	42	38 T1S	T&PRR	A-1124	10.00	1.111	$21,365	$19,228
329-0025-001	Wing Resources, LLC	MIDLAND	Midland Basin	2.5 Acres out of the N/2 of the SE/4	31	38 T1S	T&P	A-25	2.50	1.103	$21,211	$19,228
329-0025-002	Wing Resources, LLC	MIDLAND	Midland Basin	2.5 Acres out of the N/2 of the SE/4	31	38 T1S	T&P	A-25	2.50	1.103	$21,211	$19,228
329-1034-002	Wing Resources II, LLC	MIDLAND	Midland Basin	S/2 of SW/4 and NE/4 of SW/4	36	37 T3S	T&P	A-1034	120.00	1.095	$21,062	$19,228
329-0907-004	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4 of the NE/4	4	37 T3S	T&P	A-907	40.69	1.078	$20,723	$19,228
329-0901-001	Wing Resources, LLC	MIDLAND	Midland Basin	N/2 of the NW/4	14	37 T3S	T&P	A-901	81.00	1.040	$20,003	$19,228
329-0547-006	Wing Resources, LLC	MIDLAND	Midland Basin	S/2 of the SE/4	13	37 T3S	T&P	A-547	80.00	1.040	$19,991	$19,228
329-1339-004	Wing Resources, LLC	MIDLAND	Midland Basin	E/2 of the SE/4	36	39 T3S	T&P	A-1339	84.04	1.019	$19,598	$19,228
329-0901-008	Wing Resources, LLC	MIDLAND	Midland Basin	E/2 of the SE/4	14	37 T3S	T&P	A-901	81.00	0.985	$18,935	$19,228
329-0904-003	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4 & N/2 of the SW/4	2	37 T3S	T&P	A-904	81.37	0.936	$18,000	$19,228
329-0904-004	Wing Resources, LLC	MIDLAND	Midland Basin	S/2 of the SW/4	2	37 T3S	T&P	A-904	81.38	0.936	$18,000	$19,228
329-0902-006	Wing Resources, LLC	MIDLAND	Midland Basin	W2 SE4	10	37 T3S	T&P	A-902	81.19	0.933	$17,936	$19,228
329-0902-008	Wing Resources, LLC	MIDLAND	Midland Basin	E2 SE4	10	37 T3S	T&P	A-902	81.19	0.933	$17,936	$19,228
329-0903-004	Wing Resources, LLC	MIDLAND	Midland Basin	S/2 of the SE/4	16	37 T3S	T&P	A-903	81.09	0.926	$17,812	$19,228
329-0934-002	Wing Resources, LLC	MIDLAND	Midland Basin	S2 of the NW4	22	37 T3S	T&P	A-934	80.81	0.926	$17,796	$19,228
329-0934-004	Wing Resources, LLC	MIDLAND	Midland Basin	W2 of the SE4	22	37 T3S	T&P	A-934	80.81	0.926	$17,796	$19,228
329-0934-005	Wing Resources, LLC	MIDLAND	Midland Basin	E2 of the SE4	22	37 T3S	T&P	A-934	80.81	0.926	$17,796	$19,228
329-0932-001	Wing Resources, LLC	MIDLAND	Midland Basin	W/2 of the NW/4	20	37 T3S	T&P	A-932	80.75	0.924	$17,773	$19,228
329-0932-003	Wing Resources, LLC	MIDLAND	Midland Basin	W2 of the NE4	20	37 T3S	T&P	A-932	80.75	0.924	$17,773	$19,228
329-0932-004	Wing Resources, LLC	MIDLAND	Midland Basin	E2 of the NE4	20	37 T3S	T&P	A-932	80.75	0.924	$17,773	$19,228
329-0932-006	Wing Resources, LLC	MIDLAND	Midland Basin	N2 of the SE4	20	37 T3S	T&P	A-932	80.75	0.924	$17,773	$19,228
329-0558-001	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4	9	37 T5S	T&P	A-558	160.00	0.920	$17,682	$19,228
329-0558-002	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4	9	37 T5S	T&P	A-558	160.00	0.920	$17,682	$19,228
329-0558-003	Wing Resources, LLC	MIDLAND	Midland Basin	SW/4	9	37 T5S	T&P	A-558	160.00	0.920	$17,682	$19,228
329-0481-001	Wing Resources, LLC	MIDLAND	Midland Basin	N2 of the NW4	23	37 T3S	T&P	A-481	80.00	0.910	$17,492	$19,228
329-0481-002	Wing Resources, LLC	MIDLAND	Midland Basin	S2 of the NW4	23	37 T3S	T&P	A-481	80.00	0.910	$17,492	$19,228
329-0481-005	Wing Resources, LLC	MIDLAND	Midland Basin	N2 of the SE4	23	37 T3S	T&P	A-481	80.00	0.910	$17,492	$19,228
329-0547-001	Wing Resources, LLC	MIDLAND	Midland Basin	W/2 of the NW/4	13	37 T3S	T&P	A-547	80.00	0.892	$17,143	$19,228
329-1392-001	Wing Resources II, LLC	MIDLAND	Midland Basin	ALL	24	40 T1S	T&P	A-1392	657.40	0.880	$16,930	$19,228
329-0932-007	Wing Resources, LLC	MIDLAND	Midland Basin	SE4 of the SE4	20	37 T3S	T&P	A-932	40.38	0.861	$16,562	$19,228
329-0833-001	Wing Resources II, LLC	MIDLAND	Midland Basin	S/2	34	37 T1S		A-833	320.00	0.858	$16,490	$19,228
329-0018-002	Wing Resources, LLC	MIDLAND	Midland Basin	W91.73acs of the S/2 South of the HWY ROW	29	37 T1S	T&P	A-18	91.73	0.815	$15,678	$19,228
329-0323-002	Wing Resources II, LLC	MIDLAND	Midland Basin	N/2 of the SE/4	35	39 T2S	T&P	A-323	80.50	0.805	$15,479	$19,228
329-0323-003	Wing Resources II, LLC	MIDLAND	Midland Basin	S/2 of the SE/4	35	39 T2S	T&P	A-323	80.50	0.805	$15,479	$19,228
329-0841-001	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4	8	37 T5S	T&P	A-841	160.00	0.795	$15,294	$19,228
329-0841-002	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4	8	37 T5S	T&P	A-841	160.00	0.795	$15,294	$19,228
329-0841-003	Wing Resources, LLC	MIDLAND	Midland Basin	SW/4	8	37 T5S	T&P	A-841	160.00	0.794	$15,270	$19,228
329-0907-007	Wing Resources, LLC	MIDLAND	Midland Basin	W/2 of the SE/4	4	37 T3S	T&P	A-907	81.38	0.767	$14,747	$19,228
329-0907-008	Wing Resources, LLC	MIDLAND	Midland Basin	E/2 of the SE/4	4	37 T3S	T&P	A-907	81.38	0.767	$14,747	$19,228
329-0933-008	Wing Resources, LLC	MIDLAND	Midland Basin	N2 NE4	26	37 T3S	T&P	A-933	80.81	0.766	$14,723	$19,228
329-0136-006	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4 SE/4	21	37 T3S	T&P	A-136	40.00	0.728	$13,994	$19,228
329-0136-007	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4 SE/4	21	37 T3S	T&P	A-136	40.00	0.728	$13,994	$19,228

Exhibit A-Part 2

Tract ID	Owner	County	Basin	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Total NRA	Allocated Value	$/NRA
329-1170-001	Wing Resources, LLC	MIDLAND	Midland Basin	W2	6	38 T4S	T&P	A-1170	330.25	0.688	$13,229	$19,228
329-1170-002	Wing Resources, LLC	MIDLAND	Midland Basin	E2	6	38 T4S	T&P	A-1170	330.25	0.688	$13,229	$19,228
329-0907-006	Wing Resources, LLC	MIDLAND	Midland Basin	SE/4 of the NE/4	4	37 T3S	T&P	A-907	40.69	0.664	$12,775	$19,228
329-0492-001	Wing Resources II, LLC	MIDLAND	Midland Basin	S/2	33	36 T2S	T&P	A-492 & A-388	320.00	0.626	$12,035	$19,228
329-0910-002	Wing Resources, LLC	MIDLAND	Midland Basin	SW/4 of the NW/4	46	37 T4S	T&P	A-910	40.00	0.625	$12,017	$19,228
329-1260-001	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4 of the SW/4	46	37 T4S	T&P	A-1260	40.00	0.625	$12,017	$19,228
329-0798-001	Wing Resources, LLC	MIDLAND	Midland Basin	SE4	22	38 T3S	T&P	A-798	163.58	0.545	$10,484	$19,228
329-0126-001	Wing Resources, LLC	MIDLAND	Midland Basin	All	41	36 T1S	T&P	A-126	640.00	0.500	$9,623	$19,228
329-0714-001	Wing Resources, LLC	MIDLAND	Midland Basin	N/2 of the NW/4	14	38 T2S	T&P	A-714	80.00	0.500	$9,614	$19,228
329-0714-002	Wing Resources, LLC	MIDLAND	Midland Basin	S/2 of the NW/4	14	38 T2S	T&P	A-714	80.00	0.500	$9,614	$19,228
329-0901-002	Wing Resources, LLC	MIDLAND	Midland Basin	SW/4 of the NW/4	14	37 T3S	T&P	A-901	40.50	0.492	$9,467	$19,228
329-0901-003	Wing Resources, LLC	MIDLAND	Midland Basin	SE/4 of the NW/4	14	37 T3S	T&P	A-901	40.50	0.492	$9,467	$19,228
329-0901-006	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4 of the SE/4	14	37 T3S	T&P	A-901	40.50	0.492	$9,467	$19,228
329-0970-001	Wing Resources, LLC	MIDLAND	Midland Basin	N/2 of the NE/4, NE/4 of the NW/4	28	39 T3S	T&P	A-970	640.00	0.480	$9,230	$19,228
329-0902-001	Wing Resources, LLC	MIDLAND	Midland Basin	NW4 NW4	10	37 T3S	T&P	A-902	40.59	0.466	$8,968	$19,228
329-0902-002	Wing Resources, LLC	MIDLAND	Midland Basin	NE4 NW4	10	37 T3S	T&P	A-902	40.59	0.466	$8,968	$19,228
329-0902-003	Wing Resources, LLC	MIDLAND	Midland Basin	SW4 NW4	10	37 T3S	T&P	A-902	40.59	0.466	$8,968	$19,228
329-0902-004	Wing Resources, LLC	MIDLAND	Midland Basin	SE4 NW4	10	37 T3S	T&P	A-902	40.59	0.466	$8,968	$19,228
329-0901-007	Wing Resources, LLC	MIDLAND	Midland Basin	SW/4 of the SE/4	14	37 T3S	T&P	A-901	40.50	0.465	$8,933	$19,228
329-0903-001	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4 of the NW/4	16	37 T3S	T&P	A-903	40.54	0.463	$8,906	$19,228
329-0903-002	Wing Resources, LLC	MIDLAND	Midland Basin	SW/4 of the NW/4	16	37 T3S	T&P	A-903	40.54	0.463	$8,906	$19,228
329-0558-004	Wing Resources, LLC	MIDLAND	Midland Basin	N/2 of the SE/4	9	37 T5S	T&P	A-558	80.00	0.460	$8,841	$19,228
329-0558-005	Wing Resources, LLC	MIDLAND	Midland Basin	S/2 of the SE/4	9	37 T5S	T&P	A-558	80.00	0.460	$8,841	$19,228
329-0547-003	Wing Resources, LLC	MIDLAND	Midland Basin	SE/4 of the NW/4	13	37 T3S	T&P	A-547	40.00	0.446	$8,571	$19,228
329-0547-002	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4 of the NW/4	13	37 T3S	T&P	A-547	40.00	0.446	$8,571	$19,228
329-1388-002	Wing Resources II, LLC	MIDLAND	Midland Basin	SW4	14	40 T1S	T&P	A-1388	164.75	0.441	$8,485	$19,228
329-1388-003	Wing Resources II, LLC	MIDLAND	Midland Basin	NW4	14	40 T1S	T&P	A-1388	164.75	0.441	$8,485	$19,228
329-0841-004	Wing Resources, LLC	MIDLAND	Midland Basin	N/2 of the SE/4	8	37 T5S	T&P	A-841	80.00	0.398	$7,647	$19,228
329-0841-005	Wing Resources, LLC	MIDLAND	Midland Basin	S/2 of the SE/4	8	37 T5S	T&P	A-841	80.00	0.398	$7,647	$19,228
329-0907-003	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4 of the NE/4	4	37 T3S	T&P	A-907	40.69	0.383	$7,373	$19,228
329-0907-005	Wing Resources, LLC	MIDLAND	Midland Basin	SW/4 of the NE/4	4	37 T3S	T&P	A-907	40.69	0.383	$7,373	$19,228
329-0983-001	Wing Resources, LLC	MIDLAND	Midland Basin	S/2 of the SW/4 28 & E/2 of the SE/4 of 29	28, 29	37 T1S	T&P	A-983 & A-18	135.02	0.351	$6,750	$19,228
329-0798-002	Wing Resources, LLC	MIDLAND	Midland Basin	SW4	22	38 T3S	T&P	A-798	163.58	0.341	$6,553	$19,228
329-0798-005	Wing Resources, LLC	MIDLAND	Midland Basin	NE4	22	38 T3S	T&P	A-798	163.58	0.341	$6,553	$19,228
329-1388-005	Wing Resources II, LLC	MIDLAND	Midland Basin	NE4	14	40 T1S	T&P	A-1388	164.90	0.294	$5,662	$19,228
329-1372-001	Wing Resources II, LLC	MIDLAND	Midland Basin	NW/4	46	37 T1S		A-1372/948	160.00	0.278	$5,341	$19,228
329-0501-006	Wing Resources, LLC	MIDLAND	Midland Basin	E2 of the NW4	19	36 T3S	T&P	A-501	80.70	0.251	$4,823	$19,228
329-1141-001	Wing Resources, LLC	MIDLAND	Midland Basin	All	6	40 T4S	T&P	A-1141	640.00	0.241	$4,627	$19,228
329-1107-001	Wing Resources, LLC	MIDLAND	Midland Basin	All S&E 8, 9, 10 Wells Proration Units for BP-PNR Farmout	48	39 T3S	WALCOTT A J	A-1107	320.85	0.241	$4,627	$19,228
329-0287-001	Wing Resources, LLC	MIDLAND	Midland Basin	All	29	40 T3S	T&P	A-287	640.00	0.236	$4,529	$19,228
329-1140-001	Wing Resources, LLC	MIDLAND	Midland Basin	All	40	40 T3S	T&P	A-1140	640.00	0.236	$4,529	$19,228
329-1433-001	Wing Resources, LLC	MIDLAND	Midland Basin	W100acs of the N3/8, N40acs of the W/2 of the S400acs, and W23.1acs of the E146.2acs of the N3/8	16	39 T2S	T&P	A-1433, A-1180, & A-706	163.10	0.229	$4,406	$19,228
329-0025-005	Wing Resources, LLC	MIDLAND	Midland Basin	Part of 2.0 acres out of the NW/4	31	38 T1S	T&P	A-25	1.00	0.224	$4,301	$19,228
329-0025-008	Wing Resources, LLC	MIDLAND	Midland Basin	Part of 2.0 acres out of the NW/4	31	38 T1S	T&P	A-25	1.00	0.224	$4,301	$19,228
329-1388-001	Wing Resources II, LLC	MIDLAND	Midland Basin	W2/SE4	14	40 T1S	T&P	A-1388	82.52	0.221	$4,250	$19,228
329-1388-004	Wing Resources II, LLC	MIDLAND	Midland Basin	E2/SE4	14	40 T1S	T&P	A-1388	82.26	0.220	$4,237	$19,228
329-0932-005	Wing Resources, LLC	MIDLAND	Midland Basin	SW4 of the SW4	20	37 T3S	T&P	A-932	40.38	0.189	$3,625	$19,228
329-0798-003	Wing Resources, LLC	MIDLAND	Midland Basin	W2 NW4	22	38 T3S	T&P	A-798	81.79	0.170	$3,276	$19,228
329-0798-004	Wing Resources, LLC	MIDLAND	Midland Basin	E2 NW4	22	38 T3S	T&P	A-798	81.79	0.170	$3,276	$19,228
329-0371-001	Wing Resources, LLC	MIDLAND	Midland Basin	All	37	41 T3S	T&P	A-371	640.00	0.110	$2,123	$19,228
329-1143-001	Wing Resources, LLC	MIDLAND	Midland Basin	All S&E the NW/4 of the SW/4	48	41 T3S	T&P	A-1143	600.00	0.110	$2,123	$19,228
329-1027-001	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4	5	40 T2S	ESTES	A-1027	163.48	0.102	$1,962	$19,228

Exhibit A-Part 2

Tract ID	Owner	County	Basin	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Total NRA	Allocated Value	$/NRA
329-0273-003	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4	1	40 T3S	T&P	A-273	160.00	0.100	$1,920	$19,228
329-0267-001	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4	31	40 T2S	T&P	A-267	160.00	0.092	$1,772	$19,228
329-0396-002	Wing Resources, LLC	MIDLAND	Midland Basin	E/2 of E/2, SW/4 of NE/4, SW/4 of SE/4	11	41 T4S	T&P	A-396	240.00	0.090	$1,735	$19,228
329-0376-002	Wing Resources, LLC	MIDLAND	Midland Basin	E/2, & W/2+SE/4 all of the SW/4	47	41 T3S	T&P	A-376	440.00	0.081	$1,557	$19,228
329-0769-001	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4	10	40 T3S	T&P	A-769	160.00	0.060	$1,157	$19,228
329-0376-001	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4, & NE/4 of the SW/4	47	41 T3S	T&P	A-376	200.00	0.037	$708	$19,228
329-0396-001	Wing Resources, LLC	MIDLAND	Midland Basin	SE/4 of NW/4 (Proration for BOULTINGHOUSE M T "11" #12)	11	41 T4S	T&P	A-396	40.00	0.015	$289	$19,228
329-0396-003	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4 of NW/4 (Proration for BOULTINGHOUSE M T "11" #10)	11	41 T4S	T&P	A-396	40.00	0.015	$289	$19,228
329-0396-004	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4 of NE/4 (Proration for BOULTINGHOUSE M T "11" #14)	11	41 T4S	T&P	A-396	40.00	0.015	$289	$19,228
329-0396-005	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4 of SE/4 (Proration for BOULTINGHOUSE M T "11" #15)	11	41 T4S	T&P	A-396	40.00	0.015	$289	$19,228
329-0396-006	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4 of SW/4 (Proration for BOULTINGHOUSE M T "11" #9)	11	41 T4S	T&P	A-396	40.00	0.015	$289	$19,228
329-0396-007	Wing Resources, LLC	MIDLAND	Midland Basin	SE/4 of SW/4 (Proration for BOULTINGHOUSE M T "11" #13)	11	41 T4S	T&P	A-396	40.00	0.015	$289	$19,228
329-0396-008	Wing Resources, LLC	MIDLAND	Midland Basin	SW/4 of SW/4	11	41 T4S	T&P	A-396	40.00	0.015	$289	$19,228
329-0396-009	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4 of SW/4	11	41 T4S	T&P	A-396	40.00	0.015	$289	$19,228
329-0396-010	Wing Resources, LLC	MIDLAND	Midland Basin	SW/4 of NW/4	11	41 T4S	T&P	A-396	40.00	0.015	$289	$19,228
329-0396-011	Wing Resources, LLC	MIDLAND	Midland Basin	NE/4 of NW/4	11	41 T4S	T&P	A-396	40.00	0.015	$289	$19,228
329-0276-001	Wing Resources, LLC	MIDLAND	Midland Basin	SE/4	7	40 T3S	T&P	A-276	160.50	0.010	$198	$19,228
329-0276-003	Wing Resources, LLC	MIDLAND	Midland Basin	NW/4	7	40 T3S	T&P	A-276	160.50	0.010	$198	$19,228
173-0458-001	Wing Resources, LLC	MIDLAND, GLASSCOCK	Midland Basin	N/2	47	37 T4S	T&P	A-458	320.00	27.479	$528,376	$19,228
173-0379-001	Wing Resources, LLC	MIDLAND, GLASSCOCK	Midland Basin	All	47	36 T1S	T&P	A-497 & A-379	640.00	8.000	$153,826	$19,228
173-0968-001	Wing Resources II, LLC	MIDLAND, GLASSCOCK	Midland Basin	ALL	24	37 T4S		A-895, A-968	640.00	4.137	$79,546	$19,228
173-1238-001	Wing Resources II, LLC	MIDLAND, GLASSCOCK	Midland Basin	ALL	38	37 T4S		A-858, A-1238	640.00	4.137	$79,546	$19,228
329-0553-001	Wing Resources II, LLC	MIDLAND, GLASSCOCK	Midland Basin	ALL	23	37 T4S		A-553, A-895	640.00	4.137	$79,546	$19,228
329-0889-001	Wing Resources II, LLC	MIDLAND, GLASSCOCK	Midland Basin	ALL	26	37 T4S		A-889, A-1239	640.00	4.137	$79,546	$19,228
173-1242-001	Wing Resources, LLC & Wing Resources II, LLC	MIDLAND, GLASSCOCK	Midland Basin	N440acs	10	37 T5S	T&P	A-976 & A-1242	440.00	3.050	$58,649	$19,228
173-1242-002	Wing Resources, LLC	MIDLAND, GLASSCOCK	Midland Basin	S200acs	10	37 T5S	T&P	A-976 & A-1242	200.00	0.831	$15,983	$19,228
329-0977-001	Wing Resources, LLC	MIDLAND, REAGAN, UPTON	Midland Basin	ALL	16	37 T5S	T&P	A-977 & A-596	640.00	3.678	$70,727	$19,228
329-0388-001	Wing Resources, LLC	MIDLAND, UPTON	Midland Basin	NE4	17	37 T5S	T&P	A-388, A-389	160.00	0.920	$17,682	$19,228
329-0388-002	Wing Resources, LLC	MIDLAND, UPTON	Midland Basin	N/2 & SE/4 of NW/4	17	37 T5S	T&P	A-388, A-389	120.00	0.690	$13,261	$19,228
461-0613-003	Wing Resources, LLC	MIDLAND, UPTON	Midland Basin	NE4	18	37 T5S	T&P	A-613	161.50	0.676	$13,003	$19,228

Exhibit A-Part 2

Tract ID	Owner	County	Basin	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Total NRA	Allocated Value	$/NRA
461-0389-001	Wing Resources, LLC	MIDLAND, UPTON	Midland Basin	SW4 NW4, NW4 SW4	17	37 T5S	T&P	A-388, A-389	80.00	0.460	$8,841	$19,228
461-0613-001	Wing Resources, LLC	MIDLAND, UPTON	Midland Basin	W2 NW4	18	37 T5S	T&P	A-613	80.75	0.338	$6,502	$19,228
461-0613-002	Wing Resources, LLC	MIDLAND, UPTON	Midland Basin	E2 NW4	18	37 T5S	T&P	A-613	80.75	0.338	$6,502	$19,228
383-0397-001	Wing Resources II, LLC	REAGAN	Midland Basin	SW/4	14	C		A-397	160.00	288.000	$6,534,703	$22,690
383-0801-001	Wing Resources, LLC	REAGAN	Midland Basin	All	10	G	GC&SF	A-801	652.83	101.995	$2,314,270	$22,690
383-0087-003	Wing Resources, LLC	REAGAN	Midland Basin	E2 AND SW4	1	G	C&MRR	A-87	489.62	97.924	$2,221,890	$22,690
383-0129-001	Wing Resources, LLC	REAGAN	Midland Basin	W/2	26	F	C&M	A-129	325.22	66.080	$1,499,362	$22,690
383-0275-001	Wing Resources, LLC	REAGAN	Midland Basin	SW/4	31	A	L&SV	A-275	160.00	50.556	$1,147,103	$22,690
383-0104-002	Wing Resources, LLC	REAGAN	Midland Basin	W/2	2	E	L&SV	A-104	326.00	46.865	$1,063,358	$22,690
383-0332-002	Wing Resources, LLC	REAGAN	Midland Basin	S/2	1	E	L&SV	A-332	320.00	46.002	$1,043,783	$22,690
383-0104-003	Wing Resources, LLC	REAGAN	Midland Basin	NE/4	2	E	L&SV	A-104	160.00	32.400	$735,154	$22,690
383-0105-003	Wing Resources, LLC	REAGAN	Midland Basin	S/2	12	E	L&SV	A-105	323.50	32.350	$734,020	$22,690
383-0332-001	Wing Resources, LLC	REAGAN	Midland Basin	N/2	1	E	L&SV	A-332	320.00	32.000	$726,078	$22,690
383-0337-002	Wing Resources, LLC	REAGAN	Midland Basin	E/2	11	E	L&SV	A-337	320.00	32.000	$726,078	$22,690
383-0467-001	Wing Resources, LLC	REAGAN	Midland Basin	All	3	M	TCRR	A-467	640.00	30.000	$680,701	$22,690
383-0896-001	Wing Resources, LLC	REAGAN	Midland Basin	All	4	M	TCRR	A-896 & A-923	640.00	29.694	$673,751	$22,690
383-0088-001	Wing Resources II, LLC	REAGAN	Midland Basin	ALL	3	G	C & M	A-88	648.17	27.007	$612,787	$22,690
383-0086-001	Wing Resources, LLC	REAGAN	Midland Basin	W2	25	F	C&MRR	A-86	325.81	26.965	$611,840	$22,690
383-0338-001	Wing Resources, LLC & Wing Resources II, LLC	REAGAN	Midland Basin	W/2	3	F	L&SV	A-338	320.00	21.739	$493,256	$22,690
383-0308-001	Wing Resources II, LLC	REAGAN	Midland Basin	SW/4	3	C		A-308	160.00	16.500	$374,384	$22,690
383-0105-001	Wing Resources, LLC	REAGAN	Midland Basin	NW/4	12	E	L&SV	A-105	161.75	16.175	$367,010	$22,690
383-0105-002	Wing Resources, LLC	REAGAN	Midland Basin	NE/4	12	E	L&SV	A-105	161.75	16.175	$367,010	$22,690
383-0308-004	Wing Resources II, LLC	REAGAN	Midland Basin	SE/4	3	C		A-308	160.00	16.000	$363,039	$22,690
383-0337-001	Wing Resources, LLC	REAGAN	Midland Basin	SW/4	11	E	L&SV	A-337	160.00	16.000	$363,039	$22,690
383-0815-003	Wing Resources, LLC	REAGAN	Midland Basin	E/2	4	F	L&SV	A-815	320.00	15.800	$358,501	$22,690
383-0104-001	Wing Resources, LLC	REAGAN	Midland Basin	SE/4	2	E	L&SV	A-104	162.00	15.188	$344,604	$22,690
383-0308-003	Wing Resources II, LLC	REAGAN	Midland Basin	SE/4	3	C		A-308	160.00	14.500	$329,004	$22,690
383-0333-001	Wing Resources, LLC	REAGAN	Midland Basin	N/2	3	E	L&SV	A-333	290.00	14.500	$329,004	$22,690
383-0172-001	Wing Resources, LLC	REAGAN	Midland Basin	E/2 of the NW/4	9	G	GC&SF	A-172	80.00	12.640	$286,801	$22,690
383-0172-002	Wing Resources, LLC	REAGAN	Midland Basin	W/2 of the NW/4	9	G	GC&SF	A-172	80.00	12.640	$286,801	$22,690
383-0087-001	Wing Resources, LLC	REAGAN	Midland Basin	N/2 of the NW/4 and the SE/4 of the NW/4	1	G	C&M	A-87	122.40	12.240	$277,725	$22,690
383-0092-002	Wing Resources II, LLC	REAGAN	Midland Basin	NE/4	46	35 T5S	T&p	A-92	177.00	11.801	$267,763	$22,690
383-0092-001	Wing Resources II, LLC	REAGAN	Midland Basin	NW/4	46	35 T5S	T&P	A-92	171.00	11.401	$258,686	$22,690
383-0342-001	Wing Resources, LLC	REAGAN	Midland Basin	All	3	H	L&SV	A-342	645.00	10.310	$233,926	$22,690
383-0957-001	Wing Resources II, LLC	REAGAN	Midland Basin	S/2	8	B	L&SV	A-957	320.00	10.000	$226,899	$22,690
383-0868-001	Wing Resources, LLC	REAGAN	Midland Basin	All, S/E the Sugg B131-Holt -E- Allocation Well	130	2	T&P	A-868	537.56	8.345	$189,339	$22,690
383-0440-002	Wing Resources, LLC	REAGAN	Midland Basin	All, S/E the Sugg B131-Holt -C- Allocation Well	132	2	T&P	A-440	532.00	8.258	$187,380	$22,690
383-0815-001	Wing Resources, LLC	REAGAN	Midland Basin	NW/4	4	F	L&SV	A-815	160.00	7.900	$179,251	$22,690
383-0815-002	Wing Resources, LLC	REAGAN	Midland Basin	SW/4	4	F	L&SV	A-815	160.00	7.900	$179,251	$22,690
383-0087-002	Wing Resources, LLC	REAGAN	Midland Basin	SW/4 of the NW/4	1	G	C&M	A-87	40.80	6.009	$136,342	$22,690
383-0072-001	Wing Resources, LLC	REAGAN	Midland Basin	All	34	36 T5S	T&P	A-72	640.00	6.708	$152,200	$22,690
383-0338-002	Wing Resources, LLC	REAGAN	Midland Basin	E/2	3	F	L&SV	A-338	320.00	6.667	$151,266	$22,690
383-0646-003	Wing Resources, LLC	REAGAN	Midland Basin	SW/4	39	35 T5S	T&P	A-646	160.00	6.667	$151,266	$22,690
383-0646-004	Wing Resources, LLC	REAGAN	Midland Basin	SE/4	39	35 T5S	T&P	A-646	160.00	6.667	$151,266	$22,690
383-0658-001	Wing Resources, LLC	REAGAN	Midland Basin	All	35	36 T5S	T&P	A-658	640.00	6.667	$151,266	$22,690
383-0071-001	Wing Resources, LLC	REAGAN	Midland Basin	All (Glasscock & Reagan)	36	36 T5S	T&P	A-71	624.00	6.531	$148,193	$22,690
383-0940-001	Wing Resources, LLC	REAGAN	Midland Basin	All	12	L	TC&RR	A-940	640.00	5.299	$120,239	$22,690
173-0542-001	Wing Resources, LLC	REAGAN	Midland Basin	NW/4	31	35 T5S	T&P	A-643, A-542	160.00	4.533	$102,861	$22,690
173-0542-002	Wing Resources, LLC	REAGAN	Midland Basin	NE/4	31	35 T5S	T&P	A-643, A-542	160.00	4.533	$102,861	$22,690
383-0029-001	Wing Resources, LLC	REAGAN	Midland Basin	NW/4	42	35 T5S	T&P	A-29	160.00	4.533	$102,861	$22,690
383-0029-002	Wing Resources, LLC	REAGAN	Midland Basin	NE/4	42	35 T5S	T&P	A-29	160.00	4.533	$102,861	$22,690
383-0029-003	Wing Resources, LLC	REAGAN	Midland Basin	SW/4	42	35 T5S	T&P	A-29	160.00	4.533	$102,861	$22,690
383-0029-004	Wing Resources, LLC	REAGAN	Midland Basin	SE/4	42	35 T5S	T&P	A-29	160.00	4.533	$102,861	$22,690
383-0643-001	Wing Resources, LLC	REAGAN	Midland Basin	SW/4	31	35 T5S	T&P	A-643, A-542	160.00	4.533	$102,861	$22,690

Exhibit A-Part 2

Tract ID	Owner	County	Basin	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Total NRA	Allocated Value	$/NRA
383-0643-002	Wing Resources, LLC	REAGAN	Midland Basin	SE/4	31	35 T5S	T&P	A-643	160.00	4.533	$102,861	$22,690
383-0731-001	Wing Resources, LLC	REAGAN	Midland Basin	SW/4	32	35 T5S	T&P	A-731, A-1130	160.00	4.533	$102,861	$22,690
383-0283-001	Wing Resources II, LLC	REAGAN	Midland Basin	NW/4 & SE/4	1	B	L&SV	A-283	160.00	3.750	$85,094	$22,690
383-0283-002	Wing Resources II, LLC	REAGAN	Midland Basin	SW/4 & NE/4	1	B	L&SV	A-283	160.00	3.750	$85,094	$22,690
383-0283-003	Wing Resources II, LLC	REAGAN	Midland Basin	SW/4 & NE/4	1	B	L&SV	A-283	160.00	3.750	$85,094	$22,690
383-0283-004	Wing Resources II, LLC	REAGAN	Midland Basin	NW/4 & SE/4	1	B	L&SV	A-283	160.00	3.750	$85,094	$22,690
383-0070-001	Wing Resources, LLC	REAGAN	Midland Basin	N/2 & SE/4	38	36 T5S	T&P	A-70	480.00	3.748	$85,038	$22,690
383-0178-001	Wing Resources, LLC	REAGAN	Midland Basin	All	8	O	GC&SF	A-178	643.00	3.572	$81,054	$22,690
383-0867-002	Wing Resources, LLC	REAGAN	Midland Basin	N/2	114	2	T&P	A-867	321.56	3.333	$75,633	$22,690
383-0303-001	Wing Resources, LLC	REAGAN	Midland Basin	NE/4	41	B	L&SV	A-303	160.00	2.333	$52,943	$22,690
383-0107-001	Wing Resources, LLC	REAGAN	Midland Basin	SW/4	4	E	L&SV	A-107	160.00	2.139	$48,531	$22,690
383-0107-002	Wing Resources, LLC	REAGAN	Midland Basin	NW/4	4	E	L&SV	A-107	160.00	2.139	$48,531	$22,690
383-0297-001	Wing Resources, LLC	REAGAN	Midland Basin	NW/4	29	B	L&SV	A-297	160.00	2.139	$48,531	$22,690
383-0297-002	Wing Resources, LLC	REAGAN	Midland Basin	NE/4	29	B	L&SV	A-297	160.00	2.139	$48,531	$22,690
383-0315-001	Wing Resources, LLC	REAGAN	Midland Basin	SE/4	25	C	L&SV	A-315	160.00	2.139	$48,531	$22,690
383-0315-002	Wing Resources, LLC	REAGAN	Midland Basin	NE/4	25	C	L&SV	A-315	160.00	2.139	$48,531	$22,690
383-0317-001	Wing Resources, LLC	REAGAN	Midland Basin	All	29	C	L&SV	A-317	648.20	2.026	$45,961	$22,690
383-0745-001	Wing Resources, LLC	REAGAN	Midland Basin	E/2	36	B	L&SV	A-745	323.16	2.020	$45,828	$22,690
383-0745-002	Wing Resources, LLC	REAGAN	Midland Basin	W/2	36	B	L&SV	A-745	323.16	2.020	$45,827	$22,690
383-0440-001	Wing Resources, LLC	REAGAN	Midland Basin	Out of W. Part	132	2	T&P	A-440	108.00	1.676	$38,040	$22,690
383-0867-003	Wing Resources, LLC	REAGAN	Midland Basin	SW/4	114	2	T&P	A-867	160.78	1.667	$37,817	$22,690
383-0868-002	Wing Resources, LLC	REAGAN	Midland Basin	Out of W. Part	130	2	T&P	A-868	106.64	1.655	$37,561	$22,690
383-0752-001	Wing Resources, LLC	REAGAN	Midland Basin	NE/4	20	B	L&SV	A-970	160.00	1.500	$34,035	$22,690
383-0752-002	Wing Resources, LLC	REAGAN	Midland Basin	SE/4	20	B	L&SV	A-970	160.00	1.500	$34,035	$22,690
383-0764-001	Wing Resources, LLC	REAGAN	Midland Basin	All	28	36 T5S	T&P	A-764	640.00	1.481	$33,613	$22,690
329-0335-001	Wing Resources, LLC	REAGAN	Midland Basin	NW/4	7	E	L&SV	A-335	160.00	1.429	$32,414	$22,690
329-0335-002	Wing Resources, LLC	REAGAN	Midland Basin	NE/4	7	E	L&SV	A-335	160.00	1.429	$32,414	$22,690
329-0335-003	Wing Resources, LLC	REAGAN	Midland Basin	SW/4	7	E	L&SV	A-335	160.00	1.429	$32,414	$22,690
329-0335-004	Wing Resources, LLC	REAGAN	Midland Basin	SE/4	7	E	L&SV	A-335	160.00	1.429	$32,414	$22,690
383-0070-002	Wing Resources, LLC	REAGAN	Midland Basin	SW/4	38	36 T5S	T&P	A-70	160.00	1.251	$28,385	$22,690
383-0867-001	Wing Resources, LLC	REAGAN	Midland Basin	SE/4	114	2	T&P	A-867	160.00	1.244	$28,225	$22,690
383-0212-001	Wing Resources, LLC	REAGAN	Midland Basin	NW/4	15	E	L&SV	A-212	160.00	1.167	$26,472	$22,690
383-0212-002	Wing Resources, LLC	REAGAN	Midland Basin	SW/4	15	E	L&SV	A-212	160.00	1.167	$26,472	$22,690
383-0755-001	Wing Resources, LLC	REAGAN	Midland Basin	NW/4	30	B	L&SV	A-755	160.00	1.069	$24,266	$22,690
383-0755-002	Wing Resources, LLC	REAGAN	Midland Basin	NE/4	30	B	L&SV	A-755	160.00	1.069	$24,266	$22,690
383-0742-002	Wing Resources, LLC	REAGAN	Midland Basin	NE/4 & S/2	26	B	L&SV	A-742	480.00	1.000	$22,690	$22,690
383-0387-001	Wing Resources II, LLC	REAGAN	Midland Basin	ALL	1214	58		A-387	607.00	0.785	$17,809	$22,690
383-0287-001	Wing Resources, LLC	REAGAN	Midland Basin	S/2	9	B	L&SV	A-287	320.00	0.667	$15,127	$22,690
383-0300-001	Wing Resources, LLC	REAGAN	Midland Basin	W/2	35	B	L&SV	A-300	320.00	0.667	$15,127	$22,690
383-0746-001	Wing Resources, LLC	REAGAN	Midland Basin	N/2	2	B	L&SV	A-746	320.00	0.667	$15,127	$22,690
383-0746-002	Wing Resources, LLC	REAGAN	Midland Basin	S/2	2	B	L&SV	A-746	320.00	0.667	$15,127	$22,690
383-0209-003	Wing Resources, LLC	REAGAN	Midland Basin	E/2	32	36 T5S	T&P	A-209	320.00	0.410	$9,294	$22,690
383-0965-001	Wing Resources, LLC	REAGAN	Midland Basin	SE/4	4	B	L&SV	A-965	161.90	0.337	$7,653	$22,690
383-0284-001	Wing Resources, LLC	REAGAN	Midland Basin	NW/4	3	B	L&SV	A-284	160.00	0.333	$7,563	$22,690
383-0284-002	Wing Resources, LLC	REAGAN	Midland Basin	NE/4	3	B	L&SV	A-284	160.00	0.333	$7,563	$22,690
383-0284-003	Wing Resources, LLC	REAGAN	Midland Basin	SW/4	3	B	L&SV	A-284	160.00	0.333	$7,563	$22,690
383-0284-004	Wing Resources, LLC	REAGAN	Midland Basin	SE/4	3	B	L&SV	A-284	160.00	0.333	$7,563	$22,690
383-0742-001	Wing Resources, LLC	REAGAN	Midland Basin	NW/4	26	B	L&SV	A-742	160.00	0.333	$7,563	$22,690
383-0209-002	Wing Resources, LLC	REAGAN	Midland Basin	NW/4 & NW/4 of the SW/4	32	36 T5S	T&P	A-209	200.00	0.254	$5,760	$22,690
383-0861-001	Wing Resources, LLC	REAGAN	Midland Basin	NE4 NE4	28	37 T5S	T&P	A-861	40.00	0.167	$3,779	$22,690
383-0861-003	Wing Resources, LLC	REAGAN	Midland Basin	SE4 NE4	28	37 T5S	T&P	A-861	40.00	0.167	$3,779	$22,690
383-0209-001	Wing Resources, LLC	REAGAN	Midland Basin	S/2 of the SW/4 & NE/4 of the SW/4	32	36 T5S	T&P	A-209	120.00	0.152	$3,456	$22,690
383-0343-001	Wing Resources, LLC	REAGAN	Midland Basin	NE/4	5	H	L&SV	A-343	160.00	0.053	$1,201	$22,690
383-0329-001	Wing Resources, LLC	REAGAN	Midland Basin	NW/4	7	D	L&SV	A-329	160.00	0.053	$1,201	$22,690
383-0343-002	Wing Resources, LLC	REAGAN	Midland Basin	N/2 of the SE/4	5	H	L&SV	A-343	80.00	0.026	$600	$22,690
383-0343-003	Wing Resources, LLC	REAGAN	Midland Basin	S/2 of the SW/4	5	H	L&SV	A-343	80.00	0.026	$600	$22,690
383-0343-004	Wing Resources, LLC	REAGAN	Midland Basin	S/2 of the SE/4	5	H	L&SV	A-343	80.00	0.026	$600	$22,690
383-0344-001	Wing Resources, LLC	REAGAN	Midland Basin	S/2 SW/4	7 &6	H	L&SV	A-344 A-806	485.70	0.009	$202	$22,690
383-0341-002	Wing Resources, LLC	REAGAN	Midland Basin	N/2 S&E SE/4 of the NE/4	1	H	L&SV	A-341	280.00	0.005	$117	$22,690
383-0330-001	Wing Resources, LLC	REAGAN	Midland Basin	NE/4	9	D	L&SV	A-330	160.00	0.003	$67	$22,690

Exhibit A-Part 2

Tract ID	Owner	County	Basin	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Total NRA	Allocated Value	$/NRA
383-0330-002	Wing Resources, LLC	REAGAN	Midland Basin	SE/4	9	D	L&SV	A-330	160.00	0.003	$67	$22,690
383-0341-001	Wing Resources, LLC	REAGAN	Midland Basin	SW/4	1	H	L&SV	A-341	160.00	0.003	$67	$22,690
383-0735-001	Wing Resources, LLC	REAGAN	Midland Basin	NE/4	8	D	L&SV	A-735	160.00	0.003	$67	$22,690
329-0297-001	Wing Resources, LLC	REAGAN, UPTON	Midland Basin	All	19	C	L&SV	A-844	646.50	2.020	$45,841	$22,690
383-0859-001	Wing Resources, LLC	REAGAN, UPTON	Midland Basin	N2	33	37 T5S	T&P	A-395	320.00	0.834	$18,918	$22,690
383-0859-002	Wing Resources, LLC	REAGAN, UPTON	Midland Basin	S2	33	37 T5S	T&P	A-395	320.00	0.834	$18,918	$22,690
383-0861-004	Wing Resources, LLC	REAGAN, UPTON	Midland Basin	SE4	28	37 T5S	T&P	A-861	160.00	0.666	$15,118	$22,690
461-0612-005	Wing Resources, LLC	REAGAN, UPTON	Midland Basin	S2 SW4, NE4 SW4	28	37 T5S	T&P	A-612	120.00	0.500	$11,338	$22,690
383-0861-002	Wing Resources, LLC	REAGAN, UPTON	Midland Basin	SW4 NE4	28	37 T5S	T&P	A-861	40.00	0.167	$3,779	$22,690
461-0612-002	Wing Resources, LLC	REAGAN, UPTON	Midland Basin	NW4 NE4	28	37 T5S	T&P	A-612	40.00	0.167	$3,779	$22,690
461-0238-001	Wing Resources, LLC & Wing Resources II, LLC	UPTON	Midland Basin	All	3	N	HE&WT	A-238	640.00	52.200	$937,504	$17,960
461-0237-001	Wing Resources, LLC	UPTON	Midland Basin	All	1	N	HE&WT	A-237	640.00	44.000	$790,233	$17,960
461-1528-001	Wing Resources, LLC	UPTON	Midland Basin	NW/4	8	G	GC&SF	A-1528	162.33	40.583	$728,855	$17,960
461-0554-001	Wing Resources, LLC	UPTON	Midland Basin	All 26, N/23 35, N/2 & SE/4 27, E/2 & SW/4 34, N/2 & SE/4 39	26,35,27,34,39	38 T5S	T&P T5S	A0706,A0410,A0414,	2,400.00	33.333	$598,661	$17,960
461-0020-001	Wing Resources II, LLC	UPTON	Midland Basin	ALL	19	B	CCSD&RGNG	A-20	640.00	19.410	$348,599	$17,960
461-0144-001	Wing Resources, LLC	UPTON	Midland Basin	All	3	M	EL&RR	A0144	640.00	20.000	$359,197	$17,960
461-1537-001	Wing Resources, LLC	UPTON	Midland Basin	NE4 of 3; E2 of 18	3, 18	N	HE&WT	A-1537	469.03	9.105	$163,521	$17,960
461-0635-001	Wing Resources II, LLC	UPTON	Midland Basin	NE/4	2	M	EL&RR	A-635	160.00	13.333	$239,461	$17,960
461-0613-007	Wing Resources, LLC	UPTON	Midland Basin	N2 SE4	18	37 T5S	T&P	A-613	80.75	10.338	$185,671	$17,960
461-0613-008	Wing Resources, LLC	UPTON	Midland Basin	S2 SE4	18	37 T5S	T&P	A-613	80.75	10.338	$185,671	$17,960
461-0143-001	Wing Resources, LLC	UPTON	Midland Basin	NW/4	1	M	EL&RR	A0143	160.00	8.115	$145,753	$17,960
461-0143-003	Wing Resources, LLC	UPTON	Midland Basin	S2	1	M	EL&RR	A0143	320.00	8.889	$159,643	$17,960
461-0418-001	Wing Resources, LLC	UPTON	Midland Basin	All	43	38 T5S	T&P T5S	A0418	640.00	8.889	$159,643	$17,960
461-0562-001	Wing Resources, LLC	UPTON	Midland Basin	All	38	38 T5S	T&P T5S	A0562	640.00	8.889	$159,643	$17,960
461-0741-001	Wing Resources, LLC	UPTON	Midland Basin	All	28	38 T5S	T&P T5S	A0741	640.00	8.889	$159,643	$17,960
461-1576-001	Wing Resources, LLC	UPTON	Midland Basin	W2	2	M	EL&RR	A1576	320.00	8.889	$159,643	$17,960
461-0288-001	Wing Resources, LLC	UPTON	Midland Basin	ALL	1	Y	INDIANOLA	A-288	640.00	8.746	$157,074	$17,960
461-1276-001	Wing Resources, LLC & Wing Resources II, LLC	UPTON	Midland Basin	ALL	26	41 T5S	T&P	A-1276	659.00	7.292	$130,957	$17,960
461-0029-001	Wing Resources II, LLC	UPTON	Midland Basin	W2	37	C		A-29	320.00	6.857	$123,152	$17,960
461-0420-002	Wing Resources, LLC	UPTON	Midland Basin	N/2 & SE/4 47	47	38 T5S	T&P T5S	A-420	480.00	6.667	$119,732	$17,960
461-0759-001	Wing Resources, LLC	UPTON	Midland Basin	NE/4	40	38 T5S	T&P T5S	A0759	165.90	4.608	$82,765	$17,960
461-0143-002	Wing Resources, LLC	UPTON	Midland Basin	NE4	1	M	EL&RR	A0143	160.00	4.444	$79,822	$17,960
461-0408-004	Wing Resources, LLC	UPTON	Midland Basin	SW4	23	38 T5S	T&P T5S	A0408	160.00	4.444	$79,822	$17,960
461-0410-001	Wing Resources, LLC	UPTON	Midland Basin	SW4	27	38 T5S	T&P T5S	A0410	160.00	4.444	$79,822	$17,960
461-0414-001	Wing Resources, LLC	UPTON	Midland Basin	S2	35	38 T5S	T&P T5S	A0414	320.00	4.444	$79,822	$17,960
461-0419-001	Wing Resources, LLC	UPTON	Midland Basin	SW/4	45	38 T5S	T&P T5S	A0419	160.00	4.444	$79,822	$17,960
461-0419-003	Wing Resources, LLC	UPTON	Midland Basin	E2	45	38 T5S	T&P T5S	A0419	320.00	4.444	$79,822	$17,960
461-0738-003	Wing Resources, LLC	UPTON	Midland Basin	SW4	22	38 T5S	T&P T5S	A0738	160.00	4.444	$79,822	$17,960
461-0756-003	Wing Resources, LLC	UPTON	Midland Basin	S2	44	38 T5S	T&P T5S	A0756	320.00	4.444	$79,822	$17,960
461-0757-003	Wing Resources, LLC	UPTON	Midland Basin	S2	46	38 T5S	T&P T5S	A0757	320.00	4.444	$79,822	$17,960
461-0758-001	Wing Resources, LLC	UPTON	Midland Basin	N/2	32	38 T5S	T&P T5S	A0758	320.00	4.444	$79,822	$17,960
461-0411-001	Wing Resources, LLC	UPTON	Midland Basin	All	29	38 T5S	T&P T5S	A0411	640.00	4.444	$79,819	$17,960
461-1425-001	Wing Resources, LLC	UPTON	Midland Basin	All	1		PRIEST J T	A1425	640.00	4.000	$71,839	$17,960
461-0737-001	Wing Resources, LLC	UPTON	Midland Basin	N2&SE4	20	38 T5S	T&P T5S	A0737	501.45	3.482	$62,541	$17,960
461-1526-001	Wing Resources, LLC	UPTON	Midland Basin	E/2 of SW/4	22	B	CCSD & RGNG	A-1526, A-1533	80.00	3.417	$61,363	$17,960
461-0417-003	Wing Resources, LLC	UPTON	Midland Basin	SW4&S2SE4	41	38 T5S	T&P T5S	A0417	240.00	3.333	$59,866	$17,960
461-0148-002	Wing Resources, LLC	UPTON	Midland Basin	NW4	25	D	EL&RR	A-148	160.00	3.173	$56,978	$17,960
461-0148-003	Wing Resources, LLC	UPTON	Midland Basin	SE4	25	D	EL&RR	A-148	160.00	3.173	$56,978	$17,960
461-0148-004	Wing Resources, LLC	UPTON	Midland Basin	SW4	25	D	EL&RR	A-148	160.00	3.082	$55,348	$17,960
461-0148-001	Wing Resources, LLC	UPTON	Midland Basin	NE4	25	D	EL&RR	A-148	160.00	3.081	$55,342	$17,960
461-0243-003	Wing Resources, LLC	UPTON	Midland Basin	W/2	13	N	HE&WT	A0243	320.00	3.000	$53,880	$17,960
461-0241-003	Wing Resources II, LLC	UPTON	Midland Basin	S/2 NE/4	9	N		A-241	80.00	2.656	$47,705	$17,960
461-1429-001	Wing Resources, LLC	UPTON	Midland Basin	NE4	22	41 T5S	T&P	A-1429	659.20	2.500	$44,900	$17,960
461-0738-001	Wing Resources, LLC	UPTON	Midland Basin	NE4	22	38 T5S	T&P T5S	A0738	167.15	2.322	$41,694	$17,960

Exhibit A-Part 2

Tract ID	Owner	County	Basin	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Total NRA	Allocated Value	$/NRA
461-0738-002	Wing Resources, LLC	UPTON	Midland Basin	NW4	22	38 T5S	T&P T5S	A0738	167.15	2.322	$41,694	$17,960
461-0224-001	Wing Resources II, LLC	UPTON	Midland Basin	ALL	7	1	GC&SF	A-224	640.00	2.292	$41,158	$17,960
461-0408-001	Wing Resources, LLC	UPTON	Midland Basin	NE4	23	38 T5S	T&P T5S	A0408	160.20	2.225	$39,961	$17,960
461-0408-002	Wing Resources, LLC	UPTON	Midland Basin	NW4	23	38 T5S	T&P T5S	A0408	160.20	2.225	$39,961	$17,960
461-0408-003	Wing Resources, LLC	UPTON	Midland Basin	SE4	23	38 T5S	T&P T5S	A0408	160.00	2.222	$39,911	$17,960
461-0413-001	Wing Resources, LLC	UPTON	Midland Basin	NW4	33	38 T5S	T&P T5S	A0413	160.00	2.222	$39,911	$17,960
461-0413-002	Wing Resources, LLC	UPTON	Midland Basin	NE4	33	38 T5S	T&P T5S	A0413	160.00	2.222	$39,911	$17,960
461-0413-003	Wing Resources, LLC	UPTON	Midland Basin	SW4	33	38 T5S	T&P T5S	A0413	160.00	2.222	$39,911	$17,960
461-0416-001	Wing Resources, LLC	UPTON	Midland Basin	SW/4	39	38 T5S	T&P T5S	A0416	160.00	2.222	$39,911	$17,960
461-0417-005	Wing Resources, LLC	UPTON	Midland Basin	NE4	41	38 T5S	T&P T5S	A0417	160.00	2.222	$39,911	$17,960
461-0419-002	Wing Resources, LLC	UPTON	Midland Basin	NW4	45	38 T5S	T&P T5S	A0419	160.00	2.222	$39,911	$17,960
461-0420-001	Wing Resources, LLC	UPTON	Midland Basin	SW/4	47	38 T5S	T&P T5S	A0420	160.00	2.222	$39,911	$17,960
461-0756-001	Wing Resources, LLC	UPTON	Midland Basin	NW4	44	38 T5S	T&P T5S	A0756	160.00	2.222	$39,911	$17,960
461-0756-002	Wing Resources, LLC	UPTON	Midland Basin	NE4	44	38 T5S	T&P T5S	A0756	160.00	2.222	$39,911	$17,960
461-0757-001	Wing Resources, LLC	UPTON	Midland Basin	NW4	46	38 T5S	T&P T5S	A0757	160.00	2.222	$39,911	$17,960
461-0757-002	Wing Resources, LLC	UPTON	Midland Basin	NE4	46	38 T5S	T&P T5S	A0757	160.00	2.222	$39,911	$17,960
461-0758-002	Wing Resources, LLC	UPTON	Midland Basin	SW/4	32	38 T5S	T&P T5S	A0758	160.00	2.222	$39,911	$17,960
461-0758-003	Wing Resources, LLC	UPTON	Midland Basin	SE/4	32	38 T5S	T&P T5S	A0758	160.00	2.222	$39,911	$17,960
461-0759-002	Wing Resources, LLC	UPTON	Midland Basin	NW4	40	38 T5S	T&P T5S	A0759	160.00	2.222	$39,911	$17,960
461-0759-003	Wing Resources, LLC	UPTON	Midland Basin	SE4	40	38 T5S	T&P T5S	A0759	160.00	2.222	$39,911	$17,960
461-0759-004	Wing Resources, LLC	UPTON	Midland Basin	SW4	40	38 T5S	T&P T5S	A0759	160.00	2.222	$39,911	$17,960
461-1118-001	Wing Resources, LLC	UPTON	Midland Basin	NW/4	34	38 T5S	T&P T5S	A01118	160.00	2.222	$39,911	$17,960
461-0147-005	Wing Resources, LLC	UPTON	Midland Basin	SW4, W2 SE4	23	D	EL&RR	A-147	240.00	2.088	$37,502	$17,960
461-0413-004	Wing Resources, LLC	UPTON	Midland Basin	W2SE4	33	38 T5S	T&P T5S	A0413	80.00	2.083	$37,415	$17,960
461-0413-005	Wing Resources, LLC	UPTON	Midland Basin	E2SE4	33	38 T5S	T&P T5S	A0413	80.00	2.083	$37,415	$17,960
461-0723-002	Wing Resources, LLC	UPTON	Midland Basin	ALL	30	D	D &W	A-723	640.00	1.667	$29,940	$17,960
461-1509-001	Wing Resources, LLC	UPTON	Midland Basin	ALL	16	40 T5S	T&P	A-1508/A-1509	653.50	1.667	$29,934	$17,960
461-0221-001	Wing Resources II, LLC	UPTON	Midland Basin	ALL	1	1	GC&SF	A-221	640.00	1.667	$29,933	$17,960
461-0243-001	Wing Resources, LLC	UPTON	Midland Basin	NE4	13	N	HE&WT	A0243	160.00	1.500	$26,940	$17,960
461-0243-002	Wing Resources, LLC	UPTON	Midland Basin	SE4	13	N	HE&WT:	A0243	160.00	1.500	$26,940	$17,960
461-0147-004	Wing Resources, LLC	UPTON	Midland Basin	NW4	23	D	EL&RR	A-147	160.00	1.392	$25,000	$17,960
461-0425-001	Wing Resources II, LLC	UPTON	Midland Basin	E2	5	39 T5S	T&P	A-425	320.00	1.371	$24,631	$17,960
461-0425-002	Wing Resources II, LLC	UPTON	Midland Basin	W2	5	39 T5S	T&P	A-425	320.00	1.371	$24,631	$17,960
461-0725-001	Wing Resources, LLC	UPTON	Midland Basin	E/2 & NW/4	2	Y	T&P	A-725	480.00	1.250	$22,450	$17,960
461-0737-002	Wing Resources, LLC	UPTON	Midland Basin	SW4	20	38 T5S	T&P T5S	A0737	167.15	1.161	$20,847	$17,960
461-0407-001	Wing Resources, LLC	UPTON	Midland Basin	NE4	21	38 T5S	T&P T5S	A0407	162.25	1.127	$20,236	$17,960
461-0407-002	Wing Resources, LLC	UPTON	Midland Basin	SE4	21	38 T5S	T&P T5S	A0407	162.25	1.127	$20,236	$17,960
461-0407-003	Wing Resources, LLC	UPTON	Midland Basin	SW4	21	38 T5S	T&P T5S	A0407	162.25	1.127	$20,236	$17,960
461-0407-004	Wing Resources, LLC	UPTON	Midland Basin	NW4	21	38 T5S	T&P T5S	A0407	162.25	1.127	$20,236	$17,960
461-0417-001	Wing Resources, LLC	UPTON	Midland Basin	N2NW4	41	38 T5S	T&P T5S	A0417	80.00	1.111	$19,955	$17,960
461-0417-002	Wing Resources, LLC	UPTON	Midland Basin	S2NW4	41	38 T5S	T&P T5S	A0417	80.00	1.111	$19,955	$17,960
461-0417-004	Wing Resources, LLC	UPTON	Midland Basin	N2SE4	41	38 T5S	T&P T5S	A0417	80.00	1.111	$19,955	$17,960
461-0738-004	Wing Resources, LLC	UPTON	Midland Basin	SE4	22	38 T5S	T&P T5S	A0738	160.00	1.111	$19,955	$17,960
461-0223-001	Wing Resources II, LLC	UPTON	Midland Basin	ALL	3	1	GC&SF	A-223	640.00	0.893	$16,036	$17,960
461-0187-001	Wing Resources II, LLC	UPTON	Midland Basin	SW/4	7	Y	GC&SF	A-187	160.00	0.833	$14,967	$17,960
461-0187-002	Wing Resources II, LLC	UPTON	Midland Basin	SE/4	7	Y	GC&SF	A-187	160.00	0.833	$14,967	$17,960
461-0147-002	Wing Resources, LLC	UPTON	Midland Basin	N/2 NE4	23	D	EL&RR	A-147	80.00	0.801	$14,382	$17,960
461-0147-003	Wing Resources, LLC	UPTON	Midland Basin	S/2 NE4	23	D	EL&RR	A-147	80.00	0.801	$14,382	$17,960
461-0437-001	Wing Resources, LLC	UPTON	Midland Basin	SE4	29	39 T5S	T&P	A-437	160.00	0.778	$13,969	$17,960
461-0437-006	Wing Resources, LLC	UPTON	Midland Basin	W2NE4 & N/2 NW/4	29	39 T5S	T&P	A-437	160.00	0.778	$13,969	$17,960
461-0147-001	Wing Resources, LLC	UPTON	Midland Basin	E2 SE4	23	D	EL&RR	A-147	80.00	0.696	$12,501	$17,960
461-0389-002	Wing Resources, LLC	UPTON	Midland Basin	S2 SW4, NE4 SW4	17	37 T5S	T&P	A-389	120.00	0.690	$12,387	$17,960
461-0597-003	Wing Resources, LLC	UPTON	Midland Basin	NE4	20	37 T5S	T&P	A-597	160.00	0.670	$12,033	$17,960
461-0650-001	Wing Resources, LLC	UPTON	Midland Basin	W2	46	Y	MK&T	A-650	321.24	0.574	$10,303	$17,960
461-0652-001	Wing Resources, LLC	UPTON	Midland Basin	W2	48	Y	TCRR	A-652	321.24	0.538	$9,659	$17,960
461-0652-002	Wing Resources, LLC	UPTON	Midland Basin	E2	48	Y	TCRR	A-652	321.24	0.538	$9,659	$17,960
461-0002-002	Wing Resources, LLC	UPTON	Midland Basin	E2W2	3	Y	BENDLE C	A-2	319.96	0.536	$9,620	$17,960
461-0002-003	Wing Resources, LLC	UPTON	Midland Basin	NE4	3	Y	BENDLE C	A-2	319.96	0.536	$9,620	$17,960
461-0597-005	Wing Resources, LLC	UPTON	Midland Basin	S2SW4&NE4SW4	20	37 T5S	T&P	A-597	120.00	0.502	$9,025	$17,960
461-0241-001	Wing Resources II, LLC	UPTON	Midland Basin	SE4	9	N		A-241	160.00	0.500	$8,980	$17,960
461-0241-002	Wing Resources II, LLC	UPTON	Midland Basin	NW4	9	N		A-241	160.00	0.500	$8,980	$17,960
461-0241-005	Wing Resources II, LLC	UPTON	Midland Basin	SW4	9	N		A-241	160.00	0.500	$8,980	$17,960

Exhibit A-Part 2

Tract ID	Owner	County	Basin	Quarter Call/Legal/Unit	Section	Block	Survey	Abstract	Gross	Total NRA	Allocated Value	$/NRA
461-0472-001	Wing Resources, LLC	UPTON	Midland Basin	Portion of S/2 West of the 26.66acs pooled into 44-B HZ Unit	41	40 T5S	T&P	A-472	177.34	0.493	$8,846	$17,960
461-0597-002	Wing Resources, LLC	UPTON	Midland Basin	E2NW4	20	37 T5S	T&P	A-597	80.00	0.462	$8,293	$17,960
461-0389-003	Wing Resources, LLC	UPTON	Midland Basin	N2 SE4	17	37 T5S	T&P	A-389	80.00	0.460	$8,258	$17,960
461-0389-004	Wing Resources, LLC	UPTON	Midland Basin	S2 SE4	17	37 T5S	T&P	A-389	80.00	0.460	$8,258	$17,960
461-0474-002	Wing Resources, LLC	UPTON	Midland Basin	W/2	45	40 T5S	T&P	A-474	320.00	0.444	$7,981	$17,960
461-0718-001	Wing Resources, LLC	UPTON	Midland Basin	NW4	4	Y	EL&RR	A-718	160.00	0.417	$7,494	$17,960
461-0724-001	Wing Resources, LLC	UPTON	Midland Basin	E2	4	Y	EL&RR	A-724	320.00	0.416	$7,476	$17,960
461-0437-002	Wing Resources, LLC	UPTON	Midland Basin	S2NW4	29	39 T5S	T&P	A-437	80.00	0.389	$6,984	$17,960
461-0437-003	Wing Resources, LLC	UPTON	Midland Basin	W2SW4	29	39 T5S	T&P	A-437	80.00	0.389	$6,984	$17,960
461-0437-004	Wing Resources, LLC	UPTON	Midland Basin	E2NE4	29	39 T5S	T&P	A-437	80.00	0.389	$6,984	$17,960
461-0437-005	Wing Resources, LLC	UPTON	Midland Basin	E2SW4	29	39 T5S	T&P	A-437	80.00	0.389	$6,984	$17,960
461-0474-001	Wing Resources, LLC	UPTON	Midland Basin	E/2 (Rule 40 EXC Lease)	45	40 T5S	T&P	A-474	320.00	0.370	$6,651	$17,960
461-0613-006	Wing Resources, LLC	UPTON	Midland Basin	E2 SW4	18	37 T5S	T&P	A-613	80.75	0.338	$6,073	$17,960
461-0597-001	Wing Resources, LLC	UPTON	Midland Basin	W2 NW4	20	37 T5S	T&P	A-597	80.00	0.335	$6,016	$17,960
461-0597-006	Wing Resources, LLC	UPTON	Midland Basin	N2SE4	20	37 T5S	T&P	A-597	80.00	0.335	$6,016	$17,960
461-0597-007	Wing Resources, LLC	UPTON	Midland Basin	S2SE4	20	37 T5S	T&P	A-597	80.00	0.335	$6,016	$17,960
461-0612-001	Wing Resources, LLC	UPTON	Midland Basin	N2 NW4	28	37 T5S	T&P	A-612	80.00	0.333	$5,983	$17,960
461-0612-003	Wing Resources, LLC	UPTON	Midland Basin	S2 NW4	28	37 T5S	T&P	A-612	80.00	0.333	$5,983	$17,960
461-0725-002	Wing Resources, LLC	UPTON	Midland Basin	W/2 & NE/4 of SW/4	2	Y	T&P	A-725	120.00	0.312	$5,612	$17,960
461-0186-001	Wing Resources, LLC	UPTON	Midland Basin	W72.53ACS	5	Y	GC&SF	A-225	72.53	0.284	$5,101	$17,960
461-0002-001	Wing Resources, LLC	UPTON	Midland Basin	N 160 ac of SE/4	3	Y	BENDLE C	A-2	159.98	0.268	$4,810	$17,960
461-0002-004	Wing Resources, LLC	UPTON	Midland Basin	S2SE4	3	Y	BENDLE C	A-2	159.98	0.268	$4,810	$17,960
461-0002-005	Wing Resources, LLC	UPTON	Midland Basin	S 160 ac of W 320 ac	3	Y	BENDLE C	A-2	159.98	0.268	$4,810	$17,960
461-0241-004	Wing Resources II, LLC	UPTON	Midland Basin	N2 NE4	9	N		A-241	80.00	0.250	$4,490	$17,960
461-0472-002	Wing Resources, LLC	UPTON	Midland Basin	Portion of the S/2 S&E the SE/4 of the SE/4 East of the 26.66acs pooled into 44-B HZ Unit	41	40 T5S	T&P	A-472	76.00	0.211	$3,791	$17,960
461-0723-001	Wing Resources, LLC	UPTON	Midland Basin	SW4	30	Y	D&W	A-723	160.00	0.208	$3,743	$17,960
461-0613-005	Wing Resources, LLC	UPTON	Midland Basin	SW4 SW4	18	37 T5S	T&P	A-613	40.38	0.169	$3,037	$17,960
461-0613-004	Wing Resources, LLC	UPTON	Midland Basin	NW4 SW4	18	37 T5S	T&P	A-613	40.37	0.169	$3,036	$17,960
461-0597-004	Wing Resources, LLC	UPTON	Midland Basin	NW4SW4	20	37 T5S	T&P	A-597	40.00	0.167	$3,008	$17,960
461-0612-004	Wing Resources, LLC	UPTON	Midland Basin	NW4 SW4	28	37 T5S	T&P	A-612	40.00	0.167	$2,991	$17,960
461-0002-006	Wing Resources, LLC	UPTON	Midland Basin	N 80 ac of W 320 ac	3	Y	BENDLE C	A-2	79.99	0.134	$2,405	$17,960
461-1385-001	Wing Resources, LLC	UPTON	Midland Basin	26.66acs out of the SW/4 of 41 & 53.34acs out of the W/2 of 44	41 & 44	40 T5S	T&P	A-472 & A-1385	80.00	0.074	$1,330	$17,960

Exhibit B

To that certain Purchase and Sale Agreement dated June 21, 2019, by and between Wing Resources LLC and Wing Resources II LLC, collectively as Sellers, and Alliance Resource Partners, L.P., as Buyer

Form of Conveyance

SURFACE, MINERAL AND ROYALTY DEED AND ASSIGNMENT

STATE OF	§
§
COUNTY OF	§

This Surface, Mineral and Royalty Deed and Assignment (this “Assignment”) is effective as of May 1, 2019, at 7:00 a.m. local time at the location of the Assets (the “Effective Time”), from Wing Resources LLC and Wing Resources II LLC, each a Delaware limited liability company, with an address of 2100 McKinney Ave, Suite 1540, Dallas, Texas 75201 (collectively, the “Assignors”, and each an “Assignor”), to Alliance Resource Partners, L.P., a Delaware limited partnership, whose address is 1717 S. Boulder Avenue, Suite 400, Tulsa, Oklahoma 74119-4833 (“Assignee”).  Assignors and Assignee are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

Assignors, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms set forth herein, do by these presents grant, bargain, sell, convey, assign, transfer, set over, and deliver unto Assignee all of Assignors’ collective right, title, and interest in, to, and under the following (collectively, the “Assets”), except to the extent constituting Excluded Assets, as hereinafter defined:

a)         the oil, gas and other fee mineral interests in and to the lands, tracts and properties described in Exhibit A attached hereto (such lands, tracts, and properties described in Exhibit A, the “Lands”), together with any royalty interests attributable thereto and any units, lands, tracts or other properties pooled with any of the Lands (collectively, the “Mineral Interests”);

b)         The fee surface interests, including the fee surface interests in mineral classified lands subject to §52.171-52.190 Tex. Nat. Res. Code, described in Exhibit A attached hereto, together with any royalty interests and any other payments due under any existing lease of mineral classified lands attributable thereto and any units, lands, tracts or other properties pooled with any of the mineral classified lands (“Mineral Classified Lands”);

c)         any overriding royalty interests burdening oil, gas or other minerals produced, saved or sold from the Lands or the Mineral Classified Lands, including those described in Exhibit A attached hereto (collectively, the “Overriding Royalty Interests”);

d)         the non-participating royalty interests burdening the Lands or the Mineral Classified Lands, including those described in Exhibit A attached hereto (collectively, the “Royalty Interests”, and, together with the Mineral Interests, the Mineral Classified Lands and Overriding Royalty Interests, the “Interests”);

e)         any oil, gas and mineral leases that relate to the Interests, including all reversionary rights thereunder, including those described in Exhibit A attached hereto (collectively, the “Leases”);

f)          all division and transfer orders, and, except for the Leases, all written contracts, contractual rights, interests and other written agreements to which any Assignor is a party (including as assignee) and under which any of the Interests are bound (collectively, the “Contracts”);

g)         except for the Excluded Records, copies of all files, records, and data in any Assignor’s possession to the extent solely relating to any of the Assets, including deed and Lease records, assignments, division order records, title records (including abstracts of title, title opinions and memoranda and title curative documents), Contracts, electronic data files (if any), maps, production records, decline curves and graphical production curves and financial, accounting and Asset Tax records (collectively, the “Records”);

h)         all proceeds attributable to any of the Interests or the Leases and attributable to the time period after the Effective Time;

i)          copies of all geologic, geophysical and seismic data that relate to the Interests or the Leases;

j)          all Permits to the extent primarily relating to or applicable to any of the Interests or Leases and (i) required for the ownership of the Interests or Leases and (ii) transferable pursuant to applicable Law;

k)         to the extent relating to the Assets and to the extent assignable, all rights and interests of either Assignor (i) under any agreement or policy of indemnity or insurance (including any rights, claims or causes of action of either Assignor against third parties under any indemnity or hold harmless agreements) and any indemnities received in connection with Assignors’ prior acquisition of any of the Assets, but in each case only to the extent that such rights or interests arise from obligations or liabilities for which Assignee is responsible under this Agreement, or (ii) relating to claims and causes of action that may be asserted against a third party to the extent such rights and claims arise from obligations or liabilities assumed by Assignee hereunder; and

l)          to the extent assignable, all rights, claims and causes of action to the extent, and only to the extent, that such rights, claims or causes of action are associated with any of the other Assets and relate to the period from and after the Effective Time.

Assignors and Assignee agree that it is the intent of the Assignors to convey, subject to the reservations and conditions in the Purchase and Sale Agreement, from and after the Effective Time, all of Assignors collective right, title and interest in and to any and all Assets located within the

Lands, whether or not described in Exhibit A and regardless of errors in description, any incorrect or misspelled names, or any mistranscribed or incorrect recording references.

SAVING, EXCEPTING AND RESERVING to Assignors, however, all of the following assets (the “Excluded Assets”): (a) all proceeds attributable to any of the Interests or Leases to the extent attributable to the time period before the Effective Time, including, without limitation, any lease bonuses, royalties and other proceeds and benefits to the extent attributable to the time period before the Effective Time and received no later than three years following the date hereof; (b) any refunds of costs, Taxes or other expenses borne by any Assignor or its predecessors in title, insofar as such refunds relate to time periods prior to the Effective Time; (c) (i) any files, records, or data (other than title opinions or memoranda relating to the Assets), which Assignors believe in good faith are protected by attorney-client privilege or confidentiality agreements, provided that Assignors have used commercially reasonable efforts to obtain waivers of such confidentiality agreements, (ii) all of Assignors’ corporate minute books and corporate financial records that relate to Assignors’ business generally, (iii) all files, records or data relating to the marketing process for the Assets including any and all bids received in connection therewith (collectively, the “Excluded Records”), and (iv) copies of all of the Records; (d) all claims and causes of action of Assignors relating to production that occurred prior to the Effective Time, and all audit rights arising under any Contracts with respect to the time periods prior to the Effective Time; provided, however, if any third party makes a claim regarding time periods prior to the Effective Time that is or would be an Assumed Liability, then the claims and causes of action against such third party, to the extent relating to such claim, that would otherwise be Excluded Assets pursuant to this clause (d), shall become Assets; (e) all computer or communications software or intellectual property (including any proprietary Geographic Information System tools or software that any Assignor has developed, any tapes, data and program documentation, and all tangible manifestations and technical information relating thereto) owned, licensed or used by Assignors, other than the Records; (f) any logo, service mark, copyright, trade name or trademark of or associated with Assignors or any Affiliate of Assignors or any business of Assignors or of any Affiliate of Assignors; (g) motor vehicles and other rolling stock owned by Assignors; (h) subject to clause (i) of the defined term “Assets”, all geologic, geophysical and seismic data; and (i) all oil, gas and hydrocarbons produced, saved or sold from the Assets with respect to all periods prior to the Effective Time.

TO HAVE AND TO HOLD all and singular the Assets, together with all rights, titles, interests, estates, remedies, powers and privileges thereto appertaining unto Assignee and its successors, legal representatives, and assigns forever, subject to the following:

1)         This Assignment is subject to and delivered pursuant to Section 9.2(b) of that certain Purchase and Sale Agreement dated June 21, 2019, by and among Assignors and Assignee (as may be amended from time to time, the “Purchase and Sale Agreement”), and nothing in this Assignment shall operate to limit, release, or impair any of Assignors’ or Assignee’s respective rights, obligations, remedies, or indemnities in the Purchase and Sale Agreement.  Capitalized terms used in this Assignment shall have the meanings prescribed in this Assignment where such capitalized terms are defined; provided, however, that capitalized terms used in this Assignment and not otherwise defined shall have the meanings given to such terms in the Purchase and Sale Agreement.  Each defined term shall be equally applicable both to the singular and the plural forms of the term so defined.  To the extent the terms and provisions of this Assignment are in conflict, or inconsistent, with the terms and provisions of the Purchase and Sale Agreement, the terms and provisions of the Purchase and Sale Agreement shall control.  For the avoidance of doubt, the Purchase and Sale Agreement, including but not limited to, the rights, obligations, and representations and warranties, contained therein, shall not merge with and into this Assignment and shall survive the execution of this Assignment.

2)         This Assignment shall extend to, be binding upon, and inure to the benefit of the Parties and their respective successors and assigns.

3)         Until the third (3rd) anniversary of the date hereof, each Assignor, severally as to itself (and not jointly), hereby warrants unto Assignee against every Person whomsoever lawfully claims the same or any part thereof that such Assignor holds Defensible Title to the Assets solely to the extent a claim is brought by, through or under such Assignor or any of its Affiliates, subject to the terms and conditions of the Purchase and Sale Agreement.

4)         Assignee is hereby specifically assigned, and subrogated to, all warranties of title which each Assignor may have from predecessors in interest (other than such Assignor or any Affiliate of such Assignor) to the extent applicable with respect to the Assets and to the extent such Assignor or such Affiliates may legally assign such rights and grant such subrogation.

5)         EXCEPT FOR THE EXPRESS AND SPECIFIC REPRESENTATIONS AND WARRANTIES OF EACH ASSIGNOR AS IS SET FORTH IN THE PURCHASE AND SALE AGREEMENT, THE SELLER OFFICER CERTIFICATES, THIS ASSIGNMENT AND THE OTHER ANCILLARY AGREEMENTS, AS APPLICABLE, ASSIGNEE ACKNOWLEDGES THAT ASSIGNORS HAVE NOT MADE, AND ASSIGNORS HEREBY EXPRESSLY DISCLAIM AND NEGATE ANY OTHER REPRESENTATION OR WARRANTY (EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE), AND ASSIGNEE HEREBY ACKNOWLEDGES THAT IT HAS NOT RELIED UPON AND EXPRESSLY WAIVES, ANY SUCH OTHER REPRESENTATION OR WARRANTY (EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE), OR ANY STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO ASSIGNEE OR ANY OF ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, OFFICERS, DIRECTORS, MEMBERS, MANAGERS, CONSULTANTS, REPRESENTATIVES OR ADVISORS (INCLUDING ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ASSIGNEE BY ANY EMPLOYEE, AGENT, OFFICER, DIRECTOR, MEMBER, MANAGER, CONSULTANT, REPRESENTATIVE OR ADVISOR OF ASSIGNORS OR ANY OF THEIR AFFILIATES).

6)         FURTHER, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EXCEPT FOR THE EXPRESS AND SPECIFIC REPRESENTATIONS AND WARRANTIES OF EACH ASSIGNOR AS IS SET FORTH IN THE PURCHASE AND SALE AGREEMENT, THE SELLER OFFICER CERTIFICATES, THIS ASSIGNMENT OR THE OTHER ANCILLARY AGREEMENTS, AS APPLICABLE, ASSIGNORS EXPRESSLY DISCLAIM ANY REPRESENTATION OR WARRANTY (EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE) AS TO (I) TITLE OF THE ASSETS, (II) PRODUCTION RATES, DECLINE RATES, THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES OF MINERALS, IF ANY, ATTRIBUTABLE TO ASSIGNORS’ INTEREST IN ANY ASSET, (III) THE CONTENTS, CHARACTER, NATURE ACCURACY, COMPLETENESS OR MATERIALITY OF ANY RECORDS, INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) NOW, HERETOFORE OR HEREAFTER FURNISHED TO ASSIGNEE BY OR ON BEHALF OF ASSIGNORS, INCLUDING (A) ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE UNDERLYING PROPERTIES RELATED TO

THE ASSETS, (B) ANY DESCRIPTIVE MEMORANDUM, REPORTS, BROCHURES, CHARTS OR STATEMENTS PREPARED BY THIRD PARTIES, AND (C) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, OFFICERS, DIRECTORS, MEMBERS, MANAGERS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THE PURCHASE AND SALE AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (IV) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE PROCEEDS THEREFROM, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT ASSIGNEE SHALL BE DEEMED TO BE OBTAINING THE ASSETS IN THEIR PRESENT STATUS AND CONDITION “AS IS” AND “WHERE IS” WITH ALL FAULTS AND DEFECTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE.

7)         THIS ASSIGNMENT WILL BE INTERPRETED, CONSTRUED AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO CHOICE OF LAW PRINCIPLES THEREOF THAT MIGHT APPLY THE LAWS OF ANOTHER JURISDICTION. ANY SUIT RELATING IN ANY WAY TO THIS ASSIGNMENT MUST BE BROUGHT IN THE STATE OR FEDERAL COURTS SITUATED IN DALLAS COUNTY, TEXAS, AND THE PARTIES IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH ACTION AND IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS ASSIGNMENT. FURTHER, THE PARTIES STIPULATE THAT THIS ASSIGNMENT IS DEEMED TO HAVE BEEN MADE AND ENTERED INTO BY THEM IN THE STATE OF TEXAS.

8)         The Exhibit to this Assignment is hereby incorporated by reference and constitutes a part of this Assignment.

9)         From time to time, Assignors and Assignee shall each execute, acknowledge and deliver to the other such further instruments and take such other action as may be reasonably requested in order to accomplish more effectively the purposes of the transactions contemplated by this Assignment.

10)       In the event any term of this Assignment is found by any court to be void or otherwise unenforceable, the remainder of this Assignment shall remain valid and enforceable, and, to the fullest extent permitted by Law, such offending term or terms shall be replaced with an enforceable term or enforceable terms that as nearly as possible effect the Parties’ intent.

11)       This Assignment may be executed and delivered in one or more counterparts, each of which when executed and delivered shall be an original, and all of which when executed shall constitute one and the same instrument.

[Signature and Acknowledgment Pages Follow]

IN WITNESS WHEREOF, the Parties have executed this Assignment on the dates set forth in their respective acknowledgments hereto, but this Assignment shall be effective for all purposes as of the Effective Time.

ASSIGNORS:

WING RESOURCES LLC

By:
Name:
Title:

WING RESOURCES II LLC

By:
Name:
Title:

ASSIGNEE:

ALLIANCE RESOURCE PARTNERS, L.P.

By:
Name:
Title:

THE STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me this ______ day of ______, 2019, by _________________, known to me to be the _______________________ of Wing Resources LLC, a Delaware limited liability company, who affirmed that the foregoing instrument was signed on behalf of such company and that the execution of this instrument was the free act and deed of such company.

Notary Public in and for the State of

THE STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me this ______ day of ______, 2019, by _________________, known to me to be the _______________________ of Wing Resources II LLC, a Delaware limited liability company, who affirmed that the foregoing instrument was signed on behalf of such company and that the execution of this instrument was the free act and deed of such company.

Notary Public in and for the State of

ACKNOWLEDGMENTS

THE STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me this ______ day of ______, 2019, by _________________, known to me to be the _______________________ of Alliance Resource Partners, L.P., a Delaware limited partnership, who affirmed that the foregoing instrument was signed on behalf of such company and that the execution of this instrument was the free act and deed of such company.

Notary Public in and for the State of

EXHIBIT C

CERTIFICATION OF NON-FOREIGN STATUS UNDER

TREASURY REGULATIONS SECTION 1.1445-2(b)

(NON-DISREGARDED ENTITY TRANSFEROR)

Reference is made to that certain Purchase and Sale Agreement (the “Purchase Agreement”), dated June 21, 2019, by and among, Wing Resources LLC, a Delaware limited liability company taxed as a partnership for U.S. federal income tax purposes (“Wing I”), Wing Resources II LLC, a Delaware limited liability company taxed as a partnership for U.S. federal income tax purposes (“Wing II” and together with Wing I, collectively the “Transferors” and each a “Transferor”), and Alliance Resource Partners, L.P., a Delaware limited partnership (“Transferee”).

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity.

To inform the Transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by any Transferor in connection with the transactions contemplated by the Purchase Agreement, and in satisfaction of each Transferor’s obligation to deliver to Transferee the certificate described in Section 9.2(e) of the Purchase Agreement, each of the undersigned hereby certify, solely with respect to itself, the following on behalf of such Transferor:

1.          Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.          Transferor is not a disregarded entity as defined in Treasury Regulation § 1.1445-2(b)(2)(iii);

3.          Wing I’s U.S. employer identification number is 81-4045898, and Wing II’s U.S. employer identification number is 82-1606492; and

4.          Transferor’s office address is 2100 McKinney Ave, Suite 1540, Dallas, Texas 75201.

Each Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

[Signature Page Follows]

C - 1

Under penalties of perjury I declare that I have examined this certification and to my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Seller in the capacity set forth below.

WING RESOURCES LLC

By:
Name:
Title:

Dated:

WING RESOURCES II LLC

By:
Name:
Title:

Dated:

C - 2

EXHIBIT D

ASSET MANAGEMENT AGREEMENT

BY AND BETWEEN

WING RESOURCES EMPLOYEES II LLC

AND

ALLIANCE RESOURCE PARTNERS, L.P.

Dated as of: [____________], 2019

TABLE OF CONTENTS

ARTICLE 1 Definitions; Exhibits; Interpretation		1
1.1	Definitions	1
1.2	References	4

ARTICLE 2 Services		5

2.1	Engagement	5
2.2	Services	5
2.3	Allocation of Operating Costs between Affiliates	8
2.4	Bank Accounts	8
2.5	Notices to Operators	8

ARTICLE 3 Reporting Requirements		9

3.1	Reports	9

ARTICLE 4 Costs and Fees		9

4.1	Operating Costs; Budgeting	9
4.2	Management Fee	9
4.3	Responsibility for Fees	10
4.4	Taxes	10

ARTICLE 5 Term and Confidentiality		10

5.1	Term	10
5.2	Confidential Information	11
5.3	Duty of Confidentiality	11

ARTICLE 6 Terms of Performance		11

6.1	Limitation of Damages	11
6.2	Mutual Cooperation	12
6.3	Limited Liability of Wing.	12
6.4	Disclaimer	12
6.5	Liability of Wing and Indemnification.	13
6.6	Contracts with Affiliates	14
6.7	Nature of Relationship.	14

ARTICLE 7 Miscellaneous		15

7.1	Notices	15
7.2	Further Assurances	15
7.3	Governing Law; Jurisdiction; Venue; Jury Waiver	15
7.4	Amendment and Waiver	15
7.5	Severance	15
7.6	Entire Agreement	16

i

7.7	Assignment	16
7.8	Successors and Assigns	16
7.9	Joint Preparation	16
7.10	Counterparts	16

Exhibit A - Examples of Expense Allocations

Exhibit B - Reporting Requirements and Timeline

Exhibit C - Reporting Methodology

Exhibit D - Form of Lease

ii

ASSET MANAGEMENT AGREEMENT

This Asset Management Agreement (this “Agreement”), dated as of [______], 2019 (the “Closing Date”), is by and between Wing Resources Employees II LLC, a Delaware limited liability company, with an address of 2100 McKinney Ave, Suite 1540, Dallas, Texas 75201 (“Wing”), and Alliance Resource Partners, L.P., a Delaware limited partnership, a Delaware limited partnership, whose address is 1717 S. Boulder Avenue, Suite 400, Tulsa, Oklahoma 74119-4833  (“Recipient”).  Capitalized terms used herein, but not defined, shall have the respective meanings set forth in the Purchase and Sale Agreement defined below.

RECITALS

WHEREAS, this Agreement is entered into pursuant to that certain Purchase and Sale Agreement dated as of the 21st day of June, 2019, by and among Recipient, Wing Resources LLC, a Delaware limited liability company (“Wing I”), Wing Resources II LLC, a Delaware limited liability company (“Wing II” and together with Wing I, collectively, the “Sellers” and each a “Seller”) (the “Purchase and Sale Agreement”);

WHEREAS, pursuant to the Purchase and Sale Agreement, Recipient has acquired the Assets described therein, including certain mineral interests, royalty interests and overriding royalty interests in the oil, gas, and other minerals underlying certain lands located in Borden, Ector, Glasscock, Howard, Martin, Midland, Reagan and Upton Counties, Texas; and

WHEREAS, the Parties desire for Wing to provide certain management and administrative services to Recipient with respect to the Assets on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, for value received by each of Wing and Recipient, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual undertakings of the Parties, the Parties agree as follows:

ARTICLE 1

Definitions; Exhibits; Interpretation

1.1        Definitions.  In addition to the terms defined in the preamble and recitals of this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such first Person.  For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise; provided,  however, that for all purposes under this Agreement, the term “Affiliate” (a) expressly excludes (i) each of NGP Energy Capital Management, L.L.C., NGP Natural Resources XI, L.P., and each of their respective Affiliates (including, their various portfolio companies), other than Wing itself or any of Wing’s direct or indirect subsidiaries and (ii) each of the officers,

1

directors, managers and direct and indirect equity holders in each of the entities identified in the immediately preceding clause (ii) and (b) expressly includes Sellers.

“Approved Auditor” means such firm approved and appointed by Recipient to prepare audited financial statements.

“Approved Tax Preparer” means such accounting firm approved and appointed by Recipient to prepare Recipient tax returns and Schedule K-1s.

“Business Day” means any weekday other than a weekday on which commercial banks in the city of Dallas, Texas are authorized or required by applicable Law to be closed.

“Closing Month” shall have the meaning set forth in Exhibit B.

“Commercial Judgment” means the application of judgment in good faith and consistent with accepted commercial standards and practices of persons in the business of managing oil and gas mineral interests, royalty interests and overriding royalty interests.

“Commercially Reasonable Efforts,” when used in this Agreement, means the efforts that a diligent Person, acting in good faith and desiring to achieve a result in a reasonably timely manner, would use in the same or similar circumstances; it being understood and agreed that “Commercially Reasonable Efforts” shall be carried out in a manner consistent with accepted commercial practices and standards employed by Persons engaged in the business of managing oil and gas mineral interests, royalty interests and overriding royalty interests.

“Confidential Information” shall have the meaning set forth in Section 5.2.

“Contract Quarter” means a three-month period that commences on January 1, April 1, July 1 or October 1, and ends on March 31, June 30, September 30 or December 31, respectively, except that the initial Contract Quarter shall commence on the Closing Date and end on [___], 2019, and the final Contract Quarter shall end on the date that this Agreement terminates.

“Dispose” (including the correlative terms “Disposed” or “Disposition”) means any direct or indirect sale, assignment, transfer, conveyance, gift, pledge, hypothecation, encumbrance or other disposition, whether voluntary, involuntary or by operation of law.

“Fraud” means an intentional and willful misrepresentation by a Party; provided, the Party making such representation or warranty had actual knowledge that the applicable representation was false at the time it was made, it was made with the intention that the other Party rely thereon to its detriment and the other Party did so rely thereon to its detriment.

 “GAAP” means United States generally accepted accounting principles in effect from time to time.

“Governmental Authority” means any federal, state, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative,

2

regulatory or taxing authority or power, and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.

“Internal Reserve Report” shall have the meaning set forth in Exhibit B.

“Law” means any applicable statute, law, rule, regulation, ordinance, order, code, ruling, writ, injunction, decree or other official act of or by any Governmental Authority, or rules or regulation of any national stock exchange on which a Party’s securities are listed.

“Losses” shall have the meaning set forth in Section 6.5.

“Management Fee” shall have the meaning set forth in Section 4.2.

 “Monthly Land Report” shall mean a report containing acreage summaries, operator summaries (including revenue by operator), and maps of the Interests.

“Operating Account(s)” shall have the meaning set forth in Section 2.5.

“Operating Costs” means all direct, out-of-pocket costs and expenses reasonably incurred by Wing or its Affiliates on behalf of Recipient and payable to third parties necessary or appropriate for the management, conduct and operation of the Assets or pursuant to Wing’s duties under this Agreement, including the following:

a.           fees and expenses associated with auditing, consulting, accounting, valuation (including third-party valuations, appraisals and pricing services), the preparation, distribution and filing of the financial statements and the reports (including third party reserve reports) and other information of Recipient, tax returns and Schedule K-1 (including all fees, costs and expenses incurred to audit such reports and, without duplication, any fees, costs and expenses payable to third parties retained by Recipient for purposes of satisfying applicable requirements under SEC regulations and Sarbanes-Oxley),

b.          fees and expenses associated with data provider services used for accounting, reporting or the administration and management of the Assets (including information systems, software, programming, consulting and monitoring), cybersecurity, any activities with respect to protecting the confidential or non-public nature of any information or data (including Confidential Information) and other similar services,1

c.           printing expenses, mailing and courier expenses,

d.          fees and expenses of establishing bank or custodial accounts and insurance costs and expenses relating to protection against liability for loss and damage which may be occasioned by the activities to be engaged in by Recipient or Wing on behalf of Recipient (including all deductibles, premiums, expenses and charges in connection with the maintenance thereof), and

1         Note to Draft:  Parties to discuss more specific identification of services and cost-sharing where appropriate.

3

e.           external legal, compliance and administrator fees and expenses, litigation and settlement expenses, and other out-of-pocket expenses relating thereto to the extent benefitting Recipient.

Notwithstanding the foregoing, the term “Operating Costs” shall not include the ordinary administrative and overhead expenses of Wing or the Sellers set forth on Exhibit A of this Agreement in connection with maintaining and operating their respective offices or managing the Assets, including salaries, other compensation and costs of providing benefits, rent and the cost of office equipment.

“Parties” means Wing and Recipient, a “Party” means Wing or Recipient, individually.

“Person” means any natural person, corporation, partnership, trust, limited liability company, court, agency, government, board, commission, estate or other entity or authority.

“Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002, as amended.

“SPE Standards” means the most current standards of evaluating oil and gas reserves approved by the Society of Petroleum Engineers.

“SEC Guidelines” means the most current Securities and Exchange Commission rules and guidelines pertaining to the reporting of oil and gas reserves.

“Services” shall have the meaning set forth in Section 2.2.

“Taxes,” with respect to an Asset, means the taxes (except income taxes) assessed against or attributable to such Asset or the oil, gas and other hydrocarbons produced and attributable to such Asset, including any ad valorem, property, production, severance, windfall profit, occupation, excise and other similar taxes as may be legally imposed and levied upon such Asset.

“Term” shall have the meaning set forth in Section 5.1.

“Wing Personnel” shall have the meaning set forth in in Section 2.2(a).

1.2        References.  The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereto,” “hereunder,” and words of similar import when used in this Agreement shall refer to this Agreement as a whole, including the exhibits attached hereto, and not to any particular article, section, or provision of this Agreement.  References in this Agreement to articles, sections, exhibits, or schedules are to such articles, sections, exhibits, or schedules of this Agreement unless otherwise specified.  The headings of the Articles and Sections of this Agreement are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions of this Agreement.  The words “include,” “includes,” and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of similar import.  References to any Law, Contract, agreement or other instrument shall mean such Law, Contract, agreement or other instrument as it may be amended from time to time.

4

ARTICLE 2

Services

2.1        Engagement.  Subject to and in accordance with the terms and conditions set forth in this Agreement, Recipient hereby engages Wing to provide or cause to be provided the services set forth herein, including the Services described in Section 2.2 below, and Wing hereby accepts such engagement, for the purposes set forth herein. Wing shall perform all of its obligations under this Agreement in accordance with the standards set forth in Section 2.2(f).

2.2        Services.  Subject to Section 2.2(l), Wing shall perform the following services (collectively, the “Services”) for Recipient solely with respect to the Assets and not with respect to any other assets or potential assets of Recipient:

(a)         Personnel. Wing shall provide all personnel reasonably necessary to conduct the activities contemplated in this Agreement (the “Wing Personnel”).

(b)         Land Administration.  Wing shall administer and use Commercially Reasonable Efforts to maintain all Assets, including all oil and gas leases and division orders, easements, and other related records, and provide associated services, including providing payment requests and support to Recipient to allow for timely payment by Recipient of ad valorem and production taxes, and tracking production records and trends, permit filings, well proposals, JOA proposals, forced pooling proceedings, production sharing agreements and other related documents and filings.

(c)         Consultation.  During normal business hours, Recipient shall be entitled to reasonably consult with Wing Personnel providing the Services detailed herein.  Wing shall make such Wing Personnel reasonably available to Recipient during normal business hours and upon reasonable advance notice.

(d)         Accounting.  Wing shall perform all accounting functions relating to the Assets, including all revenue and joint interest accounting functions reasonably requested by Recipient from time to time, including:

(i)          provide payment requests and support to Recipient to allow for timely payment of Operating Costs, Taxes or other obligations or direct expenses properly chargeable to Recipient;

(ii)         collection of all accounts receivable and application of cash receipts to accounts receivable;

(iii)       assist Recipient with its general ledger and financial reporting activities for the Assets with respect to receivables, accruals, impairment review, and all other accounting-related transactions, including researching and recovering any suspended revenue payments;

(iv)        assist the Approved Tax Preparer with preparation of all federal and state tax forms (including Schedule K-1s);

5

(v)         assist the Approved Auditor with preparation of financial audits and manage any audits performed on behalf of Recipient for the Assets; and

(vi)        assist with any controls necessary for Recipient to comply with applicable Law, including SEC Guidelines and requirements under Sarbanes-Oxley.

(e)         Wing shall not, without prior written consent of Recipient in its sole discretion:

(i)          disburse any funds from the Operating Accounts or otherwise expend any revenue generated by any Assets;

(ii)         borrow or lend money for Recipient or any assets of Recipient;

(iii)       create any lien or encumbrance on the Assets, or any other assets of Recipient, the Operating Accounts, or any proceeds attributable to such assets or Operating Accounts;

(iv)        subject to Section 2.2(j), purchase, lease or sell any assets for or of Recipient (including any of the Assets); or

(v)         subject to Section 2.2(j), settle any claims or execute any agreement (including any indemnification agreement) binding Recipient or any of its Affiliates or its or their assets in any way.

(f)         Wing shall provide all Services and otherwise manage the Assets on behalf of Recipient (i) in a good and workmanlike manner, with that degree of care, diligence and skill that a reasonably prudent Person engaged in the business of managing oil and gas mineral interests, royalty interests and overriding royalty interests would exercise, and (ii) in accordance with the reasonable practices of the oil and gas industry and in a manner consistent with the past practices of Wing in its management of the Assets. To the extent that Recipient’s approval is required for any matter in connection with the foregoing or any other matter in connection with this Agreement, Wing shall provide Recipient with reasonably prompt written notice thereof sufficiently in advance to give Recipient reasonable time in order to approve or disapprove such matter.  In addition, to the extent permitted by applicable Law, Wing shall promptly notify Recipient in writing in the event Wing or its Affiliates becomes aware of any scheduled or planned proceedings before any Governmental Authority relating to the Assets, including any such proceedings that may relate to the forced pooling of any Assets, and Wing shall reasonably cooperate with and assist Recipient in responding to the same, at Recipient’s sole cost and expense.

(g)         Wing shall prepare all reports required under this Agreement, including those specified in Article 3, in accordance with the standards set forth in Section 2.2(f) above.  All financial statements and other financial data shall be prepared in accordance with GAAP on an accrual basis.

6

(h)         If Recipient reasonably determines that historical financial statements of the Assets are required to be filed by Recipient with the Securities and Exchange Commission after the Closing Date, then for a period of 75 days after the Closing, Wing shall reasonably cooperate with Recipient to provide such historical financial statements to Recipient to enable Recipient to comply with such requirements.  During the Term of this Agreement, Wing shall reasonably cooperate with, and assist, Recipient in obtaining any related consents or “comfort letters” from applicable accountants; provided that Recipient shall bear and shall pay to Wing promptly, but in any event within 15 days of request, any out-of-pocket costs and expenses incurred by Wing in connection therewith.  For a period of 45 days after the Closing, Wing shall also reasonably cooperate with, and assist, Recipient in preparing any pro forma financial statements that relate to the acquisition of the Assets pursuant to the Purchase and Sale Agreement that Recipient reasonably determines are required to be filed by Recipient with the Securities and Exchange Commission.

(i)          Subject to Section 2.4, Wing shall provide necessary check requests and support to Recipient for Recipient to pay from the Operating Accounts all amounts necessary or appropriate to discharge obligations and direct expenses chargeable to the Assets.

(j)          Wing shall use Commercially Reasonable Efforts to amend existing leases as are necessary or appropriate in Wing’s Commercial Judgment, and shall use Commercially Reasonable Efforts to identify and evaluate opportunities for new leases of unleased mineral interests.  Wing shall use Commercially Reasonable Efforts to negotiate (but not enter into, without Recipient’s prior written consent) such new or amended oil and gas leases for such mineral interests (A) on terms (including royalties) that in Wing’s Commercial Judgment are appropriate or otherwise customary in the locality of the subject mineral interests, and (B) that are substantially in the form of lease set forth in the attached Exhibit D2.  Wing will coordinate such leases with Recipient, and present such leases to Recipient for approval and signature, with such approval to be determined in Recipient’s sole discretion.  Wing will not enter into any lease that would cause Recipient to incur working interest expenses or liabilities, without the prior written consent of Recipient.  Solely with respect to the Assets, Wing will keep Recipient apprised on a quarterly basis of the leasing activities regarding leases that Recipient has entered into in the prior quarter along with a summary of the material terms thereof, leases that are under negotiation on behalf of Recipient and a summary of the material terms thereof and anticipated future leasing prospects.  Wing shall not have the power or authority to execute any lease or other agreement or arrangement on behalf of Recipient, without first obtaining the written consent of Recipient.

(k)         Wing shall use Commercially Reasonable Efforts to cause compliance by Recipient with all applicable Laws regarding business permits, certificates and licenses that may be required to perform its obligations under this Agreement and shall be responsible for maintaining its own insurance (but not the insurance for Recipient).

2         Note to Draft: Standard form of lease used historically by Wing to be attached.

7

(l)          The Parties hereby acknowledge and agree that, in connection with Wing’s delivery of the Services under this Agreement, subject to Section 4.1, Wing may incur certain Operating Costs, both through its performance of the Services and/or by engaging certain third-party service providers, including independent contractors, subcontractors, legal counsel, accountants, auditors, consultants or other advisors (“Services Providers”) pursuant to separate contracts or agreements (“Service Provider Contracts”).  Wing will use Commercially Reasonable Efforts to ensure that any Service Provider will: (i) provide to Recipient the Services in a professional and good and workmanlike manner; (ii) perform and deliver such Services in a timely fashion and in exchange for a reasonable fee; (iii) provide such Services in accordance with generally accepted industry standards of such Service Provider; and (iv) provide such Services in accordance with applicable Laws, rules and regulations.  Wing shall identify all Service Providers to Recipient and provide a copy of all Service Provider Contracts to Recipient.

(m)        Wing shall, in performing the Services, act on any instruction provided by Recipient with respect to such Services, so long as such instruction is reasonable, such act is permitted by applicable Law and such instruction and act is within the general scope of the Services to be provided hereunder.

2.3        Allocation of Operating Costs between Affiliates.  As to any Operating Costs which are allocable both to Recipient and any Affiliates of Wing or other parties, Wing shall use Commercially Reasonable Efforts to determine an allocation of such costs based on usage by each entity and advise Recipient accordingly for necessary monthly accounting close purposes.

2.4        Bank Accounts.  Recipient intends to establish bank accounts for receiving revenue from the Assets (the “Operating Accounts”).  Wing shall not have authority to make disbursements from the Operating Accounts without the prior written consent of Recipient, but will assist Recipient with cash management methods and controls as reasonably requested by Recipient.

2.5        Notices to Operators.  As part of the Services covered by the Management Fee, (a) Wing will provide appropriate payment instructions and other notices to each operator with respect to the Assets in customary form, and (b) Wing will review proposed division orders and related documents received from each operator with respect to the Assets and promptly advise Recipient of any discrepancies between the interests set forth in those division orders (and related documents) and the interests set forth in the Purchase and Sale Agreement (including the Exhibits thereto); provided,  however, neither Recipient nor its Affiliates, nor any of its or their respective owners, partners, officers, directors, employees, equity holders or trustees or agents will have any right to bring a claim against any Covered Person with respect to any deviations between any division order or proposed division order attributable to a Title Defect, except to the extent such deviation is a result of a breach of a Seller’s Special Warranty under the Purchase Agreement and to such extent only with respect to such Seller and not against any other Covered Person.

8

ARTICLE 3

Reporting Requirements

3.1        Reports.  Wing shall provide each of the reports set forth on Exhibit B including reports required for accrual accounting.  In the preparation of such reports Wing shall use the reporting methodology set forth on Exhibit C.

ARTICLE 4

Costs and Fees

4.1        Operating Costs; Budgeting.  Recipient shall pay, or reimburse Wing or its Affiliates, where applicable, for all Operating Costs incurred in compliance with this Section 4.1.  Neither Wing nor its Affiliates shall incur Operating Costs that deviate from the Approved Quarterly Budget (as defined in Exhibit B, item II.b.) by more than the amounts set forth below in this Section 4.1, without Recipient’s prior written consent, which consent shall not be unreasonably withheld or delayed.  Wing shall seek Recipient’s written consent prior to incurring or otherwise committing to any Operating Cost not included within the Approved Quarterly Budget that exceeds $10,000 individually, or a group of related Operating Costs not within the Approved Quarterly Budget that exceed $20,000 in the aggregate.  Prior to incurring any Operating Costs that would be payable by Recipient respecting insurance coverage or vendor or professional services, Wing shall consult with Recipient and propose the insurer, vendor or provider and anticipated cost Wing intends to engage and incur with respect to the same.  If Recipient provides a reasonable alternate proposal to Wing for such proposed insurer, vendor or provider within 15 days after receiving Wing’s proposal, Wing shall engage such alternative insurer, vendor or provider or use such other support or provider as Recipient may elect; provided,  however, that Wing’s obligation to contract with such alternative insurer, vendor or provider shall not arise unless the coverage, services and quality of such alternative insurer, vendor or provider is substantially similar to the coverage and services provided in Wing’s proposal and engaging such alternative insurer, vendor or provider would not cause Wing to be in violation of the standards set forth in Section 2.2(f).  Wing shall invoice Recipient monthly for any Operating Costs to be reimbursed and Recipient shall pay such invoice within 15 days following receipt thereof.  Notwithstanding any other provision in this Agreement, in no event shall Recipient bear or be responsible for any costs, expenses or liabilities that Sellers have expressly agreed to bear or be responsible for under the Purchase and Sale Agreement.

4.2        Management Fee. Recipient shall pay to Wing a monthly management fee (“Management Fee”) of $[83,333.34].3  The Management Fee shall be paid within 15 days after the end of each month, and shall be prorated for any partial month.  The Parties agree that the Management Fee is intended to reimburse Wing for providing the Services, including certain costs of Wing not chargeable pursuant to Section 4.1 above, including the types of items reflected on Exhibit A of this Agreement as being allocated to the Management Fee.  Exhibit A of this Agreement shows examples of the types of costs that will/will not be reimbursable by Recipient, subject to the other terms of this Agreement, including Section 4.1.  The Parties agree that upon

3         Note to Draft:  Buyers to provide the proration (as between Buyers) of the monthly Management Fee and non-basin-specific Operating Costs, with such allocation to be based on the number of wells and tracts in each basin, to be updated quarterly upon written instructions from Buyers.  Wing to provide the proration (as between Buyers) of basin-specific Operating Costs (which would be allocated 100% to the Buyer holding the Assets in that basin).

9

the sale or other disposition by Recipient of any significant part of the Assets, the Parties will negotiate in good faith for a reduction in the Management Fee commensurate with the impact of such sale or disposition on the scope of Services required to be rendered by Wing hereunder.

4.3        Responsibility for Fees.  Unless otherwise specifically set forth herein, Recipient shall not have any liability or responsibility for any expenses, costs or liabilities incurred by Wing that do not constitute Operating Costs or Management Fee.

4.4        Taxes. In consideration for any Services to be rendered under this Agreement, Recipient will bear any applicable sales, transfer or commodity taxes, use taxes, value-added taxes or similar gross-receipts-based taxes assessed on the Services hereunder by a Governmental Authority.  Recipient is not responsible for, and Wing shall bear, any income tax obligations of Wing arising from this Agreement or the Services or for any payment customarily made by an employer with respect to an employee with respect to the Services, including those described in Section 6.7.

ARTICLE 5

Term and Confidentiality

5.1        Term.  Unless earlier terminated as provided in this Section 5.1, the term of this Agreement (“Term”) shall commence on the Closing Date and shall extend for two years and thereafter as mutually agreed by the Parties.  Notwithstanding the foregoing, this Agreement may be terminated at any time for any reason or no reason by (a) Recipient at any time after the date that is six months from the date of this Agreement, by providing not less than 60 days’ prior written notice to Wing of such termination, which notice shall be provided no earlier than the date that is six months from the date of this Agreement; or (b) Wing at any time after the date that is nine months from the date of this Agreement, by providing not less than 90 days’ prior written notice to Wing of such termination, which notice shall be provided no earlier than the date that is nine months from the date of this Agreement; provided,  however, that any such termination under the foregoing clauses (a) and (b) shall be effective on the last day of the month containing the day upon which such termination would otherwise be effective.  In addition, this Agreement may be terminated at any time by Wing upon 10 days’ written notice to Recipient of a payment default by Recipient of any Operating Costs or the Management Fee, unless such breach is cured within such 10 day period after Recipient is notified by Wing of such breach.  In addition, this Agreement may be terminated at any time by Recipient upon 30 days’ written notice to Wing of a material default by Wing under this Agreement, unless such breach is cured within such 30 day period after Wing is notified by Recipient of such breach.  In the event either Party elects to terminate this Agreement prior to the expiration of the two-year term, Recipient shall be responsible for payment of the Management Fee up to the date of termination and all non-refundable Operating Costs properly incurred under this Agreement as of the date of termination and Wing shall be responsible for timely delivery of all reports and services required hereunder with respect to the month of termination.4

4         Note to Draft:  The parties to discuss the process, upon termination of this Agreement, for transfer from Wing to Recipient of the data relating to the Assets (including revenue, title and geologic, geophysical and seismic data), and rights to the software (or similar software) used or available for use to manage the Assets and the data.

10

5.2        Confidential Information.  “Confidential Information” means any non-public information relating to Recipient or the Assets, regardless of whether such information is labeled as proprietary or confidential, provided that such term does not include information that (a) is or becomes generally available to the public other than as a result of a disclosure, breach or wrongful act of Wing or any Person acting on Wing’s behalf in violation of this Article 5, (b) otherwise becomes known to Wing from a third party not affiliated with Recipient and to Wing’s knowledge, not in violation of any confidentiality obligations of such third party to Recipient, or (c) is or was independently developed by Wing or any of its Affiliates or without reference to or use of the Confidential Information.  Upon termination of this Agreement in accordance with its terms, Wing shall, solely with respect to Confidential Information initially received by Wing from Recipient during the Term and in connection with the Services provided herein, at its option, (i) destroy or (ii) return to Recipient, all Confidential Information in Wing’s possession, custody and control; provided,  however, Wing may retain any such Confidential Information for the purposes of satisfying its compliance, backup, recovery, contingency planning or business continuity planning policies, so long as such Confidential Information, to the extent not permanently deleted or overwritten in the ordinary course of business, is not accessible in the ordinary course of business is not accessed except as required for compliance, backup, recovery, contingency planning or business continuity purposes.  For the avoidance of doubt, the obligations under this Section 5.2 and under Section 5.3 are in addition to, and not in limitation of, the obligations of Sellers under Section 11.18 of the Purchase and Sale Agreement.

5.3        Duty of Confidentiality.  Wing shall maintain the confidentiality of, and hold in strict confidence, any Confidential Information and will not disclose any Confidential Information to any Person, except that Wing may deliver or disclose Confidential Information to (a) Wing Personnel, in which event Wing shall (i) direct such Wing Personnel to comply with this Article 5, and (ii) be fully liable for any breach of this Article  5 by any Wing Personnel as if such Wing Personnel were Wing, and (b) any other Person to which such delivery or disclosure is necessary or appropriate (i) to effect compliance with any Law applicable to a Party, (ii) in response to any subpoena or other legal process, (iii) in connection with any litigation to which a Party is a party, or (iv) to the extent appropriate in connection with Wing’s rendering of the Services hereunder or any transaction authorized under this Agreement, including under Section 2.2(j).  In connection with any permitted disclosure described in the preceding Section 5.3(b)(i) through (ii), to the extent permitted by applicable Law, (i) Wing shall provide appropriate advance written notice to Recipient of such disclosure so Recipient may seek an appropriate protective order or waive in writing compliance with the confidentiality provisions of this Agreement, and (ii) Wing shall reasonably cooperate with Recipient in seeking such protective order, each of the foregoing clauses (i) and (ii), at Recipient’s sole cost and expense.

ARTICLE 6

Terms of Performance

6.1        Limitation of Damages.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY HERETO FOR SUCH OTHER PARTY’S LOST OR PROSPECTIVE PROFITS OR ANY OTHER SPECIAL, PUNITIVE, EXEMPLARY, CONSEQUENTIAL, INCIDENTAL OR INDIRECT LOSSES OR DAMAGES (IN TORT, CONTRACT OR OTHERWISE) UNDER OR IN RESPECT OF THIS AGREEMENT OR FOR ANY FAILURE OF PERFORMANCE RELATED HERETO, WHICH IS DUE TO SUCH PARTY’S

11

ORDINARY NEGLIGENCE; PROVIDED,  HOWEVER, THE FOREGOING SHALL NOT BE CONSTRUED AS LIMITING AN OBLIGATION OF A PARTY TO INDEMNIFY, RELEASE, DEFEND AND HOLD HARMLESS THE OTHER PARTY AGAINST CLAIMS ASSERTED BY THIRD PARTIES, INCLUDING, THIRD PARTY CLAIMS FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES.

6.2        Mutual Cooperation.  The Parties recognize that various problems and difficulties could be encountered as part of the performance of this Agreement.  Accordingly, the Parties agree to cooperate with each other on a reasonable basis to facilitate such performance, but subject in all respects to the other provisions of this Agreement.

6.3        Limited Liability of Wing.

(a)         None of Wing, its Affiliates or any of its or their respective owners, partners, officers, directors, employees, members, equity holders, Wing Personnel and agents (each, a “Covered Person”) shall be liable, responsible, or accountable in damages or otherwise to Recipient for any action taken or failure to act (EVEN IF SUCH ACTION OR FAILURE TO ACT CONSTITUTED THE SOLE, CONCURRENT OR COMPARATIVE NEGLIGENCE OF SUCH COVERED PERSON) in the course of performing its obligations under this Agreement, unless (i) such act or failure to act was the result of bad faith, Fraud, willful or intentional misconduct or criminal wrongdoing or gross negligence (collectively, “Bad Actions”) of a Covered Person or (ii) such act or failure to act constitutes a material breach of this Agreement, and such breach is not cured within 30 days after a Covered Person is notified by Recipient of such breach, in each case, as determined by final order or judgment of a court of competent jurisdiction that is not subject to further proceedings or appeal.

(b)         Notwithstanding anything to the contrary herein, (i) no Covered Person will be liable to Recipient under this Agreement with respect to (A) a failure of title to mineral interests that occurs through ordinary negligence or otherwise (except for Bad Actions) or (B) any reserve reports or revenue projections provided by Wing or any errors therein resulting from ordinary negligence or otherwise (except for Bad Actions) and (ii) all Covered Persons’ liability under the provisions of this Agreement for all Losses incurred by or asserted against Covered Persons in connection with or arising from this Agreement and the Services to be provided by Covered Persons hereunder shall be limited to an amount equal to the total Management Fees paid by Recipient to Wing hereunder.

6.4        Disclaimer.  EACH PARTY EXPRESSLY WARRANTS THAT IT HAS CAREFULLY READ THIS AGREEMENT (INCLUDING THIS DISCLAIMER OF RELIANCE SET FORTH IN APPROPRIATELY CONSPICUOUS LANGUAGE), UNDERSTANDS ITS CONTENTS, AND SIGNS THIS AGREEMENT AS ITS OWN FREE ACT.  EACH PARTY EXPRESSLY WARRANTS THAT, EXCEPT AS SET FORTH IN THE PURCHASE AND SALE AGREEMENT, NO PROMISE OR AGREEMENT WHICH IS NOT HEREIN EXPRESSED HAS BEEN MADE TO IT IN EXECUTING THIS AGREEMENT, AND THAT EACH PARTY IN ENTERING THIS AGREEMENT IS NOT RELYING UPON AND EXPRESSLY DISCLAIMS RELIANCE UPON ANY STATEMENT OR REPRESENTATION OF ANY PARTY OR ANY AGENT OF EACH PARTY.  EACH PARTY AGREES THAT THIS

12

AGREEMENT IS BEING ENTERED INTO ON AN ARM’S-LENGTH BASIS AND IT IS RELYING SOLELY ON ITS OWN JUDGMENT IN ENTERING THIS AGREEMENT.  EACH PARTY ALSO WARRANTS IT HAS BEEN REPRESENTED BY LEGAL COUNSEL IN THIS MATTER.  ANY AFORESAID LEGAL COUNSEL HAS READ AND EXPLAINED TO EACH PARTY THE ENTIRE CONTENTS OF THIS AGREEMENT IN FULL.  EACH PARTY AGREES THAT THIS DISCLAIMER IS A CLEAR, UNEQUIVOCAL, AND EFFECTIVE DISCLAIMER OF RELIANCE UNDER TEXAS LAW.

6.5        Liability of Wing and Indemnification.

(a)         To the fullest extent permitted by applicable Law, Recipient shall and does hereby agree to indemnify and hold harmless each Covered Person from and against any damages, costs, losses, claims, liabilities, actions, and expenses (including reasonable legal and other professional fees and disbursements and all expenses reasonably incurred investigating, preparing, or defending against any claim whatsoever), judgment, fines, and settlements (“Losses”) incurred by such Covered Person in the course of performing its obligations under this Agreement, except for Losses to the extent they result from (i) Bad Actions of a Covered Person, so long as such Bad Actions were not performed or omitted at the direction of Recipient or as a result of any Bad Action of Recipient or (ii) a material breach of this Agreement by Wing, unless such breach is not cured within 30 days after a Covered Person is notified by Recipient of such breach, in each case, as determined by final order or judgment of a court of competent jurisdiction that is not subject to further proceedings or appeal.

(b)         Notwithstanding anything to the contrary in this Agreement or in the Exhibits hereto, Wing shall not be responsible for any Liabilities or Obligations of Recipient or its Affiliates caused by or incurred as a result of the actions or inactions of any Service Provider, except to the extent (i) Wing did not fulfill its express obligations contained in Section 2.2(l) with respect to such Service Provider (as applicable), and then only the extent caused by such nonfulfillment, or (ii) resulting from (A) Bad Actions of a Covered Person, or (B) a material breach of this Agreement by a Covered person, and such breach is not cured within 30 days after a Covered Person is notified by Recipient of such breach, in each case of clauses (A) or (B), as determined by final order or judgment of a court of competent jurisdiction that is not subject to further proceedings or appeal.

(c)         THE PARTIES RECOGNIZE THAT THIS SECTION 6.5 SHALL RELIEVE ANY SUCH COVERED PERSON FROM ANY AND ALL LIABILITIES, OBLIGATIONS, DUTIES, CLAIMS, ACCOUNTS AND CAUSES OF ACTION WHATSOEVER ARISING OR TO ARISE OUT OF ANY ORDINARY NEGLIGENCE BY ANY SUCH COVERED PERSON, AND SUCH COVERED PERSON SHALL BE ENTITLED TO INDEMNIFICATION FROM ACTS OR OMISSIONS THAT MAY CONSTITUTE ORDINARY NEGLIGENCE.  THE PROVISIONS OF THIS AGREEMENT, TO THE EXTENT THAT THEY RESTRICT THE DUTIES AND LIABILITIES OF A PERSON OTHERWISE EXISTING AT LAW OR IN EQUITY AND TO THE EXTENT PERMITTED BY LAW, ARE AGREED BY THE PARTNERS TO REPLACE SUCH OTHER DUTIES AND LIABILITIES OF SUCH PERSON.

13

6.6        Contracts with Affiliates.  Unless approved by Recipient in writing in advance, which approval shall not be unreasonably withheld or delayed, Wing shall not enter into contracts with any of Wing’s Affiliates for the rendering of Services or the sale and lease of supplies, equipment and Services.

6.7        Nature of Relationship.

(a)         The Parties agree that in the performance of this Agreement, Wing is acting as an independent contractor, and Recipient acknowledges that (a) the Wing Personnel providing the Services may have other responsibilities to the business of Wing and its Affiliates to which such Wing Personnel are required to devote substantial time, (b) Wing is not providing services exclusively to Recipient, and (c) Wing may and will continue to, from time to time, provide services (including services substantially similar to the Services) to other Persons.  This Agreement does not create, and the Parties do not intend to create, a partnership or association that might render the Parties liable as partners.  Each Party hereby acknowledges that the other Party and its respective Affiliates have participated (directly or indirectly) or will continue to participate (directly or indirectly) in private equity, venture capital or other direct investments similar to those of the Assets (“Other Investments”) and that such Other Investments may, are or will be competitive with such Party or its Affiliates and that such other Party and its respective Affiliates may develop or become aware of business opportunities in connection with the foregoing.  Each Party expressly waives any conflicts of interest that may or do arise pursuant to the foregoing and agrees that none of the other Party or its Affiliates shall have any liability to such Party or its Affiliates with respect to the foregoing or have any duty to disclose to such Party any business opportunities, whether or not competitive with the business of such Party or any of its Affiliates (subject, in the case of each Party, to its compliance with its express obligations in this Agreement).  For the avoidance of doubt, the Parties acknowledge and agree that notwithstanding anything to the contrary set forth in this Agreement, no Affiliate of any Party, Seller, Affiliate of Seller or past, present or future director, officer, employee, incorporator, member, partner, investor, lender, shareholder or other owner (whether direct or indirect) of any Party, any Affiliate of any Party, Seller, Affiliate of Seller, agent, attorney or other Representative of any Party (collectively, “Non-Party Affiliates”) shall have any liability (whether in contract or in tort, in law or in equity, or based upon any theory that seeks to impose liability of any entity Party against its owners or Affiliates) for Obligations or Losses arising under, in connection with or related to this Agreement or for any Obligations or Losses based on, in respect of, or by reason of this Agreement, its negotiation or execution, or any of the transactions contemplated by this Agreement; and each Party waives and releases all such Obligations and Losses against any such Non-Party Affiliates.

(b)         Wing is not eligible to participate in any vacation, group medical or life insurance, disability, profit sharing or retirement benefits, or any other fringe benefits or benefit plans offered by Recipient to its employees, and Recipient is not responsible for withholding or paying any income, payroll, Social Security, or other federal, state, or local taxes, making any insurance contributions, including for unemployment or disability, or obtaining workers’ compensation insurance on behalf of Wing or any of its Affiliates or its or their respective employees.  Wing is responsible for all such taxes or contributions,

14

including penalties and interest.  Any persons employed or engaged by Wing in connection with the performance of the Services are Wing’s employees or contractors and Wing is responsible for them and any claims made by or on behalf of any such employee or contractor.

ARTICLE 7

Miscellaneous

7.1        Notices.  All notices, agreements, consents and requests permitted or required hereunder must be in writing and may be given by delivery in person, by courier, by nationally recognized delivery service or by electronic mail to the Party to whom addressed, and shall be deemed to have been given the next Business Day after delivery prior to 5 p.m. local time to a nationally recognized delivery service for next day delivery.

7.2        Further Assurances.  The Parties shall from time to time do and perform such further acts and execute and deliver such further instruments, conveyances, and documents as may be required or reasonably requested by the other Party to establish, to maintain, or to protect the respective rights and remedies of the Parties and to carry out the intentions and purposes of this Agreement.

7.3        Governing Law; Jurisdiction; Venue; Jury Waiver.  This Agreement will be interpreted, construed and governed by the Laws of the State of TEXAS, without reference to choice of law principles thereof that might apply the Laws of another jurisdiction.  Any suit relating in any way to this Agreement must be brought in the state or federal courts situated in DALLAS COUNTY, TEXAS, and the Parties irrevocably submit to the exclusive jurisdiction of such courts in any such action and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action.  EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.  FURTHER, THE PARTIES STIPULATE THAT THIS AGREEMENT IS DEEMED TO HAVE BEEN MADE AND ENTERED INTO BY THEM IN THE STATE OF TEXAS.

7.4        Amendment and Waiver.  This Agreement may not be altered or amended, nor any rights hereunder waived, except by an instrument, in writing, executed by the Party to be charged with such amendment or waiver, which may be (but is not required to be) in the form of an e-mail transmission of a signed instrument.  No waiver of any other term, provision, or condition of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, other provision or condition or as a waiver of any other term, provision or condition of this Agreement.

7.5        Severance.  In the event any term of this Agreement is found by any court to be void or otherwise unenforceable, the remainder of this Agreement shall remain valid and enforceable, and, to the fullest extent permitted by Law, such offending term or terms shall be replaced with an enforceable term or enforceable terms that as nearly as possible effect the Parties’ intent.

15

7.6        Entire Agreement.  This Agreement, the Purchase and Sale Agreement and the Ancillary Agreements (together with the agreements, appendices, exhibits, schedules and certificates referred to therein or delivered pursuant thereto), constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof.

7.7        Assignment.  This Agreement shall be binding upon, and shall inure to the benefit of, the Parties, and their respective successors and permitted assigns.  Otherwise, no Party may assign this Agreement or any of its rights under this Agreement without the prior written consent of the other Party (which consent may be granted or withheld in each such other Party’s respective sole discretion); provided,  however, that Recipient shall have the right, upon prior written notice to Wing, to assign Recipient’s rights under this Agreement to one or more of its Affiliates which acquires any of the Assets.

7.8        Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the Parties and their permitted respective successors and assigns.  If any permitted transfer or assignment is effected by a Party pursuant to the terms of this Agreement, or by any of its successors or assigns, the transfer or assignment will be made expressly subject to this Agreement, and the transferor shall remain responsible for the obligations of the transferee.

7.9        Joint Preparation.  The Parties acknowledge and agree that this Agreement was jointly prepared by the Parties, and that each Party was afforded the opportunity to consult with counsel in the preparation and negotiation of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Agreement.

7.10      Counterparts.  This Agreement may be executed and delivered in one or more counterparts, each of which when executed and delivered shall be an original, and all of which when executed shall constitute one and the same instrument.  The exchange of copies of this Agreement and of signature pages by facsimile or by electronic image scan transmission in .pdf format shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes.

[Signature page follows]

16

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the Closing Date.

WING RESOURCES EMPLOYEES II LLC

By:
Print:
Title:

[Signature Page to Asset Management Agreement]

ALLIANCE RESOURCE PARTNERS, L.P.

By:
Print:
Title:

[Signature Page to Asset Management Agreement]

Exhibit A5

Examples of Expense Allocations

Costs Not Reimbursable by Recipient (Borne by Wing or an Affiliate thereof)	Costs Reimbursable by Recipient (subject to the terms of the Agreement)*	Cost Category
Cost of Management and In-House Legal Employees		Management Fee
Cost of In-House Technical Staff		Management Fee
Cost of In-House Accounting and Reporting Staff • Cost of Accountants and Accounting Support Staff		Management Fee
Cost of In-House Land Support Staff • Cost of Land Admin and Support Staff		Management Fee
Cost of In-House Office Support and Administrative Staff		Management Fee
Office Rent and Related Overhead		Management Fee
Office Equipment/Supplies • Computers, copiers and servers.		Management Fee
	Third Party Legal • Third party legal expenses directly related to the management of mineral interests, such as title curative and title claims	Operating Costs
	Title Agents • Allocable pro-rata costs of employees or contractors for mineral title research associated with title curative or ownership confirmation	Operating Costs

5         Note to Draft: Exhibits remain under review by the Parties.

Exhibit A

Asset Management Agreement

Third Party Technical Study • Cost of third party engineers, geologists or other technical personnel required as part of this engagement, or as otherwise requested by Recipient	Operating Cost
Third Party Accounting Costs • Cost of audits, tax returns, Sarbanes-Oxley and SEC reporting, and other reporting as needed or required	Operating Costs
Third Party Technical Reports • Cost of reserve reports and other required engineering reports required as part of this engagement, or as otherwise requested by Recipient	Operating Costs
Registration Expenses • State and federal registrations and regulatory requirements related to the mineral interests	Operating Costs
Title Expenses • Recording fees, courthouse copies, fees for access to online title information, title plant charges, etc.	Operating Costs
Corporate Insurance • As requested and to the extent available	Operating Costs
Postage, courier fees, other mailing expenses	Operating Costs
Information Technology • Cost of software application data, subscriptions or licenses as part of this engagement, or as otherwise requested by Recipient.	Operating Costs

The above expenses are examples and are not intended to be an all-inclusive list of expenses that will be incurred.

Exhibit A

Asset Management Agreement

*  The items listed in the column entitled “Costs Reimbursable by Recipient” shall not include any costs, expenses or liabilities to the extent that Sellers have expressly agreed to bear or be responsible for same under the Purchase and Sale Agreement.

Exhibit A

Asset Management Agreement

Exhibit B6

Reporting Requirements and Timeline

I.     Monthly Financial Reporting

a.           No later than three (3) days after the end of each calendar month (“Closing Month”), Wing will provide to Recipient, the estimated revenues, estimated revenue taxes, marketing expenses and any other pertinent expense estimates for the Closing Month by state within each producing basin and the true-up of the same categories and basin/state break-outs as available for months prior to the Closing Month, beginning with the Closing Month of _________,] 2019.  The true-up reporting will include the application of cash received as to the specific month and revenue categories.  Cash application reporting is also referenced in Section 2.2(d)(ii) of this Agreement.

b.          No later than three (3) days after the end of each Closing Month, Wing will provide to Recipient, estimated production data by state within each producing basin for use in Recipient’s units of production depletion expense under successful efforts accounting methods and the true-up of the same production data as available for months prior to the Closing Month, beginning with the Closing Month of _________, 2019.

c.           Seven (7) days after the end of each Closing Month, beginning with the closing month of _________ 2019, Wing will provide Recipient with revenue budget and forecast variance explanations in excess of $10,000 for an individual property for use in Recipient’s monthly budget and forecast variance explanations.

d.          Wing will provide to Recipient no later than twenty (20) days after each Closing Month, monthly accounts receivable aging reports by lease based on Recipient’s estimated revenues recorded in the most recent Closing Month.

e.           Wing will provide assistance with all other typical accruals and allocations as recorded in the past by Wing prior to the Closing Date and any other allocations by basin as needed to assist Recipient with monthly financial reporting.

II.   Quarterly Financial Reporting

a.           Wing will assist Recipient quarterly for each Contract Quarter with an impairment assessment by basin.

b.          Wing shall provide Recipient 30 days in advance of each Contract Quarter a quarterly budget for Operating Costs, which shall be subject to Recipient’s reasonable approval (as approved, the “Approved Quarterly Budget”).

III.  Semi-Annual Financial Reporting

6         Note to Draft: Exhibits remain under review by the Parties.

Exhibit B

Asset Management Agreement

a.           Wing will assist Recipient with the accounting for the transfer of reserves among 3P, 2P and 1P classifications such that Recipient can transfer allocated PP&E book and tax asset cost between the categories and adjust depreciation expense accordingly.  Wing will provide the reserve transfer information to Recipient by June 15 and December 15 of each year.

IV.  Annual Financial Reporting

a.           No later than 30 days following the Closing Date, Wing will provide to Recipient necessary estimated receivable and payable accrual amounts to assist Recipient with establishing the day 1 balance sheet as of the Closing Date related to the Assets.  Accordingly, the receivable and payable accruals must include estimates of outstanding receivables and payables for the period beginning May 1, 2019 through the Closing Date in accordance with GAAP.  Wing will assist Recipient in months after the first Closing Month with true-up efforts related to the Closing Date day 1 balance sheets.

b.          No later than September 15, 2019, Wing will provide estimated 2018 third quarter and year-to-date revenues and net income for Recipient’s use in required pro forma financial information for Recipient’s 2019 3rd quarter Form 10-Q footnotes in addition to estimated year-to-date revenues and net income for the second quarter 2019 and, if applicable partial third quarter through the Closing Date. The amounts must reflect full accrual estimates as typically included in Recipient annual audited financials.  The same quarterly and year-to-date amounts for Recipient's pro forma footnote purposes will be necessary for the quarter-end period December 31, 2018. The quarterly and year-to-date amounts for the 2018 fourth quarter will be provided by December 15, 2019 and if possible, Recipient would prefer Wing provide the quarterly and year-to-date amounts for the 2018 fourth quarter much earlier in the year to allow Recipient’s auditors to complete their review of the quarterly and year-to-date pro-forma amounts well before Recipient’s audit of its 2019 Form 10-K footnotes is completed. It will be necessary for pro forma data included in Recipient’s 2019 and 2020 Form 10-K's and 2019 Form 10-Q’s to include net income from Wing based on the successful efforts accounting method.  Accordingly, estimated net income amounts discussed above, to be provided by Wing for Recipient's pro forma footnote presentations, will be based on successful efforts accounting.

c.           Wing will provide assistance to Recipient with annual budgeting, planning and forecasting reporting as needed.

d.          Wing will coordinate Federal tax K-1 reporting with the Approved Tax Preparer such that Recipient can complete their K-1’s on a timely basis.

e.           Wing will assist Recipient with other Federal and State tax reporting related to taxes other than income taxes discussed in the above Paragraph III.d. of this Exhibit B.

f.           Recipient and its Affiliates will have audit rights to all source documents supporting audited financials from all past years for Wing.

V.   Land Reports

a.           Wing will provide the Monthly Land Report to Recipient no later than 20 days after the end of each month.

Exhibit B

Asset Management Agreement

VI.  Reserve Reports

a.           Wing will coordinate with appropriate engineering resources to complete by January 31st of each year necessary reserve reporting for use in Recipient’s annual Form 10-K, beginning with January 31, 2020 for the year-end December 31, 2019, and for use in Recipient’s annual units of production depletion rates for book and tax purposes.  Wing will coordinate with appropriate engineering resources to complete by 30 days after the Closing Date necessary reserve reporting as of the Closing Date for use in Recipient’s units of production depletion rates for book purposes for the remainder of 2019 and beginning purchase price allocation.   If requested by Recipient, this will include preparing a reserve report audited by independent petroleum engineers of recognized national standing evaluating all proved oil and gas reserves owned by Recipient prepared according to SEC Guidelines prepared as of the Closing Date.  It is anticipated this report will be based on a roll forward of data from the report prepared pursuant to the below Paragraph VI.c. of this Exhibit B.

b.          By June 1st of each year, an internally prepared reserve report evaluating all Interests (which shall include proved, probable, and possible reserves) according to SPE Standards (an “Internal Reserve Report”) prepared as of the preceding April 1st.  This reserve report shall be accompanied by an internally prepared forecast of revenue based on such reserve report.

c.           By December 1st of each year, an Internal Reserve Report prepared as of the preceding October 1st.  This reserve report shall be accompanied by an internally prepared forecast of revenue based on such reserve report.

d.          Wing shall provide historical production data files for production prior to the Closing Date in a spreadsheet format easily usable for sorting and other extractions.

Exhibit B

Asset Management Agreement

Exhibit C7

Reporting Methodology

1)    Engineering

a)    Engineering will receive the well lists no later than the following Business Day after the third Monday of each month.

b)    Engineering will create database by algorithmically fitting wells with production values or type curves to generate monthly estimates for accruals

i)    Engineer will develop database of wells for monthly report

(1)  Database will only consist of wells determined Proved Developed Producing (PDP)

(a)  Wells that have a completion date and/or production determined through a DrillingInfo query

(b)  Net Revenue Interest (NRI), provided by in Land Reporting, will be entered into database

ii)   Engineer will forecast each horizontal well

(1)  Apply production values when available

(2)  It is anticipated that we would apply a type curve with a start date one month after completion if production not available

(3)  Input marketing parameters based on a historical analysis.

iii)  Engineering will forecast vertical wells by basin as a group and not at a well level.

iv)  Engineering Manager Reviews completed forecasted database

(1)  Reviews newer (previous 9 months) completed wells

(2)  Reviews high net interest wells

c)    Engineering will provide outputs (oil & gas volumes and revenues) to Accounting by the 1st of following month. Methodology for reporting estimates and actuals of natural gas liquids (NGL) volumes and pricing to be determined.

2)    Land Reporting

a)    Land Administration will provide monthly reports for rigs on acreage, number of wells by operator, and well activity (number of wells permitted, drilling, and completed), including an aging report for permitted wells. Recipient will provide the example reports to Wing.

b)    Land Administration will provide a well list including API, net revenue interest, well status and applicable dates to engineering on the first business day following the third Monday of every month.

c)    Land Administration will provide monthly highlights of high impact activity on the acreage, including pad level leasing activity, new well results, and lease bonus opportunities.  Recipient will provide the example reports to Wing.

3)    Accounting

7         Note to Draft: Exhibits remain under review by the Parties.

Exhibit C

Asset Management Agreement

a)    Accounting will prepare a reconciliation of actual to accrued revenue, including oil, gas and other (NGLs, plant products, etc.) using the following cut-off method to provide a reasonable amount of time for analysis:

i)    Accounting will collect all revenue statements for a Closing Month,

ii)   By the 15th day of the month following the Closing Month, Accounting will prepare a reconciliation of actual receipts to accrued revenue and taxes withheld by operators, including severance and marketing taxes, with an explanation of differences greater than $5,000.

Exhibit C

Asset Management Agreement

Exhibit D8

Form of Lease

[Attached]

8         Note to Draft: Exhibits remain under review by the Parties.

Exhibit D

Asset Management Agreement

Exhibit E

Midland Basin

Pioneer Natural Resources - Houpt Lease, Well No. 1 42329310290000 Section 24, Block 39, Abstract 840, T&P RR Co Survey, Midland County, TX

Subsurface Interval	Top Depth	Base Depth
Spraberry Lower	8,279	9,098
Dean (Excluded)	9,098	9,288
Wolfcamp A	9,288	9,554
Wolfcamp B	9,554	9,900
Wolfcamp C	9,900	10,286
Wolfcamp D	10,286	10,597

Exhibit F - Sample Calculations

Midland Basin

Formation	Top Depth	Base Depth	Target Formation Footage (Y)	Net Royalty Acres (X)	X * Y / Z
Spraberry Lower	8279	9098	819	150	57.73026316
Wolfcamp A	9288	9554	266	150	18.75
Wolfcamp B	9554	9900	346	150	24.38909774
Wolfcamp C	9900	10286	386	150	27.20864662
Wolfcamp D	10286	10597	311	75	10.96099624

Tract Footage (Z)			2128

				Actual NRA	139.0390038

Execution Version

DISCLOSURE SCHEDULES

This set of Disclosure Schedules (these “Disclosure Schedules”) is referred to in, and part of, that certain Purchase and Sale Agreement (the “Agreement”), dated as of June 21, 2019, by and among Wing Resources LLC (“Wing I”), Wing Resources II LLC (“Wing II,” each of Wing I and Wing II, a “Seller,” and collectively, the “Sellers”), each a Delaware limited liability company, on the one hand, and Alliance Resource Partners, L.P., a Delaware limited partnership (“Buyer”), on the other hand, and is delivered by the Sellers.  Capitalized terms used herein but not defined herein shall have the respective meanings ascribed to them in the Agreement.

The section numbers in these Disclosure Schedules correspond to the section numbers in the Agreement; provided,  however, that any item disclosed in any section of these Disclosure Schedules shall be deemed to be disclosed in each other section of these Disclosure Schedules to which the relevance of such disclosure is reasonably apparent on the face of such disclosure. These Disclosure Schedules are qualified in their entirety by reference to the Agreement and are not intended to constitute, and shall not be construed as constituting, any representation, warranty or covenant of the Sellers, except as and to the extent expressly provided in the Agreement. Nothing set forth in these Disclosure Schedules shall be deemed to broaden or otherwise amplify the representations, warranties or covenants contained in the Agreement or to interpret the meaning of any of the representations, warranties or covenants in the Agreement.

The inclusion of any information in these Disclosure Schedules shall not be deemed an admission or acknowledgment by the Sellers that such information (or any non–disclosed item or information of comparable or greater significance) is material to the Sellers, or any Subsidiary of any Seller, or has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or is outside the ordinary course of business. The inclusion of any information, item or other disclosure in these Disclosure Schedules shall not be construed as (a) an admission, indication or representation that such information, item or other disclosure is or is not “material” or would or would not, individually or in the aggregate, have a Material Adverse Effect, (b) an admission of any liability or obligation of the Sellers with respect to any third Person, (c) an admission against the interest of the Sellers to any third Person or (d) a basis for interpreting the terms material or Material Adverse Effect, establishing any standard for what is or is not in the ordinary course of business, or defining any other term or establishing any other standard set forth in the Agreement. Certain matters are listed in these Disclosure Schedules for informational purposes only and may not be required to be listed herein by the terms of the Agreement. Such additional matters do not necessarily include other matters of a similar nature.

In disclosing this information, the Sellers expressly do not waive any attorney–client privilege or other applicable privilege or protections associated with such information or any protection afforded by the work-product doctrine with respect to any of the matters disclosed or discussed herein.

The Sellers do not assume any responsibility to any Person that is not a party to the Agreement for the accuracy of any information herein. The information was not prepared or disclosed with a view to its potential disclosure to others. Subject to applicable Law, this information is disclosed in confidence for the purposes contemplated in the Agreement and is subject to the confidentiality provisions of the Agreement and the Confidentiality Agreement entered into by the Parties.

Headings have been inserted in these Disclosure Schedules for convenience of reference only and shall not affect in any way the construction or interpretation of these Disclosure Schedules or the Agreement.

TABLE OF CONTENTS

Section 4.11 – Contracts and Leases	1
Section 4.13 – No Cost-Bearing Interests	2

Section 4.11 – Contracts and Leases

None.

1

Section 4.13 – No Cost-Bearing Interests

None.

2